                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: AMERICAN HOMESTAR OF ALABAMA, INC.         PETITION DATE: JANUARY 11, 2001

                                                                     CASE NUMBER: 01-80018-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  APRIL  YEAR  2001
                                            -----        ----

                MONTH                            JANUARY      FEBRUARY        MARCH       APRIL
                -----                            -------      --------        -----       -----
REVENUES (MOR-6)                                  16,344        158,292      151,335      42,979
INCOME BEFORE INT, DEPREC./TAX (MOR-6)          (224,396)    (5,514,667)     945,204     227,954
NET INCOME (LOSS) (MOR-6)                       (224,396)    (5,531,496)     928,443     227,954
PAYMENTS TO INSIDERS (MOR-9)                          --             --           --          --
PAYMENTS TO PROFESSIONALS (MOR-9)                     --             --           --          --
TOTAL DISBURSEMENTS (MOR-8)                       31,854         34,218      151,257      29,155

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and A COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

        REQUIRED INSURANCE MAINTAINED
             AS OF SIGNATURE DATE

                                                         EXP.
                                                         DATE
                                                         ----
CASUALTY                     YES (X)  NO ( )           06/30/02
LIABILITY                    YES (X)  NO ( )           06/30/02
VEHICLE                      YES (X)  NO ( )           06/30/02
WORKER'S                     YES (X)  NO ( )           03/28/02
OTHER - DIRECTOR/OFFICER     YES (X)  NO ( )           01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Wahrlich, P.C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP: Houston, TX 77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                                    CIRCLE ONE
Are all accounts receivable being collected within terms?                            YES   [NO]

Are all posted-petition liabilities, including taxes, being paid within terms?      [YES]   NO

Have any pre-petition liabilities been paid?                                        [YES]   NO
If so, describe. PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS
OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND COMPENSATION
SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                      [YES]   NO

Were any assets disposed of outside the normal course of business?                   YES   [NO]
If so, describe.
                ---------------------------------------------------------------.

--------------------------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current?                                 [YES]  NO

What is the status of your Plan of Reorganization? DISCLOSURE STATEMENT AND
PROPOSED PLAN APPROVED FOR MAILING ON JUNE 18, 2001. MAILING COMMENCED ON JUNE
26, 2001.

                             I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                             SIGNED /s/ CRAIG A. REYNOLDS
                                   ---------------------------------------------

                             TITLE Vice President of Finance
                                   ---------------------------------------------

         MOR-1

CASE NAME: AMERICAN HOMESTAR OF ALABAMA, INC.        CASE NUMBER: 01-80018-G3-11

                           COMPARATIVE BALANCE SHEETS

                                                           MONTH        MONTH        MONTH         MONTH
                 ASSETS                   FILING DATE*    JANUARY      FEBRUARY      MARCH         APRIL
                 ------                   ------------   ----------   ----------   ----------   ----------
CURRENT ASSETS
    Cash                                       392,114      537,710      209,126      571,974      781,589
    Accounts Receivable, Net                   839,831      633,954       83,200      340,796      354,356
    Inventory: Lower of Cost or Market       1,986,297    1,552,283    1,068,320      910,820      915,445
    Prepaid Expenses                                --           --           --           --           --
    Investments                                     --           --           --           --           --
    Other                                           --           --           --           --           --
                                            ----------   ----------   ----------   ----------   ----------
TOTAL CURRENT ASSETS                         3,218,242    2,723,947    1,360,646    1,823,589    2,051,389
                                            ==========   ==========   ==========   ==========   ==========
PROPERTY, PLANT & EQUIP, @ COST             12,062,898   12,062,898   12,073,952   12,073,952   12,073,952
Less Accumulated Depreciation                2,809,503    2,809,503    2,826,333    2,842,886    2,842,886
Less Impairment Reserve                                                4,623,810    4,623,810    4,623,810
                                            ----------   ----------   ----------   ----------   ----------
Net Book Value of PP & E                     9,253,394    9,253,394    4,623,810    4,607,257    4,607,257
                                            ==========   ==========   ==========   ==========   ==========
OTHER ASSETS:
    1.  Tax Deposits                                --           --           --           --           --
    2.  Investments in Subs                         --           --           --           --           --
    3.  Deposits                               485,754      485,754      485,754      485,404      485,404
    4.  Interests in Insurance Policies             --           --           --           --           --
    5.  Note Receivable                             --           --           --           --           --
    6.  Other Assets                         1,925,923    1,925,923    1,925,923    1,925,923    1,925,923
    7.  Intercompany                           255,594      255,594      255,594      255,594      191,506
                                            ----------   ----------   ----------   ----------   ----------
       TOTAL ASSETS                         15,138,907   14,644,612    8,651,727    9,097,767    9,261,478
                                            ==========   ==========   ==========   ==========   ==========

                    * Per Schedules and Statement of Affairs

         MOR-2

CASE NAME: AMERICAN HOMESTAR OF ALABAMA, INC.        CASE NUMBER: 01-80018-G3-11


                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                      MONTH          MONTH          MONTH          MONTH
EQUITY                                  FILING DATE*      JANUARY        FEBRUARY        MARCH          APRIL
---------------------                   ------------    -----------    -----------    -----------    -----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                       208,370        157,009        136,307        183,390
                                                         ----------     ----------     ----------     ----------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured               366,463        366,463        366,463             --             --
       Priority Debt                          33,104         33,127         33,127         49,688         49,688
       Federal Income Tax                   (725,000)      (725,000)      (725,000)      (725,000)      (725,000)
       FICA/Withholding                           --             --             --             --             --
       Unsecured Debt                      5,819,951      5,819,951      5,470,628      5,358,829      5,293,430
       Intercompany                       24,295,133     23,816,841     23,756,135     23,756,135     23,710,209
       Other                                      --             --             --             --             --
                                         -----------    -----------    -----------    -----------    -----------
   TOTAL PRE-PETITION LIABILITIES         29,789,650     29,311,382     28,901,353     28,439,652     28,328,326
                                         -----------    -----------    -----------    -----------    -----------
TOTAL LIABILITIES                         29,789,650     29,519,752     29,058,362     28,575,959     28,511,716
                                         ===========    ===========    ===========    ===========    ===========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                            --             --             --             --             --
       Common Stock                               --             --             --             --             --
ADDITIONAL PAID-IN CAPITAL                        --             --             --             --             --
RETAINED EARNINGS: Filing Date           (14,650,743)   (14,650,743)   (14,650,743)   (14,650,743)   (14,650,743)
RETAINED EARNINGS: Post Filing Date               --       (224,396)    (5,755,892)    (4,827,449)    (4,599,495)
                                         -----------    -----------    -----------    -----------    -----------
TOTAL OWNER'S EQUITY (NET WORTH)         (14,650,743)   (14,875,139)   (20,406,635)   (19,478,192)   (19,250,238)
                                         -----------    -----------    -----------    -----------    -----------
TOTAL LIABILITIES & OWNER'S EQUITY        15,138,907     14,644,612      8,651,727      9,097,767      9,261,478
                                         ===========    ===========    ===========    ===========    ===========

                    * Per Schedules and Statement of Affairs
         MOR-3

CASE NAME: AMERICAN HOMESTAR OF ALABAMA, INC.        CASE NUMBER: 01-80018-G3-11


                      SCHEDULE OF POST-PETITION LIABILITIES

                                           MONTH      MONTH      MONTH       MONTH
                                          JANUARY    FEBRUARY    MARCH       APRIL
                                          --------   --------   --------   --------
TRADE ACCOUNTS PAYABLE                      95,397      8,722      1,311     11,465
                                           -------    -------    -------    -------
TAX PAYABLE
     Federal Payroll Taxes                  20,602     25,156         --         --
     State Payroll & Sales                   5,610      4,457         --         --
     Ad Valorem Taxes                           --         --         --         --
     Other Taxes                                --         --         --         --
                                           -------    -------    -------    -------
TOTAL TAXES PAYABLE                         26,212     29,614         --         --
                                           =======    =======    =======    =======
SECURED DEBT POST-PETITION                      --         --         --         --
ACCRUED INTEREST PAYABLE                        --         --         --         --
* ACCRUED PROFESSIONAL FEES                     --         --         --         --
OTHER ACCRUED LIABILITIES:
     1. Salaries                            24,835     72,740         --         --
     2. Post-Petition Intercompany          61,926     45,933    134,996    171,925
     3                                          --         --         --         --
                                           -------    -------    -------    -------
TOTAL POST-PETITION LIABILITIES (MOR-3)    208,370    157,009    136,307    183,390
                                           =======    =======    =======    =======

* Payment Requires Court Approval.

         MOR-4

CASE NAME: AMERICAN HOMESTAR OF ALABAMA, INC.        CASE NUMBER: 01-80018-G3-11


                       AGING OF POST-PETITION LIABILITIES
                               MONTH OF APRIL 2001

                                                             AD-VALOREM,
 DAYS       TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES    OTHER
 ----      -------   -----------   ---------   -----------   -----------   -------
 0-30      183,390        11,465          --            --            --   171,925
31-60           --
61-90           --
91 +            --
TOTAL      183,390        11,465          --            --            --   171,925


                          AGING OF ACCOUNTS RECEIVABLE

  MONTH      JANUARY    FEBRUARY    MARCH       APRIL
  -----      --------   --------   --------   --------
 0-30 DAYS     16,760         --         --         --
31-60 DAYS     76,209     16,760         --         --
61-90 DAYS    201,073     66,440                    --
91 +  DAYS    339,912         --    340,796    354,356
TOTAL         633,954     83,200    340,796    354,356

         MOR-5

CASE NAME: AMERICAN HOMESTAR OF ALABAMA, INC.        CASE NUMBER: 01-80018-G3-11


                           STATEMENT OF INCOME (LOSS)

           MONTH                        JANUARY      FEBRUARY       MARCH         APRIL       FILING TO DATE
           -----                      ----------    ----------    ----------    ----------    --------------
REVENUES (MOR-1)                          16,344       158,292       151,335        42,979           368,950
TOTAL COST OF REVENUES                   134,486       175,711           466         1,444           312,107
GROSS PROFIT                            (118,142)      (17,419)      150,869        41,535            56,843
OPERATING EXPENSES:
       Selling & Marketing                57,399           171         7,290         7,691            72,550
       General & Administrative           48,855        23,372        15,200          (904)           86,524
       Insiders Compensation                  --            --            --            --                --
       Professional Fees                      --            --         5,469        15,496            20,965
       Impairment of Assets                          5,473,705      (822,294)     (208,701)        4,442,710
       Other (attach list)                    --            --            --            --                --
                                                                                                          --
                                        --------    ----------      --------      --------        ----------
TOTAL OPERATING EXPENSES                 106,254     5,497,248      (794,335)     (186,418)        4,622,749
                                        ========    ==========      ========      ========        ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)     (224,396)   (5,514,667)      945,204       227,954        (4,565,905)
                                        ========    ==========      ========      ========        ==========
INTEREST EXPENSE                              --            --            --            --                --
DEPRECIATION                                  --        16,829        16,761            --            33,590
OTHER (INCOME) EXPENSE *                      --            --            --            --                --
OTHER ITEMS **                                --            --            --            --                --
                                        --------    ----------       -------       -------        ----------
TOTAL INT, DEPR & OTHER ITEMS                 --        16,829        16,761            --            33,590
                                        --------    ----------       -------       -------        ----------
NET INCOME BEFORE TAXES                 (224,396)   (5,531,496)      928,443       227,954        (4,599,496)
                                        ========    ==========       =======       =======        ==========
FEDERAL INCOME TAXES                          --            --            --            --                --
                                        --------    ----------       -------       -------        ----------
NET INCOME (LOSS) (MOR-1)               (224,396)   (5,531,496)      928,443       227,954        (4,599,496)
                                        ========    ==========       =======       =======        ==========

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

         MOR-6

CASE NAME: AMERICAN HOMESTAR OF ALABAMA, INC.        CASE NUMBER: 01-80018-G3-11

                                                          MONTH       MONTH        MONTH       MONTH     FILING TO
CASH RECEIPTS AND DISBURSEMENTS                          JANUARY     FEBRUARY      MARCH       APRIL       DATE
-------------------------------                         ---------   ---------    ---------   ---------   ---------
 1.  CASH - BEGINNING OF MONTH                            392,114     537,710      209,126     571,974     392,114
RECEIPTS:
 2.  CASH SALES                                                --                       --          --          --
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                    168,650     215,414      124,005      60,992     569,061
 4.  LOANS & ADVANCES (ATTACH LIST)                            --                       --          --          --
 5.  SALE OF ASSETS                                            --                       --          --          --
 6.  INTERCOMPANY                                           8,801                  390,100     177,778     576,679
 7.  OTHER (ATTACH LIST)                                       --                       --          --          --
                                                          -------     -------      -------     -------   ---------
TOTAL RECEIPTS                                            177,450     215,414      514,105     238,770   1,145,740
                                                          =======     =======      =======     =======   =========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 8.  NET PAYROLL                                           28,173       7,792          969                  36,933
 9.  PAYROLL TAXES PAID                                        --          --           --                      --
10.  SALES, USE & OTHER TAXES PAID                             --          --           --                      --
11.  SECURED / RENTAL / LEASES                                 --          --        2,399       2,883       5,281
12.  UTILITIES                                                 --      14,114       15,477       3,599      33,190
13.  INSURANCE                                                820         167       45,124                  46,112
14.  INVENTORY PURCHASES                                      360          --                                  360
15.  VEHICLE EXPENSES                                          --          --        3,231      13,532      16,763
16.  TRAVEL ENTERTAINMENT                                     600       1,537                                2,137
17.  REPAIRS, MAINTENANCE & SUPPLIES                           --          --       25,049       5,390      30,440
18.  ADMINISTRATIVE & SELLING                               1,901       9,879       35,172           0      46,952
19.  INTERCOMPANY                                                     510,510                              510,510
20.  TRANSPORTATION                                            --          --       23,836                  23,836
                                                         --------    --------      -------     -------     -------
TOTAL DISBURSEMENTS FROM OPERATIONS                        31,854     543,998      151,257      25,405     752,514
                                                         ========    ========      =======     =======     =======
20.  PROFESSIONAL FEES                                         --          --                                   --
21.  U.S. TRUSTEE FEES                                         --          --                    3,750       3,750
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)               --          --                                   --
                                                          -------    --------      -------     -------     -------
TOTAL DISBURSEMENTS                                        31,854     543,998      151,257      29,155     756,264
                                                          =======    ========      =======     =======     =======
23.  NET CASH FLOW                                        145,597    (328,584)     362,848     209,615     389,476
                                                          -------    --------      -------     -------     -------
24.  CASH - END OF MONTH (MOR-2)                          537,710     209,126      571,974     781,589     781,589
                                                          =======    ========      =======     =======     =======

                     * applies to Individual debtor's only.
         MOR-7

CASE NAME: AMERICAN HOMESTAR OF ALABAMA, INC.        CASE NUMBER: 01-80018-G3-11


                           CASH ACCOUNT RECONCILIATION
                               MONTH OF APRIL 2001

BANK NAME                       Bank of America  Bank of America                                  Petty Cash
---------                       ---------------  ---------------                                  ----------
ACCOUNT NUMBER                   # 3755500263
                                                                                                                 GRAND
ACCOUNT TYPE                      OPERATING        INVESTMENT      OPERATING  OPERATING  PAYROLL  OTHER FUNDS    TOTAL
--------------                    ---------        ----------      ---------  ---------  -------  -----------   -------
BANK BALANCE                        258,807           398,971             --         --       --           --   657,778
DEPOSIT IN TRANSIT                  123,811                --             --         --       --           --   123,811
OUTSTANDING CHECKS                       --                --             --         --       --           --        --
                                   --------           -------          -----      -----    -----        -----   -------
ADJUSTED BANK BALANCE               382,618           398,971             --         --       --           --   781,589
                                   ========           =======          =====      =====    =====        =====   =======
BEGINNING CASH - PER BOOKS          571,974                --             --         --       --         (364)  571,610
RECEIPTS                             60,992                --             --         --       --           --    60,992
TRANSFERS BETWEEN ACCOUNTS         (221,193)          398,971             --         --       --          364   178,142
(WITHDRAWAL) CONTRIBUTION - BY
  INDIVIDUAL DEBTOR MFR-2                --                --             --         --       --           --        --
CHECKS / OTHER DISBURSEMENTS        (29,155)               --             --         --       --           --   (29,155)
                                   --------           -------          -----      -----    -----        -----   -------
ENDING CASH - PER BOOKS             382,618           398,971             --         --       --           --   781,589
                                   ========           =======          =====      =====    =====        =====   =======

         MOR-8

CASE NAME: AMERICAN HOMESTAR OF ALABAMA, INC.        CASE NUMBER: 01-80018-G3-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND THE PROFESSIONALS.

ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (e.g.,
SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                            MONTH      MONTH      MONTH      MONTH
   INSIDERS: NAME/POSITION/COMP TYPE       JANUARY    FEBRUARY    MARCH      APRIL
   ---------------------------------      --------   --------   --------   --------
1. Ronald McCaslin/President                     --         --         --         --
2. Jackie Holland/Vice President                 --         --         --         --
3. Craig A. Reynolds/Secretary, Director         --         --         --         --
4. Kristi E. Gross/Assistant Secretary           --         --         --         --
5. Charles N. Carney, Jr./Director               --         --         --         --
6.                                               --         --         --         --
                                              -----      -----      -----      -----
TOTAL INSIDERS (MOR-1)                           --         --         --         --
                                              =====      =====      =====      =====

                                    MONTH      MONTH        MONTH       MONTH
PROFESSIONALS/NAME/ORDER DATE      JANUARY    FEBRUARY      MARCH       APRIL
-----------------------------      -------    --------      -----       -----
1.                                       --         --         --          --
2                                        --         --         --          --
3                                        --         --         --          --
4                                        --         --         --          --
5                                        --         --         --          --
6                                        --         --         --          --
                                      -----      -----      -----       -----
TOTAL PROFESSIONALS (MOR-1)              --         --         --          --
                                      =====      =====      =====       =====

         MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME:  AMERICAN HOMESTAR OF BURLESON, L. P.               PETITION DATE: JANUARY 11, 2001

                                                                              CASE NUMBER: 01--80019--G3--11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  APRIL  YEAR  2001
                                            ----------   --------

                MONTH                              JANUARY      FEBRUARY       MARCH         APRIL
                -----                              -------      --------       -----         -----
REVENUES (MOR--6)                                  123,280        98,862      119,800       254,945
INCOME BEFORE INT, DEPREC./TAX (MOR--6)           (337,458)       44,728      (50,515)      (98,028)
NET INCOME (LOSS) (MOR--6)                        (337,458)       29,847      (65,396)     (112,909)
PAYMENTS TO INSIDERS (MOR--9)                           --            --           --            --
PAYMENTS TO PROFESSIONALS (MOR--9)                      --            --           --            --
TOTAL DISBURSEMENTS (MOR--8)                       289,630       131,105      260,398       207,305

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                            EXP.
                                                            DATE
                                                            --------
CASUALTY                      YES (X)  NO ( )             06/30/02
LIABILITY                     YES (X)  NO ( )             06/30/02
VEHICLE                       YES (X)  NO ( )             06/30/02
WORKER'S                      YES (X)  NO ( )             05/31/02
OTHER -- DIRECTOR/OFFICER     YES (X)  NO ( )             01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Wahrlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------


                                                                                                 CIRCLE ONE
Are all accounts receivable being collected within terms?                                        YES   [NO]

Are all posted-petition liabilities, including taxes, being paid within terms?                  [YES]   NO

Have any pre-petition liabilities been paid?                                                    [YES]   NO
If so, describe.  PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS OF PRE-PETITION
WAGES, SALARIES, COMMISSIONS AND COMPENSATION SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                                  [YES]   NO

Were any assets disposed of outside the normal course of business?                               YES   [NO]
If so, describe.
                ----------------------------------------------------------------.

--------------------------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current?                                            [YES]    NO

What is the status of your Plan of Reorganization?  DISCLOSURE STATEMENT AND PROPOSED PLAN
APPROVED FOR MAILING ON JUNE 18, 2001. MAILING COMMENCED ON JUNE 26, 2001.

                           I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                           SIGNED  /s/ CRAIG A REYNOLDS
                                 -----------------------------------------------

                           TITLE Vice President of Finance
                                 -----------------------------------------------


         MOR-1

CASE NAME: AMERICAN HOMESTAR OF BURLESON, L.P.       CASE NUMBER:01-80019-G3-11




                           COMPARATIVE BALANCE SHEETS


                                                        MONTH             MONTH           MONTH           MONTH           MONTH
                        ASSETS                       FILING DATE*        JANUARY         FEBRUARY         MARCH           APRIL
                                                     ------------       ---------       ---------       ---------       ---------
CURRENT ASSETS
    Cash                                                  363,659         130,741         187,325           2,605          21,731
    Accounts Receivable, Net                              127,121         384,971         366,764          23,825          10,249
    Inventory: Lower of Cost or Market                    810,782         809,849         792,379         704,884         659,079
    Prepaid Expenses                                           --              --              --              --              --
    Investments                                                --              --              --              --              --
    Other                                                      --              --              --              --              --
                                                        ---------       ---------       ---------       ---------       ---------
TOTAL CURRENT ASSETS                                    1,301,561       1,325,562       1,346,468         731,314         691,059
                                                        =========       =========       =========       =========       =========

PROPERTY, PLANT&EQUIP, @ COST                           2,179,032       2,179,032       2,179,032       2,179,032       2,179,032
Less Accumulated Depreciation                           1,025,945       1,025,945       1,040,825       1,055,706       1,070,586
                                                        ---------       ---------       ---------       ---------       ---------
Net Book Value of PP & E                                1,153,087       1,153,087       1,138,206       1,123,326       1,108,446
                                                        =========       =========       =========       =========       =========
OTHER ASSETS:
    1.  Tax Deposits                                           --              --              --              --              --
    2.  Investments in Subs                                    --              --              --              --              --
    3.  Deposits                                            3,000           3,000           3,000           3,000           3,000
    4.  Interests in Insurance Policies                        --              --              --              --              --
    5.  Note Receivable                                        --              --              --              --              --
    6.  Other Assets                                      149,366         149,366         149,366         149,366         149,366
    7.  Intercompany                                    2,368,023       1,875,084       1,941,902       2,136,147       2,392,793
    8.  Post-Petition Intercompany                             --          88,359              --         171,957              --
                                                        ---------       ---------       ---------         -------         -------
       TOTAL ASSETS                                     4,975,038       4,594,458       4,578,943       4,315,110       4,344,664
                                                        =========       =========       =========       =========       =========

                    * Per Schedules and Statement of Affairs
         MOR-2

CASE NAME:  AMERICAN HOMESTAR OF BURLESON, L.P.      CASE NUMBER: 01-80019-G3-11


                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                                  MONTH            MONTH            MONTH            MONTH
EQUITY                                           FILING DATE*         JANUARY         FEBRUARY           MARCH            APRIL
---------------------                            ------------        ---------        ---------        ---------        ---------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                                   43,710          122,245           86,636          233,815
                                                                    ----------       ----------       ----------       ----------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                             --               --               --               --               --
       Priority Debt                                   58,358           58,380           26,010           82,859           82,859
       Federal Income Tax                             143,000          143,000          143,000          143,000          143,000
       FICA/Withholding                                    --               --               --               --               --
       Unsecured Debt                               1,518,648        1,431,792        1,340,266        1,120,590        1,115,873
       Other                                               --               --               --               --               --
                                                   ----------       ----------       ----------       ----------       ----------
   TOTAL PRE-PETITION LIABILITIES                   1,720,006        1,633,173        1,509,276        1,346,449        1,341,732
                                                   ----------       ----------       ----------       ----------       ----------
TOTAL LIABILITIES                                   1,720,006        1,676,883        1,631,521        1,433,085        1,575,547
                                                   ==========       ==========       ==========       ==========       ==========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                                     --               --               --               --               --
       Common Stock                                        --               --               --               --               --
ADDITIONAL PAID-IN CAPITAL                                 --               --               --               --               --
PARTNERS CAPITAL                                    6,506,878        6,506,878        6,506,878        6,506,878        6,506,878
RETAINED EARNINGS: FILING DATE                     (3,251,846)      (3,251,846)      (3,251,846)      (3,251,846)      (3,251,846)
RETAINED EARNINGS: POST FILING DATE                        --         (337,458)        (307,610)        (373,006)        (485,915)
                                                   ----------       ----------       ----------       ----------       ----------
TOTAL OWNER'S EQUITY (NET WORTH)                    3,255,032        2,917,574        2,947,422        2,882,026        2,769,117
                                                   ----------       ----------       ----------       ----------       ----------
TOTAL LIABILITIES & OWNER'S EQUITY                  4,975,038        4,594,458        4,578,943        4,315,110        4,344,663
                                                   ==========       ==========       ==========       ==========       ==========

                    * Per Schedules and Statement of Affairs
         MOR-3

CASE NAME:  AMERICAN HOMESTAR OF BURLESON, L.P.      CASE NUMBER: 01-80019-G3-11




                      SCHEDULE OF POST-PETITION LIABILITIES

                                                   MONTH      MONTH       MONTH       MONTH
                                                  JANUARY    FEBRUARY     MARCH       APRIL
                                                  -------    --------    --------    --------
TRADE ACCOUNTS PAYABLE                             20,879      21,085      63,608     148,912
                                                  -------    --------    --------    --------
TAX PAYABLE
     Federal Payroll Taxes                          4,651      15,452       6,486      16,039
     State Payroll & Sales                            179         187         103         117
     Ad Valorem Taxes                                  --          --          --          --
     Other Taxes                                       --          --          --          --
                                                  -------    --------    --------    --------
TOTAL TAXES PAYABLE                                 4,830      15,639       6,589      16,156
                                                  =======    ========    ========    ========
SECURED DEBT POST-PETITION                             --          --          --          --
ACCRUED INTEREST PAYABLE                               --          --          --          --
* ACCRUED PROFESSIONAL FEES                            --          --          --          --
OTHER ACCRUED LIABILITIES:                             --          --          --          --
     1. Manufacturing                               5,454       4,076          --          --
     2. Salaries                                   12,548      54,214      11,212      24,046
     3. FIP                                            --       5,227       5,227          --
     4. INTERCOMPANY                                   --      22,005          --      44,701
                                                  -------    --------    --------    --------
TOTAL POST-PETITION LIABILITIES (MOR-3)            43,710     122,245      86,635     233,815
                                                  =======    ========    ========    ========

* PAYMENT REQUIRES COURT APPROVAL

         MOR-4

CASE NAME:  AMERICAN HOMESTAR OF BURLESON, L.P.      CASE NUMBER: 01-80019-G3-11


                       AGING OF POST-PETITION LIABILITIES
                                 MONTH OF APRIL

                                                           AD-VALOREM,
DAYS        TOTAL   TRADE ACCTS    FED TAXES  STATE TAXES  OTHER TAXES       OTHER
----        -----   -----------    ---------  -----------  -----------       -----
 0-30      233,815      148,912       16,039          117           --       68,747
31-60           --
61-90           --
91 +            --
TOTAL      233,815      148,912       16,039          117           --       68,747

                          AGING OF ACCOUNTS RECEIVABLE

  MONTH           JANUARY       FEBRUARY         MARCH           APRIL
                  -------       --------         ------         ------
 0-30 DAYS             --             --             --             --
31-60 DAYS             --             --             --             --
61-90 DAYS             --             --             --             --
91 + DAYS         384,971        366,764         23,825         10,249
TOTAL             384,971        366,764         23,825         10,249


          MOR-5

CASE NAME: AMERICAN HOMESTAR OF BURLESON, L.P.       CASE NUMBER: 01-80019-G3-11



                           STATEMENT OF INCOME (LOSS)

           MONTH                         JANUARY      FEBRUARY        MARCH         APRIL    FILING TO DATE
           -----                         -------      --------       -------      --------   --------------
REVENUES (MOR-1)                         123,280        92,862       119,800       254,945          590,886
TOTAL COST OF REVENUES                   124,900       122,152       213,692       158,256          619,000
GROSS PROFIT                              (1,621)      (29,290)      (93,892)       96,689          (28,114)
OPERATING EXPENSES:
       Selling & Marketing                40,238        89,296        92,272        50,164          271,970
       General & Administrative          295,599        15,766        15,886        10,707          337,958
       Insiders Compensation                  --            --            --            --               --
       Professional Fees                      --         1,619         3,750         5,369
       Correction of Liabilities        (179,080)     (153,153)      130,095      (202,138)
       Other (attach list)                    --            --            --            --               --
                                        --------        ------       -------       -------         --------
TOTAL OPERATING EXPENSES                 335,837       (74,018)      (43,377)      194,716          413,159
                                        ========        ======       =======       =======         ========
INCOME BEFORE INT, DEPR/TAX (MOR-1)     (337,458)       44,728       (50,515)      (98,028)        (441,273)
                                        ========        ======       =======       =======         ========
INTEREST EXPENSE                              --            --            --            --               --
DEPRECIATION                                  --        14,881        14,881        14,881           44,643
OTHER (INCOME) EXPENSE *                      --            --            --            --               --
OTHER ITEMS **                                --            --            --            --               --
                                        --------        ------       -------       -------         --------
TOTAL INT, DEPR & OTHER ITEMS                 --        14,881        14,881        14,881           44,643
                                        --------        ------       -------       -------         --------
NET INCOME BEFORE TAXES                 (337,458)       29,847       (65,396)     (112,909)        (485,915)
                                        ========        ======       =======       =======         ========
FEDERAL INCOME TAXES                          --            --            --            --               --
                                        --------        ------       -------       -------         --------
NET INCOME (LOSS) (MOR-1)               (337,458)       29,847       (65,396)     (112,909)        (485,915)
                                        ========        ======       =======       =======         ========

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

          MOR-6

CASE NAME:  AMERICAN HOMESTAR OF BURLESON, L.P.      CASE NUMBER: 01-80019-G3-11



                                                         MONTH             MONTH          MONTH             MONTH        FILING TO
CASH RECEIPTS AND DISBURSEMENTS                          JANUARY         FEBRUARY         MARCH             APRIL          DATE
-------------------------------                         --------         --------        --------          -------       ---------
 1.  CASH - BEGINNING OF MONTH                           363,659          119,062         187,325            2,605         363,659
RECEIPTS:
 2.  CASH SALES                                               --               --              --               --              --
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                       299          276,352         113,751           14,589         404,992
 4.  LOANS & ADVANCES (ATTACH LIST)                           --               --              --               --              --
 5.  SALE OF ASSETS                                           --               --              --               --              --
 6.  INTERCOMPANY                                         44,733               --              --          211,841         256,574
 7.  OTHER (ATTACH LIST)                                      --               --              --               --              --
                                                        --------          -------        --------          -------       ---------
TOTAL RECEIPTS                                            45,033          276,352         113,751          226,430         661,566
                                                        ========          =======        ========          =======       =========
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
 8.  NET PAYROLL                                          11,680           11,230             554           23,464
 9.  PAYROLL TAXES PAID                                       --               --              --
10.  SALES, USE & OTHER TAXES PAID                            --               --           1,505            1,505
11.  SECURED / RENTAL / LEASES                                --            6,347             509            8,229          15,085
12.  UTILITIES                                                --              294           6,824           12,199          19,317
13.  INSURANCE                                           201,039            5,210           8,660            5,013         219,921
14.  INVENTORY PURCHASES                                  46,257           72,650         114,207          127,479         360,594
15.  VEHICLE EXPENSES                                         --               --           1,057            1,221           2,278
16.  TRAVEL ENTERTAINMENT                                    707            1,486           3,826            1,780           7,799
17.  REPAIRS, MAINTENANCE & SUPPLIES                         642           32,488          60,617           42,752         136,499
18.  ADMINISTRATIVE & SELLING                             29,305            6,751          11,623            3,376          51,055
19.  DELIVERY                                                 --               --              --
20.  INTERCOMPANY                                         71,634           32,213              --          103,847
20.  TRANSPORTATION                                           --               --          58,382               --          58,382
                                                        --------          -------        --------          -------       ---------
TOTAL DISBURSEMENTS FROM OPERATIONS                      289,630          208,089         298,471          203,554         999,745
                                                        ========          =======        ========          =======       =========
20.  PROFESSIONAL FEES                                        --               --              --
21.  U.S. TRUSTEE FEES                                        --               --           3,750            3,750
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)              --               --              --               --
                                                        --------          -------        --------          -------       ---------
TOTAL DISBURSEMENTS                                      289,630          208,089         298,471          207,304       1,003,495
                                                        ========          =======        ========          =======       =========
23.  NET CASH FLOW                                      (244,598)          68,264        (184,720)          19,126        (341,928)
                                                        --------          -------        --------          -------       ---------
24.  CASH - END OF MONTH (MOR-2)                         119,062          187,325           2,605           21,731          21,731
                                                        ========          =======        ========          =======       =========

                     * applies to Individual debtor's only.
         MOR-7

CASE NAME: AMERICAN HOMESTAR OF BURLESON, L.P.       CASE NUMBER: 01-80019-G3-11


                           CASH ACCOUNT RECONCILIATION
                               MONTH OF APRIL 2001

BANK NAME                          BANK OF AMERICA      BANK ONE         BANK ONE         BANK ONE      PETTY CASH
---------                          ---------------      --------         --------         --------      ----------
ACCOUNT NUMBER                       # 3755500137     # 1826021055     # 1826021063     # 1826021071

ACCOUNT TYPE                           OPERATING         CHECKING         GENERAL          PAYROLL      OTHER FUNDS          TOTAL
------------                           ---------         --------         -------          -------      -----------          -----
BANK BALANCE                              27,505               --              --           19,558            2,500          49,563
DEPOSIT IN TRANSIT                            --               --              --               --               --              --
OUTSTANDING CHECKS                       (27,832)              --              --               --               --         (27,832)
                                        --------            -----           -----           ------            -----        --------
ADJUSTED BANK BALANCE                       (327)              --              --           19,558            2,500          21,731
                                        ========            =====           =====           ======            =====        ========
BEGINNING CASH - PER BOOKS                   105               --              --               --            2,500           2,605
RECEIPTS                                  14,589               --              --               --               --          14,589
TRANSFERS BETWEEN ACCOUNTS               192,284               --              --           19,558               --         211,841
(WITHDRAWAL) CONTRIBUTION - BY                --               --              --               --               --              --
INDIVIDUAL DEBTOR MFR-2
CHECKS / OTHER DISBURSEMENTS            (207,305)              --              --               --               --        (207,305)
                                        --------            -----           -----           ------            -----        --------
ENDING CASH - PER BOOKS                     (327)              --              --           19,558            2,500          21,731
                                        ========            =====           =====           ======            =====        ========

           MOR-8

CASE NAME: AMERICAN HOMESTAR OF BURLESON, L.P.       CASE NUMBER: 01-80019-G3-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS.

ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                                          MONTH        MONTH             MONTH        MONTH
    INSIDERS: NAME/POSITION/COMP TYPE                                    JANUARY      FEBRUARY           MARCH        APRIL
    ---------------------------------                                    -------      --------           -----        -----

1.  Finis F. Teeter/President HSTR General Holdings                           --            --              --           --
2.  Ronald McCaslin/Vice President, Director HSTR Gen Hold                    --            --              --           --
3.  Charles N. Carney, Jr./Vice President, Director HSTR Gen Hold             --            --              --           --
4.  Richard A. Carver/Vice President HSTR General Holdings                    --            --              --           --
5.  Jackie Holland/Vice President HSTR General Holdings                       --            --              --           --
6.  Craig A. Reynolds/Vice President, Secretary HSTR Gen Hold                 --            --              --           --
7.  Kristi E. Gross/Assistant Secretary HSTR General Holdings                 --            --              --           --
8.  Mary Morton/Assistant Secretary HSTR General Holdings                     --            --              --           --
9.  Dennis L. Jones/President, Director HSTR Mfg Holdings                     --            --              --           --
10. Ronald Krueger/VP, Treasurer, Director HSTR Mfg Holdings                  --            --              --           --
11. Robert Grier/Secretary, Director HSTR Mfg Holdings                        --            --              --           --
12. Beth L. Peoples/Asst Secretary, Asst Treasurer HSTR Mfg Hold              --            --              --           --
                                                                         -------      --------           -----        -----
TOTAL INSIDERS (MOR-1)                                                        --            --              --           --
                                                                         =======      ========           =====        =====


                                                                          MONTH        MONTH             MONTH        MONTH
    PROFESSIONALS/NAME/ORDER DATE                                        JANUARY      FEBRUARY           MARCH        APRIL
    ---------------------------------                                    -------      --------           -----        -----
1.                                                                            --            --              --           --
2.                                                                            --            --              --           --
3.                                                                            --            --              --           --
4.                                                                            --            --              --           --
5.                                                                            --            --              --           --
6.                                                                            --            --              --           --
                                                                         -------      --------           -----        -----
TOTAL PROFESSIONALS (MOR-1)
                                                                         =======      ========           =====        =====

                    MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME:  AMERICAN HOMESTAR CORPORATION        PETITION DATE:  JANUARY 11, 2001

                                                     CASE NUMBER: 01-80017-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  APRIL  YEAR  2001
                                            -----        ----

            MONTH                                JANUARY        FEBRUARY         MARCH           APRIL
            -----                                -------        --------         -----           -----
REVENUES (MOR-6)                                       --                             --              --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)           (458,477)     (7,597,508)     2,466,066        (528,604)
NET INCOME (LOSS) (MOR-6)                        (557,303)     (7,620,550)     2,447,935        (581,420)
PAYMENTS TO INSIDERS (MOR-9)                       20,770          41,695         64,327          33,543
PAYMENTS TO PROFESSIONALS (MOR-9)                      --              --        110,873         217,760
TOTAL DISBURSEMENTS (MOR-8)                     1,753,416       3,709,031      4,523,046       3,750,247

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

               REQUIRED INSURANCE MAINTAINED
                   AS OF SIGNATURE DATE

                                                   EXP.
                                                   DATE
                                                   ----
CASUALTY                      YES (X)  NO ( )     06/30/02
LIABILITY                     YES (X)  NO ( )     06/30/02
VEHICLE                       YES (X)  NO ( )     06/30/02
WORKER'S                      YES (X)  NO ( )     03/27/02
OTHER - DIRECTOR/OFFICER      YES (X)  NO ( )     01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Wahrlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                               CIRCLE ONE
Are all accounts receivable being collected within terms?                       YES  [NO]

Are all posted-petition liabilities, including taxes, being paid within terms? [YES]  NO

Have any pre-petition liabilities been paid?                                   [YES]  NO
If so, describe. PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS OF PRE-PETITION
WAGES, SALARIES, COMMISSIONS AND COMPENSATION SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                 [YES]  NO

Were any assets disposed of outside the normal course of business?              YES  [NO]
If so, describe.
                --------------------------------------------------------------

------------------------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current?                           [YES]  NO

What is the status of your Plan of Reorganization? DISCLOSURE STATEMENT AND
PROPOSED PLAN APPROVED FOR MAILING ON JUNE 18, 2001. MAILING COMMENCED ON JUNE
26, 2001.

                                 I certify under penalty of perjury that the following complete Monthly Operating Report
                                 (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                 SIGNED   /s/ CRAIG A. REYNOLDS
                                        ---------------------------------------

                                 TITLE   Vice President of Finance
                                        ---------------------------------------

         MOR-1

CASE NAME: AMERICAN HOMESTAR CORPORATION             CASE NUMBER 01-80017-G3-11

                           COMPARATIVE BALANCE SHEETS

                                                                  MONTH        MONTH          MONTH         MONTH
              ASSETS                             FILING DATE*    JANUARY      FEBRUARY        MARCH         APRIL
              ------                             ------------  -----------   -----------   -----------   -----------
   CURRENT ASSETS
       Cash                                       10,826,806     8,602,135    12,650,553    14,474,259    15,437,099
       Accounts Receivable, Net                      481,397       221,175         8,727        10,188         3,563
       Inventory: Lower of Cost or Market                 --            --            --            --            --
       Prepaid Expenses                            1,728,003     1,921,279     1,650,505     1,475,013       595,209
       Investments                                        --            --            --            --            --
       Other                                              --            --            --            --            --
                                                 -----------   -----------   -----------   -----------   -----------
   TOTAL CURRENT ASSETS                           13,036,207    10,744,589    14,309,785    15,959,459    16,035,870
                                                 ===========   ===========   ===========   ===========   ===========
   PROPERTY, PLANT&EQUIP, @ COST                   7,776,657     7,776,657     7,785,282     7,785,282     7,785,282
   Less Accumulated Depreciation                   2,865,139     2,934,611     3,004,007     3,073,402     3,143,140
                                                 -----------   -----------   -----------   -----------   -----------
   Net Book Value of PP & E                        4,911,517     4,842,046     4,781,275     4,711,880     4,642,142
                                                 ===========   ===========   ===========   ===========   ===========
   OTHER ASSETS:
       1.  Tax Deposits                                   --            --            --            --            --
       2.  Investments in Subs                    25,311,823    25,311,823    19,419,023    19,418,023    19,419,023
       3.  Deposits                                    1,080         1,080            --            --           640
       4.  Note Receivable                         6,633,399     6,633,399            --     1,260,000     1,260,000
       5.  Deferred Tax Asset                             --            --            --            --
       6.  Goodwill                                   65,257        65,033        64,809        64,809        64,809
       7.  Debt Issue Costs                        1,272,102     1,249,194            --            --            --
       8.  Other Assets                            2,884,023     2,884,023     2,884,023     2,884,023     2,884,023
       9.  Intercompany - Non Filing Companies    27,032,128    27,507,700    27,603,466    27,606,847    27,594,826
      10.  Intercompany                          121,471,410   120,970,221   121,153,817   121,153,817   122,085,194
      11.  Post-Petition Intercompany                     --     2,112,619     3,788,280     3,909,540     3,360,849
                                                 -----------   -----------   -----------   -----------   -----------
          TOTAL ASSETS                           202,618,946   202,321,726   194,004,477   196,968,398   197,347,377
                                                 ===========   ===========   ===========   ===========   ===========


                    * Per Schedules and Statement of Affairs

            MOR-2

CASE NAME: AMERICAN HOMESTAR CORPORATION             CASE NUMBER 01-80017-G3-11

                           COMPARATIVE BALANCE SHEETS

   LIABILITIES & OWNER'S                                     MONTH           MONTH           MONTH           MONTH
   EQUITY                                  FILING DATE*     JANUARY         FEBRUARY         MARCH           APRIL
   ---------------------                   ------------    -----------     -----------     -----------     -----------
   LIABILITIES:
       POST-PETITION LIABILITIES (MOR-4)                       292,554         823,632       1,282,312       1,571,983
       PRE-PETITION LIABILITIES:
          NOTES PAYABLE - SECURED                    --             --              --              --              --
          PRIORITY DEBT                         136,332         97,001          13,120          13,120          13,120
          FEDERAL INCOME TAX                 14,634,277     14,634,277      14,634,277      14,634,277      15,352,097
          FICA/WITHHOLDING                           --             --              --              --              --
          UNSECURED DEBT                    122,208,042    122,214,902     121,071,005     121,129,313     121,081,220
          OTHER                                      --             --              --              --              --
                                            -----------    -----------     -----------     -----------     -----------
      TOTAL PRE-PETITION LIABILITIES        136,978,651    136,946,180     135,718,402     135,776,709     136,446,437
                                            -----------    -----------     -----------     -----------     -----------
   TOTAL LIABILITIES                        136,978,651    137,238,734     136,542,035     137,059,021     138,018,419
                                            ===========    ===========     ===========     ===========     ===========
   OWNER'S EQUITY (DEFICIT):
          PREFERRED STOCK                     6,110,004      6,110,004       6,110,004       6,110,004       6,110,004
          COMMON STOCK                          921,184        921,184         921,184         921,184         921,184
   ADDITIONAL PAID-IN CAPITAL                57,424,278     57,424,278      57,424,278      57,424,278      57,424,278
   RETAINED EARNINGS: FILING DATE             1,184,829      1,184,829       1,184,829       1,184,829       1,184,829
   RETAINED EARNINGS: POST FILING DATE               --       (557,303)     (8,177,852)     (5,729,918)     (6,311,338)
                                            -----------    -----------     -----------     -----------     -----------
   TOTAL OWNER'S EQUITY (NET WORTH)          65,640,295     65,082,992      57,462,443      59,910,377      59,328,957
                                            -----------    -----------     -----------     -----------     -----------
   TOTAL LIABILITIES & OWNER'S EQUITY       202,618,946    202,321,726     194,004,477     196,969,398     197,347,377
                                            ===========    ===========     ===========     ===========     ===========

                    * Per Schedules and Statement of Affairs

            MOR-3

CASE NAME: AMERICAN HOMESTAR CORPORATION             CASE NUMBER: 01-80017-G3-11

                      SCHEDULE OF POST-PETITION LIABILITIES

                                                 MONTH       MONTH        MONTH        MONTH
                                                JANUARY     FEBRUARY      MARCH        APRIL
                                                -------     --------    ---------    ---------
   TRADE ACCOUNTS PAYABLE                        68,476      784,942    1,180,552    1,480,783
                                                -------      -------    ---------    ---------
   TAX PAYABLE
        FEDERAL PAYROLL TAXES                     6,976       15,543       55,158       57,038
        STATE PAYROLL & SALES                        --           --           --           --
        AD VALOREM TAXES                             --           --           --           --
        OTHER TAXES                                  --           --           --           --
                                                -------      -------    ---------    ---------
   TOTAL TAXES PAYABLE                            6,976       15,543       55,158       57,038

   SECURED DEBT POST-PETITION                        --           --           --           --
   ACCRUED INTEREST PAYABLE                          --           --           --           --
   * ACCRUED PROFESSIONAL FEES                  217,103       23,148       37,192       56,120
   OTHER ACCRUED LIABILITIES:
        1. SALARIES                                  --           --           --      (21,958)
        2. OTHER                                     --           --        9,410           --
        3                                            --           --           --           --
                                                -------      -------    ---------    ---------
   TOTAL POST-PETITION LIABILITIES (MOR-3)      292,554      823,632    1,282,312    1,571,983
                                                =======      =======    =========    =========

   * PAYMENT REQUIRES COURT APPROVAL.

            MOR-4

CASE NAME: AMERICAN HOMESTAR CORPORATION             CASE NUMBER: 01-80017-G3-11

                       AGING OF POST-PETITION LIABILITIES
                                 MONTH OF APRIL

                                                                   AD-VALOREM,
 DAYS       TOTAL       TRADE ACCTS    FED TAXES   STATE TAXES     OTHER TAXES    OTHER
 ----       -----       -----------    ---------   -----------     -----------    -----
 0-30     1,571,983      1,480,783       57,038             --              --    34,162
31-60            --
61-90            --
91 +             --
TOTAL     1,571,983      1,480,783       57,038             --              --    34,162


                          AGING OF ACCOUNTS RECEIVABLE

 MONTH          JANUARY    FEBRUARY      MARCH        APRIL
 -----          -------    --------      -----        -----
 0-30 DAYS          --          --       1,461          --
31-60 DAYS          --          --          --          --
61-90 DAYS          --          --          --          --
91 + DAYS        8,727       8,727       8,727       3,563
  TOTAL          8,727       8,727      10,188       3,563

         MOR-5

CASE NAME: AMERICAN HOMESTAR CORPORATION              CASE NUMBER 01-80017-G3-11

                           STATEMENT OF INCOME (LOSS)

          MONTH                           JANUARY     FEBRUARY         MARCH       APRIL     FILING TO DATE
          -----                           -------     --------         -----       -----     --------------
REVENUES (MOR-1)                              --            --                                           --
TOTAL COST OF REVENUES                        --            --                                           --
GROSS PROFIT                                  --            --                                           --
OPERATING EXPENSES:
       Selling & Marketing                24,119            --                                       24,119
       General & Administrative           36,225       379,810       139,161       175,673          730,869
       Insiders Compensation              20,770        41,695        64,327        33,543          160,335
       Professional Fees                 377,363       613,178       440,446       319,388        1,750,375
       Impairment of Assets                          6,562,825    (3,110,000)           --        3,452,825
       Other (attach list)                    --            --                          --               --
                                                                                                         --
                                        --------    ----------     ---------      --------       ----------
TOTAL OPERATING EXPENSES                 458,477     7,597,508    (2,466,066)      528,604        6,118,523
                                        ========    ==========     =========      ========       ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)     (458,477)   (7,597,508)    2,466,066      (528,604)      (6,118,523)
                                        ========    ==========     =========      ========       ==========
INTEREST EXPENSE                          29,354            --            --            --           29,354
DEPRECIATION                              69,472        69,619        69,395        69,738          278,224
OTHER (INCOME) EXPENSE *                      --       (46,577)      (51,264)      (16,922)        (114,763)
OTHER ITEMS **                                --            --            --            --               --
                                        --------    ----------     ---------      --------       ----------
TOTAL INT, DEPR & OTHER ITEMS             98,826        23,042        18,131        52,816          192,815
                                        --------    ----------     ---------      --------       ----------
NET INCOME BEFORE TAXES                 (557,303)   (7,620,550)    2,447,935      (581,420)      (6,311,338)
                                        ========    ==========     =========      ========       ==========
FEDERAL INCOME TAXES                          --            --            --            --               --
                                        --------    ----------     ---------      --------       ----------
NET INCOME (LOSS) (MOR-1)               (557,303)   (7,620,550)    2,447,935      (581,420)      (6,311,338)
                                        ========    ==========     =========      ========       ==========

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

                 MOR-6

CASE NAME: AMERICAN HOMESTAR CORPORATION             CASE NUMBER: 01-80017-G3-11


                                                           MONTH           MONTH        MONTH          MONTH       FILING TO
CASH RECEIPTS AND DISBURSEMENTS                           JANUARY         FEBRUARY      MARCH          APRIL         DATE
-------------------------------                          ----------     ----------    ----------    ----------    ----------
 1.  CASH - BEGINNING OF MONTH                           10,826,806      8,602,135    12,650,552    14,474,258    10,826,806
RECEIPTS:
 2.  CASH SALES                                                  --             --            --            --            --
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                           --             --            --            --            --
 4.  ASSOCIATES REIMBURSEMENTS                                   --             --     1,269,617     2,429,047     3,698,664
 5.  SALE OF ASSETS                                              --             --     1,850,000                   1,850,000
 6.  TAX REFUNDS                                            109,664             --        67,592       717,820       895,076
 7.  INTEREST INCOME                                             --         14,498        51,264        12,597        78,359
 8.  CUSTOMER DEPOSITS                                           --         90,082       105,284        98,682       294,048
 9.  INTERCOMPANY TRANSFERS                                              7,437,206     2,349,422     1,454,942    11,241,570
                                                         ----------     ----------    ----------    ----------    ----------
TOTAL RECEIPTS                                              109,664      7,541,786     5,693,180     4,713,088    18,057,718
                                                         ==========     ==========    ==========    ==========    ==========
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
 8.  NET PAYROLL                                            305,440      2,570,610     2,561,381     2,105,018     7,542,450
 9.  PAYROLL TAXES PAID                                     436,957        670,479     1,054,492       872,723     3,034,652
10.  SALES, USE & OTHER TAXES PAID                               --         47,603            --                      47,603
11.  SECURED / RENTAL / LEASES                              833,583         29,340        29,201        29,201       921,326
12.  UTILITIES                                                   --                          938         2,010         2,949
13.  INSURANCE                                              135,070         12,498         9,073         7,658       164,299
14.  INVENTORY PURCHASES                                         --                           --                          --
15.  VEHICLE EXPENSES                                            --            468            27           439           935
16.  TRAVEL ENTERTAINMENT                                        --          5,382         3,701         1,660        10,743
17.  REPAIRS, MAINTENANCE & SUPPLIES                            287            900           803                       1,991
18.  ADMINISTRATIVE & SELLING                                42,078         56,089        57,563        26,224       181,954
19.  INTERCOMPANY                                           580,919             --            --       123,516       704,435
20.  OTHER - ASSOCIATES COMMITMENT FEE                           --        100,000            --                     100,000
                                                         ----------     ----------    ----------    ----------    ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                       2,334,335      3,493,369     3,717,179     3,168,452    12,713,335
                                                         ==========     ==========    ==========    ==========    ==========
21.  PROFESSIONAL FEES                                           --                      110,873       217,760       328,633
22.  U.S. TRUSTEE FEES                                           --                                     29,750        29,750
23.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                 --                       41,421       334,286       375,707
                                                         ----------     ----------    ----------    ----------    ----------
TOTAL DISBURSEMENTS                                       2,334,335      3,493,369     3,869,474     3,750,247    13,447,425
                                                         ==========     ==========    ==========    ==========    ==========
24.  NET CASH FLOW                                       (2,224,671)     4,048,417     1,823,706       962,841     4,610,293
                                                         ----------     ----------    ----------    ----------    ----------
25.  CASH - END OF MONTH (MOR-2)                          8,602,135     12,650,552    14,474,258    15,437,099    15,437,099
                                                         ==========     ==========    ==========    ==========    ==========

                     * applies to Individual debtor's only.

         MOR-7

CASE NAME: AMERICAN HOMESTAR CORPORATION             CASE NUMBER: 01-80017-G3-11

                           CASH ACCOUNT RECONCILIATION
                               MONTH OF APRIL 2001


BANK NAME                            BANK OF AMERICA    BANK OF AMERICA        BANK OF AMERICA     BANK OF AMERICA   BANK OF AMERICA
---------                            ---------------    ---------------        ---------------     ---------------   ---------------

ACCOUNT NUMBER                         #3755500153        #3755500133            #4774450348         #2552500205       #3755500153

ACCOUNT TYPE                            OPERATING           PAYROLL              401k ACCOUNT         OPERATING         OPERATING
------------                            ---------           -------              ------------         ---------         ---------
BANK BALANCE                            1,441,922             629,211                   --                 --                --
DEPOSIT IN TRANSIT                             --                  --                   --                 --                --
OUTSTANDING CHECKS                        (80,368)           (629,211)                  --                 --                --
                                       ----------          ----------                -----              -----            ------
ADJUSTED BANK BALANCE                   1,361,554                   0                   --                 --                --
                                       ==========          ==========                =====              =====             =====
BEGINNING CASH - PER BOOKS              1,423,298                  --                   --                 --                --
RECEIPTS                                3,245,549                  --                                      --                --
TRANSFERS BETWEEN ACCOUNTS             (2,346,990)          2,977,368                   --                 --                --
(WITHDRAWAL) CONTRIBUTION - BY
 INDIVIDUAL DEBTOR MFR-2                       --                  --                   --                 --                --
CHECKS / OTHER DISBURSEMENTS             (772,879)         (2,977,368)                                     --                --
                                       ----------          ----------                -----              -----            ------
ENDING CASH - PER BOOKS                 1,548,978                   0                   --                 --                --
                                       ==========          ==========                =====              =====             =====


BANK NAME                                  PETTY CASH
---------                                  ----------

ACCOUNT NUMBER

ACCOUNT TYPE                               OTHER FUNDS               TOTAL ALL
------------                               -----------               ---------
BANK BALANCE                                   3,057                15,959,256
DEPOSIT IN TRANSIT                                --                        --
OUTSTANDING CHECKS                                --                  (709,579)
                                               -----                ----------
ADJUSTED BANK BALANCE                          3,057                15,249,676
                                               =====                ==========
BEGINNING CASH - PER BOOKS                     3,057                14,474,258
RECEIPTS                                          --                 3,258,146
TRANSFERS BETWEEN ACCOUNTS                        --                 1,454,942
(WITHDRAWAL) CONTRIBUTION - BY
 INDIVIDUAL DEBTOR MFR-2                          --                        --
CHECKS / OTHER DISBURSEMENTS                      --                (3,750,247)
                                               -----                ----------
ENDING CASH - PER BOOKS                        3,057                15,437,099
                                               =====                ==========


            MOR-8 PAGE 1 OF 2

CASE NAME: AMERICAN HOMESTAR CORPORATION             CASE NUMBER: 01-80017-G3-11

                           CASH ACCOUNT RECONCILIATION
                               MONTH OF APRIL 2001

BANK NAME                                             VOYAGEUR ASSET MGT. TEXAS CAP BANK    CD'S     BANK OF AMERICA   LASALLE BANK
---------                                             ------------------- --------------    ----     ---------------   ------------
ACCOUNT NUMBER                                          #110167303657                                      CD

ACCOUNT TYPE                                             INVESTMENT         INVESTMENT    INVESTMENT   INVESTMENT      INVESTMENT
------------                                             ----------         ----------    ----------   ----------      ----------
BANK BALANCE                                                     --         2,026,667        760,305        778,000      3,025,529
DEPOSIT IN TRANSIT                                               --                --             --             --             --
OUTSTANDING CHECKS                                               --                --             --             --             --
                                                         ----------         ---------        -------        -------      ---------
ADJUSTED BANK BALANCE                                            --         2,026,667        760,305        778,000      3,025,529
                                                         ==========         =========        =======        =======      =========
BEGINNING CASH - PER BOOKS                                       --         2,026,667        760,305        778,000      3,012,932
RECEIPTS                                                         --                --             --             --         12,597
TRANSFERS BETWEEN ACCOUNTS                                       --                --             --             --             --
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2           --                --             --             --             --
CHECKS / OTHER DISBURSEMENTS                                     --                --             --             --             --
                                                         ----------         ---------        -------        -------      ---------
ENDING CASH - PER BOOKS                                          --         2,026,667        760,305        778,000      3,025,529
                                                         ==========         =========        =======        =======      =========

BANK NAME                                               BANK OF AMERICA
---------                                               ---------------
ACCOUNT NUMBER

ACCOUNT TYPE                                               INVESTMENT      TOTAL PAGE 2
------------                                               ----------      ------------
BANK BALANCE                                                7,294,564        13,885,065
DEPOSIT IN TRANSIT                                                 --                --
OUTSTANDING CHECKS                                                 --                --
                                                            ---------        ----------
ADJUSTED BANK BALANCE                                       7,294,564        13,885,065
                                                            =========        ==========
BEGINNING CASH - PER BOOKS                                  6,470,000        13,047,903
RECEIPTS                                                           --            12,597
TRANSFERS BETWEEN ACCOUNTS                                    824,564           824,564
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2             --                --
CHECKS / OTHER DISBURSEMENTS                                       --                --
                                                            ---------        ----------
ENDING CASH - PER BOOKS                                     7,294,564        13,885,064
                                                            =========        ==========



            MOR-8 PAGE 2 OF 2

CASE NAME: AMERICAN HOMESTAR CORPORATION             CASE NUMBER: 01-80017-G3-11

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS.

ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                              MONTH     MONTH       MONTH      MONTH      MONTH       MONTH
         INSIDERS: NAME/POSITION/COMP TYPE                   JANUARY   FEBRUARY     MARCH      APRIL
         ---------------------------------                   -------   --------     -----      -----      -----       -----
1. FINIS F. TEETER/PRESIDENT, CEO, BOARD CHAIRMAN/SALARY     13,847     27,694     42,380     21,251
2. CRAIG A. REYNOLDS/EXECUTIVE VP, CFO, SECRETARY/SALARY      6,923     14,001     21,947     12,292
3. CHARLES N CARNEY, JR./EXECUTIVE VP, DIRECTOR                  --                               --
4. RONALD MCCASLIN/EXECUTIVE VP, DIRECTOR                        --                               --
5. JACKIE H. HOLLAND/VICE PRESIDENT, TREASURER                   --                               --
6. RICHARD F. DAHLSON/ASSISTANT SECRETARY                        --                               --
7. KRISTI E. GROSS/ASSISTANT SECRETARY                           --                               --
8. WILLIAM O. HUNT/DIRECTOR                                      --                               --
9. MILLARD E. BARRON/DIRECTOR                                    --                               --
                                                             ------     ------    -------    -------      -----      -----
TOTAL INSIDERS (MOR-1)                                       20,770     41,695     64,327     33,543         --         --
                                                             ======     ======     ======     ======      =====      =====

                                                              MONTH     MONTH       MONTH      MONTH      MONTH       MONTH
           PROFESSIONALS/NAME/ORDER/DATE                     JANUARY   FEBRUARY     MARCH      APRIL
           -----------------------------                     -------   --------     -----      -----      -----       -----
1. FLOYD, ISGUR, RIOS & WARLICH                                  --         --    110,873     96,933
2. GLASS & ASSOCIATES                                            --         --          0     68,363
3. HAYNES & BOONE                                                --         --          0     22,589
4. STRATEGIC CAPITAL CORPORATION                                 --         --          0     29,875
5.                                                               --         --          0         --
6.                                                               --         --          0         --
                                                             ------     ------    -------    -------      -----      -----
TOTAL PROFESSIONALS (MOR-1)                                      --         --    110,873    217,760         --         --
                                                             ======     ======    =======    =======      =====      =====

                       MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: AMERICAN HOMESTAR OF LANCASTER, L. P.     PETITION DATE: JANUARY 11, 2001

                                                                    CASE NUMBER: 01-80020-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH APRIL YEAR 2001
                                           -----      ----

                                          JANUARY       FEBRUARY        MARCH        APRIL
                                         ----------    ----------    ----------   ----------
REVENUES (MOR-6)                          1,041,962     1,158,506     1,146,901    1,539,269
INCOME BEFORE INT, DEPREC./TAX (MOR-6)     (644,152)   (1,923,110)    1,927,046      443,728
NET INCOME (LOSS) (MOR-6)                  (658,237)   (1,939,187)    1,913,000      429,692
PAYMENTS TO INSIDERS (MOR-9)                     --            --
PAYMENTS TO PROFESSIONALS (MOR-9)                --            --
TOTAL DISBURSEMENTS (MOR-8)                 561,458       770,491       831,369    1,005,985

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

             REQUIRED INSURANCE MAINTAINED
                AS OF SIGNATURE DATE

                                                    EXP.
                                                    DATE
                                                    ----
CASUALTY                     YES (X)  NO ( )      06/30/02
LIABILITY                    YES (X)  NO ( )      06/30/02
VEHICLE                      YES (X)  NO ( )      06/30/02
WORKER'S                     YES (X)  NO ( )      05/31/02
OTHER - DIRECTOR/OFFICER     YES (X)  NO ( )      01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Wahrlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP: Houston, TX 77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                                         CIRCLE ONE
Are all accounts receivable being collected within terms?                                 YES  [NO]

Are all posted-petition liabilities, including taxes, being paid within terms?           [YES]  NO

Have any pre-petition liabilities been paid?                                             [YES]  NO
If so, describe. PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS OF PRE-PETITION
WAGES, SALARIES, COMMISSIONS AND COMPENSATION SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                           [YES]  NO

Were any assets disposed of outside the normal course of business?                        YES  [NO]
If so, describe.
                 ---------------------------------------------------------------

-------------------------------------------------------------------------------.

Are all U.S. Trustee Quarterly Fee Payments current?                                     [YES]  NO

What is the status of your Plan of Reorganization? DISCLOSURE STATEMENT AND
PROPOSED PLAN APPROVED FOR MAILING ON JUNE 18, 2001. MAILING COMMENCED ON JUNE
26, 2001.

                             I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                             SIGNED  /s/ CRAIG A. REYNOLDS
                                   ---------------------------------------------

                             TITLE Vice President of Finance
                                   ---------------------------------------------

         MOR-1

CASE NAME: AMERICAN HOMESTAR OF LANCASTER, L.P.      CASE NUMBER: 01-80020-G3-11


                           COMPARATIVE BALANCE SHEETS

                                                           MONTH        MONTH        MONTH        MONTH
               ASSETS                     FILING DATE*    JANUARY      FEBRUARY      MARCH        APRIL
               ------                     ------------   ----------   ----------   ----------   ----------
CURRENT ASSETS
    Cash                                       609,820      273,965      428,641      645,885      913,057
    Accounts Receivable, Net                   670,011    1,966,772      108,515      102,258    1,399,798
    Inventory: Lower of Cost or Market       1,120,587    1,408,497    1,152,331    1,472,824    1,315,585
    Prepaid Expenses                                --           --           --           --           --
    Investments                                     --           --           --           --           --
    Other                                           --           --           --           --           --
                                          ------------   ----------   ----------   ----------   ----------
TOTAL CURRENT ASSETS                         2,400,418    3,649,233    1,689,486    2,220,967    3,628,440
                                          ============   ==========   ==========   ==========   ==========
PROPERTY, PLANT&EQUIP, @ COST                1,860,087    1,860,087    1,895,050    1,895,050    1,895,050
Less Accumulated Depreciation                  998,046    1,012,130    1,028,748    1,043,198    1,057,647
                                          ------------   ----------   ----------   ----------   ----------
Net Book Value of PP & E                       862,041      847,957      866,302      851,852      837,402
                                          ============   ==========   ==========   ==========   ==========
OTHER ASSETS:
    1.  Tax Deposits                                --           --           --           --           --
    2.  Investments in Subs                         --           --           --           --           --
    3.  Deposits                                   330          330          330        3,000        3,000
    4.  Interests in Insurance Policies             --           --           --           --           --
    5.  Note Receivable                             --           --           --           --           --
    6.  Other Assets                           176,180      176,180      176,180      176,180      176,180
    7.  Intercompany                        15,344,157   14,819,801   15,101,928   14,971,374   14,952,178
                                          ------------   ----------   ----------   ----------   ----------
       TOTAL ASSETS                         18,783,126   19,493,501   17,834,226   18,223,373   19,597,200
                                          ============   ==========   ==========   ==========   ==========

                    * Per Schedules and Statement of Affairs
         MOR-2

CASE NAME: AMERICAN HOMESTAR OF LANCASTER, L.P.      CASE NUMBER: 01-80020-G3-11


                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                      MONTH          MONTH          MONTH          MONTH
EQUITY                                  FILING DATE*      JANUARY       FEBRUARY         MARCH          APRIL
---------------------                   ------------    -----------    -----------    -----------    -----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                     1,355,106      2,027,952      1,238,284      2,473,420
                                                        -----------    -----------    -----------    -----------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                    --             --             --             --             --
       Priority Debt                         238,206         54,227        116,628        181,403        181,076
       Federal Income Tax                    474,000        474,000        474,000        474,000        474,000
       FICA/Withholding                           --             --             --             --             --
       Unsecured Debt                      3,289,796      3,487,280      3,031,947      2,232,986      1,942,312
       Other                                      --             --             --             --             --
                                        ------------    -----------    -----------    -----------    -----------
   TOTAL PRE-PETITION LIABILITIES          4,002,001      4,015,507      3,622,575      2,888,389      2,597,388
                                        ------------    -----------    -----------    -----------    -----------
TOTAL LIABILITIES                          4,002,001      5,370,613      5,650,526      4,126,673      5,070,808
                                        ============    ===========    ===========    ===========    ===========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                            --             --             --             --             --
       Common Stock                               --             --             --             --             --
ADDITIONAL PAID-IN CAPITAL                        --             --             --             --             --
PARTNERS CAPITAL                          17,313,743     17,313,743     17,313,743     17,313,743     17,313,743
RETAINED EARNINGS: Filing Date            (2,532,619)    (2,532,619)    (2,532,619)    (2,532,619)    (2,532,619)
RETAINED EARNINGS: Post Filing Date               --       (658,237)    (2,597,424)      (684,424)      (254,732)
                                        ------------    -----------    -----------    -----------    -----------
TOTAL OWNER'S EQUITY (NET WORTH)          14,781,124     14,122,887     12,183,700     14,096,700     14,526,392
                                        ------------    -----------    -----------    -----------    -----------
TOTAL LIABILITIES & OWNER'S EQUITY        18,783,125     19,493,501     17,834,226     18,223,373     19,597,200
                                        ============    ===========    ===========    ===========    ===========

                    * Per Schedules and Statement of Affairs
         MOR-3

CASE NAME: AMERICAN HOMESTAR OF LANCASTER, L.P.      CASE NUMBER: 01-80020-G3-11


                      SCHEDULE OF POST-PETITION LIABILITIES

                                            MONTH       MONTH       MONTH       MONTH
                                           JANUARY    FEBRUARY      MARCH       APRIL
                                          ---------   ---------   ---------   ---------
TRADE ACCOUNTS PAYABLE                      728,925   1,108,326     655,633     870,995
                                          ---------   ---------   ---------   ---------
TAX PAYABLE
     FEDERAL PAYROLL TAXES                   33,785      62,147      13,889      23,898
     STATE PAYROLL & SALES                   33,445      70,329      69,735      35,288
     AD VALOREM TAXES                            --          --          --       8,000
     OTHER TAXES                                 --          --          --          --
                                          ---------   ---------   ---------   ---------
TOTAL TAXES PAYABLE                          67,230     132,476      83,624      67,186
                                          =========   =========   =========   =========
SECURED DEBT POST-PETITION                       --          --          --          --
ACCRUED INTEREST PAYABLE                         --          --          --          --
* ACCRUED PROFESSIONAL FEES                      --          --          --       1,000
OTHER ACCRUED LIABILITIES:                       --          --          --          --
     1. Management                           55,790          --      19,398      25,348
     2. Manufacturing                         9,393      14,554      21,032          --
     3. Sales Commissions                     2,790       6,547       7,632          --
     4. Salaries                            189,155     167,926      32,917      35,981
     5. 401k Contribution                     1,208       1,368          --          --
     6. Option Life Insurance                   183         329          --          --
     7. General Liability                     1,000       1,000       1,000       2,000
     8. Workers Comp                          2,000       2,000       2,000       4,000
     9. Intercompany                        297,432     593,425     415,048   1,466,910
                                          ---------   ---------   ---------   ---------
TOTAL POST-PETITION LIABILITIES (MOR-3)   1,355,106   2,027,952   1,238,284   2,473,420
                                          =========   =========   =========   =========

* Payment Requires Court Approval.

         MOR-4

CASE NAME: AMERICAN HOMESTAR OF LANCASTER, L.P.      CASE NUMBER: 01-80020-G3-11


                       AGING OF POST-PETITION LIABILITIES
                                 MONTH OF APRIL

                                                            AD-VALOREM,
 DAYS     TOTAL     TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES     OTHER
 ----   ---------   -----------   ---------   -----------   -----------   ---------
 0-30   2,473,420       870,995      23,898        35,288         8,000   1,535,239
31-60          --
61-90          --
91 +           --
TOTAL   2,473,420       870,995      23,898        35,288         8,000   1,535,239


                          AGING OF ACCOUNTS RECEIVABLE

  MONTH       JANUARY     FEBRUARY     MARCH       APRIL
  -----      ---------   ---------   ---------   ---------
 0-30 DAYS   1,021,463          --          --   1,199,526
31-60 DAYS     463,784          --          --          --
61-90 DAYS     191,772     108,515          --          --
91 +  DAYS     289,753          --     102,258     200,272
TOTAL        1,966,772     108,515     102,258   1,399,798

           MOR-5

CASE NAME: AMERICAN HOMESTAR OF LANCASTER, L.P.      CASE NUMBER: 01-80020-G3-11


                           STATEMENT OF INCOME (LOSS)

          MONTH                        JANUARY       FEBRUARY       MARCH         APRIL       FILING TO DATE
          -----                       ----------    ----------    ----------    ----------    --------------
REVENUES (MOR-1)                       1,041,962     1,158,506     1,146,901     1,539,269         4,886,637
TOTAL COST OF REVENUES                 1,152,131     1,005,303     1,042,621     1,255,552         4,455,607
GROSS PROFIT                            (110,170)      153,203       104,279       283,717           431,030
OPERATING EXPENSES:
       Selling & Marketing                83,514        92,701       120,504       111,313           408,032
       General & Administrative          450,469       101,876        88,072        81,868           722,285
       Insiders Compensation                  --            --            --            --                --
       Professional Fees                      --            --         2,801         7,500            10,301
       Impairment for Assets                         1,881,736    (2,034,144)     (360,691)         (513,099)
       Other (attach list)                    --            --            --                              --

                                      ----------    ----------    ----------    ----------    --------------
TOTAL OPERATING EXPENSES                 533,983     2,076,313    (1,822,766)     (160,011)          627,518
                                      ==========    ==========    ==========    ==========    ==============
INCOME BEFORE INT, DEPR/TAX (MOR-1)     (644,152)   (1,923,110)    1,927,046       443,728          (196,488)
                                      ==========    ==========    ==========    ==========    ==============
INTEREST EXPENSE                              --            --            --            --                --
DEPRECIATION                              14,084        16,078        14,046        14,036            58,244
OTHER (INCOME) EXPENSE *                      --            --            --            --                --
OTHER ITEMS **                                --            --            --            --                --
                                      ----------    ----------    ----------    ----------    --------------
TOTAL INT, DEPR & OTHER ITEMS             14,084        16,078        14,046        14,036            58,244
                                      ----------    ----------    ----------    ----------    --------------
NET INCOME BEFORE TAXES                 (658,237)   (1,939,187)    1,913,000       429,692          (254,732)
                                      ==========    ==========    ==========    ==========    ==============
FEDERAL INCOME TAXES                          --            --            --            --                --
                                      ----------    ----------    ----------    ----------    --------------
NET INCOME (LOSS) (MOR-1)               (658,237)   (1,939,187)    1,913,000       429,692          (254,732)
                                      ==========    ==========    ==========    ==========    ==============

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

         MOR-6

CASE NAME: AMERICAN HOMESTAR OF LANCASTER, L.P.      CASE NUMBER: 01-80020-G3-11


                                                          MONTH        MONTH       MONTH       MONTH     FILING TO
CASH RECEIPTS AND DISBURSEMENTS                          JANUARY     FEBRUARY      MARCH       APRIL       DATE
-------------------------------                         ---------    ---------   ---------   ---------   ---------
 1.  CASH - BEGINNING OF MONTH                            609,820      273,965     428,641     645,885     609,820
RECEIPTS:
 2.  CASH SALES                                                --           --          --          --          --
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                     71,526    1,032,618   1,849,068   1,555,381   4,508,593
 4.  LOANS & ADVANCES (ATTACH LIST)                            --           --          --          --          --
 5.  SALE OF ASSETS                                            --           --          --          --          --
 6.  INTERCOMPANY                                         154,077           --          --          --     154,077
 7.  OTHER (ATTACH LIST)                                       --           --          --          --          --
                                                        ---------    ---------   ---------   ---------   ---------
TOTAL RECEIPTS                                            225,603    1,032,618   1,849,068   1,555,381   4,662,670
                                                        =========    =========   =========   =========   =========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 8.  NET PAYROLL                                           10,724        8,398                              19,122
 9.  PAYROLL TAXES PAID                                        --                                               --
10.  SALES, USE & OTHER TAXES PAID                             --       44,111       1,036      82,312     127,459
11.  SECURED / RENTAL / LEASES                                 --        1,140      10,819       5,669      17,628
12.  UTILITIES                                                 --        2,915      30,215      11,768      44,899
13.  INSURANCE                                              2,516       54,296      48,352      43,550     148,713
14.  INVENTORY PURCHASES                                  527,924      566,880     606,008     756,091   2,456,903
15.  VEHICLE EXPENSES                                         225        2,006         910                   3,141
16.  TRAVEL ENTERTAINMENT                                     880          324       1,355         610       3,169
17.  REPAIRS, MAINTENANCE & SUPPLIES                          149       84,139     108,394      62,498     255,180
18.  ADMINISTRATIVE & SELLING                              19,041        6,281       6,458      13,113      44,893
19.  INTERCOMPANY                                                      107,451     794,637     282,224   1,184,312
20.  TRANSPORTATION                                            --                   23,640      22,873      46,513
                                                        ---------    ---------   ---------   ---------   ---------
TOTAL DISBURSEMENTS FROM OPERATIONS                       561,458      877,942   1,631,824   1,280,709   4,351,932
                                                        =========    =========   =========   =========   =========
20.  PROFESSIONAL FEES                                         --                                               --
21.  U.S. TRUSTEE FEES                                         --                                7,500       7,500
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)               --                                               --
                                                        ---------    ---------   ---------   ---------   ---------
TOTAL DISBURSEMENTS                                       561,458      877,942   1,631,824   1,288,209   4,359,432
                                                        =========    =========   =========   =========   =========
23.  NET CASH FLOW                                       (335,855)     154,677     217,244     267,172     303,237
                                                        ---------    ---------   ---------   ---------   ---------
24.  CASH - END OF MONTH (MOR-2)                          273,965      428,641     645,885     913,057     913,057
                                                        =========    =========   =========   =========   =========

                     * applies to Individual debtor's only.
         MOR-7

CASE NAME: AMERICAN HOMESTAR OF LANCASTER, L.P.      CASE NUMBER: 01-80020-G3-11


                           CASH ACCOUNT RECONCILIATION
                               MONTH OF APRIL 2001

BANK NAME                        Bank of America         Bank One     Bank of America     Bank One     Petty Cash
---------                        ---------------         --------     ---------------     --------     ----------
ACCOUNT NUMBER                    # 3755500124         # 1826021048                     # 1826021022

ACCOUNT TYPE                        OPERATING            PAYROLL        INVESTMENT         SWEEP       OTHER FUNDS     TOTAL
------------                       ----------            -------        ----------         -----       -----------   ----------
BANK BALANCE                          673,332             33,889           398,705            --             1,315    1,107,241
DEPOSIT IN TRANSIT                         --                 --                --            --                --           --
OUTSTANDING CHECKS                   (194,183)                --                --            --                --     (194,183)
                                   ----------            -------        ----------         -----       -----------   ----------
ADJUSTED BANK BALANCE                 479,148             33,889           398,705            --             1,315      913,057
                                   ==========            =======        ==========         =====       ===========   ==========
BEGINNING CASH - PER BOOKS            644,570                 --                --            --             1,315      645,885
RECEIPTS                            1,555,381                 --                --            --                --    1,555,381
TRANSFERS BETWEEN ACCOUNTS           (714,818)            33,889           398,705            --                --     (282,224)
(WITHDRAWAL) CONTRIBUTION - BY
  INDIVIDUAL DEBTOR MFR-2                  --                 --                --            --                --           --
CHECKS / OTHER DISBURSEMENTS       (1,005,985)                --                --            --                --   (1,005,985)
                                   ----------            -------        ----------         -----       -----------   ----------
ENDING CASH - PER BOOKS               479,148             33,889           398,705            --             1,315      913,057
                                   ==========            =======        ==========         =====       ===========   ==========

         MOR-8

CASE NAME: AMERICAN HOMESTAR OF LANCASTER, L.P.      CASE NUMBER: 01-80020-G3-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS.

ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (e.g.,
SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                                    MONTH      MONTH    MONTH   MONTH
          INSIDERS: NAME/POSITION/COMP TYPE                        JANUARY   FEBRUARY   MARCH   APRIL
          ---------------------------------                        -------   --------   -----   -----
1. Finis F. Teeter/President HSTR General Holdings                      --         --      --      --
2. Ronald McCaslin/Vice President, Director HSTR Gen Hold               --         --      --      --
3. Charles N. Carney, Jr./Vice President, Director HSTR Gen Hold        --         --      --      --
4. Richard A. Carver/Vice President HSTR General Holdings               --         --      --      --
5. Jackie Holland/Vice President HSTR General Holdings                  --         --      --      --
6. Craig A. Reynolds/Vice President, Secretary HSTR Gen Hold            --         --      --      --
7. Kristi E. Gross/Assistant Secretary HSTR General Holdings            --         --      --      --
8. Mary Morton/Assistant Secretary HSTR General Holdings                --         --      --      --
9. Dennis L. Jones/President, Director HSTR Mfg Holdings                --         --      --      --
10. Ronald Krueger/VP, Treasurer, Director HSTR Mfg Holdings            --         --      --      --
11. Robert Grier/Secretary, Director HSTR Mfg Holdings                  --         --      --      --
12. Beth L. Peoples/Asst Secretary, Asst Treasurer HSTR Mfg Hold        --         --      --      --
                                                                   -------   --------   -----   -----
TOTAL INSIDERS (MOR-1)                                                  --         --      --      --
                                                                   =======   ========   =====   =====

                                    MONTH     MONTH     MONTH   MONTH
PROFESSIONALS/NAME/ORDER DATE      JANUARY   FEBRUARY   MARCH   APRIL
-----------------------------      -------   --------   -----   -----
1                                       --         --      --      --
2                                       --         --      --      --
3                                       --         --      --      --
4                                       --         --      --      --
5                                       --         --      --      --
6                                       --         --      --      --
                                   -------   --------   -----   -----
TOTAL PROFESSIONALS (MOR-1)             --         --      --      --
                                   =======   ========   =====   =====

         MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: AMERICAN HOMESTAR OF NORTH CAROLINA, INC.         PETITION DATE: JANUARY 11, 2001

                                                                              CASE NUMBER: 01-80021-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  APRIL  YEAR  2001
                                            -----        ----

               MONTH                           JANUARY      FEBRUARY       MARCH          APRIL
               -----                         ----------    ----------    ----------    ----------
REVENUES (MOR-6)                                   (135)           --            --        39,600
INCOME BEFORE INT, DEPREC./TAX (MOR-6)              332    (2,626,834)     (358,948)      106,565
NET INCOME (LOSS) (MOR-6)                           332    (2,626,834)     (358,948)      106,565
PAYMENTS TO INSIDERS (MOR-9)                         --            --            --            --
PAYMENTS TO PROFESSIONALS (MOR-9)                    --            --            --            --
TOTAL DISBURSEMENTS (MOR-8)                          --       265,215         5,432            --

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                     EXP.
                                                     DATE
                                                     ----
CASUALTY                     YES (X)  NO (  )        06/30/02

LIABILITY                    YES (X)  NO (  )        06/30/02

VEHICLE                      YES (X)  NO (  )        06/30/02
WORKER'S                     YES (X)  NO (  )        03/31/02
OTHER - DIRECTOR/OFFICER     YES (X)  NO (  )        01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Wahrlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------


                                                                                         CIRCLE ONE

Are all accounts receivable being collected within terms?                                 YES   [NO]

Are all posted-petition liabilities, including taxes, being paid within terms?           [YES]   NO

Have any pre-petition liabilities been paid?                                             [YES]   NO
If so, describe.  PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS
OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND COMPENSATION
SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                           [YES]   NO

Were any assets disposed of outside the normal course of business?                        YES   [NO]
If so, describe.
                -------------------------------------------------------.

----------------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current?                                     [YES]   NO

What is the status of your Plan of Reorganization?  DISCLOSURE STATEMENT AND
PROPOSED PLAN APPROVED FOR MAILING ON JUNE 18, 2001. MAILING COMMENCED ON
JUNE 26,2001.


                            I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                            SIGNED  /s/ CRAIG A. REYNOLDS
                                   -------------------------------------------

                            TITLE  Vice President of Finance
                                   -------------------------------------------


          MOR-1

CASE NAME: AMERICAN HOMESTAR OF NORTH CAROLINA, INC. CASE NUMBER: 01-80021-G3-11


                           COMPARATIVE BALANCE SHEETS

                                                                   MONTH       MONTH        MONTH        MONTH
                    ASSETS                       FILING DATE*     JANUARY     FEBRUARY      MARCH        APRIL
                                                 ------------     -------     --------      -----        -----
CURRENT ASSETS
    Cash                                              11,429           --       18,303        1,122       45,920
    Accounts Receivable, Net                              --           --           --           --       74,151
    Inventory: Lower of Cost or Market                    --           --           --           --           --
    Prepaid Expenses                                      --           --           --           --           --
    Investments                                           --           --           --           --           --
    Other                                                 --           --           --           --           --
                                                   ---------    ---------    ---------    ---------    ---------
TOTAL CURRENT ASSETS                                  11,429           --       18,303        1,122      120,071
                                                   =========    =========    =========    =========    =========
PROPERTY, PLANT&EQUIP, @ COST                      3,480,130    3,480,130    3,480,130    3,480,130    3,480,130
Less Accumulated Depreciation                        569,965      569,965      569,965      569,965      569,965
Less Reserve for Impairment                                                  1,455,083    1,455,083    1,455,083
                                                   ---------    ---------    ---------    ---------    ---------
Net Book Value of PP & E                           2,910,165    2,910,165    1,455,083    1,455,083    1,455,083
                                                   =========    =========    =========    =========    =========
OTHER ASSETS:
    1.  Tax Deposits                                      --           --           --           --           --
    2.  Investments in Subs                               --           --           --           --           --
    3.  Deposits                                          --           --           --           --           --
    4.  Interests in Insurance Policies                   --           --           --           --           --
    5.  Note Receivable                                   --           --           --           --           --
    6.  Other Assets                                 248,148      248,148      248,148      248,148      248,148
    7.  Intercompany                               2,893,800    2,905,772    1,465,608    1,465,608    1,480,863
    8.  Post Petition Intercompany                                             264,324           --           --
                                                   ---------    ---------    ---------    ---------    ---------
       TOTAL ASSETS                                6,063,543    6,064,085    3,451,466    3,169,961    3,304,165
                                                   =========    =========    =========    =========    =========

                    * Per Schedules and Statement of Affairs

        MOR-2

CASE NAME: AMERICAN HOMESTAR OF NORTH CAROLINA, INC. CASE NUMBER: 01-80021-G3-11


                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S
EQUITY                                                        MONTH         MONTH         MONTH        MONTH
---------------------                       FILING DATE*     JANUARY      FEBRUARY        MARCH        APRIL
                                            ------------   ----------    ----------    ----------    ----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                             874            --        14,770        41,708
                                              ---------     ---------    ----------    ----------    ----------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                       --            --            --            --            --
       Priority Debt                             30,065        30,065        30,065        42,683        42,683
       Federal Income Tax                       (16,000)      (16,000)      (16,000)      (16,000)      (16,000)
       FICA/Withholding                              --            --            --            --            --
       Unsecured Debt                           217,336       217,336       232,092       281,815       282,515
       Other                                         --            --            --            --            --
                                              ---------     ---------    ----------    ----------    ----------
   TOTAL PRE-PETITION LIABILITIES               231,400       231,400       246,157       308,498       309,198
                                              ---------     ---------    ----------    ----------    ----------
TOTAL LIABILITIES                               231,400       232,275       246,157       323,268       350,907
                                              =========     =========    ==========    ==========    ==========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                               --            --            --            --            --
       Common Stock                             100,000       100,000       100,000       100,000       100,000
ADDITIONAL PAID-IN CAPITAL                    2,086,402     2,086,402     2,086,402     2,086,402     2,086,402
RETAINED EARNINGS: FILING DATE                3,645,741     3,645,741     3,645,741     3,645,741     3,645,741
RETAINED EARNINGS: POST FILING DATE                  --          (332)   (2,626,834)   (2,985,450)   (2,878,885)
                                              ---------     ---------    ----------    ----------    ----------
TOTAL OWNER'S EQUITY (NET WORTH)              5,832,143     5,831,811     3,205,309     2,846,693     2,953,258
                                              ---------     ---------    ----------    ----------    ----------
TOTAL LIABILITIES & OWNER'S EQUITY            6,063,543     6,064,085     3,451,466     3,169,961     3,304,165
                                              =========     =========    ==========    ==========    ==========

                    * Per Schedules and Statement of Affairs

        MOR-3

CASE NAME: AMERICAN HOMESTAR OF NORTH CAROLINA, INC. CASE NUMBER: 01-80021-G3-11

                      SCHEDULE OF POST-PETITION LIABILITIES

                                             MONTH        MONTH        MONTH       MONTH
                                            JANUARY     FEBRUARY       MARCH       APRIL
                                          ----------   ----------   ----------   ----------

TRADE ACCOUNTS PAYABLE                            --           --        1,782       17,037
                                                ----         ----       ------       ------
TAX PAYABLE
     Federal Payroll Taxes                        --           --           --           --
     State Payroll & Sales                        --           --           --           --
     Ad Valorem Taxes                             --           --           --           --
     Other Taxes                                  --           --           --           --
                                                ----         ----       ------       ------
TOTAL TAXES PAYABLE                               --           --           --           --
                                                ====         ====       ======       ======
SECURED DEBT POST-PETITION                        --           --           --           --
ACCRUED INTEREST PAYABLE                          --           --           --           --
* ACCRUED PROFESSIONAL FEES                       --           --           --           --
OTHER ACCRUED LIABILITIES:                        --           --           --           --
     1.  Intercompany                            874           --       12,988       24,672
     2.                                           --           --           --           --
     3.                                           --           --           --           --
                                                ----         ----       ------       ------
TOTAL POST-PETITION LIABILITIES (MOR-3)          874           --       14,770       41,708
                                                ====         ====       ======       ======

     * Payment Requires Court Approval.

        MOR-4

CASE NAME: AMERICAN HOMESTAR OF NORTH CAROLINA, INC. CASE NUMBER: 01-80021-G3-11

                       AGING OF POST-PETITION LIABILITIES
                                 MONTH OF APRIL

                                                                        AD-VALOREM,
DAYS      TOTAL     TRADE ACCTS    FED TAXES  STATE TAXES  OTHER TAXES     OTHER
-----   ----------  -----------   ----------  -----------  -----------  -----------

 0-30       41,708       17,037           --           --           --       24,672
31-60           --
61-90           --
91 +            --
TOTAL       41,708       17,037           --           --           --       24,672

                          AGING OF ACCOUNTS RECEIVABLE

  MONTH        JANUARY     FEBRUARY      MARCH        APRIL
----------   ----------   ----------   ----------   ----------
 0-30 DAYS           --           --           --           --
31-60 DAYS           --           --           --           --
61-90 DAYS           --           --           --           --
91 +  DAYS           --           --           --       74,151
   TOTAL             --           --           --       74,151


        MOR-5

CASE NAME: AMERICAN HOMESTAR OF NORTH CAROLINA, INC. CASE NUMBER: 01-80021-G3-11


                           STATEMENT OF INCOME (LOSS)

                                                                                                   FILING TO
          MONTH                              JANUARY      FEBRUARY       MARCH         APRIL          DATE
          -----                            ----------    ----------    ----------    ----------    ----------

REVENUES (MOR-1)                                 (135)           --            --        39,600        39,465
TOTAL COST OF REVENUES                            412            64         2,190            --         2,665
GROSS PROFIT                                     (547)          (64)       (2,190)       39,600        36,800
OPERATING EXPENSES:
       Selling & Marketing                        547            --            --            --           547
       General & Administrative                (1,426)           --           490            --          (936)
       Insiders Compensation                       --            --            --            --            --
       Professional Fees                           --            --        17,312            --        17,312
       Impairment of Assets                        --     2,626,770       338,957       (66,965)    2,898,761
       Other (attach list)                         --            --            --            --            --
                                               ------    ----------      --------      --------    ----------
TOTAL OPERATING EXPENSES                         (879)    2,626,770       356,759       (66,965)    2,915,684
                                               ======    ==========      ========      ========    ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)               332    (2,626,834)     (358,948)      106,565    (2,878,885)
                                               ======    ==========      ========      ========    ==========
INTEREST EXPENSE                                   --            --            --            --            --
DEPRECIATION                                       --            --            --            --            --
OTHER (INCOME) EXPENSE *                           --            --            --            --            --
OTHER ITEMS **                                     --            --            --            --            --
                                               ------    ----------      --------      --------    ----------
TOTAL INT, DEPR & OTHER ITEMS                      --            --            --            --            --
                                               ------    ----------      --------      --------    ----------
NET INCOME BEFORE TAXES                           332    (2,626,834)     (358,948)      106,565    (2,878,885)
                                               ======    ==========      ========      ========    ==========
FEDERAL INCOME TAXES                               --            --            --            --            --
                                               ------    ----------      --------      --------    ----------
NET INCOME (LOSS) (MOR-1)                         332    (2,626,834)     (358,948)      106,565    (2,878,885)
                                               ======    ==========      ========      ========    ==========

    Accrual Accounting Required, Otherwise Footnote With Explanation
*   Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote

        MOR-6

CASE NAME: AMERICAN HOMESTAR OF NORTH CAROLINA, INC. CASE NUMBER: 01-80021-G3-11



                                                                MONTH         MONTH        MONTH        MONTH       FILING TO
CASH RECEIPTS AND DISBURSEMENTS                                JANUARY      FEBRUARY       MARCH        APRIL          DATE
-------------------------------                              ----------    ----------   ----------    ----------   -----------

 1.  CASH - BEGINNING OF MONTH                                   11,429            --       18,303         1,122        11,429
RECEIPTS:
 2.  CASH SALES                                                      --            --           --        39,600        39,600
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                               --            --           --        17,568        17,568
 4.  LOANS & ADVANCES (ATTACH LIST)                                  --            --           --            --            --
 5.  SALE OF ASSETS                                                  --            --           --            --            --
 6.  INTERCOMPANY                                                    --       283,299           --            --       283,299
 7.  OTHER - TAX REFUND                                              --           219           --            --           219
                                                                 ------       -------       ------        ------       -------
TOTAL RECEIPTS                                                       --       283,518           --        57,168       340,686
                                                                 ======       =======       ======        ======       =======
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 7.  NET PAYROLL                                                     --            --           --            --            --
 8.  PAYROLL TAXES PAID                                              --            --           --            --            --
 9.  SALES, USE & OTHER TAXES PAID                                   --            --           --            --            --
10.  SECURED / RENTAL / LEASES                                       --       265,198           --            --       265,198
11.  UTILITIES                                                       --            --           --            --            --
12.  INSURANCE                                                       --            --        5,432            --         5,432
13.  INVENTORY PURCHASES                                             --            --           --            --            --
14.  VEHICLE EXPENSES                                                --            --           --            --            --
15.  TRAVEL ENTERTAINMENT                                            --            --           --            --            --
16.  REPAIRS, MAINTENANCE & SUPPLIES                                 --            --           --            --            --
17.  ADMINISTRATIVE & SELLING                                        --            17           --            --            17
18.  INTERCOMPANY                                                11,429            --       11,748        12,370        35,547
19.  OTHER (ATTACH LIST)                                             --            --           --            --            --
                                                                 ------       -------       ------        ------       -------
TOTAL DISBURSEMENTS FROM OPERATIONS                              11,429       265,215       17,181        12,370       306,195
                                                                 ======       =======       ======        ======       =======
20.  PROFESSIONAL FEES                                               --            --           --            --            --
21.  U.S. TRUSTEE FEES                                               --            --           --            --            --
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                     --            --           --            --            --
                                                                 ------       -------       ------        ------       -------
TOTAL DISBURSEMENTS                                              11,429       265,215       17,181        12,370       306,195
                                                                 ======       =======       ======        ======       =======
23.  NET CASH FLOW                                              (11,429)       18,303      (17,181)       44,798        34,491
                                                                 ------       -------       ------        ------       -------
24.  CASH - END OF MONTH (MOR-2)                                      0        18,303        1,122        45,920        45,920
                                                                 ======       =======       ======        ======       =======

                     * applies to Individual debtor's only.
        MOR-7

CASE NAME: AMERICAN HOMESTAR OF NORTH CAROLINA, INC. CASE NUMBER: 01-80021-G3-11


                           CASH ACCOUNT RECONCILIATION
                               MONTH OF APRIL 2001

BANK NAME                           Bank of America      Bank One
---------                           ---------------      --------
ACCOUNT NUMBER                        # 3755500276     # 1565808928

ACCOUNT TYPE                            OPERATING         OPERATING        TOTAL
--------------                        ------------      ------------    ----------

BANK BALANCE                                45,920                --        45,920
DEPOSIT IN TRANSIT                              --                --            --
OUTSTANDING CHECKS                              --                --            --
                                           -------           -------      --------
ADJUSTED BANK BALANCE                       45,920                --        45,920
                                           =======           =======      ========
BEGINNING CASH - PER BOOKS                   1,122                --         1,122
RECEIPTS                                    57,168                --        57,168
TRANSFERS BETWEEN ACCOUNTS                 (12,370)               --       (12,370)
(WITHDRAWAL) CONTRIBUTION - BY
   INDIVIDUAL DEBTOR MFR-2                      --
CHECKS / OTHER DISBURSEMENTS                    --                --            --
                                           -------           -------      --------
ENDING CASH - PER BOOKS                     45,920                --        45,920
                                           =======           =======      ========

        MOR-8

CASE NAME: AMERICAN HOMESTAR OF NORTH CAROLINA, INC. CASE NUMBER: 01-80021-G3-11

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS.

ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (e.g., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                      MONTH        MONTH        MONTH       MONTH
  INSIDERS: NAME/POSITION/COMP TYPE                  JANUARY      FEBRUARY      MARCH       APRIL
  ---------------------------------                  -------      --------      -----       -----

1. Ronald McCaslin/President, Director                  --           --           --          --
2. Jackie Holland/Vice President                        --           --           --          --
3. Craig A. Reynolds/Secretary, Director                --           --           --          --
4. Kristi E. Gross/Assistant Secretary                  --           --           --          --
5                                                       --           --           --          --
6                                                       --           --           --          --
                                                     -------      --------      -----       -----
TOTAL INSIDERS (MOR-1)                                  --           --           --          --
                                                     =======      ========      =====       =====

                                             MONTH        MONTH        MONTH       MONTH
PROFESSIONALS/NAME/ORDER DATE               JANUARY      FEBRUARY      MARCH       APRIL
-----------------------------               -------      --------      -----       -----

1                                              --           --           --           --
2                                              --           --           --           --
3                                              --           --           --           --
4                                              --           --           --           --
5                                              --           --           --           --
6                                              --           --           --           --
                                            -------      --------      -----       -----
TOTAL PROFESSIONALS (MOR-1)                    --           --           --           --
                                            =======      ========      =====       =====

       MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: AMERICAN HOMESTAR WEST, INC.          PETITION DATE: JANUARY 11, 2001

                                                                CASE NUMBER: 01-80022-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  APRIL   YEAR  2001
                                            -----         ----

               MONTH                           JANUARY        FEBRUARY          MARCH         APRIL
               -----                           -------        --------          -----         -----
REVENUES (MOR-6)                               791,859        1,683,198         878,992           --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)        (813,640)      (6,565,128)      2,871,438      185,233
NET INCOME (LOSS) (MOR-6)                     (876,225)      (6,622,837)      2,814,018      185,233
PAYMENTS TO INSIDERS (MOR-9)                        --               --              --           --
PAYMENTS TO PROFESSIONALS (MOR-9)                   --               --              --           --
TOTAL DISBURSEMENTS (MOR-8)                    315,901        1,011,533         591,671       71,326

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                     EXP.
                                                     DATE
                                                     ----
CASUALTY                     YES (X)  NO ( )       06/30/02
LIABILITY                    YES (X)  NO ( )       06/30/02
VEHICLE                      YES (X)  NO ( )       06/30/02
WORKER'S                     YES (X)  NO ( )       04/01/02
OTHER - DIRECTOR/OFFICER     YES (X)  NO ( )       01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Wahrlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP: Houston, TX 77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                                  CIRCLE ONE
Are all accounts receivable being collected within terms?                          YES  [NO]

Are all posted-petition liabilities, including taxes, being paid within terms?    [YES]  NO

Have any pre-petition liabilities been paid?                                      [YES]  NO
If so, describe. PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS
OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND COMPENSATION
SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                    [YES]  NO

Were any assets disposed of outside the normal course of business?                [YES]  NO
If so, describe. PROPERTY, PLANT & EQUIPMENT AND OTHER ASSET
SALES MADE PURSUANT TO VARIOUS COURT ORDERS AUTHORIZING SUCH
ASSET SALES.

Are all U.S. Trustee Quarterly Fee Payments current?                              [YES]  NO

What is the status of your Plan of Reorganization? DISCLOSURE
STATEMENT AND PROPOSED PLAN APPROVED FOR MAILING ON JUNE 18, 2001.
MAILING COMMENCED ON JUNE 26, 2001.

                         I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                         SIGNED  /s/ CRAIG A. REYNOLDS
                               -----------------------------------------------

                         TITLE Vice President of Finance
                               -----------------------------------------------

         MOR-1

CASE NAME: AMERICAN HOMESTAR WEST, INC.               CASE NUMBER:01-80022-G3-11

                           COMPARATIVE BALANCE SHEETS

                                                             MONTH          MONTH          MONTH          MONTH
                 ASSETS                    FILING DATE *    JANUARY        FEBRUARY        MARCH          APRIL
                 ------                    -------------   ----------     ----------     ----------     ----------
CURRENT ASSETS
    Cash                                       779,400        309,733        908,669      1,923,079      2,442,185
    Accounts Receivable, Net                 2,163,872      2,991,218        861,181      2,266,680      1,772,292
    Inventory: Lower of Cost or Market       2,891,671      3,016,806      2,582,346             --             --
    Prepaid Expenses                           174,980        177,746             --             --             --
    Investments                                     --             --             --             --             --
    Other                                           --             --             --             --             --
                                            ----------     ----------     ----------     ----------     ----------
TOTAL CURRENT ASSETS                         6,009,922      6,495,502      4,352,196      4,189,760      4,214,476
                                            ==========     ==========     ==========     ==========     ==========
PROPERTY, PLANT & EQUIP, @ COST             11,644,239     11,644,239     11,644,239      6,871,851      6,871,851
Less Accumulated Depreciation                3,534,181      3,596,765      3,654,474      1,129,906      1,129,906
Less Reserve for Impairment                  2,730,785      2,730,785      6,272,110      4,024,290      4,024,290
                                            ----------     ----------     ----------     ----------     ----------
Net Book Value of PP & E                     8,110,058      8,047,474      1,717,654      1,717,654      1,717,654
                                            ----------     ----------     ----------     ----------     ----------
OTHER ASSETS:
    1.  Tax Deposits                                --             --             --             --             --
    2.  Investments in Subs                         --             --             --             --             --
    3.  Deposits                                    --             --             --             --             --
    4.  Interests in Insurance Policies             --             --             --             --             --
    5.  Note Receivable                             --             --             --             --             --
    6.  Other Assets                         2,416,350      2,416,350      2,416,350      2,416,350      2,416,350
                                            ----------     ----------     ----------     ----------     ----------
       TOTAL ASSETS                         16,536,330     16,959,326      8,486,200      8,323,764      8,348,481
                                            ==========     ==========     ==========     ==========     ==========

                    * Per Schedules and Statement of Affairs
       MOR-2

CASE NAME: AMERICAN HOMESTAR WEST, INC.              CASE NUMBER: 01-80022-G3-11

                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                         MONTH            MONTH            MONTH            MONTH
EQUITY                                    FILING DATE *      JANUARY          FEBRUARY          MARCH            APRIL
---------------------                     -------------     ----------       ----------       ----------       ----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                        1,189,024        2,607,137          979,955          949,617
                                           ==========       ==========       ==========       ==========       ==========
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                 24,000           24,000           24,000               --               --
       Priority Debt                          162,684          143,634          141,236          239,923          239,923
       Federal Income Tax                     579,000          579,000          579,000          579,000          579,000
       FICA/Withholding                            --               --               --               --               --
       Unsecured Debt                       8,535,783        8,541,783        7,346,202        6,839,198        6,732,308
       Intercompany                         7,811,473        7,934,720        7,718,858        7,678,128        7,655,340
       Other                                       --               --               --               --               --
                                           ----------       ----------       ----------       ----------       ----------
   TOTAL PRE-PETITION LIABILITIES          17,112,940       17,223,137       15,809,295       15,336,248       15,206,570
                                           ----------       ----------       ----------       ----------       ----------
TOTAL LIABILITIES                          17,112,940       18,412,161       18,416,432       16,316,203       16,156,187
                                           ==========       ==========       ==========       ==========       ==========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                             --               --               --               --               --
       Common Stock                                --               --               --               --               --
ADDITIONAL PAID-IN CAPITAL                         --               --               --               --               --
RETAINED EARNINGS: Filing Date             (3,307,395)      (3,307,395)      (3,307,395)      (3,307,395)      (3,307,395)
RETAINED EARNINGS: Post Filing Date                --         (876,225)      (6,622,837)      (4,685,044)      (4,500,312)
                                           ----------       ----------       ----------       ----------       ----------
TOTAL OWNER'S EQUITY (NET WORTH)           (3,307,395)      (4,183,620)      (9,930,232)      (7,992,439)      (7,807,707)
                                           ----------       ----------       ----------       ----------       ----------
TOTAL LIABILITIES & OWNER'S EQUITY         13,805,545       14,228,541        8,486,200        8,323,764        8,348,481
                                           ==========       ==========       ==========       ==========       ==========

                    * Per Schedules and Statement of Affairs
         MOR-3

CASE NAME: AMERICAN HOMESTAR WEST, INC.              CASE NUMBER: 01-80022-G3-11

                      SCHEDULE OF POST-PETITION LIABILITIES

                                              MONTH         MONTH          MONTH         MONTH
                                             JANUARY      FEBRUARY         MARCH         APRIL
                                            ---------     ---------       -------       -------
TRADE ACCOUNTS PAYABLE                        388,080       796,709       448,148       447,414
TAX PAYABLE
     Federal Payroll Taxes                     50,644       119,826            93            93
     State Payroll & Sales                     11,297         7,849            --            --
     Ad Valorem Taxes                           4,670         9,970         6,570         6,570
     Other Taxes                                   --            --            --            --
                                            ---------     ---------       -------       -------
TOTAL TAXES PAYABLE                            66,611       137,645         6,663         6,663
                                            =========     =========       =======       =======
SECURED DEBT POST-PETITION                         --            --            --
ACCRUED INTEREST PAYABLE                           --            --            --
* ACCRUED PROFESSIONAL FEES                        --            --            --
OTHER ACCRUED LIABILITIES:
     1. Holiday Pay                             5,090            --            --
     2. Vacation Pay                            7,552         4,836            --
     3. Management                             40,608        86,311            --
     4. Manufacturing                          42,377        42,983            --
     5. Sales Commissions                       1,619         9,205            --
     6. Salaries                              180,465       328,373            --
     7. Sales Inc                              59,166        82,813        47,366        47,366
     8. Intercompany                          397,455     1,118,261       477,778       448,174
                                            ---------     ---------       -------       -------
TOTAL POST-PETITION LIABILITIES (MOR-3)     1,189,024     2,607,137       979,955       949,617
                                            =========     =========       =======       =======

* Payment Requires Court Approval.

         MOR-4

CASE NAME: AMERICAN HOMESTAR WEST, INC.              CASE NUMBER: 01-80022-G3-11

                       AGING OF POST-PETITION LIABILITIES
                                 MONTH OF APRIL

                                                                AD-VALOREM,
DAYS       TOTAL     TRADE ACCTS    FED TAXES    STATE TAXES    OTHER TAXES      OTHER
----      -------    -----------    ---------    -----------    -----------     -------
 0-30     949,617        447,414           93             --          6,570     495,540
31-60          --
61-90          --
 91 +          --
          -------    -----------    ---------    -----------    -----------     -------
TOTAL     949,617        447,414           93             --          6,570     495,540
          =======    ===========    =========    ===========    ===========     =======

                          AGING OF ACCOUNTS RECEIVABLE

 MONTH          JANUARY       FEBRUARY       MARCH         APRIL
 -----         ---------      --------     ---------     ---------
 0-30 DAYS       908,028       350,396       652,326            --
31-60 DAYS       756,696       125,632       105,119       326,163
61-90 DAYS     1,194,807        58,625        25,126        63,071
91 +  DAYS       131,686       326,528     1,484,109     1,383,057
               ---------      --------     ---------     ---------
TOTAL          2,991,218       861,181     2,266,680     1,772,292
               =========      ========     =========     =========

           MOR-5

CASE NAME: AMERICAN HOMESTAR WEST, INC.              CASE NUMBER: 01-80022-G3-11

                           STATEMENT OF INCOME (LOSS)

             MONTH                        JANUARY        FEBRUARY         MARCH            APRIL      FILING TO DATE
             -----                       ---------      ----------      ----------        --------    --------------
REVENUES (MOR-1)                           791,859       1,683,198         878,992              --         3,354,048
TOTAL COST OF REVENUES                   1,220,996       1,669,125         696,083          11,862         3,598,066
                                          --------      ----------       ---------         -------        ----------
GROSS PROFIT                              (429,137)         14,073         182,909         (11,862)         (244,018)
                                          ========      ==========       =========         =======        ==========
OPERATING EXPENSES:
       Selling & Marketing                  95,137         107,396          53,419           1,160           257,112
       General & Administrative            289,365         237,333          91,656          44,314           662,668
       Insiders Compensation                    --              --              --              --                --
       Professional Fees                        --              --           8,824           8,000            16,824
       Impairment of Assets                     --       6,234,472       2,596,290        (250,568)        8,580,193
       Other (attach list)                      --              --      (5,438,719)             --        (5,438,719)

                                          --------      ----------       ---------         -------        ----------
TOTAL OPERATING EXPENSES                   384,502       6,579,200      (2,688,530)       (197,094)        4,078,079
                                          ========      ==========       =========         =======        ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)       (813,640)     (6,565,128)      2,871,438         185,233        (4,322,097)
INTEREST EXPENSE                                --              --              --              --                --
DEPRECIATION                                62,585          57,709          57,420              --           177,715
OTHER (INCOME) EXPENSE *                        --                              --              --                --
OTHER ITEMS **                                  --                              --              --                --
                                          --------      ----------       ---------         -------        ----------
TOTAL INT, DEPR & OTHER ITEMS               62,585          57,709          57,420              --           177,715
                                          ========      ==========       =========         =======        ==========
NET INCOME BEFORE TAXES                   (876,225)     (6,622,837)      2,814,018         185,233        (4,499,812)
FEDERAL INCOME TAXES                            --              --              --                                --
                                          --------      ----------       ---------         -------        ----------
NET INCOME (LOSS) (MOR-1)                 (876,225)     (6,622,837)      2,814,018         185,233        (4,499,812)
                                          ========      ==========       =========         =======        ==========

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

         MOR-6

CASE NAME: AMERICAN HOMESTAR WEST, INC.              CASE NUMBER: 01-80022-G3-11

                                                            MONTH          MONTH         MONTH         MONTH       FILING TO
CASH RECEIPTS AND DISBURSEMENTS                            JANUARY       FEBRUARY        MARCH         APRIL         DATE
-------------------------------                            --------      ---------     ---------     ---------     ---------
 1.  CASH - BEGINNING OF MONTH                              779,400        309,733       908,669     1,923,079       779,400
RECEIPTS:
 2.  CASH SALES                                              51,832        459,025            --            --       510,857
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                      176,948      1,040,193     1,385,606       655,069     3,257,816
 4.  LOANS & ADVANCES (ATTACH LIST)                              --                           --            --            --
 5.  SALE OF ASSETS                                              --                    1,555,000            --     1,555,000
 6.  INTERCOMPANY                                                                             --            --
 7.  OTHER (ATTACH LIST)                                         --        111,251            --            --       111,251
                                                            -------      ---------     ---------       -------     ---------
TOTAL RECEIPTS                                              228,781      1,610,469     2,940,606       655,069     5,434,924
                                                            =======      =========     =========       =======     =========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 7.  NET PAYROLL                                             70,963         46,109            37        25,381       142,491
 8.  PAYROLL TAXES PAID                                                         --        23,759                      23,759
 9.  SALES, USE & OTHER TAXES PAID                                          18,214            --        25,494        43,708
10.  SECURED / RENTAL / LEASES                                               9,972         8,147                      18,118
11.  UTILITIES                                                  246         26,417        75,452         7,715       109,829
12.  INSURANCE                                                2,276        120,924       116,396           516       240,111
13.  INVENTORY PURCHASES                                    225,044        747,744       328,616            51     1,301,455
14.  VEHICLE EXPENSES                                                          696           518           622         1,836
15.  TRAVEL ENTERTAINMENT                                     4,620          1,227         3,745            --         9,592
16.  REPAIRS, MAINTENANCE & SUPPLIES                            154         12,527         9,364         1,732        23,778
17.  ADMINISTRATIVE & SELLING                                12,598          4,163        12,977         1,815        31,553
18.  INTERCOMPANY                                           382,546             --     1,334,525        64,637     1,781,708
19.  DELIVERY                                                               23,540        12,661            --        36,201
20.  OTHER (ATTACH LIST)                                         --             --            --            --            --
                                                            -------      ---------     ---------       -------     ---------
TOTAL DISBURSEMENTS FROM OPERATIONS                         698,447      1,011,533     1,926,196       127,963     3,764,140
                                                            =======      =========     =========       =======     =========
20.  PROFESSIONAL FEES                                           --                           --            --            --
21.  U.S. TRUSTEE FEES                                           --                                      8,000         8,000
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                 --                           --            --            --
                                                            -------      ---------     ---------       -------     ---------
TOTAL DISBURSEMENTS                                         698,447      1,011,533     1,926,196       135,963     3,772,140
                                                            =======      =========     =========       =======     =========
23.  NET CASH FLOW                                         (469,667)       598,936     1,014,409       519,106     1,662,785
                                                            -------      ---------     ---------       -------     ---------
24.  CASH - END OF MONTH (MOR-2)                            309,733        908,669     1,923,079     2,442,185     2,442,185
                                                            =======      =========     =========       =======     =========

                     * applies to Individual debtor's only.
         MOR-7

CASE NAME: AMERICAN HOMESTAR WEST, INC.              CASE NUMBER: 01-80022-G3-11

                           CASH ACCOUNT RECONCILIATION
                               MONTH OF APRIL 2001

BANK NAME                       Bank of America  Bank of America  First Security Bank     US Bank         US Bank
---------                       ---------------  ---------------  -------------------  --------------  --------------
ACCOUNT NUMBER                   # 3755500289      # 30031470         # 30161079       # 150890128435  # 150580008798

ACCOUNT TYPE                       OPERATING       INVESTMENT          PAYROLL           OPERATING        PAYROLL
------------                       ----------      ----------          -------           ---------        -------
BANK BALANCE                          629,730       1,694,107           61,757                                 --
DEPOSIT IN TRANSIT                         --              --               --                  --             --
OUTSTANDING CHECKS                    (21,353)             --               --                  --             --
ADJUSTED BANK BALANCE                 608,377       1,694,107           61,757                  --             --
                                   ==========      ==========           ======           =========        =======
BEGINNING CASH - PER BOOKS          1,774,322              --           70,816                  --             --
RECEIPTS                              655,069              --               --                  --             --
TRANSFERS BETWEEN ACCOUNTS         (1,749,686)      1,694,107           (9,059)                 --             --
(WITHDRAWAL) CONTRIBUTION - BY
  INDIVIDUAL DEBTOR-MFR-2                  --              --               --                  --             --
CHECKS / OTHER DISBURSEMENTS          (71,326)             --               --                  --             --
                                   ----------       ---------           ------           ---------        -------
ENDING CASH - PER BOOKS               608,378       1,694,107           61,757                  --             --
                                   ==========      ==========           ======           =========        =======

BANK NAME                          US Bank      Trustmark Nat Bank  Petty Cash
---------                       --------------  ------------------  ----------
ACCOUNT NUMBER                  # 153602989763     # 8100829184
                                                                                      GRAND
ACCOUNT TYPE                       PAYROLL            PAYROLL       OTHER FUNDS       TOTAL
------------                       -------            -------       -----------     ---------
BANK BALANCE                        21,649            56,294                 --     2,463,538
DEPOSIT IN TRANSIT                      --                 --                --            --
OUTSTANDING CHECKS                      --                 --                --       (21,353)
ADJUSTED BANK BALANCE               21,649             56,294                --     2,442,185
                                    ======             ======       ===========     =========
BEGINNING CASH - PER BOOKS          21,649             56,294                --     1,923,080
RECEIPTS                                --                 --                --       655,069
TRANSFERS BETWEEN ACCOUNTS              --                 --                --       (64,638)
(WITHDRAWAL) CONTRIBUTION - BY
  INDIVIDUAL DEBTOR-MFR-2               --                 --                --
CHECKS / OTHER DISBURSEMENTS            --                 --                --       (71,326)
                                    ------             ------       -----------     ---------
ENDING CASH - PER BOOKS             21,649             56,294                --     2,442,185
                                    ======             ======       ===========     =========

         MOR-8

CASE NAME: AMERICAN HOMESTAR WEST, INC.              CASE NUMBER: 01-80022-G3-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS.

ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (e.g., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                               MONTH          MONTH           MONTH         MONTH
   INSIDERS: NAME/POSITION/COMP TYPE          JANUARY        FEBRUARY         MARCH         APRIL
   ---------------------------------          -------        --------         -----         -----
1. Ronald McCaslin/President, Director             --              --            --            --
2. Jackie Holland/Vice President                   --              --            --            --
3. Craig A. Reynolds/secretary, Director           --              --            --            --
4. Kristi E. Gross/Assistant Secretary             --              --            --            --
5.                                                 --              --            --            --
6.                                                 --              --            --            --
                                                -----           -----         -----         -----
TOTAL INSIDERS (MOR-1)                             --              --            --            --
                                                =====           =====         =====         =====

                                               MONTH          MONTH           MONTH         MONTH
   PROFESSIONALS/NAME/ORDER DATE              JANUARY        FEBRUARY         MARCH         APRIL
   -----------------------------              -------        --------         -----         -----
1.                                                 --              --            --            --
2.                                                 --              --            --            --
3.                                                 --              --            --            --
4.                                                 --              --            --            --
5.                                                 --              --            --            --
6.                                                 --              --            --            --
                                                -----           -----         -----         -----
TOTAL PROFESSIONALS (MOR-1)                        --              --            --            --
                                                =====           =====         =====         =====

         MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: ASSOCIATED RETAILERS GROUP, INC.          PETITION DATE: JANUARY 11, 2001

                                                                    CASE NUMBER: 01-80024-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  APRIL  YEAR  2001
                                            -----        ----

               MONTH                          January            February           March           April
               -----                          -------           ----------         --------        -------
REVENUES (MOR-6)                               81,655                1,025               --            300
INCOME BEFORE INT, DEPREC./TAX (MOR-6)        (94,639)          (7,215,333)          (3,668)       (93,941)
NET INCOME (LOSS) (MOR-6)                     (95,953)          (7,338,790)        (145,412)       (91,710)
PAYMENTS TO INSIDERS (MOR-9)                    2,769                6,999            9,424          6,503
PAYMENTS TO PROFESSIONALS (MOR-9)                  --                   --            1,764          4,839
TOTAL DISBURSEMENTS (MOR-8)                     1,846               50,637           54,782         52,942

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                 REQUIRED INSURANCE MAINTAINED
                     AS OF SIGNATURE DATE


                                                         EXP.
                                                        DATE
                                                        ----
CASUALTY                     YES (X)  NO ( )          06/30/02
LIABILITY                    YES (X)  NO ( )          06/30/02
VEHICLE                      YES (X)  NO ( )          06/30/02
WORKER'S                     YES (X)  NO ( )          05/31/02
OTHER - DIRECTOR/OFFICER     YES (X)  NO ( )          01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Wahrlich, P.C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP: Houston, TX 77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------


                                                                                   CIRCLE ONE
Are all accounts receivable being collected within terms?                            YES [NO]

Are all posted-petition liabilities, including taxes, being paid within terms?      [YES] NO

Have any pre-petition liabilities been paid?                                        [YES] NO
If so, describe. PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS
OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND COMPENSATION
SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                      [YES] NO

Were any assets disposed of outside the normal course of business?                  [YES] NO
If so, describe. PROPERTY, PLANT & EQUIPMENT AND OTHER ASSET
SALES MADE PURSUANT TO VARIOUS COURT ORDERS AUTHORIZING SUCH
ASSET SALES.

Are all U.S. Trustee Quarterly Fee Payments current?                                [YES] NO

What is the status of your Plan of Reorganization? DISCLOSURE
STATEMENT AND PROPOSED PLAN APPROVED FOR MAILING ON JUNE 18, 2001.
MAILING COMMENCED ON JUNE 26, 2001.

                         I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                         SIGNED  /s/ CRAIG A. REYNOLDS
                               ------------------------------------------------

                         TITLE Vice President of Finance
                               ------------------------------------------------

         MOR-1

CASE NAME: ASSOCIATED RETAILERS GROUP, L.P.          CASE NUMBER: 01-80024-G3-11

                           COMPARATIVE BALANCE SHEETS

                                                                  MONTH           MONTH           MONTH          MONTH
              ASSETS                       FILING DATE*          JANUARY        FEBRUARY          MARCH          APRIL
              ------                       ------------         ---------       ---------       ---------      ---------
CURRENT ASSETS
    Cash                                          4,460            41,645           2,174         119,381          7,147
    Accounts Receivable, Net                    209,026           136,454          99,678          62,633        (59,780)
    Inventory: Lower of Cost or Market               --                --              --              --             --
    Prepaid Expenses                             24,438            24,438          24,438          24,438         24,438
    Investments                                      --                --              --              --             --
    Other                                            --                --              --              --             --
                                              ---------         ---------       ---------       ---------      ---------
TOTAL CURRENT ASSETS                            237,924           202,537         126,290         206,453        (28,195)
                                              =========         =========       =========       =========      =========
PROPERTY, PLANT & EQUIP, @ COST               9,249,932         9,249,932       9,249,932       9,176,432      8,662,538
Less Accumulated Depreciation                 2,980,886         3,106,079       3,231,273       3,356,549      3,274,536
Less Reserve for Impairment                                                     5,242,353       5,242,353      4,684,897
                                              ---------         ---------       ---------       ---------      ---------
Net Book Value of PP & E                      6,269,046         6,143,853         776,306         577,530        703,106
                                              =========         =========       =========       =========      =========
OTHER ASSETS:
    1.  Tax Deposits                                 --                --              --              --             --
    2.  Investments in Subs                          --                --              --              --             --
    3.  Deposits                                  8,103             8,103              --              --             --
    4.  Interests in Insurance Policies              --                --              --              --             --
    5.  Note Receivable                         342,699           332,771         182,969         182,637        167,007
    6.  Deferred Tax Asset                      789,050           789,050         789,050         789,050        789,050
    7.  Goodwill                              1,709,404         1,702,605              --              --             --
    8.  Other Assets                            154,350           151,800              --              --             --
    9.  Intercompany                                 --                --              --           1,117        113,034
                                              ---------         ---------       ---------       ---------      ---------
       TOTAL ASSETS                           9,510,577         9,330,719       1,874,615       1,756,788      1,744,001
                                              =========         =========       =========       =========      =========

                    * Per Schedules and Statement of Affairs

         MOR-2

CASE NAME: ASSOCIATED RETAILERS GROUP, L.P.          CASE NUMBER: 01-80024-G3-11

                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                          MONTH             MONTH          MONTH            MONTH
EQUITY                                   FILING DATE*         JANUARY          FEBRUARY         MARCH            APRIL
---------------------                    ------------        ---------         ---------      ---------        ---------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                            7,428           477,211        605,458          690,907
                                                             ---------         ---------      ---------        ---------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                     --               --                --             --               --
       Priority Debt                          (32,945)           2,022            15,162          7,420            7,420
       Federal Income Tax                    (198,942)        (198,942)         (198,942)      (198,942)        (198,942)
       Fica/Withholding                            --               --                --             --               --
       Unsecured Debt                         876,864          882,474           502,493        409,574          404,363
       Intercompany                         8,818,348        8,686,438         8,466,181      8,466,181        8,464,867
       Other                                       --               --                --             --               --
                                            ---------        ---------         ---------      ---------        ---------
   TOTAL PRE-PETITION LIABILITIES           9,463,325        9,371,992         8,784,894      8,684,232        8,677,707
                                            ---------        ---------         ---------      ---------        ---------
TOTAL LIABILITIES                           9,463,325        9,379,420         9,262,105      9,289,690        9,368,614
                                            =========        =========         =========      =========        =========

OWNER'S EQUITY (DEFICIT):
       Preferred Stock                             --               --                --             --
       Common Stock                             5,000            5,000             5,000          5,000            5,000
ADDITIONAL PAID-IN CAPITAL                     95,000           95,000            95,000         95,000           95,000
RETAINED EARNINGS: Filing Date                (52,748)         (52,748)          (52,748)       (52,748)         (52,748)
RETAINED EARNINGS: Post Filing Date                --          (95,953)       (7,434,743)    (7,580,155)      (7,671,865)
                                            ---------        ---------         ---------      ---------        ---------
TOTAL OWNER'S EQUITY (NET WORTH)               47,252          (48,701)       (7,387,490)    (7,532,903)      (7,624,613)
                                            ---------        ---------         ---------      ---------        ---------
TOTAL LIABILITIES & OWNER'S EQUITY          9,510,577        9,330,719         1,874,615      1,756,788        1,744,001
                                            =========        =========         =========      =========        =========

                    * Per Schedules and Statement of Affairs

         MOR-3

CASE NAME: ASSOCIATED RETAILERS GROUP, L.P.          CASE NUMBER: 01-80024-G3-11

                      SCHEDULE OF POST-PETITION LIABILITIES

                                              MONTH           MONTH            MONTH           MONTH
                                             JANUARY         FEBRUARY          MARCH           APRIL
                                             -------         --------         -------         -------
TRADE ACCOUNTS PAYABLE                           400          460,875         603,182         691,836
                                               -----          -------         -------         -------
TAX PAYABLE
     Federal Payroll Taxes                     1,225            1,986           2,276             949
     State Payroll & Sales                        --               --              --              --
     Ad Valorem Taxes                            567               --              --              --
     Other Taxes                                  --               --              --              --
                                               -----          -------         -------         -------
TOTAL TAXES PAYABLE                            1,792            1,986           2,276             949
                                               =====          =======         =======         =======

SECURED DEBT POST-PETITION                        --               --              --              --
ACCRUED INTEREST PAYABLE                          --               --              --              --
* ACCRUED PROFESSIONAL FEES                       --               --              --              --
OTHER ACCRUED LIABILITIES:
     1. Intercompany                           5,236           14,350              --
     2. Salaries                                  --               --              --          (1,878)
     3                                            --               --              --              --
                                               -----          -------         -------         -------
TOTAL POST-PETITION LIABILITIES (MOR-3)        7,428          477,211         605,458         690,907
                                               =====          =======         =======         =======

* Payment Requires Court Approval.

         MOR-4

CASE NAME: ASSOCIATED RETAILERS GROUP, L.P.          CASE NUMBER: 01-80024-G3-11

                       AGING OF POST-PETITION LIABILITIES
                                 MONTH OF APRIL

                                                                                   AD-VALOREM,
 DAYS            TOTAL       TRADE ACCTS         FED TAXES        STATE TAXES      OTHER TAXES        OTHER
 ----           -------      -----------         ---------        -----------      -----------       ------
 0-30           690,907          691,836               949                 --               --       (1,878)
31-60                --               --                --                 --               --           --
61-90                --               --                --                 --               --           --
91 +                 --               --                --                 --               --           --
TOTAL           690,907          691,836               949                 --               --       (1,878)

                          AGING OF ACCOUNTS RECEIVABLE

   MONTH             JANUARY           FEBRUARY            MARCH             APRIL
   -----             -------           --------            ------           -------
 0-30 DAYS            35,324                 --                --                --
31-60 DAYS           338,799                 --                --                --
61-90 DAYS             4,382                 --                --                --
91+   DAYS          (242,050)            99,678            62,633           (59,780)
TOTAL                136,454             99,678            62,633           (59,780)

         MOR-5

CASE NAME: ASSOCIATED RETAILERS GROUP, L.P.          CASE NUMBER: 01-80024-G3-11

                           STATEMENT OF INCOME (LOSS)

          MONTH                           JANUARY          FEBRUARY            MARCH              APRIL        FILING TO DATE
          -----                          ---------        ----------          --------           -------       --------------
REVENUES (MOR-1)                            81,655              1025                 0               300               82,980
TOTAL COST OF REVENUES                    (142,931)               --          (127,977)               --             (270,908)
GROSS PROFIT                               (61,276)            1,025          (127,977)              300             (187,928)
OPERATING EXPENSES:
       Selling & Marketing                  17,562           279,579             1,870            66,650              365,661
       General & Administrative             13,032                --            10,459             6,923               30,413
       Insiders Compensation                 2,769             6,999             9,424             6,503               25,696
       Professional Fees                        --                --             1,590            16,084               17,674
       Impairment of Assets                                6,929,780          (147,653)           (1,919)           6,780,208
       Other (attach list)                      --                --                --                --                   --
                                           -------        ----------          --------           -------           ----------
TOTAL OPERATING EXPENSES                    33,363         7,216,358          (124,310)           94,241            7,219,652
                                           =======        ==========          ========           =======           ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)        (94,639)       (7,215,333)           (3,667)          (93,941)          (7,407,580)
                                           =======        ==========          ========           =======           ==========
INTEREST EXPENSE                             1,314                --            16,468                --               17,782
DEPRECIATION                                    --           125,194           125,276                --              250,470
OTHER (INCOME) EXPENSE *                        --            (1,737)               --            (2,231)              (3,968)
OTHER ITEMS **                                  --                --                --                --                   --
                                           -------        ----------          --------           -------           ----------
TOTAL INT, DEPR & OTHER ITEMS                1,314           123,457           141,744            (2,231)             264,284
                                           -------        ----------          --------           -------           ----------
NET INCOME BEFORE TAXES                    (95,953)       (7,338,790)         (145,411)          (91,710)          (7,671,864)
                                           =======        ==========          ========           =======           ==========
FEDERAL INCOME TAXES                            --                --                --                --                   --
                                           -------        ----------          --------           -------           ----------
NET INCOME (LOSS) (MOR-1)                  (95,953)       (7,338,790)         (145,411)          (91,710)          (7,671,864)
                                           =======        ==========          ========           =======           ==========

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

         MOR-6

CASE NAME: ASSOCIATED RETAILERS GROUP, L.P.          CASE NUMBER: 01-80024-G3-11

                                                            MONTH       MONTH          MONTH       MONTH       FILING TO
CASH RECEIPTS AND DISBURSEMENTS                            JANUARY     FEBRUARY        MARCH       APRIL         DATE
-------------------------------                            -------     --------       -------     --------     ---------
 1.  CASH - BEGINNING OF MONTH                               4,460       41,645         2,174      119,381         4,460
RECEIPTS:
 2.  CASH SALES                                                 --                         --           --            --
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                          --       11,166         5,065       11,635        27,866
 4.  LOANS & ADVANCES (ATTACH LIST)                             --                         --           --            --
 5.  SALE OF ASSETS                                             --                    100,000           --       100,000
 6.  CUSTOMER DEPOSITS                                      39,031                         --           --        39,031
 7.  INTERCOMPANY                                               --                     66,924           --        66,924
                                                           -------     --------       -------     --------     ---------
TOTAL RECEIPTS                                              39,031       11,166       171,989       11,635       233,821
                                                           =======     ========       =======     ========     =========
(Withdrawal) Contribution by Individual Debtor MFR-2*                                                                 --
DISBURSEMENTS:
 8.  NET PAYROLL                                                --                                                    --
 9.  PAYROLL TAXES PAID                                         --                                     464           464
10.  SALES, USE & OTHER TAXES PAID                              --                                                    --
11.  SECURED / RENTAL / LEASES                                  --       45,430        47,491       38,780       131,701
12.  UTILITIES                                                  --          152         1,402          633         2,187
13.  INSURANCE                                               1,637        1,635         1,980        1,640         6,892
14.  INVENTORY PURCHASES                                        --                                                    --
15.  VEHICLE EXPENSES                                          129        1,204           807          612         2,753
16.  TRAVEL ENTERTAINMENT                                       --          220                        460           681
17.  REPAIRS, MAINTENANCE & SUPPLIES                            --                        800           93           893
18.  ADMINISTRATIVE & SELLING                                   80        1,995           538        4,672         7,284
19.  INTERCOMPANY                                               --                                  70,927        70,927
                                                           -------     --------       -------     --------     ---------
TOTAL DISBURSEMENTS FROM OPERATIONS                          1,846       50,637        53,018      118,280       223,781
                                                           =======     ========       =======     ========     =========
20.  PROFESSIONAL FEES                                          --                      1,764        4,839         6,603
21.  U.S. TRUSTEE FEES                                          --                         --          750           750
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                --                                      --            --
                                                           -------     --------       -------     --------     ---------
TOTAL DISBURSEMENTS                                          1,846       50,637        54,782      123,869       231,134
                                                           =======     ========       =======     ========     =========
23.  NET CASH FLOW                                          37,185      (39,471)      117,207     (112,234)        2,687
                                                           -------     --------       -------     --------     ---------
24.  CASH - END OF MONTH (MOR-2)                            41,645        2,174       119,381        7,147         7,147
                                                           =======     ========       =======     ========     =========

                     * applies to Individual debtor's only.

         MOR-7

CASE NAME: ASSOCIATED RETAILERS GROUP, L.P.          CASE NUMBER: 01-80024-G3-11

                           CASH ACCOUNT RECONCILIATION
                               MONTH OF APRIL 2001

BANK NAME                                                Bank of America   Bank of America
---------                                                ---------------   ---------------
ACCOUNT NUMBER                                            # 3755500205      # 1390026463

ACCOUNT TYPE                                                OPERATING         OPERATING         TOTAL
------------                                                ---------         ---------        -------
BANK BALANCE                                                   14,244                --         14,244
DEPOSIT IN TRANSIT                                                 --                --             --
OUTSTANDING CHECKS                                             (7,097)               --         (7,097)
                                                             --------               ----       -------
ADJUSTED BANK BALANCE                                           7,147                --          7,147
                                                             ========               ====       =======
BEGINNING CASH - PER BOOKS                                    119,381                --        119,381
RECEIPTS                                                       11,635                --         11,635
TRANSFERS BETWEEN ACCOUNTS                                    (70,927)               --        (70,927)
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2             --                --             --
CHECKS / OTHER DISBURSEMENTS                                  (52,942)               --        (52,942)
                                                             --------               ----       -------
ENDING CASH - PER BOOKS                                         7,147                --          7,147
                                                             ========               ====       =======

         MOR-8

CASE NAME: ASSOCIATED RETAILERS GROUP, L.P.          CASE NUMBER: 01-80024-G3-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND THE PROFESSIONALS.

ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (e.g., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                                   MONTH    MONTH       MONTH     MONTH
   INSIDERS: NAME/POSITION/COMP TYPE                              JANUARY  FEBRUARY     MARCH     APRIL
   ---------------------------------                              -------  --------     -----     -----
1. Richard A. Carver/President Assoc Ret Hold/Salary                2,769     6,999     9,424     6,503
2. Jackie Holland/Vice President Assoc Retailers Holdings              --        --        --        --
3. Craig A. Reynolds/VP, Secretary, Director Assoc Ret Hold            --        --        --        --
4. Kristi E. Gross/Assistant Secretary Assoc Retailers Holdings        --        --        --        --
5. Ronald McCaslin/Director Assoc Retailers Holdings                   --        --        --        --
6. Dennis L. Jones/President, Director HSTR Retail Holdings            --        --        --        --
7. Ronald Krueger/VP, Treasurer, Director HSTR Retail Hold             --        --        --        --
8. Robert Grier/Secretary, Director HSTR Retail Hold                   --        --        --        --
9. Beth L. Peoples/Asst Secretary, Asst Treasurer HSTR Ret Hold        --        --        --        --
                                                                    -----     -----     -----     -----
TOTAL INSIDERS (MOR-1)                                              2,769     6,999     9,424     6,503
                                                                    =====     =====     =====     =====

                                              MONTH     MONTH      MONTH     MONTH
PROFESSIONALS/NAME/ORDER DATE                JANUARY   FEBRUARY    MARCH     APRIL
-----------------------------                -------   --------    -----     -----
1. Floyd, Isigur, Rios & Wahrlich                 --         --    1,764     4,839
2.                                                --         --       --        --
3.                                                --         --       --        --
4.                                                --         --       --        --
5.                                                --         --       --        --
6.                                                --         --       --        --
                                               -----      -----    -----     -----
TOTAL PROFESSIONALS (MOR-1)                       --         --    1,764     4,839
                                               =====      =====    =====     =====

         MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: ASSOCIATED RETAILERS HOLDINGS, INC.       PETITION DATE: JANUARY 11, 2001

                                                                    CASE NUMBER: 01-80023-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH APRIL YEAR 2001
                                           -----      ----

               MONTH                               JANUARY     FEBRUARY     MARCH       APRIL
               -----                               --------    --------    --------    --------
REVENUES (MOR-6)                                         --          --          --          --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)                   --          --          --          --
NET INCOME (LOSS) (MOR-6)                                --          --          --          --
PAYMENTS TO INSIDERS (MOR-9)                             --          --          --          --
PAYMENTS TO PROFESSIONALS (MOR-9)                        --          --          --          --
TOTAL DISBURSEMENTS (MOR-8)                              --          --          --          --

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

              REQUIRED INSURANCE MAINTAINED
                   AS OF SIGNATURE DATE

                                                    EXP.
                                                    DATE
                                                    ----
CASUALTY                     YES (X)  NO ( )      06/30/02
LIABILITY                    YES (X)  NO ( )      06/30/02
VEHICLE                      YES (X)  NO ( )      06/30/02
WORKER'S                     YES (X)  NO ( )      03/27/02
OTHER - DIRECTOR/OFFICER     YES (X)  NO ( )      01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Wahrlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP: Houston, TX 77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                                     CIRCLE ONE
Are all accounts receivable being collected within terms?                            [YES]   NO

Are all posted-petition liabilities, including taxes, being paid within terms?       [YES]   NO

Have any pre-petition liabilities been paid?                                          YES   [NO]
If so, describe.
                ----------------------------------------------------------------

-------------------------------------------------------------------------------.

Are all funds received being deposited into DIP bank accounts?                       [YES]   NO

Were any assets disposed of outside the normal course of business?                    YES   [NO]
If so, describe.
                ----------------------------------------------------------------

-------------------------------------------------------------------------------.

Are all U.S. Trustee Quarterly Fee Payments current?                                 [YES]   NO

What is the status of your Plan of Reorganization? DISCLOSURE STATEMENT AND
PROPOSED PLAN APPROVED FOR MAILING ON JUNE 18, 2001. MAILING COMMENCED ON JUNE
26, 2001.


                             I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                             SIGNED  /s/ CRAIG A. REYNOLDS
                                   ---------------------------------------------

                             TITLE Vice President of Finance
                                   ---------------------------------------------

         MOR-1

CASE NAME: ASSOCIATED RETAILERS HOLDINGS, INC.       CASE NUMBER: 01-80023-G3-11


                           COMPARATIVE BALANCE SHEETS

                                                           MONTH       MONTH       MONTH       MONTH
                ASSETS                    FILING DATE*    JANUARY     FEBRUARY     MARCH       APRIL
                ------                    ------------    --------    --------    --------    --------
CURRENT ASSETS
    Cash                                            --          --          --          --          --
    Accounts Receivable, Net                        --          --          --          --          --
    Inventory: Lower of Cost or Market              --          --          --          --          --
    Prepaid Expenses                                --          --          --          --          --
    Investments                                     --          --          --          --          --
    Other                                           --          --          --          --          --
                                          ------------    --------    --------    --------    --------
TOTAL CURRENT ASSETS                                --          --          --          --          --
                                          ============    ========    ========    ========    ========
PROPERTY, PLANT & EQUIP, @ COST                     --          --          --          --          --
Less Accumulated Depreciation                       --          --          --          --          --
                                          ------------    --------    --------    --------    --------
Net Book Value of PP & E                            --          --          --          --          --
                                          ============    ========    ========    ========    ========
OTHER ASSETS:                                       --          --          --          --          --
    1.  Tax Deposits                                --          --          --          --          --
    2.  Investments in Subs                    (14,549)    (14,549)    (14,549)    (14,549)    (14,549)
    3.  Deposits                                    --          --          --          --          --
    4.  Interests in Insurance Policies             --          --          --          --          --
    5.  Note Receivable                             --          --          --          --          --
    6.  Deferred Comp. Plan Assets                  --          --          --          --          --
                                          ------------    --------    --------    --------    --------
       TOTAL ASSETS                            (14,549)    (14,549)    (14,549)    (14,549)    (14,549)
                                          ============    ========    ========    ========    ========

                    * Per Schedules and Statement of Affairs
         MOR-2

CASE NAME: ASSOCIATED RETAILERS HOLDINGS, INC.       CASE NUMBER: 01-80023-G3-11


                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                    MONTH       MONTH       MONTH       MONTH
EQUITY                                  FILING DATE*    JANUARY     FEBRUARY     MARCH       APRIL
---------------------                   ------------    --------    --------    --------    --------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)             --          --          --          --
                                        ------------    --------    --------    --------    --------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                    --          --          --          --          --
       Priority Debt                              --          --          --          --          --
       Federal Income Tax                         --          --          --          --          --
       FICA/Withholding                           --          --          --          --          --
       Unsecured Debt                             --          --          --          --          --
       Intercompany                           20,348      20,348      20,348      20,348      20,348
       Other                                      --          --          --          --          --
                                        ------------    --------    --------    --------    --------
   TOTAL PRE-PETITION LIABILITIES             20,348      20,348      20,348      20,348      20,348
                                        ------------    --------    --------    --------    --------
TOTAL LIABILITIES                             20,348      20,348      20,348      20,348      20,348
                                        ============    ========    ========    ========    ========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                            --          --          --          --          --
       Common Stock                               --          --          --          --          --
ADDITIONAL PAID-IN CAPITAL                        --          --          --          --          --
EQUITY IN CONS SUBS                             (675)       (675)       (675)       (675)       (675)
RETAINED EARNINGS: Filing Date               (34,223)    (34,223)    (34,223)    (34,223)    (34,223)
RETAINED EARNINGS: Post Filing Date               --          --          --          --          --
                                        ------------    --------    --------    --------    --------
TOTAL OWNER'S EQUITY (NET WORTH)             (34,898)    (34,898)    (34,898)    (34,898)    (34,898)
                                        ------------    --------    --------    --------    --------
TOTAL LIABILITIES & OWNER'S EQUITY           (14,549)    (14,549)    (14,549)    (14,549)    (14,549)
                                        ============    ========    ========    ========    ========

                    * Per Schedules and Statement of Affairs
         MOR-3

CASE NAME: ASSOCIATED RETAILERS HOLDINGS, INC.       CASE NUMBER: 01-80023-G3-11


                      SCHEDULE OF POST-PETITION LIABILITIES

                                           MONTH      MONTH      MONTH      MONTH
                                          JANUARY    FEBRUARY    MARCH      APRIL
                                          --------   --------   --------   --------
TRADE ACCOUNTS PAYABLE
                                          --------   --------   --------   --------
TAX PAYABLE
     Federal Payroll Taxes                      --         --         --         --
     State Payroll & Sales                      --         --         --         --
     Ad Valorem Taxes                          --         --         --         --
     Other Taxes                                --         --         --         --
                                          --------   --------   --------   --------
TOTAL TAXES PAYABLE                             --         --         --         --
                                          ========   ========   ========   ========
SECURED DEBT POST-PETITION                      --         --         --         --
ACCRUED INTEREST PAYABLE                        --         --         --         --
* ACCRUED PROFESSIONAL FEES                     --         --         --         --
OTHER ACCRUED LIABILITIES:                      --         --         --         --
     1.                                         --         --         --         --
     2.                                         --         --         --         --
     3.                                         --         --         --         --
                                          --------   --------   --------   --------
TOTAL POST-PETITION LIABILITIES (MOR-3)         --         --         --         --
                                          ========   ========   ========   ========

* Payment Requires Court Approval.

         MOR-4

CASE NAME: ASSOCIATED RETAILERS HOLDINGS, INC.       CASE NUMBER: 01-80023-G3-11


                       AGING OF POST-PETITION LIABILITIES
                                 MONTH OF APRIL

                                                           AD-VALOREM,
 DAYS      TOTAL   TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   OTHER
 ----      -----   -----------   ---------   -----------   -----------   -----
 0-30         --            --          --            --            --      --
31-60
61-90
91 +
TOTAL         --            --          --            --            --      --


                          AGING OF ACCOUNTS RECEIVABLE

  MONTH         JANUARY   FEBRUARY   MARCH   APRIL
  -----         -------   --------   -----   -----
 0-30 DAYS           --         --      --      --
31-60 DAYS           --         --      --      --
61-90 DAYS           --         --      --      --
91 +  DAYS           --         --      --      --
TOTAL                --         --      --      --

         MOR-5

CASE NAME: ASSOCIATED RETAILERS HOLDINGS, INC.       CASE NUMBER: 01-80023-G3-11


                           STATEMENT OF INCOME (LOSS)

            MONTH                     JANUARY   FEBRUARY   MARCH   APRIL   FILING TO DATE
            -----                     -------   --------   -----   -----   --------------
REVENUES (MOR-1)                           --         --      --      --               --
TOTAL COST OF REVENUES                     --         --      --      --               --
GROSS PROFIT                               --         --      --      --               --
OPERATING EXPENSES:
       Selling & Marketing                 --         --      --      --               --
       General & Administrative            --         --      --      --               --
       Insiders Compensation               --         --      --      --               --
       Professional Fees                   --         --      --      --               --
       Other (attach list)                 --         --      --      --               --

                                      -------   --------   -----   -----   --------------
TOTAL OPERATING EXPENSES                   --         --      --      --               --
                                      =======   ========   =====   =====   ==============
INCOME BEFORE INT, DEPR/TAX (MOR-1)        --         --      --      --               --
                                      =======   ========   =====   =====   ==============
INTEREST EXPENSE                           --         --      --      --               --
DEPRECIATION                               --         --      --      --               --
OTHER (INCOME) EXPENSE *                   --         --      --      --               --
OTHER ITEMS **                             --         --      --      --               --
                                      -------   --------   -----   -----   --------------
TOTAL INT, DEPR & OTHER ITEMS              --         --      --      --               --
                                      -------   --------   -----   -----   --------------
NET INCOME BEFORE TAXES                    --         --      --      --               --
                                      =======   ========   =====   =====   ==============
FEDERAL INCOME TAXES                       --         --      --      --               --
                                      -------   --------   -----   -----   --------------
NET INCOME (LOSS) (MOR-1)                  --         --      --      --               --
                                      =======   ========   =====   =====   ==============

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

         MOR-6

CASE NAME: ASSOCIATED RETAILERS HOLDINGS, INC.       CASE NUMBER: 01-80023-G3-11


                                                         MONTH     MONTH     MONTH   MONTH   FILING TO
CASH RECEIPTS AND DISBURSEMENTS                         JANUARY   FEBRUARY   MARCH   APRIL     DATE
-------------------------------                         -------   --------   -----   -----   ---------
 1.  CASH - BEGINNING OF MONTH                               --         --      --      --          --
RECEIPTS:
 2.  CASH SALES                                              --         --      --      --          --
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                       --         --      --      --          --
 4.  LOANS & ADVANCES (ATTACH LIST)                          --         --      --      --          --
 5.  SALE OF ASSETS                                          --         --      --      --          --
 6.  OTHER (ATTACH LIST)                                     --         --      --      --          --
                                                        -------   --------   -----   -----   ---------
TOTAL RECEIPTS                                               --         --      --      --          --
                                                        =======   ========   =====   =====   =========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 7.  NET PAYROLL                                             --         --      --      --          --
 8.  PAYROLL TAXES PAID                                      --         --      --      --          --
 9.  SALES, USE & OTHER TAXES PAID                           --         --      --      --          --
10.  SECURED / RENTAL / LEASES                               --         --      --      --          --
11.  UTILITIES                                               --         --      --      --          --
12.  INSURANCE                                               --         --      --      --          --
13.  INVENTORY PURCHASES                                     --         --      --      --          --
14.  VEHICLE EXPENSES                                        --         --      --      --          --
15.  TRAVEL ENTERTAINMENT                                    --         --      --      --          --
16.  REPAIRS, MAINTENANCE & SUPPLIES                         --         --      --      --          --
17.  ADMINISTRATIVE & SELLING                                --         --      --      --          --
18.  OTHER (ATTACH LIST)                                     --         --      --      --          --
                                                        -------   --------   -----   -----   ---------
TOTAL DISBURSEMENTS FROM OPERATIONS                          --         --      --      --          --
                                                        =======   ========   =====   =====   =========
19.  PROFESSIONAL FEES                                       --         --      --      --          --
20.  U.S. TRUSTEE FEES                                       --         --      --      --          --
21.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)             --         --      --      --          --
                                                        -------   --------   -----   -----   ---------
TOTAL DISBURSEMENTS                                          --         --      --      --          --
                                                        =======   ========   =====   =====   =========
22.  NET CASH FLOW                                           --         --      --      --          --
                                                        -------   --------   -----   -----   ---------
23.  CASH - END OF MONTH (MOR-2)                             --         --      --      --          --
                                                        =======   ========   =====   =====   =========

                     * applies to Individual debtor's only.
         MOR-7

CASE NAME: ASSOCIATED RETAILERS HOLDINGS, INC.       CASE NUMBER: 01-80023-G3-11


                           CASH ACCOUNT RECONCILIATION
                                 MONTH OF APRIL

BANK NAME
---------

ACCOUNT NUMBER

ACCOUNT TYPE                                TOTAL
------------                                -----
BANK BALANCE                                   --
DEPOSIT IN TRANSIT                             --
OUTSTANDING CHECKS                             --
                                            -----
ADJUSTED BANK BALANCE                          --
                                            =====
BEGINNING CASH - PER BOOKS                     --
RECEIPTS                                       --
TRANSFERS BETWEEN ACCOUNTS                     --
(WITHDRAWAL) CONTRIBUTION - BY
  INDIVIDUAL DEBTOR MFR-2                      --
CHECKS / OTHER DISBURSEMENTS                   --
                                            -----
ENDING CASH - PER BOOKS                        --
                                            =====

         MOR-8

CASE NAME: ASSOCIATED RETAILERS HOLDINGS, INC.       CASE NUMBER: 01-80023-G3-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS.

ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (e.g., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).


                                                            MONTH     MONTH     MONTH   MONTH
           INSIDERS: NAME/POSITION/COMP TYPE               JANUARY   FEBRUARY   MARCH   APRIL
           ---------------------------------               -------   --------   -----   -----
1. Richard A. Carver/President                                  --         --      --      --
2. Jackie Holland/Vice President                                --         --      --      --
3. Craig A. Reynolds/Vice President, Secretary, Director        --         --      --      --
4. Kristi E. Gross/Assistant Secretary                          --         --      --      --
5. Ronald McCaslin/Director                                     --         --      --      --
6.                                                              --         --      --      --
                                                           -------   --------   -----   -----
TOTAL INSIDERS (MOR-1)                                          --         --      --      --
                                                           =======   ========   =====   =====

                                    MONTH     MONTH     MONTH   MONTH
PROFESSIONALS/NAME/ORDER DATE      JANUARY   FEBRUARY   MARCH   APRIL
-----------------------------      -------   --------   -----   -----
1.                                      --         --      --      --
2.                                      --         --      --      --
3.                                      --         --      --      --
4.                                      --         --      --      --
5.                                      --         --      --      --
6.                                      --         --      --      --
                                   -------   --------   -----   -----
TOTAL PROFESSIONALS (MOR-1)             --         --      --      --
                                   =======   ========   =====   =====

         MOR-9

                                     UNITED STATES BANKRUPTCY COURT
                                       SOUTHERN DISTRICT OF TEXAS
                                            HOUSTON DIVISION


CASE NAME: FIRST VALUE HOMES, INC.               PETITION DATE: JANUARY 11, 2001

                                                                CASE NUMBER: 01-80025-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  APRIL  YEAR    2001
                                            -----          ----

                MONTH                                 JANUARY       FEBRUARY            MARCH           APRIL
                -----                                 -------       --------            -----           -----
REVENUES (MOR-6)                                      546,724        1,125,516        1,076,709         886,557
INCOME BEFORE INT, DEPREC./TAX (MOR-6)               (137,907)     (17,501,956)       8,244,167       2,842,892
NET INCOME (LOSS) (MOR-6)                            (174,530)     (17,432,290)       8,106,288       2,842,892
PAYMENTS TO INSIDERS (MOR-9)                           19,385           25,486           34,080          15,302
PAYMENTS TO PROFESSIONALS (MOR-9)                          --               --               --              --
TOTAL DISBURSEMENTS (MOR-8)                           572,976        1,375,488        1,382,197       1,832,078

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                 REQUIRED INSURANCE MAINTAINED
                      AS OF SIGNATURE DATE

                                                                      EXP.
                                                                      DATE
                                                                      ----
CASUALTY                                YES (X)  NO ( )             06/30/02
LIABILITY                               YES (X)  NO ( )             06/30/02
VEHICLE                                 YES (X)  NO ( )             06/30/02
WORKER'S                                YES (X)  NO ( )             03/27/02
OTHER - DIRECTOR/OFFICER                YES (X)  NO ( )             01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Wahrlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------


                                                                                        CIRCLE ONE
Are all accounts receivable being collected within terms?                                YES    [NO]

Are all posted-petition liabilities, including taxes, being paid within terms?          [YES]    NO

Have any pre-petition liabilities been paid?                                            [YES]    NO
If so, describe.  PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS
OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND COMPENSATION
SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                          [YES]    NO

Were any assets disposed of outside the normal course of business?                      [YES]    NO
If so, describe. PROPERTY, PLANT & EQUIPMENT AND OTHER ASSET SALES
MADE PURSUANT TO VARIOUS COURT ORDERS AUTHORIZING SUCH ASSET SALES.

Are all U.S. Trustee Quarterly Fee Payments current?                                    [YES]    NO

What is the status of your Plan of Reorganization? DISCLOSURE STATEMENT
AND PROPOSED PLAN APPROVED FOR MAILING ON JUNE 18, 2001. MAILING
COMMENCED ON JUNE 26, 2001.

                             I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                             SIGNED  /s/ CRAIG A. REYNOLDS
                                   ---------------------------------------------
                             TITLE   Vice President of Finance
                                   ---------------------------------------------

         MOR-1

CASE NAME: FIRST VALUE HOMES, INC.                   CASE NUMBER: 01-80025-G3-11


                           COMPARATIVE BALANCE SHEETS

                                                                  MONTH          MONTH           MONTH          MONTH
                 ASSETS                          FILING DATE*    JANUARY        FEBRUARY         MARCH          APRIL
                 ------                          ------------    -------        --------         -----          -----
CURRENT ASSETS
    Cash                                            959,262         60,050         20,730        460,784        328,786
    Accounts Receivable, Net                        706,315        803,621        153,822        117,099        150,512
    Inventory: Lower of Cost or Market           15,329,578     14,905,150      2,312,674      6,708,598      7,480,939
    Prepaid Expenses                                451,182        447,829             --             --             --
    Investments                                          --             --             --             --             --
    Other                                           898,117        977,448        777,448        777,448        777,448
                                                 ----------     ----------      ---------      ---------      ---------
TOTAL CURRENT ASSETS                             18,344,454     17,194,097      3,264,674      8,063,928      8,737,684
                                                 ==========     ==========      =========      =========      =========
PROPERTY, PLANT & EQUIP, @ COST                   7,873,589      7,875,461      7,878,249      7,634,426      7,634,426
Less Accumulated Depreciation                     3,219,186      3,338,481      3,365,806      3,485,782      3,485,782
Less Impairment of Assets                                                       4,000,000      4,148,644      4,148,644
                                                 ----------     ----------      ---------      ---------      ---------
Net Book Value of PP & E                          4,654,402      4,536,980        512,443              0              0
                                                 ==========     ==========      =========      =========      =========
OTHER ASSETS:
    1.  Tax Deposits                                     --             --             --             --             --
    2.  Investments in Subs                              --             --             --             --             --
    3.  Deposits                                         --             --             --             --             --
    4.  Interests in Insurance Policies                  --             --             --             --             --
    5.  Note Receivable                                  --             --             --             --             --
    6.  Post-Petition Intercompany                       --        373,532             --             --             --
                                                 ----------     ----------      ---------      ---------      ---------
       TOTAL ASSETS                              22,998,856     22,104,609      3,777,117      8,063,928      8,737,683
                                                 ==========     ==========      =========      =========      =========

                    * Per Schedules and Statement of Affairs
            MOR-2

CASE NAME: FIRST VALUE HOMES, INC.                  CASE NUMBER: 01-80025-G3-11

                           COMPARATIVE BALANCE SHEETS


   LIABILITIES & OWNER'S                                              MONTH            MONTH            MONTH            MONTH
   EQUITY                                        FILING DATE*        JANUARY          FEBRUARY          MARCH            APRIL
   ---------------------                         ------------        -------          --------          -----            -----
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                                 179,041          701,839          537,990          416,462
                                                                  -----------      -----------      -----------      -----------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                     9,611,754        9,027,677        7,541,779        6,535,042        3,815,813
       Priority Debt                                 263,363          241,345            4,434               --               --
       Federal Income Tax                           (930,877)        (930,877)        (930,877)        (930,877)        (930,877)
       FICA/Withholding                                   --               --               --               --               --
       Unsecured Debt                              2,403,003        2,114,270        2,256,818        1,083,408        1,750,727
       Intercompany                               20,892,924       20,888,994       19,645,789       19,733,059       19,737,359
       Other                                              --               --                                --               --
                                                 -----------      -----------      -----------      -----------      -----------
   TOTAL PRE-PETITION LIABILITIES                 32,240,167       31,341,410       28,517,944       26,420,632       24,373,022
                                                 -----------      -----------      -----------      -----------      -----------
TOTAL LIABILITIES                                 32,240,167       31,520,451       29,219,783       26,958,621       24,789,484
                                                 ===========      ===========      ===========      ===========      ===========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                                    --               --
       Common Stock                                       --               --
ADDITIONAL PAID-IN CAPITAL                         1,682,532        1,682,532        1,682,532        1,682,532        1,682,532
RETAINED EARNINGS: Filing Date                   (10,923,843)     (10,923,843)     (10,923,843)     (10,923,843)     (10,923,843)
RETAINED EARNINGS: Post Filing Date                       --         (174,530)     (16,201,355)      (9,653,382)      (6,810,490)
                                                 -----------      -----------      -----------      -----------      -----------
TOTAL OWNER'S EQUITY (NET WORTH)                  (9,241,311)      (9,415,842)     (25,442,666)     (18,894,693)     (16,051,801)
                                                 -----------      -----------      -----------      -----------      -----------
TOTAL LIABILITIES & OWNER'S EQUITY                22,998,856       22,104,609        3,777,117        8,063,928        8,737,683
                                                 ===========      ===========      ===========      ===========      ===========

                    * Per Schedules and Statement of Affairs

            MOR-3

CASE NAME:  FIRST VALUE HOMES, INC.                   CASE NUMBER:01-80025-G3-11


                      SCHEDULE OF POST-PETITION LIABILITIES

                                                  MONTH      MONTH        MONTH       MONTH
                                                 JANUARY    FEBRUARY      MARCH       APRIL
                                                 -------    --------      -----       -----
TRADE ACCOUNTS PAYABLE                            87,643     396,147     230,515     257,064
                                                 -------     -------     -------     -------
TAX PAYABLE
     Federal Payroll Taxes                        10,805      58,000      78,314      81,715
     State Payroll & Sales                            --          --          --          --
     Ad Valorem Taxes                                 --          --          --          --
     Other Taxes                                      --          --          --          --
                                                 -------     -------     -------     -------
TOTAL TAXES PAYABLE                               10,805      58,000      78,314      81,715
                                                 =======     =======     =======     =======
SECURED DEBT POST-PETITION                        80,593      80,593      80,593          --
ACCRUED INTEREST PAYABLE                              --          --          --          --
* ACCRUED PROFESSIONAL FEES                           --          --          --          --
OTHER ACCRUED LIABILITIES:                                        --
     1. INTERCOMPANY                                  --     167,099     148,568      77,683
     2.                                               --          --          --
     3.                                               --          --          --
                                                 -------     -------     -------     -------
TOTAL POST-PETITION LIABILITIES (MOR-3)          179,041     701,839     537,990     416,462
                                                 =======     =======     =======     =======

* Payment Requires Court Approval.

         MOR-4

CASE NAME: FIRST VALUE HOMES, INC.                  CASE NUMBER: 01-80025-G3-11


                       AGING OF POST-PETITION LIABILITIES
                                 MONTH OF APRIL

                                                                                        AD-VALOREM,
 DAYS                TOTAL           TRADE ACCTS         FED TAXES       STATE TAXES    OTHER TAXES        OTHER
 ----                -----           -----------         ---------       -----------    -----------       -------
 0-30              416,462             257,064             81,715                --              --        77,683
31-60                   --
61-90                   --
91 +                    --
TOTAL              416,462             257,064             81,715                --              --        77,683


                          AGING OF ACCOUNTS RECEIVABLE

         MONTH                  JANUARY              FEBRUARY                MARCH                APRIL
         -----                  -------              --------                -----                -----
0-30 DAYS                            --                    --                    --                   --
31-60 DAYS                           --                    --                    --                   --
61-90 DAYS                           --                    --                    --                   --
91 + DAYS                       803,621               153,822               117,099              150,512
TOTAL                           803,621               153,822               117,099              150,512

         MOR-5

CASE NAME: FIRST VALUE HOMES, INC.                  CASE NUMBER: 01-80025-G3-11


                           STATEMENT OF INCOME (LOSS)

           MONTH                          JANUARY          FEBRUARY             MARCH              APRIL       FILING TO DATE
           -----                         --------        -----------          ---------          ---------     --------------
REVENUES (MOR-1)                          546,724          1,125,516          1,076,709            886,557          3,635,506
TOTAL COST OF REVENUES                    692,934          1,302,177          1,208,730          1,521,774          4,725,615
GROSS PROFIT                             (146,210)          (176,661)          (132,021)          (635,217)        (1,090,109)
OPERATING EXPENSES:
       Selling & Marketing                (17,935)            58,851            537,700            520,762          1,099,378
       General & Administrative             9,632            742,652             50,338             78,637            881,260
       Insiders Compensation                   --             25,846             34,080             15,302             75,229
       Impairment of Assets                    --         16,497,946         (8,998,306)        (4,092,810)         3,406,829
       Professional Fees                       --                 --                 --                 --
       Other (attach list)                     --                 --                 --                                    --
                                         --------        -----------          ---------          ---------         ----------
TOTAL OPERATING EXPENSES                   (8,303)        17,325,295         (8,376,188)        (3,478,109)         5,462,696
                                         ========        ===========          =========          =========         ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)      (137,907)       (17,501,956)         8,244,167          2,842,892         (6,552,805)
                                         ========        ===========          =========          =========         ==========
INTEREST EXPENSE                           67,037            (66,100)                --                 --                938
DEPRECIATION                              123,310                 --            137,879                 --            261,189
OTHER (INCOME) EXPENSE *                     (875)            (3,567)                --                 --             (4,442)
OTHER ITEMS **                                 --                                                       --                 --
                                         --------        -----------          ---------          ---------         ----------
TOTAL INT, DEPR & OTHER ITEMS             189,472            (69,666)           137,879                 --            257,685
                                         --------        -----------          ---------          ---------         ----------
NET INCOME BEFORE TAXES                  (327,379)       (17,432,290)         8,106,288          2,842,892         (6,810,490)
                                         ========        ===========          =========          =========         ==========
FEDERAL INCOME TAXES                      152,849                                                                     152,849
                                         --------        -----------          ---------          ---------         ----------
NET INCOME (LOSS) (MOR-1)                (174,530)       (17,432,290)         8,106,288          2,842,892         (6,657,641)
                                         ========        ===========          =========          =========         ==========

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

        MOR-6

CASE NAME:  FIRST VALUE HOMES, INC.                 CASE NUMBER: 01-80025-G3-11


                                                     MONTH           MONTH              MONTH            MONTH           FILING TO
CASH RECEIPTS AND DISBURSEMENTS                     JANUARY         FEBRUARY            MARCH            APRIL              DATE
-------------------------------                    ---------        --------          ---------        ---------         ---------
  1.  CASH - BEGINNING OF MONTH                     959,262            60,050            20,730          460,784           959,262
RECEIPTS:
  2.  CASH SALES                                    352,188         1,145,758         2,100,267        1,709,657         5,307,870
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                 643           505,198            14,319               --           520,159
  4.  LOANS & ADVANCES (ATTACH LIST)                     --                --                                 --                --
  5.  SALE OF ASSETS                                     --                --           250,000               --           250,000
  6.  INTERCOMPANY                                       --            11,844                --               --            11,844
                                                  ---------         ---------         ---------        ---------         ---------
TOTAL RECEIPTS                                      352,831         1,662,800         2,364,586        1,709,657         6,089,873
                                                  =========         =========         =========        =========         =========
(Withdrawal) Contribution By Individual
Debtor Mfr-2*
DISBURSEMENTS:
  7.  NET PAYROLL                                    78,149                --                --               --            78,149
  8.  PAYROLL TAXES PAID                                 --                --                --               --                --
  9.  SALES, USE & OTHER TAXES PAID                      --               360               180              250               790
 10.  SECURED / RENTAL / LEASES                          --           862,108           371,216        1,198,912         2,432,236
 11.  UTILITIES                                       2,161             2,889            61,791           36,000           102,841
 12.  INSURANCE                                       8,970                85            46,311               --            55,366
 13.  INVENTORY PURCHASES                               --                --           870,944          591,107         1,462,050
 14.  VEHICLE EXPENSES                               2,532             3,700             2,926            3,500            12,657
 15.  TRAVEL ENTERTAINMENT                              886               860             2,138              810             4,695
 16.  REPAIRS, MAINTENANCE & SUPPLIES                 1,495             3,606            26,691            1,500            33,292
 17.  ADMINISTRATIVE & SELLING                      256,488           509,934                --               --           766,422
 18.  INTERCOMPANY                                  901,361           318,578           542,334            9,577         1,771,850
 19.  OTHER (ATTACH LIST)                                --                                                                     --
                                                  ---------         ---------         ---------        ---------         ---------
TOTAL DISBURSEMENTS FROM OPERATIONS               1,252,043         1,702,120         1,924,531        1,841,656         6,720,349
                                                  =========         =========         =========        =========         =========
 20.  PROFESSIONAL FEES                                  --                                                                     --
 21.  U.S. TRUSTEE FEES                                  --                                                                     --
 22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)        --                                                                     --
                                                  ---------         ---------         ---------        ---------         ---------
TOTAL DISBURSEMENTS                               1,252,043         1,702,120         1,924,531        1,841,656         6,720,349
                                                  =========         =========         =========        =========         =========
 23.  NET CASH FLOW                                (899,212)          (39,320)          440,055         (131,999)         (630,476)
                                                  ---------         ---------         ---------        ---------         ---------
 24.  CASH - END OF MONTH (MOR-2)                    60,050            20,730           460,784          328,786           328,786
                                                  =========         =========         =========        =========         =========

                     * applies to Individual debtor's only.

        MOR-7

CASE NAME: FIRST VALUE HOMES, INC.                  CASE NUMBER: 01-80025-G3-11


                           CASH ACCOUNT RECONCILIATION
                               MONTH OF APRIL 2001



BANK NAME                       Bank of America  Bank of America  First Union    First Union
---------                       ---------------  ---------------  -----------  ---------------
ACCOUNT NUMBER                  # 3755500056       # 658753793    # 17765056   # 2070660264971

ACCOUNT TYPE                      OPERATING         OPERATING     CHECKING        OPERATING
------------                      ---------         ---------     --------        ---------
BANK BALANCE                        328,786                --           --               --
DEPOSIT IN TRANSIT                       --                --           --               --
OUTSTANDING CHECKS                       --                --           --               --
ADJUSTED BANK BALANCE               328,786                --           --               --
                                 ----------             -----        -----            -----
BEGINNING CASH - PER BOOKS          460,784                --           --               --
                                 ==========             =====        =====            =====
RECEIPTS                          1,709,657                --           --               --
TRANSFERS BETWEEN ACCOUNTS           (9,577)               --           --               --
(WITHDRAWAL) CONTRIBUTION - BY
INDIVIDUAL DEBTOR MFR-2                  --                --           --               --
CHECKS / OTHER DISBURSEMENTS     (1,832,078)               --           --               --
                                 ----------             -----        -----            -----
ENDING CASH - PER BOOKS             328,786                --           --               --
                                 ==========             =====        =====            =====

BANK NAME                       First Union  First Union  Petty Cash
---------                       -----------  -----------  ----------
ACCOUNT NUMBER                  # 699969     # 1191495

ACCOUNT TYPE                    CHECKING     OPERATING   OTHER FUNDS      TOTAL
------------                    --------     ---------   -----------   ----------
BANK BALANCE                          --            --            --      328,786
DEPOSIT IN TRANSIT                    --            --            --           --
OUTSTANDING CHECKS                    --            --            --           --
                                   -----         -----         -----   ----------
ADJUSTED BANK BALANCE                 --            --            --      328,786
                                   =====         =====         =====   ==========
BEGINNING CASH - PER BOOKS            --            --            --      460,784
RECEIPTS                              --            --            --    1,709,657
TRANSFERS BETWEEN ACCOUNTS            --            --            --       (9,577)
(WITHDRAWAL) CONTRIBUTION - BY
INDIVIDUAL DEBTOR MFR-2               --            --            --           --
CHECKS / OTHER DISBURSEMENTS          --            --            --   (1,832,078)
                                   -----         -----         -----   ----------
ENDING CASH - PER BOOKS               --            --            --      328,786
                                   =====         =====         =====   ==========

                 MOR-8

CASE NAME: FIRST VALUE HOMES, INC.                   CASE NUMBER: 01-80025-G3-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND THE PROFESSIONALS.

ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (e.g., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                           MONTH       MONTH       MONTH       MONTH
   INSIDERS: NAME/POSITION/COMP TYPE                      JANUARY     FEBRUARY     MARCH       APRIL       MONTH       MONTH
   ---------------------------------                     ---------   ---------   ---------   ---------    --------   --------
1. Dennis L. Jones/President                                    --          --          --          --          --         --
2. Charles N. Carney, Jr./Vice President, Director              --          --          --          --          --         --
3. Vanessa T. Hayes/Vice President                        3,634.59    4,846.12    6,057.65    4,846.12          --         --
4. Stephen P. Payne/Vice President                        4,500.00    6,000.00    9,252.46    4,100.00          --         --
5. Craig A. Reynolds/CFO, Asst Secretary, Director              --          --          --          --          --         --
6. Kristi E. Gross/Assistant Secretary                          --          --          --          --          --         --
7. Vicki Craig/Assistant Secretary                        2,596.14    3,461.52    4,346.98    3,471.56          --         --
8. Ronald H. Krueger/VP Treasurer                         8,654.00   11,538.48   14,423.10    2,884.62          --         --
                                                         ---------   ---------   ---------   ---------    --------   --------
TOTAL INSIDERS (MOR-1)                                   19,384.73   25,846.12   34,080.19   15,302.30          --         --
                                                         =========   =========   =========   =========    ========   ========

                                        MONTH           MONTH              MONTH            MONTH
    PROFESSIONALS/NAME/ORDER DATE      JANUARY         FEBRUARY            MARCH            APRIL            MONTH            MONTH
    -----------------------------      -------         --------            -----            -----            -----            -----
1.                                          --               --               --               --               --               --
2.                                          --               --               --               --               --               --
3.                                          --               --               --               --               --               --
4.                                          --               --               --               --               --               --
5.                                          --               --               --               --               --               --
6.                                          --               --               --               --               --               --
                                       -------         --------            -----            -----            -----            -----
TOTAL PROFESSIONALS (MOR-1)                 --               --               --               --               --               --
                                       =======         ========            =====            =====            =====            =====

            MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: GOLD MEDAL HOMES, INC.            PETITION DATE: JANUARY 11, 2001

                                                            CASE NUMBER: 01-80027-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  APRIL  YEAR  2001
                                            -----        ----

                       MONTH                    JANUARY      FEBRUARY         MARCH         APRIL
                       -----                    -------      --------         -----         -----
REVENUES (MOR-6)                                     --            --            --            --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)               --    (2,636,288)       (3,642)      106,234
NET INCOME (LOSS) (MOR-6)                        (3,308)   (2,649,927)       (3,642)      106,234
PAYMENTS TO INSIDERS (MOR-9)                         --            --            --            --
PAYMENTS TO PROFESSIONALS (MOR-9)                    --            --            --            --
TOTAL DISBURSEMENTS (MOR-8)                       5,782            --            30         5,131

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and A COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

            REQUIRED INSURANCE MAINTAINED
                AS OF SIGNATURE DATE

                                                            EXP.
                                                            DATE
                                                            ----
CASUALTY                       YES (X)  NO ( )            06/30/02

LIABILITY                      YES (X)  NO ( )            06/30/02

VEHICLE                        YES (X)  NO ( )            06/30/02
WORKER'S                       YES (X)  NO ( )            03/27/02
OTHER - DIRECTOR/OFFICER       YES (X)  NO ( )            01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Wahrlich, P.C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                                      CIRCLE ONE

Are all accounts receivable being collected within terms?                             [YES]    NO

Are all posted-petition liabilities, including taxes, being paid within terms?        [YES]    NO

Have any pre-petition liabilities been paid?                                          [YES]    NO
If so, describe.  PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS
OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND COMPENSATION
SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                        [YES]    NO

Were any assets disposed of outside the normal course of business?                    [YES]    NO
If so, describe. PROPERTY, PLANT & EQUIPMENT AND OTHER ASSET SALES
MADE PURSUANT TO VARIOUS COURT ORDERS AUTHORIZING SUCH ASSET SALES.

Are all U.S. Trustee Quarterly Fee Payments current?                                  [YES]    NO

What is the status of your Plan of Reorganization?  DISCLOSURE STATEMENT AND
PROPOSED PLAN APPROVED FOR MAILING ON JUNE 18, 2001. MAILING COMMENCED ON
JUNE 26, 2001.

                             I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.



                             SIGNED   /s/ CRAIG A. REYNOLDS
                                   --------------------------------------------

                             TITLE   Vice President of Finance
                                   --------------------------------------------

         MOR-1

CASE NAME: GOLD MEDAL HOMES, INC.                    CASE NUMBER: 01-80027-G3-11

                           COMPARATIVE BALANCE SHEETS

                                                             MONTH         MONTH         MONTH          MONTH
          ASSETS                           FILING DATE*     JANUARY       FEBRUARY       MARCH          APRIL
          ------                          -------------    ----------    ----------    ----------    ----------
CURRENT ASSETS
    Cash                                          5,782            --            --        23,970        18,839
    Accounts Receivable, Net                         --            --            --            --         5,131
    Inventory: Lower of Cost or Market               --            --            --            --            --
    Prepaid Expenses                             13,674        13,546            --            --            --
    Investments                                      --            --            --            --            --
    Other                                         7,725         7,537            --            --            --
                                          -------------    ----------    ----------    ----------    ----------
TOTAL CURRENT ASSETS                             27,181        21,083            --        23,970        23,970
                                          =============    ==========    ==========    ==========    ==========
PROPERTY, PLANT & EQUIP, @ COST               2,454,613     2,454,613     2,454,613            --            --
Less Accumulated Depreciation                 1,066,501     1,075,903     1,089,542            --            --
Less Impairment of Assets                                                   865,071            --            --
                                          =============    ==========    ==========    ==========    ==========
Net Book Value of PP & E                      1,388,111     1,378,710       500,000            --            --
                                          =============    ==========    ==========    ==========    ==========
OTHER ASSETS:
    1.  Tax Deposits                                 --            --            --            --            --
    2.  Investments in Subs                          --            --            --            --            --
    3.  Deposits                                     --            --            --            --            --
    4.  Interests in Insurance Policies              --            --            --            --            --
    5.  Note Receivable                              --            --            --            --            --
    6.  Intercompany                          1,537,952     1,577,929            --            --       100,031
    7.  Other                                   (36,117)      (36,117)      (36,117)      (36,117)      (36,117)
                                          -------------    ----------    ----------    ----------    ----------
       TOTAL ASSETS                           2,917,127     2,941,604       463,883       (12,148)       87,883
                                          =============    ==========    ==========    ==========    ==========

                    * Per Schedules and Statement of Affairs

         MOR-2

CASE NAME:  GOLD MEDAL HOMES, INC.               CASE NUMBER:   01-80027-G3-11



                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                         MONTH           MONTH           MONTH           MONTH
EQUITY                                      FILING DATE*     JANUARY         FEBRUARY         MARCH           APRIL
---------------------                      -------------   ------------    ------------    ------------    ------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                            31,945           1,945           6,203              --
                                           ------------    ------------    ------------    ------------    ------------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                  484,938         486,560         486,560           3,456           3,456
       Priority Debt                              5,782              --              --              --              --
       Federal Income Tax                            --              --              --              --              --
       FICA/Withholding                              --              --              --              --              --
       Unsecured Debt                               900             900              --              --              --
       Intercompany                                  --              --         203,106         209,564         209,564
                                           ------------    ------------    ------------    ------------    ------------
   TOTAL PRE-PETITION LIABILITIES               491,620         487,460         689,666         213,020         213,020
                                           ------------    ------------    ------------    ------------    ------------
TOTAL LIABILITIES                               491,620         519,405         691,611         219,223         213,020
                                           ============    ============    ============    ============    ============
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                               --              --
       Common Stock                           1,400,000       1,400,000       1,400,000       1,400,000       1,400,000
ADDITIONAL PAID-IN CAPITAL                           --              --              --              --              --
PARTNERS DISTRIBUTIONS                         (158,719)       (158,719)       (158,719)       (158,719)       (158,719)
RETAINED EARNINGS: Filing Date                1,184,226       1,184,226       1,184,226       1,184,226       1,184,226
RETAINED EARNINGS: Post Filing Date                  --          (3,308)     (2,653,235)     (2,656,877)     (2,550,643)
                                           ------------    ------------    ------------    ------------    ------------
TOTAL OWNER'S EQUITY (NET WORTH)              2,425,507       2,422,199        (227,728)       (231,370)       (125,136)
                                           ------------    ------------    ------------    ------------    ------------
TOTAL LIABILITIES & OWNER'S EQUITY            2,917,127       2,941,604         463,883         (12,148)         87,883
                                           ============    ============    ============    ============    ============



                    * Per Schedules and Statement of Affairs

         MOR-3

CASE NAME:  GOLD MEDAL HOMES, INC.                CASE NUMBER:  01-80027-G3-11




                      SCHEDULE OF POST-PETITION LIABILITIES

                                                        MONTH          MONTH          MONTH          MONTH
                                                       JANUARY        FEBRUARY        MARCH          APRIL
                                                     ------------   ------------   ------------   ------------
TRADE ACCOUNTS PAYABLE                                         --             --             --             --
                                                     ------------   ------------   ------------   ------------
TAX PAYABLE
     Federal Payroll Taxes                                     --             --             --             --
     State Payroll & Sales                                     --             --             --             --
     Ad Valorem Taxes                                          --             --             --             --
     Other Taxes                                               --             --             --             --
                                                     ------------   ------------   ------------   ------------
TOTAL TAXES PAYABLE                                            --             --             --             --
                                                     ============   ============   ============   ============
SECURED DEBT POST-PETITION                                     --             --             --             --
ACCRUED INTEREST PAYABLE                                       --             --             --             --
* ACCRUED PROFESSIONAL FEES                                    --             --             --             --
OTHER ACCRUED LIABILITIES:
     1. Intercompany                                       31,945          1,945          6,203             --
     2                                                         --             --             --             --
     3                                                         --             --             --             --
                                                     ------------   ------------   ------------   ------------
TOTAL POST-PETITION LIABILITIES (MOR-3)                    31,945          1,945          6,203             --
                                                     ============   ============   ============   ============

* Payment Requires Court Approval.

         MOR-4

CASE NAME:  GOLD MEDAL HOMES, INC.                CASE NUMBER:  01-80027-G3-11




                       AGING OF POST-PETITION LIABILITIES
                                 MONTH OF APRIL


                                                                        AD-VALOREM,
  DAYS        TOTAL       TRADE ACCTS      FED TAXES     STATE TAXES    OTHER TAXES      OTHER
--------   ------------   ------------   ------------   ------------   ------------   ------------
 0-30                --             --             --             --             --             --
31-60                --
61-90                --
91 +                 --
TOTAL                --             --             --             --             --             --



                          AGING OF ACCOUNTS RECEIVABLE


 MONTH              JANUARY        FEBRUARY       MARCH           APRIL
 -----            ------------   ------------   ------------   ------------
 0-30 DAYS                  --             --             --          5,131
31-60 DAYS                  --             --             --
61-90 DAYS                  --             --             --
91 +  DAYS                  --             --             --
TOTAL                       --             --             --          5,131

         MOR-5

CASE NAME:  GOLD MEDAL HOMES, INC.                  CASE NUMBER:01-80027-G3-11




                           STATEMENT OF INCOME (LOSS)


      MONTH                                  JANUARY       FEBRUARY        MARCH           APRIL      FILING TO DATE
      -----                                -----------    -----------    -----------    -----------   --------------
REVENUES (MOR-1)                                    --             --             --             --             --
TOTAL COST OF REVENUES                              --             --             --             --             --
GROSS PROFIT                                        --             --             --             --             --
OPERATING EXPENSES:
       Selling & Marketing                          --             --             --             --             --
       General & Administrative                     --             --             30             --             30
       Insiders Compensation                        --             --             --             --             --
       Professional Fees                            --             --             --             --             --
       Impairment of Assets                         --      2,636,288          3,612             --      2,639,900
       Other (attach list)                          --             --             --       (106,234)      (106,234)
                                           -----------    -----------    -----------    -----------    -----------
TOTAL OPERATING EXPENSES                            --      2,636,288          3,642       (106,234)     2,533,696
                                           ===========    ===========    ===========    ===========    ===========
INCOME BEFORE INT, DEPR/TAX (MOR-1)                 --     (2,636,288)        (3,642)       106,234     (2,533,696)
                                           ===========    ===========    ===========    ===========    ===========
INTEREST EXPENSE                                 3,308             --             --             --          3,308
DEPRECIATION                                        --         13,639             --             --         13,639
OTHER (INCOME) EXPENSE *                            --             --             --             --             --
OTHER ITEMS **                                      --             --             --             --             --
                                           -----------    -----------    -----------    -----------    -----------
TOTAL INT, DEPR & OTHER ITEMS                    3,308         13,639             --             --         16,947
                                           -----------    -----------    -----------    -----------    -----------
NET INCOME BEFORE TAXES                         (3,308)    (2,649,927)        (3,642)       106,234     (2,550,643)
                                           ===========    ===========    ===========    ===========    ===========
FEDERAL INCOME TAXES                                --                                                          --
                                           -----------    -----------    -----------    -----------    -----------
NET INCOME (LOSS) (MOR-1)                       (3,308)    (2,649,927)        (3,642)       106,234     (2,550,643)
                                           ===========    ===========    ===========    ===========    ===========

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote


         MOR-6

CASE NAME:  GOLD MEDAL HOMES, INC.                CASE NUMBER:  01-80027-G3-11



                                                           MONTH           MONTH          MONTH          MONTH          FILING TO
CASH RECEIPTS AND DISBURSEMENTS                           JANUARY         FEBRUARY        MARCH          APRIL            DATE
-------------------------------                         ------------    ------------   ------------   ------------    ------------
 1.  CASH - BEGINNING OF MONTH                                 5,782              --             --         23,970           5,782
                                                        ------------    ------------   ------------   ------------    ------------
RECEIPTS:
 2.  CASH SALES                                                   --              --             --             --              --
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                            --              --             --             --              --
 4.  LOANS & ADVANCES (ATTACH LIST)                               --              --             --             --              --
 5.  SALE OF ASSETS                                               --              --         14,683             --          14,683
 6.  INTERCOMPANY                                                 --              --          9,317             --           9,317
                                                        ------------    ------------   ------------   ------------    ------------
TOTAL RECEIPTS                                                    --              --         24,000             --          24,000
                                                        ============    ============   ============   ============    ============
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 7.  NET PAYROLL                                               5,782              --             --             --           5,782
 8.  PAYROLL TAXES PAID                                           --              --             --             --              --
 9.  SALES, USE & OTHER TAXES PAID                                --              --             --             --              --
10.  SECURED / RENTAL / LEASES                                    --              --             --             --              --
11.  UTILITIES                                                    --              --             --             --              --
12.  INSURANCE                                                    --              --             --             --              --
13.  INVENTORY PURCHASES                                          --              --             --             --              --
14.  VEHICLE EXPENSES                                             --              --             --             --              --
15.  TRAVEL ENTERTAINMENT                                         --              --             --             --              --
16.  REPAIRS, MAINTENANCE & SUPPLIES                              --              --             --             --              --
17.  ADMINISTRATIVE & SELLING                                     --              --             30             --              30
18.  OTHER (ATTACH LIST)                                          --              --             --          5,131           5,131
                                                        ------------    ------------   ------------   ------------    ------------
TOTAL DISBURSEMENTS FROM OPERATIONS                            5,782              --             30          5,131          10,942
                                                        ============    ============   ============   ============    ============
19.  PROFESSIONAL FEES                                            --              --             --             --              --
20.  U.S. TRUSTEE FEES                                            --              --             --             --              --
21.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                  --              --             --             --              --
                                                        ------------    ------------   ------------   ------------    ------------
TOTAL DISBURSEMENTS                                            5,782              --             30          5,131          10,942
                                                        ============    ============   ============   ============    ============
22.  NET CASH FLOW                                            (5,782)             --         23,970         (5,131)         13,058
                                                        ------------    ------------   ------------   ------------    ------------
23.  CASH - END OF MONTH (MOR-2)                                  --              --         23,970         18,839          18,839
                                                        ============    ============   ============   ============    ============


                     * applies to Individual debtor's only.


         MOR-7

CASE NAME:  GOLD MEDAL HOMES, INC.                CASE NUMBER:  01-80027-G3-11




                           CASH ACCOUNT RECONCILIATION
                               MONTH OF APRIL 2001


BANK NAME                                         Bank of America   First Charter
---------                                         ---------------   -------------
ACCOUNT NUMBER                                     # 3755500069

ACCOUNT TYPE                                         OPERATING                                                        TOTAL
--------------                                      ------------                                                  ------------
BANK BALANCE                                              18,839              --                                        18,839
DEPOSIT IN TRANSIT                                            --              --                                            --
OUTSTANDING CHECKS                                            --              --                                            --
                                                    ------------    ------------   ------------    ------------   ------------
ADJUSTED BANK BALANCE                                     18,839              --             --              --         18,839
                                                    ============    ============   ============    ============   ============
BEGINNING CASH - PER BOOKS                                23,970              --                                        23,970
RECEIPTS                                                      --              --                                            --
TRANSFERS BETWEEN ACCOUNTS                                    --              --                                            --

(WITHDRAWAL) CONTRIBUTION - BY
  INDIVIDUAL DEBTOR MFR-2                                     --              --                                            --

CHECKS / OTHER DISBURSEMENTS                              (5,131)             --                                        (5,131)
                                                    ------------    ------------   ------------    ------------   ------------
ENDING CASH - PER BOOKS                                   18,839              --             --              --         18,839
                                                    ============    ============   ============    ============   ============



         MOR-8

CASE NAME:  GOLD MEDAL HOMES, INC.                CASE NUMBER:  01-80027-G3-11




                          PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS.

ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (e.g., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                   MONTH       MONTH       MONTH       MONTH
    INSIDERS: NAME/POSITION/COMP TYPE             JANUARY     FEBRUARY     MARCH       APRIL
    ---------------------------------            ---------   ---------   ---------   ---------
1. Dennis L. Jones/President                            --          --          --          --
2. Ronald McCaslin/Vice President, Director             --          --          --          --
3. Craig A. Reynolds/Secretary, Director                --          --          --          --
4. Kristi E. Gross/Assistant Secretary                  --          --          --          --
5. Steve Purdy/Assistant Secretary                      --          --          --          --
6.                                                      --          --          --          --
                                                 ---------   ---------   ---------   ---------
TOTAL INSIDERS (MOR-1)                                  --          --          --          --
                                                 =========   =========   =========   =========


                                           MONTH         MONTH          MONTH          MONTH
   PROFESSIONALS/NAME/ORDER DATE          JANUARY       FEBRUARY        MARCH          APRIL
   -----------------------------       ------------   ------------   ------------   ------------
1.                                               --             --             --             --
2.                                               --             --             --             --
3.                                               --             --             --             --
4.                                               --             --             --             --
5.                                               --             --             --             --
6.                                               --             --             --             --
                                       ------------   ------------   ------------   ------------
TOTAL PROFESSIONALS (MOR-1)                      --             --             --             --
                                       ============   ============   ============   ============


         MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: GOLD MEDAL HOMES N.C., INC.          PETITION DATE: JANUARY 11, 2001

                                                               CASE NUMBER: 01-80026-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  APRIL  YEAR  2001
                                            -----        ----

               MONTH                          JANUARY         FEBRUARY           MARCH           APRIL
               -----                          -------         --------           -----           -----
REVENUES (MOR-6)                              635,470           714,317          18,667              --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)         62,900        (3,583,964)       (320,572)        (20,756)
NET INCOME (LOSS) (MOR-6)                      32,798        (3,583,964)       (320,572)        (20,756)
PAYMENTS TO INSIDERS (MOR-9)                       --                --              --              --
PAYMENTS TO PROFESSIONALS (MOR-9)                  --                --              --              --
TOTAL DISBURSEMENTS (MOR-8)                    42,226            43,565          14,409          68,297

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

              REQUIRED INSURANCE MAINTAINED
                  AS OF SIGNATURE DATE

                                                   EXP.
                                                   DATE
                                                   ----
CASUALTY                     YES (X)  NO ( )     06/30/02
LIABILITY                    YES (X)  NO ( )     06/30/02
VEHICLE                      YES (X)  NO ( )     06/30/02
WORKER'S                     YES (X)  NO ( )     03/27/02
OTHER - DIRECTOR/OFFICER     YES (X)  NO ( )     01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Wahrlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP: Houston, TX 77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                                  CIRCLE ONE
Are all accounts receivable being collected within terms?                           YES   [NO]

Are all posted-petition liabilities, including taxes, being paid within terms?     [YES]   NO

Have any pre-petition liabilities been paid?                                       [YES]   NO
If so, describe. PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS
OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND COMPENSATION
SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                     [YES]   NO

Were any assets disposed of outside the normal course of business?                 [YES]   NO
If so, describe.  PROPERTY, PLANT & EQUIPMENT AND OTHER ASSET
SALES MADE PURSUANT TO VARIOUS COURT ORDERS AUTHORIZING SUCH
ASSET SALES.

Are all U.S. Trustee Quarterly Fee Payments current?                               [YES]   NO

What is the status of your Plan of Reorganization? DISCLOSURE
STATEMENT AND PROPOSED PLAN APPROVED FOR MAILING ON JUNE 18, 2001.
MAILING COMMENCED ON JUNE 26, 2001.

                           I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                           SIGNED /s/ CRAIG A. REYNOLDS
                                 ----------------------------------------------
                           TITLE Vice President of Finance
                                 ----------------------------------------------

         MOR-1

CASE NAME: GOLD MEDAL HOMES N.C., INC.               CASE NUMBER: 01-80026-G3-11

                           COMPARATIVE BALANCE SHEETS

                                                              MONTH          MONTH          MONTH          MONTH
                 ASSETS                     FILING DATE*     JANUARY       FEBRUARY         MARCH          APRIL
                 ------                    -------------    ---------      ---------      ---------      ---------
CURRENT ASSETS
    Cash                                       197,857        145,342        361,331      1,088,175      1,017,567
    Accounts Receivable, Net                 1,062,815      1,520,628        543,051             --         55,075
    Inventory: Lower of Cost or Market       2,420,028      2,189,864             --             --             --
    Prepaid Expenses                            44,153         49,866             --             --             --
    Investments                                     --             --             --             --             --
    Other                                      631,491        621,196        524,292             --             --
                                            ----------     ----------      ---------      ---------      ---------
TOTAL CURRENT ASSETS                         4,356,345      4,526,895      1,428,674      1,088,175      1,072,642
                                            ==========     ==========      =========      =========      =========
PROPERTY, PLANT&EQUIP, @ COST                7,900,109      7,900,109      7,900,109             --             --
Less Accumulated Depreciation                2,072,313      2,121,787      2,121,787             --             --
Less Impairment of Assets                                                    898,323             --             --
                                            ----------     ----------      ---------      ---------      ---------
Net Book Value of PP & E                     5,827,796      5,778,323      4,880,000             --             --
                                            ==========     ==========      =========      =========      =========
OTHER ASSETS:
    1.  Tax Deposits                                --             --             --             --             --
    2.  Investments in Subs                         --             --             --             --             --
    3.  Deposits                                    --             --             --             --             --
    4.  Interests in Insurance Policies             --             --             --             --             --
    5.  Note Receivable                             --             --             --             --             --
    6.  Intercompany                                --             --        165,722         69,446         50,837
                                            ----------     ----------      ---------      ---------      ---------
       TOTAL ASSETS                         10,184,141     10,305,217      6,474,395      1,157,622      1,123,479
                                            ==========     ==========      =========      =========      =========

                      * Per Schedules and Statement of Affairs

         MOR-2

CASE NAME: GOLD MEDAL HOMES N.C., INC.               CASE NUMBER: 01-80026-G3-11

                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                      FILING DATE*       MONTH             MONTH           MONTH            MONTH
EQUITY                                                       JANUARY          FEBRUARY          MARCH            APRIL
---------------------                     -------------     ----------       ----------       ----------       ----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                          192,054          102,983           99,573           40,027
                                                            ----------       ----------       ----------       ----------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured              4,909,217        4,919,906        4,919,906           39,906           39,906
       Priority Debt                           90,755           94,474          107,026           30,286           30,286
       Federal Income Tax                   1,442,612        1,442,612        1,442,612        1,442,612        1,442,612
       FICA/Withholding                            --               --               --               --               --
       Unsecured Debt                       2,865,449        2,816,678        2,828,262        2,767,695        2,767,695
       Intercompany                         4,320,966        4,317,149        4,102,428        4,094,147        4,140,307
       Other                                       --               --               --               --               --
                                           ----------       ----------       ----------       ----------       ----------
   TOTAL PRE-PETITION LIABILITIES          13,628,999       13,590,820       13,400,236        8,374,646        8,420,806
                                           ----------       ----------       ----------       ----------       ----------
TOTAL LIABILITIES                          13,628,999       13,782,874       13,503,218        8,474,219        8,460,833
                                           ==========       ==========       ==========       ==========       ==========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                             --               --
       Common Stock                           500,000          500,000          500,000          500,000          500,000
ADDITIONAL PAID-IN CAPITAL                         --               --               --               --               --
RETAINED EARNINGS: Filing Date             (3,944,859)      (3,944,859)      (3,944,859)      (3,944,859)      (3,944,859)
RETAINED EARNINGS: Post Filing Date                --          (32,798)      (3,583,964)      (3,871,739)      (3,892,495)
                                           ----------       ----------       ----------       ----------       ----------
TOTAL OWNER'S EQUITY (NET WORTH)           (3,444,859)      (3,477,656)      (7,028,823)      (7,316,598)      (7,337,353)
                                           ----------       ----------       ----------       ----------       ----------
TOTAL LIABILITIES & OWNER'S EQUITY         10,184,141       10,305,217        6,474,395        1,157,622        1,123,479
                                           ==========       ==========       ==========       ==========       ==========

                        * Per Schedules and Statement of Affairs

         MOR-3

CASE NAME: GOLD MEDAL HOMES N.C., INC.               CASE NUMBER: 01-80026-G3-11

                      SCHEDULE OF POST-PETITION LIABILITIES

                                              MONTH       MONTH          MONTH        MONTH
                                             JANUARY     FEBRUARY        MARCH        APRIL
                                             -------     --------        ------       ------
TRADE ACCOUNTS PAYABLE                        50,993       63,278        39,434       26,213
                                             -------      -------        ------       ------
TAX PAYABLE
     Federal Payroll Taxes                    16,242       38,460        46,325           --
     State Payroll & Sales                     2,139       14,022            --           --
      Ad Valorem Taxes                            --           --            --           --
     Other Taxes                                  --           --            --           --
                                             -------      -------        ------       ------
TOTAL TAXES PAYABLE                           18,381       52,482        46,325           --
                                             =======      =======        ======       ======
SECURED DEBT POST-PETITION                        --           --            --           --
ACCRUED INTEREST PAYABLE                      10,689       10,689        10,689       10,689
* ACCRUED PROFESSIONAL FEES                       --           --            --           --
OTHER ACCRUED LIABILITIES:
     1. 10 Year Warranty                       1,125        3,125         3,125        3,125
     2. Dealer Freight                         4,942      (10,668)           --           --
     3. Commissions                            2,680      (15,924)           --           --
     4. Intercompany                         103,245           --            --           --
                                             -------      -------        ------       ------
TOTAL POST-PETITION LIABILITIES (MOR-3)      192,054      102,983        99,573       40,027
                                             =======      =======        ======       ======

* Payment Requires Court Approval.

         MOR-4

CASE NAME: GOLD MEDAL HOMES N.C., INC.               CASE NUMBER: 01-80026-G3-11

                       AGING OF POST-PETITION LIABILITIES
                                 MONTH OF APRIL

                                                                     AD-VALOREM,
DAYS          TOTAL     TRADE ACCTS      FED TAXES    STATE TAXES    OTHER TAXES         OTHER
----          ------    -----------      ---------    -----------    -----------         ------
 0-30         40,027         26,213             --             --             --         13,814
31-60             --
61-90             --
 91 +             --
TOTAL         40,027         26,213             --             --             --         13,814

                          AGING OF ACCOUNTS RECEIVABLE

  MONTH         JANUARY       FEBRUARY         MARCH        APRIL
----------     ---------      --------         -----        ------
 0-30 DAYS            --            --            --        55,075
31-60 DAYS            --            --            --            --
61-90 DAYS            --            --            --            --
91 +  DAYS     1,520,628       543,051            --            --
TOTAL          1,520,628       543,051            --        55,075

         MOR-5

CASE NAME: GOLD MEDAL HOMES N.C., INC.               CASE NUMBER: 01-80026-G3-11

                           STATEMENT OF INCOME (LOSS)

           MONTH                          JANUARY       FEBRUARY          MARCH           APRIL      FILING TO DATE
           -----                         ---------     ----------        --------       ---------    --------------
REVENUES (MOR-1)                           635,470        714,317          18,667              --         1,368,453
TOTAL COST OF REVENUES                     478,562        264,913           7,116              --           750,590
GROSS PROFIT                               156,908        449,404          11,551              --           617,863
OPERATING EXPENSES:
       Selling & Marketing                  84,620         25,710          17,410              --           127,741
       General & Administrative              9,388         17,366          34,889         (39,971)           21,671
       Insiders Compensation                    --             --              --              --                --
       Professional Fees                        --             --              --              --                --
       Impairment of Assets                             3,990,292         279,824              --         4,270,116
       Other (attach list)                      --             --              --          60,727            60,727
                                            ------     ----------        --------         -------        ----------

                                            ------     ----------        --------         -------        ----------
TOTAL OPERATING EXPENSES                    94,008      4,033,368         332,123          20,756         4,480,255
                                            ======     ==========        ========         =======        ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)         62,900     (3,583,964)       (320,572)        (20,756)       (3,862,392)
                                            ======     ==========        ========         =======        ==========
INTEREST EXPENSE                            21,378             --              --              --            21,378
DEPRECIATION                                 8,724             --              --              --             8,724
OTHER (INCOME) EXPENSE *                        --
OTHER ITEMS **                                  --
                                            ------     ----------        --------         -------        ----------
TOTAL INT, DEPR & OTHER ITEMS               30,102             --              --              --            30,102
                                            ------     ----------        --------         -------        ----------
NET INCOME BEFORE TAXES                     32,798     (3,583,964)       (320,572)        (20,756)       (3,892,495)
                                            ======     ==========        ========         =======        ==========
FEDERAL INCOME TAXES                            --             --              --              --                --
                                            ------     ----------        --------         -------        ----------
NET INCOME (LOSS) (MOR-1)                   32,798     (3,583,964)       (320,572)        (20,756)       (3,892,495)
                                            ======     ==========        ========         =======        ==========

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

         MOR-6

CASE NAME: GOLD MEDAL HOMES N.C., INC.               CASE NUMBER: 01-80026-G3-11

                                                              MONTH         MONTH          MONTH          MONTH        FILING TO
CASH RECEIPTS AND DISBURSEMENTS                              JANUARY       FEBRUARY        MARCH          APRIL          DATE
-------------------------------                              -------       --------      ---------      ---------      ---------
 1.  CASH - BEGINNING OF MONTH                               197,857        145,342        361,331      1,088,176        197,857
RECEIPTS:
 2.  CASH SALES                                               99,863        768,687        318,887             --      1,187,437
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                            --        163,023             --             --        163,023
 4.  LOANS & ADVANCES (ATTACH LIST)                               --                            --             --             --
 5.  SALE OF ASSETS                                               --                            --             --             --
 6.  INTERCOMPANY                                                 --                       422,367             --        422,367
                                                             -------        -------      ---------      ---------      ---------
TOTAL RECEIPTS                                                99,863        931,710        741,254             --      1,772,827
                                                             =======        =======      =========      =========      =========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 7.  NET PAYROLL                                              42,413             --                            --         42,413
 8.  PAYROLL TAXES PAID                                           --             --                                           --
 9.  SALES, USE & OTHER TAXES PAID                                --             --                                           --
10.  SECURED / RENTAL / LEASES                                    --             --                                           --
11.  UTILITIES                                                    --             --                                           --
12.  INSURANCE                                                    --             --                                           --
13.  INVENTORY PURCHASES                                          --             --         14,409                        14,409
14.  VEHICLE EXPENSES                                             --             --                                           --
15.  TRAVEL ENTERTAINMENT                                         --             --                                           --
16.  REPAIRS, MAINTENANCE & SUPPLIES                              --             --                                           --
17.  ADMINISTRATIVE & SELLING                                     13         43,366                                       43,379
18.  INTERCOMPANY                                            109,953        672,355                         2,312        784,620
19.  OTHER (ATTACH LIST)                                          --                                       68,297         68,297
                                                             -------        -------      ---------      ---------      ---------
TOTAL DISBURSEMENTS FROM OPERATIONS                          152,379        715,721         14,409         70,609        953,118
                                                             =======        =======      =========      =========      =========
20.  PROFESSIONAL FEES                                            --                                                          --
21.  U.S. TRUSTEE FEES                                            --                                                          --
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                  --                                                          --
                                                             -------        -------      ---------      ---------      ---------
TOTAL DISBURSEMENTS                                          152,379        715,721         14,409         70,609        953,118
                                                             =======        =======      =========      =========      =========
23.  NET CASH FLOW                                           (52,516)       215,989        726,845        (70,609)       819,709
                                                             -------        -------      ---------      ---------      ---------
24.  CASH - END OF MONTH (MOR-2)                             145,342        361,331      1,088,176      1,017,567      1,017,567
                                                             =======        =======      =========      =========      =========

                     * applies to Individual debtor's only.

         MOR-7

CASE NAME: GOLD MEDAL HOMES N.C., INC.               CASE NUMBER: 01-80026-G3-11

                           CASH ACCOUNT RECONCILIATION
                               MONTH OF APRIL 2001

BANK NAME                          Bank of America        BB&T           BB&T        First Union    Bank of America
---------                          ---------------   ------------    ------------    -----------    ---------------
ACCOUNT NUMBER                       # 3755500302    # 5213163444    # 5213163444

ACCOUNT TYPE                          OPERATING         PAYROLL       OPERATING       OPERATING       INVESTMENTS        TOTAL
------------                          ---------         -------       ---------       ---------       -----------      ---------
BANK BALANCE                            120,389              --              --          68,297           897,178      1,085,864
DEPOSIT IN TRANSIT                           --              --              --              --                --             --
OUTSTANDING CHECKS                           --              --              --              --                --             --
                                      ---------           -----           -----         -------           -------      ---------
ADJUSTED BANK BALANCE                   120,389              --              --          68,297           897,178      1,085,864
                                      =========           =====           =====         =======           =======      =========
BEGINNING CASH - PER BOOKS            1,019,879              --              --          68,297                --      1,088,176
RECEIPTS                                     --              --              --              --                --             --
TRANSFERS BETWEEN ACCOUNTS             (899,490)             --              --              --           897,178         (2,312)
(WITHDRAWAL) CONTRIBUTION - BY
  INDIVIDUAL DEBTOR MFR-2                    --              --              --              --                --             --
CHECKS / OTHER DISBURSEMENTS                 --              --              --         (68,297)               --        (68,297)
                                      ---------           -----           -----         -------           -------      ---------
ENDING CASH - PER BOOKS                 120,389              --              --              --           897,178      1,017,567
                                      =========           =====           =====         =======           =======      =========

         MOR-8

CASE NAME: GOLD MEDAL HOMES N.C., INC.               CASE NUMBER: 01-80026-G3-11


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS.

ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (e.g., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                 MONTH      MONTH         MONTH       MONTH
   INSIDERS: NAME/POSITION/COMP TYPE            JANUARY    FEBRUARY       MARCH       APRIL
   ---------------------------------            -------    --------       -----       -----
1. Dennis L. Jones/President                         --          --          --          --
2. Ronald McCaslin/Vice President, Director          --          --          --          --
3. Craig A. Reynolds/Secretary, Director             --          --          --          --
4. Kristi E. Gross/Assistant Secretary               --          --          --          --
5. Steve Purdy/Assistant Secretary                   --          --          --          --
6.                                                   --          --          --          --
                                                  -----       -----       -----       -----
TOTAL INSIDERS (MOR-1)                               --          --          --          --
                                                  =====       =====       =====       =====

                                                 MONTH      MONTH         MONTH       MONTH
PROFESSIONALS/NAME/ORDER DATE                   JANUARY    FEBRUARY       MARCH       APRIL
-----------------------------                   -------    --------       -----       -----
1.                                                   --          --          --          --
2.                                                   --          --          --          --
3.                                                   --          --          --          --
4.                                                   --          --          --          --
5.                                                   --          --          --          --
6.                                                   --          --          --          --
                                                  -----       -----       -----       -----
TOTAL PROFESSIONALS (MOR-1)                          --          --          --          --
                                                  =====       =====       =====       =====

         MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: HSTR GENERAL HOLDINGS, INC.              PETITION DATE: JANUARY 11, 2001

                                                                   CASE NUMBER: 01-80028-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  APRIL  YEAR  2001
                                            -----        ----

                MONTH                            JANUARY      FEBRUARY      MARCH        APRIL
                -----                            -------      --------      -----        -----
REVENUES (MOR-6)                                      --            --         --           --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)                --            --         --           --
NET INCOME (LOSS) (MOR-6)                             --            --         --           --
PAYMENTS TO INSIDERS (MOR-9)                          --            --         --           --
PAYMENTS TO PROFESSIONALS (MOR-9)                     --            --         --           --
TOTAL DISBURSEMENTS (MOR-8)                           --            --         --           --

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

             REQUIRED INSURANCE MAINTAINED
                  AS OF SIGNATURE DATE

                                                   EXP.
                                                   DATE
                                                   ----
CASUALTY                     YES (X)  NO ( )     06/30/02
LIABILITY                    YES (X)  NO ( )     06/30/02
VEHICLE                      YES (X)  NO ( )     06/30/02
WORKER'S                     YES (X)  NO ( )     03/27/02
OTHER - DIRECTOR/OFFICER     YES (X)  NO ( )     01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Wahrlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP: Houston, TX 77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                                      CIRCLE ONE
Are all accounts receivable being collected within terms?                            [YES]   NO

Are all posted-petition liabilities, including taxes, being paid within terms?       [YES]   NO

Have any pre-petition liabilities been paid?                                          YES   [NO]
If so, describe.
                ----------------------------------------------------------------

-------------------------------------------------------------------------------.

Are all funds received being deposited into DIP bank accounts?                       [YES]   NO
Were any assets disposed of outside the normal course of business?                    YES   [NO]
If so, describe.
                ----------------------------------------------------------------

------------------------------------------------------------------.

Are all U.S. Trustee Quarterly Fee Payments current?                                 [YES]   NO

What is the status of your Plan of Reorganization? DISCLOSURE STATEMENT AND
PROPOSED PLAN APPROVED FOR MAILING ON JUNE 18, 2001. MAILING COMMENCED ON JUNE
26, 2001.


                             I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                             SIGNED /s/ CRAIG A. REYNOLDS
                                   ---------------------------------------------

                             TITLE Executive Vice President, CFO
                                   ---------------------------------------------

         MOR-1

CASE NAME: HSTR GENERAL HOLDINGS, INC.               CASE NUMBER: 01-80028-G3-11


                           COMPARATIVE BALANCE SHEETS

                                                          MONTH      MONTH      MONTH      MONTH
                 ASSETS                   FILING DATE*   JANUARY    FEBRUARY    MARCH      APRIL
                 ------                   ------------   --------   --------   --------   --------
CURRENT ASSETS
    Cash                                            --         --         --         --         --
    Accounts Receivable, Net                        --         --         --         --         --
    Inventory: Lower of Cost or Market              --         --         --         --         --
    Prepaid Expenses                                --         --         --         --         --
    Investments                                     --         --         --         --         --
    Other                                           --         --         --         --         --
                                          ------------   --------   --------   --------   --------
TOTAL CURRENT ASSETS                                --         --         --         --         --
                                          ============   ========   ========   ========   ========
PROPERTY, PLANT & EQUIP, @ COST                     --         --         --         --         --
Less Accumulated Depreciation                       --         --         --         --         --
                                          ------------   --------   --------   --------   --------
Net Book Value of PP & E                            --         --         --         --         --
                                          ============   ========   ========   ========   ========
OTHER ASSETS:                                                             --         --         --
    1.  Tax Deposits                                --         --         --         --         --
    2.  Investments in Subs                    155,000    155,000    155,000    155,000    155,000
    3.  Deposits                                    --         --         --         --         --
    4.  Interests in Insurance Policies             --         --         --         --         --
    5.  Note Receivable                             --         --         --         --         --
    6.  Deferred Comp. Plan Assets                  --         --         --         --         --
                                          ------------   --------   --------   --------   --------
       TOTAL ASSETS                            155,000    155,000    155,000    155,000    155,000
                                          ============   ========   ========   ========   ========

                    * Per Schedules and Statement of Affairs
         MOR-2

CASE NAME:  HSTR GENERAL HOLDINGS, INC.          CASE NUMBER:   01-80028-G3-11


                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                          MONTH          MONTH           MONTH           MONTH
EQUITY                                     FILING DATE *      JANUARY        FEBRUARY         MARCH           APRIL
---------------------                      ------------    ------------    ------------    ------------    ------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                                --              --              --              --
                                                           ------------    ------------    ------------    ------------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                       --              --              --              --              --
       Priority Debt                                 --              --              --              --              --
       Federal Income Tax                            --              --              --              --              --
       FICA/Withholding                              --              --              --              --              --
       Unsecured Debt                                --              --              --              --              --
       Intercompany                             281,730         281,730         281,730         281,730         281,730
       Other                                         --              --              --              --              --
                                           ------------    ------------    ------------    ------------    ------------
   TOTAL PRE-PETITION LIABILITIES               281,730         281,730         281,730         281,730         281,730
                                           ------------    ------------    ------------    ------------    ------------
TOTAL LIABILITIES                               281,730         281,730         281,730         281,730         281,730
                                           ============    ============    ============    ============    ============
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                               --              --              --              --              --
       Common Stock                                  --              --              --              --              --
ADDITIONAL PAID-IN CAPITAL                           --              --              --              --              --
RETAINED EARNINGS: Filing Date                 (126,730)       (126,730)       (126,730)       (126,730)       (126,730)
RETAINED EARNINGS: Post Filing Date                  --              --
                                           ------------    ------------    ------------    ------------    ------------
TOTAL OWNER'S EQUITY (NET WORTH)               (126,730)       (126,730)       (126,730)       (126,730)       (126,730)
                                           ------------    ------------    ------------    ------------    ------------
TOTAL LIABILITIES & OWNER'S EQUITY              155,000         155,000         155,000         155,000         155,000
                                           ============    ============    ============    ============    ============


                    * Per Schedules and Statement of Affairs

         MOR-3

CASE NAME:  HSTR GENERAL HOLDINGS, INC.         CASE NUMBER:    01-80028-G3-11




                      SCHEDULE OF POST-PETITION LIABILITIES

                                            MONTH        MONTH         MONTH       MONTH
                                           JANUARY      FEBRUARY       MARCH       APRIL
                                          ----------   ----------   ----------   ----------
TRADE ACCOUNTS PAYABLE                            --           --           --           --
                                          ----------   ----------   ----------   ----------
TAX PAYABLE
     Federal Payroll Taxes                        --           --           --           --
     State Payroll & Sales                        --           --           --           --
     Ad Valorem Taxes                             --           --           --           --
     Other Taxes                                  --           --           --           --
                                          ----------   ----------   ----------   ----------
TOTAL TAXES PAYABLE                               --           --           --           --
                                          ==========   ==========   ==========   ==========
SECURED DEBT POST-PETITION                        --           --           --           --
ACCRUED INTEREST PAYABLE                          --           --           --           --
* ACCRUED PROFESSIONAL FEES                       --           --           --           --
OTHER ACCRUED LIABILITIES:                        --           --           --           --
     1.                                           --           --           --           --
     2.                                           --           --           --           --
     3.                                           --           --           --           --
                                          ----------   ----------   ----------   ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)           --           --           --           --
                                          ==========   ==========   ==========   ==========



* Payment Requires Court Approval.


         MOR-4

CASE NAME:  HSTR GENERAL HOLDINGS, INC.          CASE NUMBER:   01-80028-G3-11




                       AGING OF POST-PETITION LIABILITIES
                                 MONTH OF APRIL

                                                                                                 AD-VALOREM,
            DAYS              TOTAL         TRADE ACCTS       FED TAXES       STATE TAXES        OTHER TAXES         OTHER
            ----              -----         -----------       ---------       -----------        ------------        -----
            0-30                --
           31-60                --
           61-90                --
            91 +                --
           TOTAL                --



                          AGING OF ACCOUNTS RECEIVABLE

     MONTH         JANUARY      FEBRUARY      MARCH         APRIL
---------------   ----------   ----------   ----------   ----------
 0-30 DAYS                --           --           --           --
31-60 DAYS                --           --           --           --
61-90 DAYS                --           --           --           --
91 +  DAYS                --           --           --           --
  TOTAL                   --           --           --           --


         MOR-5

CASE NAME:  HSTR GENERAL HOLDINGS, INC.            CASE NUMBER: 01-80028-G3-11




                           STATEMENT OF INCOME (LOSS)


          MONTH                                    JANUARY        FEBRUARY       MARCH          APRIL      FILING TO DATE
          -----                                 ------------   ------------   ------------   ------------  --------------
REVENUES (MOR-1)                                          --             --             --             --             --
TOTAL COST OF REVENUES                                    --             --             --             --             --
GROSS PROFIT                                              --             --             --             --             --
OPERATING EXPENSES:
       Selling & Marketing                                --             --             --             --             --
       General & Administrative                           --             --             --             --             --
       Insiders Compensation                              --             --             --             --             --
       Professional Fees                                  --             --             --             --             --
       Other (attach list)                                --             --             --             --             --
                                                ------------   ------------   ------------   ------------   ------------
TOTAL OPERATING EXPENSES                                  --             --             --             --             --
                                                ============   ============   ============   ============   ============
INCOME BEFORE INT, DEPR/TAX (MOR-1)                       --             --             --             --             --
                                                ============   ============   ============   ============   ============
INTEREST EXPENSE                                          --             --             --             --             --
DEPRECIATION                                              --             --             --             --             --
OTHER (INCOME) EXPENSE *                                  --             --             --             --             --
OTHER ITEMS **                                            --             --             --             --             --
                                                ------------   ------------   ------------   ------------   ------------
TOTAL INT, DEPR & OTHER ITEMS                             --             --             --             --             --
                                                ------------   ------------   ------------   ------------   ------------
NET INCOME BEFORE TAXES                                   --             --             --             --             --
                                                ============   ============   ============   ============   ============
FEDERAL INCOME TAXES                                      --             --             --             --             --
                                                ------------   ------------   ------------   ------------   ------------
NET INCOME (LOSS) (MOR-1)                                 --             --             --             --             --
                                                ============   ============   ============   ============   ============


    Accrual Accounting Required, Otherwise Footnote With Explanation
*   Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote


         MOR-6

CASE NAME:  HSTR GENERAL HOLDINGS, INC.            CASE NUMBER: 01-80028-G3-11



                                                             MONTH           MONTH         MONTH           MONTH        FILING TO
CASH RECEIPTS AND DISBURSEMENTS                             JANUARY        FEBRUARY        MARCH           APRIL           DATE
-------------------------------                           ------------   ------------   ------------   ------------   ------------
  1.  CASH - BEGINNING OF MONTH                                     --             --             --             --             --
RECEIPTS:
  2.  CASH SALES                                                    --             --             --             --             --
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                             --             --             --             --             --
  4.  LOANS & ADVANCES (ATTACH LIST)                                --             --             --             --             --
  5.  SALE OF ASSETS                                                --             --             --             --             --
  6.  OTHER (ATTACH LIST)                                           --             --             --             --             --
                                                          ------------   ------------   ------------   ------------   ------------
TOTAL RECEIPTS                                                      --             --             --             --             --
                                                          ============   ============   ============   ============   ============
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
  7.  NET PAYROLL                                                   --             --             --             --             --
  8.  PAYROLL TAXES PAID                                            --             --             --             --             --
  9.  SALES, USE & OTHER TAXES PAID                                 --             --             --             --             --
 10.  SECURED / RENTAL / LEASES                                     --             --             --             --             --
 11.  UTILITIES                                                     --             --             --             --             --
 12.  INSURANCE                                                     --             --             --             --             --
 13.  INVENTORY PURCHASES                                           --             --             --             --             --
 14.  VEHICLE EXPENSES                                              --             --             --             --             --
 15.  TRAVEL ENTERTAINMENT                                          --             --             --             --             --
 16.  REPAIRS, MAINTENANCE & SUPPLIES                               --             --             --             --             --
 17.  ADMINISTRATIVE & SELLING                                      --             --             --             --             --
 18.  OTHER (ATTACH LIST)                                           --             --             --             --             --
                                                          ------------   ------------   ------------   ------------   ------------
TOTAL DISBURSEMENTS FROM OPERATIONS                                 --             --             --             --             --
                                                          ============   ============   ============   ============   ============
 19.  PROFESSIONAL FEES                                             --             --             --             --             --
 20.  U.S. TRUSTEE FEES                                             --             --             --             --             --
 21.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                   --             --             --             --             --
                                                          ------------   ------------   ------------   ------------   ------------
TOTAL DISBURSEMENTS                                                 --             --             --             --             --
                                                          ============   ============   ============   ============   ============
 22.  NET CASH FLOW                                                 --             --             --             --             --
                                                          ------------   ------------   ------------   ------------   ------------
 23.  CASH - END OF MONTH (MOR-2)                                   --             --             --             --             --
                                                          ============   ============   ============   ============   ============


                     * applies to Individual debtor's only.


         MOR-7

CASE NAME:  HSTR GENERAL HOLDINGS, INC.          CASE NUMBER:   01-80028-G3-11




                           CASH ACCOUNT RECONCILIATION
                               MONTH OF APRIL 2001

BANK NAME
--------
ACCOUNT NUMBER
ACCOUNT TYPE                                                             TOTAL
------------                                                             -----
BANK BALANCE                                                               --
DEPOSIT IN TRANSIT                                                         --
OUTSTANDING CHECKS                                                         --
                                                                          ----
ADJUSTED BANK BALANCE                                                      --
                                                                          ====
BEGINNING CASH - PER BOOKS                                                 --
RECEIPTS                                                                   --
TRANSFERS BETWEEN ACCOUNTS                                                 --
(WITHDRAWAL) CONTRIBUTION -
  BY INDIVIDUAL DEBTOR MFR-2                                               --
CHECKS / OTHER DISBURSEMENTS                                               --
                                                                          ----
ENDING CASH - PER BOOKS                                                    --
                                                                          ====

         MOR-8

CASE NAME:  HSTR GENERAL HOLDINGS, INC.           CASE NUMBER:  01-80028-G3-11




                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS.

ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (e.g., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                       MONTH        MONTH        MONTH        MONTH
   INSIDERS: NAME/POSITION/COMP TYPE                  JANUARY      FEBRUARY      MARCH        APRIL
   ---------------------------------                 ----------   ----------   ----------   ----------
1. Finis F. Teeter/President                                 --           --           --           --
2. Ronald McCaslin/Vice President, Director                  --           --           --           --
3. Charles N. Carney, Jr./Vice President, Director           --           --           --           --
4. Richard A. Carver/Vice President                          --           --           --           --
5. Jackie Holland/Vice President                             --           --           --           --
6. Craig A. Reynolds/Vice President, Secretary               --           --           --           --
7. Kristi E. Gross/Assistant Secretary                       --           --           --           --
8. Mary Morton/Assistant Secretary                           --           --           --           --
                                                     ----------   ----------   ----------   ----------
TOTAL INSIDERS (MOR-1)                                       --           --           --           --
                                                     ==========   ==========   ==========   ==========


                                            MONTH        MONTH        MONTH        MONTH
 PROFESSIONALS/NAME/ORDER DATE             JANUARY      FEBRUARY      MARCH        APRIL
 -----------------------------            ----------   ----------   ----------   ----------
1.                                                --           --           --           --
2.                                                --           --           --           --
3.                                                --           --           --           --
4.                                                --           --           --           --
5.                                                --           --           --           --
6.                                                --           --           --           --
                                          ----------   ----------   ----------   ----------
TOTAL PROFESSIONALS (MOR-1)                       --           --           --           --
                                          ==========   ==========   ==========   ==========

         MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: NATIONWIDE OF ALABAMA, INC.           PETITION DATE: JANUARY 11, 2001

                                                     CASE NUMBER: 01-80032-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  APRIL  YEAR  2001
                                            -----        ----

           MONTH                          JANUARY    FEBRUARY     MARCH        APRIL
           -----                          -------    --------     -----        -----
REVENUES (MOR-6)                            1,489     325,548     312,547     189,235
INCOME BEFORE INT, DEPREC./TAX (MOR-6)    (27,345)   (835,029)   (146,846)   (182,096)
NET INCOME (LOSS) (MOR-6)                 (43,635)   (850,192)   (162,009)   (182,096)
PAYMENTS TO INSIDERS (MOR-9)                   --          --          --          --
PAYMENTS TO PROFESSIONALS (MOR-9)              --          --          54         765
TOTAL DISBURSEMENTS (MOR-8)                39,111      95,908     233,515     281,399

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE sent to the United States Trustee ***

--------------------------------------------------------------------------------

                 REQUIRED INSURANCE MAINTAINED
                          AS OF SIGNATURE DATE

                                                                EXP.
                                                                DATE
                                                                ----
CASUALTY                                YES (X)  NO ( )       06/30/02
LIABILITY                               YES (X)  NO ( )       06/30/02
VEHICLE                                 YES (X)  NO ( )       06/30/02
WORKER'S                                YES (X)  NO ( )       03/28/02
OTHER - DIRECTOR/OFFICER                YES (X)  NO ( )       01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Wahrlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                                  CIRCLE ONE
Are all accounts receivable being collected within terms?                         YES    [NO]

Are all posted-petition liabilities, including taxes, being paid within terms?   [YES]    NO

Have any pre-petition liabilities been paid?                                     [YES]    NO
If so, describe. PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS OF
PRE-PETITION WAGES, SALARIES, COMMISSIONS AND COMPENSATION SIGNED
JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                   [YES]    NO

Were any assets disposed of outside the normal course of business?               [YES]    NO
If so, describe.
PROPERTY, PLANT & EQUIPMENT AND OTHER ASSET SALES MADE PURSUANT TO various
COURT ORDERS AUTHORIZING SUCH ASSET SALES.

Are all U.S. Trustee Quarterly Fee Payments current?                             [YES]    NO

What is the status of your Plan of Reorganization?
DISCLOSURE STATEMENT AND PROPOSED PLAN APPROVED FOR MAILING FOR JUNE 18, 2001.
MAILING COMMENCED ON JUNE 26, 2001.

                                 I certify under penalty of perjury that the following complete Monthly Operating Report
                                 (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                 SIGNED /s/ CRAIG A. REYNOLDS
                                       ----------------------------------------

                                 TITLE   Vice President of Finance
                                        ---------------------------------------

         MOR-1

CASE NAME: NATIONWIDE OF ALABAMA, INC.                CASE NUMBER 01-80032-G3-11

                           COMPARATIVE BALANCE SHEETS

                                                            MONTH       MONTH       MONTH       MONTH
           ASSETS                          FILING DATE*    JANUARY     FEBRUARY     MARCH       APRIL
           ------                          ------------   ---------   ---------   ---------   ---------
CURRENT ASSETS
    Cash                                         59,187      56,385     121,955     220,783     213,600
    Accounts Receivable, Net                    650,210     598,662     633,460     410,287     213,008
    Inventory: Lower of Cost or Market        2,883,645   2,865,429   2,324,295   1,878,961   1,645,778
    Prepaid Expenses                            140,851     136,113      24,623      43,700      38,504
    Investments                                      --          --          --          --          --
    Other                                            --          --          --          --          --
                                              ---------   ---------   ---------   ---------   ---------
TOTAL CURRENT ASSETS                          3,733,893   3,656,589   3,104,333   2,553,731   2,110,891
                                              =========   =========   =========   =========   =========
PROPERTY, PLANT&EQUIP, @ COST                 1,071,490   1,071,490   1,071,490   1,071,490     883,179
Less Accumulated Depreciation                   413,749     428,911     444,074     459,236     364,837
Less Impairment of Assets                                               432,057     432,057     322,983
                                              ---------   ---------   ---------   ---------   ---------
Net Book Value of PP & E                        657,741     642,579     195,359     180,197     195,359
                                              =========   =========   =========   =========   =========
OTHER ASSETS:
    1.  Tax Deposits                                 --          --          --          --          --
    2.  Investments in Subs                          --          --          --          --          --
    3.  Deposits                                  3,225       3,225       3,225       3,225       3,225
    4.  Interests in Insurance Policies              --          --          --          --          --
    5.  Note Receivable                              --          --          --          --          --
    6.  Other Assets                                 --     418,804     418,804     418,804     418,804
                                              ---------   ---------   ---------   ---------   ---------
       TOTAL ASSETS                           4,394,859   4,721,197   3,721,721   3,155,957   2,728,279
                                              =========   =========   =========   =========   =========

                    * Per Schedules and Statement of Affairs

            MOR-2

CASE NAME: NATIONWIDE OF ALABAMA, INC.                CASE NUMBER 01-80032-G3-11

                           COMPARATIVE BALANCE SHEETS

                                                                     MONTH            MONTH            MONTH            MONTH
   LIABILITIES & OWNER'S EQUITY                   FILING DATE*      JANUARY          FEBRUARY          MARCH            APRIL
                                                  ------------     ----------       ----------       ----------      ----------
   LIABILITIES:
       POST-PETITION LIABILITIES (MOR-4)                              132,230          457,506          397,339         478,609
       PRE-PETITION LIABILITIES:
          NOTES PAYABLE - SECURED                  2,931,253        2,898,269        2,646,990        2,336,726       1,756,962
          PRIORITY DEBT                              182,426          115,495           48,473           24,673          32,155
          FEDERAL INCOME TAX                         (35,805)         (35,805)         (35,805)         (35,805)        (35,805)
          FICA/WITHHOLDING                                --               --               --               --              --
          UNSECURED DEBT                             349,774          326,353          177,721          168,197         369,186
          INTERCOMPANY                             6,978,762        7,339,841        7,332,213        7,332,213       7,376,654
          OTHER                                           --               --               --               --              --
                                                  ----------       ----------       ----------       ----------      ----------
      TOTAL PRE-PETITION LIABILITIES              10,406,410       10,644,152       10,169,593        9,826,004       9,499,153
                                                  ----------       ----------       ----------       ----------      ----------
   TOTAL LIABILITIES                              10,406,410       10,776,382       10,627,098       10,223,344       9,977,762
                                                  ==========       ==========       ==========       ==========      ==========
   OWNER'S EQUITY (DEFICIT):
          PREFERRED STOCK                                 --               --               --               --              --
          COMMON STOCK                                    10               10               10               10              10
   ADDITIONAL PAID-IN CAPITAL                          9,990            9,990            9,990            9,990           9,990
   RETAINED EARNINGS: FILING DATE                 (6,021,550)      (6,021,550)      (6,021,550)      (6,021,550)     (6,021,550)
   RETAINED EARNINGS: POST FILING DATE                    --          (43,635)        (893,827)      (1,055,836)     (1,237,933)
                                                  ----------       ----------       ----------       ----------      ----------
   TOTAL OWNER'S EQUITY (NET WORTH)               (6,011,550)      (6,055,185)      (6,905,377)      (7,067,387)     (7,249,483)
                                                  ----------       ----------       ----------       ----------      ----------
   TOTAL LIABILITIES & OWNER'S EQUITY              4,394,859        4,721,197        3,721,721        3,155,957       2,728,279
                                                  ==========       ==========       ==========       ==========      ==========

                    * Per Schedules and Statement of Affairs

            MOR-3

CASE NAME: NATIONWIDE OF ALABAMA, INC.               CASE NUMBER: 01-80032-G3-11

                      SCHEDULE OF POST-PETITION LIABILITIES

                                             MONTH      MONTH       MONTH       MONTH
                                            JANUARY    FEBRUARY     MARCH       APRIL
                                            -------     -------     -------     -------
TRADE ACCOUNTS PAYABLE                      118,149     138,806     273,590     393,577
                                            -------     -------     -------     -------
TAX PAYABLE
     FEDERAL PAYROLL TAXES                    4,158      14,429      16,887      13,471
     STATE PAYROLL & SALES                       --       9,108       9,100       3,140
      AD VALOREM TAXES                          250         250         200         450
     OTHER TAXES                                 --          --          --          --
                                            -------     -------     -------     -------
TOTAL TAXES PAYABLE                           4,408      23,787      26,187      17,060
                                            =======     =======     =======     =======
SECURED DEBT POST-PETITION                       --          --          --          --
ACCRUED INTEREST PAYABLE                         --          --          --          --
* ACCRUED PROFESSIONAL FEES                      --          --          --          --
OTHER ACCRUED LIABILITIES:                       --          --          --
     1. INTERCOMPANY                          9,674      58,927      53,244      52,669
     2. COST OF SALES                                   162,350          --          --
     3. DEPOSITS                                         40,672          --          --
     4. SALARIES                                         32,963      44,318      15,304
                                            -------     -------     -------     -------
TOTAL POST-PETITION LIABILITIES (MOR-3)     132,230     457,506     397,339     478,609
                                            =======     =======     =======     =======


   * PAYMENT REQUIRES COURT APPROVAL.

            MOR-4

CASE NAME: NATIONWIDE OF ALABAMA, INC.               CASE NUMBER: 01-80032-G3-11

                       AGING OF POST-PETITION LIABILITIES
                               MONTH OF APRIL 2001

                                                                    AD-VALOREM,
  DAYS           TOTAL      TRADE ACCTS    FED TAXES  STATE TAXES   OTHER TAXES   OTHER
  ----           -----      -----------    ---------  -----------   -----------   -----
  0-30          478,609       393,577       13,471        3,140           450    67,972
  31-60              --
  61-90              --
  91 +               --
  TOTAL         478,609       393,577       13,471        3,140           450    67,972


                          AGING OF ACCOUNTS RECEIVABLE


   MONTH        JANUARY     FEBRUARY      MARCH       APRIL
   -----        -------     --------      -----       -----
  0-30 DAYS         (230)         --          --           --
 31-60 DAYS      177,832          --          --           --
 61-90 DAYS      (26,210)    127,832          --           --
  91 + DAYS      447,271     505,628     410,287      213,008
    TOTAL        598,662     633,460     410,287      213,008


        MOR-5

CASE NAME: NATIONWIDE OF ALABAMA, INC.               CASE NUMBER: 01-80032-G3-11

                           STATEMENT OF INCOME (LOSS)

          MONTH                                 JANUARY        FEBRUARY          MARCH            APRIL       FILING TO DATE
          -----                                 -------        --------          -----            -----       --------------
REVENUES (MOR-1)                                 1,489          325,548          312,547          189,235        828,819
TOTAL COST OF REVENUES                           7,273          340,889          365,258          275,121        988,541
GROSS PROFIT                                    (5,784)         (15,341)         (52,711)         (85,886)      (159,722)
OPERATING EXPENSES:
       Selling & Marketing                      17,393           54,059           51,539           73,624        196,615
       General & Administrative                  4,168           33,643           42,488           34,000        114,299
       Insiders Compensation                                         --               --               --             --
       Professional Fees                            --               --               --            3,750          3,750
       Impairment of Assets                                     731,986              108               --        732,094
       Other (attach list)                          --               --               --          (15,164)       (15,164)
                                               -------         --------         --------         --------     ----------
TOTAL OPERATING EXPENSES                        21,561          819,688           94,135           96,210      1,031,595
                                               =======         ========         ========         ========     ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)            (27,345)        (835,029)        (146,846)        (182,096)    (1,191,317)
                                               -------         --------         --------         --------     ----------
INTEREST EXPENSE                                 1,127               --               --               --          1,127
DEPRECIATION                                    15,163           15,163           15,163               --         45,489
OTHER (INCOME) EXPENSE *                            --               --               --               --             --
OTHER ITEMS **                                      --               --               --               --             --
                                               -------         --------         --------         --------     ----------
TOTAL INT, DEPR & OTHER ITEMS                   16,290           15,163           15,163               --         46,616
                                               =======         ========         ========         ========     ==========
NET INCOME BEFORE TAXES                        (43,635)        (850,192)        (162,009)        (182,096)    (1,237,933)
                                               -------         --------         --------         --------     ----------
FEDERAL INCOME TAXES                                --               --               --               --             --
                                               =======         ========         ========         ========     ==========
NET INCOME (LOSS) (MOR-1)                      (43,635)        (850,192)        (162,009)        (182,096)    (1,237,933)
                                               =======         ========         ========         ========     ==========

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote


          MOR-6

CASE NAME: NATIONWIDE OF ALABAMA, INC.              CASE NUMBER: 01-80032-G3-11

                                                           MONTH          MONTH          MONTH          MONTH          FILING TO
CASH RECEIPTS AND DISBURSEMENTS                            JANUARY        FEBRUARY        MARCH          APRIL           DATE
                                                           -------        --------        -----          -----         ---------
 1.  CASH - BEGINNING OF MONTH                             59,187         56,385        121,955        220,783          59,187
RECEIPTS:
 2.  CASH SALES                                            17,697         66,688         47,171             --         131,556
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                     19,962         33,451        240,146        132,129         425,688
 4.  LOANS & ADVANCES (ATTACH LIST)                            --                                                           --
 5.  SALE OF ASSETS                                            --                                                           --
 6.  CUSTOMER DEPOSITS                                        554          7,250                                         7,804
 7.  INTERCOMPANY                                                         52,185         45,026        142,087         239,298
 8.  OTHER (ATTACH LIST)                                       --                                                           --
                                                           ------        -------        -------        -------         -------
TOTAL RECEIPTS                                             38,212        159,574        332,343        274,216         804,345
                                                           ======        =======        =======        =======         =======
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
 8.  NET PAYROLL                                               --                                        9,433           9,433
 9.  PAYROLL TAXES PAID                                        --                         8,169         15,138          23,307
10.  SALES, USE & OTHER TAXES PAID                             --            706                                           706
11.  SECURED / RENTAL / LEASES                                 --         53,697        123,290        191,257         368,243
12.  UTILITIES                                                 --          1,167          5,555          5,954          12,676
13.  INSURANCE                                              4,478          2,906         26,454          1,293          35,132
14.  INVENTORY PURCHASES                                   32,828          8,655         (1,578)        (5,799)         34,107
15.  VEHICLE EXPENSES                                       1,057          1,445          1,406          1,164           5,072
16.  TRAVEL ENTERTAINMENT                                       -                            73             59             132
17.  REPAIRS, MAINTENANCE & SUPPLIES                           67          5,406         30,376         27,389          63,237
18.  ADMINISTRATIVE & SELLING                                 680          4,904          2,595            597           8,776
19.  INTERCOMPANY                                           1,903                                           --           1,903
20.  DELIVERY                                                             15,118         37,121         30,400          82,639
21.  OTHER (ATTACH LIST)                                       --                                                           --
                                                           ------        -------        -------        -------         -------
TOTAL DISBURSEMENTS FROM OPERATIONS                        41,014         94,003        233,461        276,884         645,363
                                                           ======        =======        =======        =======         =======
21.  PROFESSIONAL FEES                                         --             --             54            765             819
22.  U.S. TRUSTEE FEES                                         --             --                         3,750           3,750
23.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)               --             --                                            --
                                                           ------        -------        -------        -------         -------
TOTAL DISBURSEMENTS                                        41,014         94,003        233,515        281,399         649,932
                                                           ======        =======        =======        =======         =======
24.  NET CASH FLOW                                         (2,802)        65,570         98,827         (7,183)        154,413
                                                           ------        -------        -------        -------         -------
25.  CASH - END OF MONTH (MOR-2)                           56,385        121,955        220,783        213,600         213,600
                                                           ======        =======        =======        =======         =======

                  * applies to Individual debtor's only. 0.00

       MOR-7

CASE NAME: NATIONWIDE OF ALABAMA, INC.               CASE NUMBER: 01-80032-G3-11

                           CASH ACCOUNT RECONCILIATION
                               MONTH OF APRIL 2001

BANK NAME                        BANK OF AMERICA    NAT. BANK OF COMM.   BANK OF AMERICA    REGIONS BANK   PETTY CASH

ACCOUNT NUMBER                    # 3755500247           # 363093         # 1390026450      # 200549541

ACCOUNT TYPE                        OPERATING           DEPOSITORY         DEPOSITORY        DEPOSITORY    OTHER FUNDS     TOTAL
------------                     ---------------     -----------------   ---------------    ------------   -----------     -----
BANK BALANCE                        211,135                 --                --                 --              1,500    212,635
DEPOSIT IN TRANSIT                      965                 --                --                 --                 --        965
OUTSTANDING CHECKS                       --                 --                --                 --                 --         --
ADJUSTED BANK BALANCE               212,100                 --                --                 --              1,500    213,600
BEGINNING CASH - PER BOOKS          219,283                 --                --                 --              1,500    220,783
RECEIPTS                            132,129                 --                --                 --                 --    132,129
TRANSFERS BETWEEN ACCOUNTS          142,087                 --                --                 --                 --    142,087
(WITHDRAWAL) CONTRIBUTION - BY
  INDIVIDUAL DEBTOR MFR-2                --                 --                --                 --                 --         --
CHECKS / OTHER DISBURSEMENTS       (281,399)                --                --                 --                 --   (281,399)
ENDING CASH - PER BOOKS             212,100                 --                --                 --              1,500    213,600

                 MOR-8

CASE NAME: NATIONWIDE OF ALABAMA, INC.              CASE NUMBER: 01-80032-G3-11

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS.

ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                         MONTH      MONTH    MONTH   MONTH
        INSIDERS: NAME/POSITION/COMP TYPE               JANUARY   FEBRUARY   MARCH   APRIL
        ---------------------------------               -------   --------   -----   -----
1. CHARLES N. CARNEY, JR./PRESIDENT, DIRECTOR             --         --       --      --
2. CRAIG A. REYNOLDS/SECRETARY, DIRECTOR                  --         --       --      --
3. MARY MORTON/ASSISTANT SECRETARY                        --         --       --      --
4. KRISTI E. GROSS/ASSISTANT SECRETARY                    --         --       --      --
5. RICHARD CARVER/VP HSTR GENERAL HOLDINGS/SALARY                                     --
6.                                                        --         --       --      --
TOTAL INSIDERS (MOR-1)                                    --         --       --      --

                                             MONTH     MONTH      MONTH   MONTH     MONTH   MONTH
          PROFESSIONALS/NAME/ORDER DATE     JANUARY   FEBRUARY    MARCH   APRIL
          -----------------------------     -------   --------    -----   -----     -----   -----
1.FLOYD, ISGUR, RIOS & WAHRLICH               --         --        54     765        --      --
2.                                            --         --        --      --        --      --
3.                                            --         --        --      --        --      --
4.                                            --         --        --      --        --      --
5.                                            --         --        --      --        --      --
6.                                            --         --        --      --        --      --
TOTAL PROFESSIONALS (MOR-1)                   --         --        54     765        --      --



                      MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION



CASE NAME:  NATIONWIDE HOUSING PROPERTIES, L. P.          PETITION DATE:       JANUARY 11, 2001

                                                          CASE NUMBER:            1-80029-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH APRIL YEAR 2001
                                           -----      ----


            MONTH                           JANUARY       FEBRUARY       MARCH         APRIL
            -----                          ----------    ----------    ----------   ----------
REVENUES (MOR-6)                                   --            --            --           --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)            (13)          (13)       13,983      114,159
NET INCOME (LOSS) (MOR-6)                         (13)      (10,055)        4,043      104,341
PAYMENTS TO INSIDERS (MOR-9)                       --            --            --          296
PAYMENTS TO PROFESSIONALS (MOR-9)                  --            --            --           --
TOTAL DISBURSEMENTS (MOR-8)                        --            13            --          546

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***
--------------------------------------------------------------------------------


                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE


                                                              EXP.
                                                              DATE
                                                              ----
CASUALTY                                YES (X)  NO ( )     06/30/02
LIABILITY                               YES (X)  NO ( )     06/30/02
VEHICLE                                 YES (X)  NO ( )     06/30/02
WORKER'S                                YES (X)  NO ( )     03/27/02
OTHER - DIRECTOR/OFFICER                YES (X)  NO ( )     01/23/02


--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Wahrlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475

--------------------------------------------------------------------------------


                                                                                               CIRCLE ONE
Are all accounts receivable being collected within terms?                                     [YES]   NO

Are all posted-petition liabilities, including taxes, being paid within terms?                [YES]   NO

Have any pre-petition liabilities been paid?                                                   YES   [NO]
If so, describe.
                ---------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?                                [YES]   NO

Were any assets disposed of outside the normal course of business?                             YES   [NO]
If so, describe.
                ---------------------------------------------------------------

--------------------------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current?                                          [YES]   NO
What is the status of your Plan of Reorganization?  DISCLOSURE STATEMENT AND
PROPOSED PLAN APPROVED FOR MAILING ON JUNE 18, 2001. MAILING COMMENCED ON
JUNE 26, 2001.



                           I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                           SIGNED /s/ CRAIG A. REYNOLDS
                                 ----------------------------------------------

                           TITLE  Vice President of Finance
                                 ----------------------------------------------

         MOR-1

CASE NAME:  NATIONWIDE HOUSING PROPERTIES, L.P.    CASE NUMBER:  01-80029-G3-11

                           COMPARATIVE BALANCE SHEETS

                                                                 MONTH         MONTH         MONTH          MONTH
      ASSETS                                   FILING DATE *    JANUARY       FEBRUARY       MARCH          APRIL
                                               -------------   ----------    ----------    ----------    ----------
CURRENT ASSETS
        Cash                                          2,661         9,093         9,080        23,063       131,567
        Accounts Receivable, Net                         --            --            --            --            --
        Inventory: Lower of Cost or Market               --            --            --            --            --
        Prepaid Expenses                                 --            --            --            --            --
        Investments                                      --            --            --            --            --
        Other                                            --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------
TOTAL CURRENT ASSETS                                  2,661         9,093         9,080        23,063       131,567
                                                 ==========    ==========    ==========    ==========    ==========
PROPERTY, PLANT&EQUIP, @ COST                     3,515,165     3,515,165     3,515,165     3,515,165     3,515,165
Less Accumulated Depreciation                            --            --            --            --            --
                                                 ----------    ----------    ----------    ----------    ----------
Net Book Value of PP & E                          3,515,165     3,515,165     3,515,165     3,515,165     3,515,165
                                                 ==========    ==========    ==========    ==========    ==========
OTHER ASSETS:
    1.  Tax Deposits                                     --            --            --            --            --
    2.  Investments in Subs                              --            --            --            --            --
    3.  Deposits                                         --            --            --            --            --
    4.  Interests in Insurance Policies                  --            --            --            --            --
    5.  Note Receivable                                  --            --            --            --            --
    6.  Deferred Tax Asset                           (1,433)       (1,433)       (1,433)       (1,433)       (1,433)
                                                 ----------    ----------    ----------    ----------    ----------
       TOTAL ASSETS                               3,516,393     3,522,825     3,522,812     3,536,796     3,645,299
                                                 ==========    ==========    ==========    ==========    ==========

                    * Per Schedules and Statement of Affairs

         MOR-2

CASE NAME:  NATIONWIDE HOUSING PROPERTIES, L.P.    CASE NUMBER: 01-80029-G3-11




                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                           MONTH        MONTH         MONTH         MONTH
EQUITY                                        FILING DATE *    JANUARY      FEBRUARY       MARCH         APRIL
---------------------                         -------------  ----------    ----------    ----------    ----------
    LIABILITIES:
        POST-PETITION LIABILITIES (MOR-4)                            --        10,042        19,982        34,145
                                                             ----------    ----------    ----------    ----------
        PRE-PETITION LIABILITIES:
           NOTES PAYABLE - SECURED               1,359,953    1,366,385     1,366,385     1,403,185     1,403,185
           PRIORITY DEBT                                --           --            --            --            --
           FEDERAL INCOME TAX                           --           --            --            --            --
           FICA/WITHHOLDING                             --           --            --            --            --
           UNSECURED DEBT                           36,800       36,800        36,800            --            --
           INTERCOMPANY                          1,524,963    1,524,976     1,524,976     1,524,976     1,514,976
                                                ==========   ==========    ==========    ==========    ==========
           OTHER                                        --           --            --            --            --
                                                ----------   ----------    ----------    ----------    ----------
       TOTAL PRE-PETITION LIABILITIES            2,921,716    2,928,161     2,928,161     2,928,161     2,918,161
    TOTAL LIABILITIES                            2,921,716    2,928,161     2,938,203     2,948,143     2,952,306
    OWNER'S EQUITY (DEFICIT):
           PREFERRED STOCK                              --           --            --            --            --
           COMMON STOCK                                 --           --            --            --            --
    ADDITIONAL PAID-IN CAPITAL                          --           --            --            --            --
    RETAINED EARNINGS: FILING DATE                 594,677      594,677       594,677       594,677       594,677
                                                ----------   ----------    ----------    ----------    ----------
    RETAINED EARNINGS: POST FILING DATE                 --          (13)      (10,068)       (6,025)       98,316
    TOTAL OWNER'S EQUITY (NET WORTH)               594,677      594,664       584,610       588,652       692,993
                                                ----------   ----------    ----------    ----------    ----------
    TOTAL LIABILITIES & OWNER'S EQUITY           3,516,393    3,522,825     3,522,812     3,536,796     3,645,299
                                                ==========   ==========    ==========    ==========    ==========


                    * Per Schedules and Statement of Affairs

         MOR-3

CASE NAME: NATIONWIDE HOUSING PROPERTIES, L.P.     CASE NUMBER: 01-80029-G3-11




                      SCHEDULE OF POST-PETITION LIABILITIES


                                                   MONTH          MONTH          MONTH           MONTH
                                                  JANUARY        FEBRUARY        MARCH           APRIL
                                                ------------   ------------   ------------   ------------
TRADE ACCOUNTS PAYABLE                                    --         10,042         19,982         34,145
                                                ------------   ------------   ------------   ------------
TAX PAYABLE
     FEDERAL PAYROLL TAXES                                --             --             --             --
     STATE PAYROLL & SALES                                --             --             --             --
      AD VALOREM TAXES                                    --             --             --             --
     OTHER TAXES                                          --             --             --             --
                                                ------------   ------------   ------------   ------------
TOTAL TAXES PAYABLE                                       --             --             --             --
                                                ============   ============   ============   ============
SECURED DEBT POST-PETITION                                --             --             --             --
ACCRUED INTEREST PAYABLE                                  --             --             --             --
* ACCRUED PROFESSIONAL FEES                               --             --             --             --
OTHER ACCRUED LIABILITIES:
     1.                                                   --             --             --             --
     2.                                                   --             --             --             --
     3.                                                   --             --             --             --
                                                ------------   ------------   ------------   ------------
TOTAL POST-PETITION LIABILITIES (MOR-3)                   --         10,042         19,982         34,145
                                                ============   ============   ============   ============



* PAYMENT REQUIRES COURT APPROVAL.

         MOR-4

CASE NAME:  NATIONWIDE HOUSING PROPERTIES, L.P.      CASE NUMBER: 1-80029-G3-11




                       AGING OF POST-PETITION LIABILITIES
                                 MONTH OF APRIL

                                                                         AD-VALOREM,
   DAYS         TOTAL        TRADE ACCTS    FED TAXES     STATE TAXES     OTHER TAXES      OTHER
----------   ------------   ------------   ------------   ------------   ------------   ------------
 0-30              34,145         34,145             --             --             --             --
31-60                  --
61-90                  --
 91 +                  --
TOTAL              34,145         34,145             --             --             --             --



                          AGING OF ACCOUNTS RECEIVABLE

   MONTH            JANUARY        FEBRUARY        MARCH          APRIL
---------------   ------------   ------------   ------------   ------------
 0-30 DAYS                  --             --             --             --
31-60 DAYS                  --             --             --             --
61-90 DAYS                  --             --             --             --
91 + DAYS                   --             --             --             --
  TOTAL                     --             --             --             --

         MOR-5

CASE NAME:  NATIONWIDE HOUSING PROPERTIES, L.P.    CASE NUMBER: 01-80029-G3-11




                           STATEMENT OF INCOME (LOSS)


      MONTH                                  JANUARY         FEBRUARY         MARCH           APRIL      FILING TO DATE
      -----                                ------------    ------------    ------------    ------------  --------------
REVENUES (MOR-1)                                     --              --              --              --              --
TOTAL COST OF REVENUES                               --              --              --              --              --
GROSS PROFIT                                         --              --              --              --              --
OPERATING EXPENSES:
       Selling & Marketing                           --              --         (13,983)       (119,050)       (133,033)
       General & Administrative                      13              13              --              --              26
       Insiders Compensation                         --              --              --              --              --
       Professional Fees                             --              --              --           4,891           4,891
       Other (attach list)                           --              --              --              --              --
                                           ------------    ------------    ------------    ------------    ------------
TOTAL OPERATING EXPENSES                             13              13         (13,983)       (114,159)       (128,116)
                                           ============    ============    ============    ============    ============
INCOME BEFORE INT, DEPR/TAX (MOR-1)                 (13)            (13)         13,983         114,159         128,116
                                           ============    ============    ============    ============    ============
INTEREST EXPENSE                                     --          10,042           9,940           9,818          29,800
DEPRECIATION                                         --              --              --              --              --
OTHER (INCOME) EXPENSE *                             --              --              --              --              --
OTHER ITEMS **                                       --              --              --              --              --
                                           ------------    ------------    ------------    ------------    ------------
TOTAL INT, DEPR & OTHER ITEMS                        --          10,042           9,940           9,818          29,800
                                           ------------    ------------    ------------    ------------    ------------
NET INCOME BEFORE TAXES                             (13)        (10,055)          4,043         104,341          98,316
                                           ============    ============    ============    ============    ============
FEDERAL INCOME TAXES                                 --              --              --              --              --
                                           ------------    ------------    ------------    ------------    ------------
NET INCOME (LOSS) (MOR-1)                           (13)        (10,055)          4,043         104,341          98,316
                                           ============    ============    ============    ============    ============

    Accrual Accounting Required, Otherwise Footnote With Explanation

*   Footnote Mandatory

** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote

         MOR-6

CASE NAME: NATIONWIDE HOUSING PROPERTIES, L.P.     CASE NUMBER: 01-80029-G3-11



                                                           MONTH       MONTH         MONTH        MONTH         MONTH
CASH RECEIPTS AND DISBURSEMENTS                           JANUARY     FEBRUARY       MARCH        APRIL         DATE
-------------------------------                         ----------   ----------    ----------   ----------   ----------
 1.  CASH - BEGINNING OF MONTH                               2,661        9,093         9,080       23,063        2,661
RECEIPTS:
 2.  CASH SALES                                                 --           --            --      109,050      109,050
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                          --           --            --           --           --
 4.  LOANS & ADVANCES                                           --           --        13,983           --       13,983
 5.  SALE OF ASSETS                                             --           --            --                        --
 6.  TAX REFUND                                              6,432           --            --                     6,432
 7.  OTHER (ATTACH LIST)                                        --           --            --                        --
                                                        ----------   ----------    ----------   ----------   ----------
TOTAL RECEIPTS                                               6,432           --        13,983      109,050      129,465
                                                        ==========   ==========    ==========   ==========   ==========
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
 8.  NET PAYROLL                                                --           --            --                        --
 9.  PAYROLL TAXES PAID                                         --           --            --                        --
10.  SALES, USE & OTHER TAXES PAID                              --           --            --                        --
11.  SECURED / RENTAL / LEASES                                  --           --            --                        --
12.  UTILITIES                                                  --           --            --                        --
13.  INSURANCE                                                  --           --            --                        --
14.  INVENTORY PURCHASES                                        --           --            --                        --
15.  VEHICLE EXPENSES                                           --           --            --                        --
16.  TRAVEL ENTERTAINMENT                                       --                                                   --
17.  REPAIRS, MAINTENANCE & SUPPLIES                            --           --            --                        --
18.  ADMINISTRATIVE & SELLING                                   --           13            --                        13
19.  OTHER (ATTACH LIST)                                        --           --            --                        --
                                                        ----------   ----------    ----------   ----------   ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                             --           13            --           --           13
                                                        ==========   ==========    ==========   ==========   ==========
20.  PROFESSIONAL FEES                                          --           --            --          296          296
21.  U.S. TRUSTEE FEES                                          --           --            --          250          250
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                --           --            --                        --
                                                        ----------   ----------    ----------   ----------   ----------
TOTAL DISBURSEMENTS                                             --           13            --          546          559
                                                        ==========   ==========    ==========   ==========   ==========
23.  NET CASH FLOW                                           6,432          (13)       13,983      108,504      128,906
                                                        ----------   ----------    ----------   ----------   ----------
24.  CASH - END OF MONTH (MOR-2)                             9,093        9,080        23,063      131,567      131,567
                                                        ==========   ==========    ==========   ==========   ==========


                     * applies to Individual debtor's only.

         MOR-7

CASE NAME:  NATIONWIDE HOUSING PROPERTIES, L.P.     CASE NUMBER: 01-80029-G3-11




                           CASH ACCOUNT RECONCILIATION
                               MONTH OF APRIL 2001

BANK NAME                                                    BANK OF AMERICA      BANK OF AMERICA
---------                                                    ---------------      ---------------
ACCOUNT NUMBER                                                # 3755500182         # 1390027174
ACCOUNT TYPE                                                    OPERATING            OPERATING             TOTAL
-------------                                                ---------------      ---------------     ---------------
BANK BALANCE                                                         130,215                   --             130,215
DEPOSIT IN TRANSIT                                                     1,352                   --               1,352
OUTSTANDING CHECKS                                                        --                   --                  --
                                                             ---------------      ---------------     ---------------
ADJUSTED BANK BALANCE                                                131,567                   --             131,567
                                                             ===============      ===============     ===============
BEGINNING CASH - PER BOOKS                                            23,063                   --              23,063
RECEIPTS                                                             109,050                   --             109,050
TRANSFERS BETWEEN ACCOUNTS                                                --                   --                  --
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                    --                   --                  --
CHECKS / OTHER DISBURSEMENTS                                            (546)                  --                (546)
                                                             ---------------      ---------------     ---------------
ENDING CASH - PER BOOKS                                              131,567                   --             131,567
                                                             ===============      ===============     ===============



         MOR-8

CASE NAME:  NATIONWIDE HOUSING PROPERTIES, L.P.    CASE NUMBER: 01-80029-G3-11




                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS.

ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).


                                                                    MONTH      MONTH      MONTH      MONTH
     INSIDERS: NAME/POSITION/COMP TYPE                             JANUARY   FEBRUARY     MARCH      APRIL
     ---------------------------------                            ---------  ---------  ---------  ---------
1. FINIS F. TEETER/PRESIDENT HSTR GENERAL HOLDINGS                       --         --         --         --
2. RONALD MCCASLIN/VP, DIRECTOR HSTR GENERAL HOLDINGS                    --         --         --         --
3. CHARLES N. CARNEY, JR./VP, DIRECTOR HSTR GENERAL HOLDINGS             --         --         --         --
4. RICHARD A. CARVER/VP HSTR GENERAL HOLDINGS                            --         --         --         --
5. JACKIE HOLLAND/VP HSTR GENERAL HOLDINGS                               --         --         --         --
6. CRAIG A. REYNOLDS/VP, SECRETARY HSTR GENERAL HOLDINGS                 --         --         --         --
7. KRISTI E. GROSS/ASST SECRETARY HSTR GENERAL HOLDINGS                  --         --         --         --
8. MARY MORTON/ASST SECRETARY HSTR GENERAL HOLDINGS                      --         --         --         --
9. DENNIS L. JONES/PRESIDENT, DIRECTOR HSTR RETAIL HOLDINGS              --         --         --         --
10. RONALD KRUEGER/VP, TREASURER, DIRECTOR HSTR RETAIL HOLD              --         --         --         --
11. ROBERT GRIER/SECRETARY, DIRECTOR HSTR RETAIL HOLD                    --         --         --         --
12. BETH L. PEOPLES/ASST SECRETARY, ASST TREASURER HSTR RET HOLD         --         --         --         --
                                                                  ---------  ---------  ---------  ---------
TOTAL INSIDERS (MOR-1)                                                   --         --         --         --
                                                                  =========  =========  =========  =========

                                                              MONTH      MONTH       MONTH      MONTH
    PROFESSIONALS/NAME/ORDER DATE                             JANUARY   FEBRUARY     MARCH      APRIL
    -----------------------------                            ---------  ---------  ---------  ---------
1. FLOYD, ISGUR, RIOS & WAHRLICH                                    --         --         --        296
2.                                                                  --         --         --         --
3.                                                                  --         --         --         --
4.                                                                  --         --         --         --
5.                                                                  --         --         --         --
6.                                                                  --         --         --         --
                                                             ---------  ---------  ---------  ---------
TOTAL PROFESSIONALS (MOR-1)                                         --         --         --        296
                                                             =========  =========  =========  =========



         MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: NATIONWIDE HOUSING SYSTEMS, L.P.      PETITION DATE: JANUARY 11, 2001

                                                                CASE NUMBER: 01-80030-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH   APRIL  YEAR  2001
                                             -----        ----


                MONTH                              JANUARY        FEBRUARY          MARCH           APRIL
                -----                              -------        --------          -----           -----
REVENUES (MOR-6)                                    417,178       3,324,980       7,399,242       8,604,669
INCOME BEFORE INT, DEPREC./TAX (MOR-6)             (481,677)       (122,537)       (822,887)        181,970
NET INCOME (LOSS) (MOR-6)                        (1,134,008)       (476,652)     (1,044,722)         14,379
PAYMENTS TO INSIDERS (MOR-9)                         11,538          23,899          36,450          21,075
PAYMENTS TO PROFESSIONALS (MOR-9)                        --              --           1,088           8,380
TOTAL DISBURSEMENTS (MOR-8)                         932,864       2,695,809       3,646,300       3,310,467

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                            EXP.
                                                            DATE
                                                            ----
CASUALTY                           YES (X)  NO ( )        06/30/02
LIABILITY                          YES (X)  NO ( )        06/30/02
VEHICLE                            YES (X)  NO ( )        06/30/02
WORKER'S                           YES (X)  NO ( )        03/27/02
OTHER - DIRECTOR/OFFICER           YES (X)  NO ( )        01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Wahrlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------


                                                                                    CIRCLE ONE
Are all accounts receivable being collected within terms?                           YES   [NO]

Are all posted-petition liabilities, including taxes, being paid within terms?     [YES]   NO

Have any pre-petition liabilities been paid?                                       [YES]   NO

If so, describe. PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS
OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND COMPENSATION
SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                     [YES]   NO

Were any assets disposed of outside the normal course of business?                 [YES] NO

If so, describe. PROPERTY, PLANT & EQUIPMENT AND OTHER ASSET SALES MADE PURSUANT
TO various COURT ORDERS AUTHORIZING SUCH ASSET SALES.

Are all U.S. Trustee Quarterly Fee Payments current?                               [YES]   NO

What is the status of your Plan of Reorganization? DISCLOSURE STATEMENT AND
PROPOSED PLAN APPROVED FOR MAILING ON JUNE 18, 2001. MAILING COMMENCED ON JUNE
26, 2001.

                             I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                             SIGNED /s/ CRAIG A. REYNOLDS
                                   ---------------------------------------------

                             TITLE Vice President of Finance
                                   ---------------------------------------------

         MOR-1

CASE NAME: NATIONWIDE HOUSING SYSTEMS, L.P.                CASE NU01-80030-G3-11


                           COMPARATIVE BALANCE SHEETS


                                                                     MONTH           MONTH            MONTH           MONTH
                ASSETS                           FILING DATE*       JANUARY         FEBRUARY          MARCH           APRIL
                ------                           ------------      ----------      ----------      ----------      ----------
CURRENT ASSETS
    Cash                                             528,790        1,294,818         421,289       1,068,687       1,842,942
    Accounts Receivable, Net                      10,042,463        6,712,033       3,918,996       2,955,408       3,446,544
    Inventory: Lower of Cost or Market            37,147,332       37,909,800      37,331,960      33,369,072      29,887,534
    Prepaid Expenses                                 750,608          312,547         220,639         283,574         275,528
    Investments                                           --               --              --              --              --
    Other                                                 --               --              --              --              --
                                                  ----------       ----------      ----------      ----------      ----------
TOTAL CURRENT ASSETS                              48,469,194       46,229,198      41,892,884      37,676,742      35,452,548
                                                  ==========       ==========      ==========      ==========      ==========
PROPERTY, PLANT&EQUIP, @ COST                     19,770,898       19,737,835      19,693,822      19,689,548      19,184,916
Less Accumulated Depreciation                     11,847,010       12,068,621      10,043,866      10,261,498      10,187,725
Less Impairment of Assets                                                           2,631,581       2,631,581       2,264,780
                                                  ----------       ----------      ----------      ----------      ----------
Net Book Value of PP & E                           7,923,888        7,669,214       7,018,375       6,796,469       6,732,412
                                                  ==========       ==========      ==========      ==========      ==========
OTHER ASSETS:
    1.  Tax Deposits                                      --               --              --              --
    2.  Investments in Subs                          894,484          741,103         717,205         717,205         717,205
    3.  Deposits                                      55,263           55,263          56,463          69,638          69,638
    4.  Interests in Insurance Policies                   --               --              --              --              --
    5.  Note Receivable                              265,658          216,389         133,138         175,559         173,141
    6.  Deferred Tax Asset                                --               --              --              --              --
    7.  Goodwill                                     373,125          368,909              --              --              --
    8.  Other Assets                               1,799,655        1,799,238       1,785,485       1,785,485       1,785,485
    9.  Intercompany Non-filing                       (2,684)           8,635          47,370          47,670          47,711
    9.  Intercompany                               7,317,858        7,488,797       7,519,023       7,606,293       7,042,714
    10. Post Petition Intercompany                        --               --         207,831         257,463         148,186
                                                  ----------       ----------      ----------      ----------      ----------
       TOTAL ASSETS                               67,096,439       64,576,745      59,377,774      55,132,523      52,169,038
                                                  ==========       ==========      ==========      ==========      ==========

                    * Per Schedules and Statement of Affairs
            MOR-2

CASE NAME: NATIONWIDE HOUSING SYSTEMS, L.P.         CASE NUMBER: 01-80030-G3-11


                           COMPARATIVE BALANCE SHEETS


LIABILITIES & OWNER'S                                                MONTH            MONTH             MONTH           MONTH
EQUITY                                           FILING DATE*       JANUARY          FEBRUARY           MARCH           APRIL
---------------------                            ------------      ----------       ----------       ----------       ----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                               3,208,381        6,834,521        7,993,929        9,821,160
                                                                   ----------       ----------       ----------       ----------
    PRE-PETITION LIABILITIES:
       NOTES PAYABLE - SECURED                    39,051,459       35,938,370       33,418,647       28,591,846       23,899,941
       PRIORITY DEBT                               1,696,831        1,143,283          776,800          725,368          691,935
       FEDERAL INCOME TAX                           (876,237)        (876,237)        (876,237)        (876,237)        (876,237)
       FICA/WITHHOLDING                                   --               --               --               --               --
       UNSECURED DEBT                              9,329,435        8,402,005        2,939,752        3,458,048        3,378,291
       OTHER                                              --               --               --               --               --
                                                  ----------       ----------       ----------       ----------       ----------
   TOTAL PRE-PETITION LIABILITIES                 49,201,487       44,607,421       36,258,962       31,899,025       27,093,930
                                                  ----------       ----------       ----------       ----------       ----------
TOTAL LIABILITIES                                 49,201,487       47,815,801       43,093,482       39,892,954       36,915,090
                                                  ==========       ==========       ==========       ==========       ==========
OWNER'S EQUITY (DEFICIT):
       PREFERRED STOCK                                    --               --               --               --               --
       COMMON STOCK                                   50,000           50,000           50,000           50,000           50,000
ADDITIONAL PAID-IN CAPITAL                         1,137,516        1,137,516        1,137,516        1,137,516        1,137,516
RETAINED EARNINGS: FILING DATE                    16,707,435       16,707,435       16,707,435       16,707,435       16,707,435
RETAINED EARNINGS: POST FILING DATE                       --       (1,134,008)      (1,610,660)      (2,655,382)      (2,641,003)
                                                  ----------       ----------       ----------       ----------       ----------
TOTAL OWNER'S EQUITY (NET WORTH)                  17,894,951       16,760,943       16,284,291       15,239,570       15,253,948
                                                  ----------       ----------       ----------       ----------       ----------
TOTAL LIABILITIES & OWNER'S EQUITY                67,096,439       64,576,745       59,377,774       55,132,523       52,169,038
                                                  ==========       ==========       ==========       ==========       ==========

                    * Per Schedules and Statement of Affairs
             MOR-3

CASE NAME: NATIONWIDE HOUSING SYSTEMS, L.P.         CASE NUMBER: 01-80030-G3-11


                      SCHEDULE OF POST-PETITION LIABILITIES

                                                   MONTH        MONTH          MONTH         MONTH
                                                  JANUARY      FEBRUARY        MARCH         APRIL
                                                 ---------     ---------     ---------     ---------
TRADE ACCOUNTS PAYABLE                           1,044,829     3,240,736     2,895,245     2,952,774
                                                 ---------     ---------     ---------     ---------
TAX PAYABLE
     FEDERAL PAYROLL TAXES                              --       126,904       176,145        50,369
     STATE PAYROLL & SALES                           5,304        17,894        30,339         9,456
      AD VALOREM TAXES                              32,985        58,972        41,495        65,221
     OTHER TAXES                                        --            --            --            --
TOTAL TAXES PAYABLE                                 38,289       203,770       247,979       125,047
                                                 ---------     ---------     ---------     ---------
SECURED DEBT POST-PETITION                       1,379,701     1,979,555     2,897,783     4,502,223
                                                 =========     =========     =========     =========
ACCRUED INTEREST PAYABLE                                --            --            --            --
* ACCRUED PROFESSIONAL FEES                             --            --            --        70,975
OTHER ACCRUED LIABILITIES:
     1. INCENTIVE COMPENSATION                      11,726            --            --            --
     2. SALARIES                                    65,073       657,047       769,452       619,853
     3. LEGAL FEES                                  19,894        37,894        52,975            --
     4. DEPOSITS                                   546,497       922,907       977,835
     5. UNEARNED REVENUE                            41,424        79,989       136,429
     6. ASSOCIATES ADVANCES                        127,598       127,598       436,023
     7. INTERCOMPANY                               648,868            --            --            --
                                                 ---------     ---------     ---------     ---------
TOTAL POST-PETITION LIABILITIES (MOR-3)          3,208,381     6,834,521     7,993,929     9,821,159
                                                 =========     =========     =========     =========

* PAYMENT REQUIRES COURT APPROVAL.

         MOR-4

CASE NAME: NATIONWIDE HOUSING SYSTEMS, L.P.         CASE NUMBER: 01-80030-G3-11


                       AGING OF POST-PETITION LIABILITIES
                                 MONTH OF APRIL

                                                                       AD-VALOREM,
 DAYS           TOTAL      TRADE ACCTS     FED TAXES     STATE TAXES   OTHER TAXES   OTHER
 ----           -----      -----------     ---------     -----------   -----------   -----
 0-30         8,407,301     2,952,774        50,369         9,456        65,221     5,329,481
31-60                --
61-90                --
 91 +                --
TOTAL         8,407,301     2,952,774        50,369         9,456        65,221     5,329,481



                          AGING OF ACCOUNTS RECEIVABLE

  MONTH            JANUARY         FEBRUARY          MARCH             APRIL
  -----            -------         --------          -----             -----
0-30 DAYS           261,371          120,896               --          491,136
31-60 DAYS        2,364,045        1,376,116               --               --
61-90 DAYS        1,727,237           20,060          275,223
91 + DAYS         2,359,381        2,401,923        2,680,185        2,955,408
TOTAL             6,712,033        3,918,996        2,955,408        3,446,544

           MOR-5

CASE NAME: NATIONWIDE HOUSING SYSTEMS, L.P.               CASE NU01-80030-G3-11


                           STATEMENT OF INCOME (LOSS)


           MONTH                                    JANUARY         FEBRUARY           MARCH            APRIL       FILING TO DATE
           -----                                    -------         --------           -----            -----       --------------
REVENUES (MOR-1)                                     417,178        3,324,980        7,399,242        8,604,669       19,746,069
TOTAL COST OF REVENUES                               310,660        3,525,686        6,427,716        7,185,566       17,449,628
GROSS PROFIT                                         106,518         (200,706)         971,526        1,419,103        2,296,441
OPERATING EXPENSES:
       Selling & Marketing                           342,967           48,370          950,514          771,455        2,113,306
       General & Administrative                      233,690        1,076,141          269,589          462,921        2,042,340
       Insiders Compensation                          11,538           23,889           36,450           22,075           93,953
       Professional Fees                                  --               --           32,910           59,171           92,081
       Correction of Liabilities                                   (1,226,569)         504,950          (78,489)        (800,108)
       Other (attach list)                                --               --               --               --               --
                                                  ----------       ----------       ----------           ------       ----------
TOTAL OPERATING EXPENSES                             588,195          (78,169)       1,794,413        1,237,133        3,541,572
                                                  ==========       ==========       ==========        =========       ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)                 (481,677)        (122,537)        (822,887)         181,970       (1,245,131)
                                                  ==========       ==========       ==========        =========       ==========
INTEREST EXPENSE                                     273,977         (250,926)              --           29,905           52,956
DEPRECIATION                                         224,973          605,041          221,949          144,071        1,196,034
OTHER (INCOME) EXPENSE *                                  --             (114)          (6,385)          (6,499)
OTHER ITEMS **                                       153,381               --               --               --          153,381
                                                  ----------       ----------       ----------        ---------       ----------
TOTAL INT, DEPR & OTHER ITEMS                        652,331          354,115          221,835          167,591        1,395,872
                                                  ----------       ----------       ----------        ---------       ----------
NET INCOME BEFORE TAXES                           (1,134,008)        (476,652)      (1,044,722)          14,379       (2,641,003)
                                                  ==========       ==========       ==========        =========       ==========
FEDERAL INCOME TAXES                                      --               --               --               --               --
                                                  ----------       ----------       ----------        ---------       ----------
NET INCOME (LOSS) (MOR-1)                         (1,134,008)        (476,652)      (1,044,722)          14,379       (2,641,003)
                                                  ==========       ==========       ==========        =========       ==========

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: NATIONWIDE HOUSING SYSTEMS, L.P.         CASE NUMBER: 01-80030-G3-11


                                                               MONTH          MONTH           MONTH          MONTH        FILING TO
CASH RECEIPTS AND DISBURSEMENTS                               JANUARY        FEBRUARY         MARCH          APRIL          DATE
-------------------------------                              ---------      ---------        -------        -------       ---------
 1.  CASH - BEGINNING OF MONTH                                  528,790      1,294,818        421,289      1,068,687        528,790
RECEIPTS:
 2.  CASH SALES                                                  46,445      1,052,504      3,631,853      4,128,935      8,859,738
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                        1,948,011      1,938,198        963,588        443,986      5,293,783

 4.  LOANS & ADVANCES (ATTACH LIST)                                  --                                           --             --
 5.  SALE OF ASSETS                                                  --                                           --             --
 6.  OTHER (ATTACH LIST)                                             --         31,014                            --         31,014
                                                              ---------      ---------      ---------      ---------     ----------
TOTAL RECEIPTS                                                1,994,456      3,021,716      4,595,441      4,572,921     14,184,534
                                                              =========      =========      =========      =========     ==========
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
 7.  NET PAYROLL                                                     --          1,658                                        1,658
 8.  PAYROLL TAXES PAID                                         147,652             --                        46,933        194,585
 9.  SALES, USE & OTHER TAXES PAID                                   --         21,419         26,816         38,888         87,123
10.  SECURED / RENTAL / LEASES                                  506,704      1,032,362      1,990,495      1,333,670      4,863,231
11.  UTILITIES                                                       --         43,725        121,018        116,414        281,158
12.  INSURANCE                                                  106,736        118,270        157,853         86,760        469,619
13.  INVENTORY PURCHASES                                         84,723      1,086,334        469,394        764,311      2,404,762
14.  VEHICLE EXPENSES                                            13,492         14,572         16,140         15,717         59,921
15.  TRAVEL ENTERTAINMENT                                         4,801          7,752         14,372          5,188         32,113
16.  REPAIRS, MAINTENANCE & SUPPLIES                              7,296         59,938        220,440        148,670        436,345
17.  ADMINISTRATIVE & SELLING                                    61,458         57,079        138,425        152,345        409,308
18.  INTERCOMPANY                                               295,565      1,236,463        301,743        524,130      2,357,901
19.  CUSTOMER DEPOSITS                                                         210,569                                      210,569
20.  DELIVERY                                                                    5,103        488,409        547,261      1,040,773
21.  OTHER (ATTACH LIST)                                             --                                                          --
                                                              ---------      ---------      ---------      ---------     ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                           1,228,429      3,895,245      3,945,106      3,780,287     12,849,066
                                                              =========      =========      =========      =========     ==========
20.  PROFESSIONAL FEES                                               --                         1,088          8,380          9,468
21.  U.S. TRUSTEE FEES                                               --                            --         10,000         10,000
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                     --                         1,850             --          1,850
                                                              ---------      ---------      ---------      ---------     ----------
TOTAL DISBURSEMENTS                                           1,228,429      3,895,245      3,948,043      3,798,667     12,870,383
                                                              =========      =========      =========      =========     ==========
23.  NET CASH FLOW                                              766,027       (873,528)       647,398        774,254      1,314,151
                                                              ---------      ---------      ---------      ---------     ----------
24.  CASH - END OF MONTH (MOR-2)                              1,294,818        421,289      1,068,687      1,842,942      1,842,942
                                                              =========      =========      =========      =========     ==========

                     * applies to Individual debtor's only.
             MOR-7

CASE NAME: NATIONWIDE HOUSING SYSTEMS, L.P.          CASE NUMBER: 01-80030-G3-11

                           CASH ACCOUNT RECONCILIATION
                               MONTH OF APRIL 2001

BANK NAME          BANK OF AMERICA     BANK OF AMERICA      AMSOUTH BANK       AREA BANK      1ST NATIONAL BRYAN      PETTY CASH
---------          ---------------     ---------------      ------------       ---------      ------------------      ----------
ACCOUNT NUMBER        # 3755500179       # 1390026434       # 5000119268     # 8400052943          # 30889301


                                                                                                                         GRAND
ACCOUNT TYPE                      OPERATING     OPERATING   DEPOSITORY   DEPOSITORY   DEPOSITORY       OTHER FUNDS       TOTAL
------------                      ---------     ---------   ----------   ----------   ----------       -----------       -----
BANK BALANCE                      2,047,667            --           --           --           --            34,558     2,082,225
DEPOSIT IN TRANSIT                       --            --           --           --           --                --            --
OUTSTANDING CHECKS                 (239,283)           --           --           --           --                --      (239,283)
                                  ---------     ---------   ----------   ----------   ----------       -----------    ----------
ADJUSTED BANK BALANCE             1,808,384            --           --           --           --            34,558     1,842,942
                                  =========     =========   ==========   ==========   ==========       ===========    ==========
BEGINNING CASH - PER BOOKS        1,033,630            --           --           --           --            35,058     1,068,687
RECEIPTS                          4,572,921            --           --           --           --                --     4,572,921
TRANSFERS BETWEEN ACCOUNTS         (523,630)           --           --           --           --              (500)     (524,130)
(WITHDRAWAL) CONTRIBUTION - BY
INDIVIDUAL DEBTOR MFR-2                  --            --           --           --           --                --            --
CHECKS / OTHER DISBURSEMENTS      3,274,537)           --           --           --           --                --    (3,274,537)
                                  ---------     ---------   ----------   ----------   ----------       -----------    ----------
ENDING CASH - PER BOOKS           1,808,384            --           --           --           --            34,558     1,842,942
                                  =========     =========   ==========   ==========   ==========       ===========    ==========

                 MOR-8

CASE NAME: NATIONWIDE HOUSING SYSTEMS, L.P.         CASE NUMBER: 01-80030-G3-11


                   PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS.

ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                                         MONTH      MONTH        MONTH       MONTH
             INSIDERS: NAME/POSITION/COMP TYP                           JANUARY    FEBRUARY      MARCH       APRIL    MONTH  MONTH
             --------------------------------                           -------    --------      -----       -----    -----  -----
1. FINIS F. TEETER/PRESIDENT HSTR GENERAL HOLDINGS                         --           --           --         --       --     --
2. RONALD MCCASLIN/VP, DIRECTOR HSTR GENERAL HOLDINGS                      --           --           --         --       --     --
3. CHARLES N. CARNEY, JR./VP, DIRECTOR HSTR GEN HOLD/DALARY, EXPENSE    9,231       19,274       29,527     16,460       --     --
4. RICHARD A. CARVER/VP HSTR GENERAL HOLDINGS                              --           --           --         --       --     --
5. JACKIE HOLLAND/VP HSTR GENERAL HOLDINGS                                 --           --           --         --       --     --
6. CRAIG A. REYNOLDS/VP, SECRETARY HSTR GENERAL HOLDINGS                   --           --           --         --       --     --
7. KRISTI E. GROSS/ASST SECRETARY HSTR GENERAL HOLDINGS                    --           --           --         --       --     --
8. MARY MORTON/ASST SECRETARY HSTR GENERAL HOLDINGS                     2,308        4,615        6,923      4,615       --     --
9. DENNIS L. JONES/PRESIDENT, DIRECTOR HSTR RETAIL HOLDINGS                --           --           --         --       --     --
10. RONALD KRUEGER/VP, TREASURER, DIRECTOR HSTR RETAIL HOLD                --           --           --         --       --     --
11. ROBERT GRIER/SECRETARY, DIRECTOR HSTR RETAIL HOLD                      --           --           --         --       --     --
12. BETH L. PEOPLES/ASST SECRETARY, ASST TREASURER HSTR RET HOLD           --           --           --         --       --     --
                                                                      -------      -------       ------    -------    -----  -----
TOTAL INSIDERS (MOR-1)                                                 11,538       23,889       36,450     21,075       --     --
                                                                      =======      =======       ======    =======    =====  =====


                                    MONTH        MONTH           MONTH         MONTH
PROFESSIONALS/NAME/ORDER DATE      JANUARY      FEBRUARY         MARCH         APRIL         MONTH         MONTH
-----------------------------      -------      --------         -----         -----         -----         -----
1. FLOYD, ISGUR, RIOS & WAHRLICH        --            --         1,088         2,430            --            --
2.STRATEGIC CAPITALCORPORATION          --            --            --         5,950            --            --
3                                       --            --            --            --            --            --
4                                       --            --            --            --            --            --
5                                       --            --            --            --            --            --
6                                       --            --            --            --            --            --
                                   -------      --------         -----         -----         -----         -----
TOTAL PROFESSIONALS (MOR-1)             --            --         1,088         8,380            --            --
                                   =======      ========         =====         =====         =====         =====

                          MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: NATIONWIDE NC HOMES, INC.          PETITION DATE: JANUARY 11, 2001

                                                             CASE NUMBER: 01-80031-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  APRIL  YEAR   2001
                                            -----         ----

              MONTH                           JANUARY       FEBRUARY          MARCH           APRIL
              -----                           -------       --------          -----           -----
REVENUES (MOR-6)                             (259,689)        606,755       1,417,085       1,401,761
INCOME BEFORE INT, DEPREC./TAX (MOR-6)       (270,827)     (4,936,786)     (1,163,245)     (1,090,159)
NET INCOME (LOSS) (MOR-6)                    (347,722)     (5,017,156)     (1,240,140)     (1,089,774)
PAYMENTS TO INSIDERS (MOR-9)                       --              --              --             644
PAYMENTS TO PROFESSIONALS (MOR-9)                  --              --              --              --
TOTAL DISBURSEMENTS (MOR-8)                   152,875         865,599       1,592,857       1,418,792

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

              REQUIRED INSURANCE MAINTAINED
                  AS OF SIGNATURE DATE

                                                   EXP.
                                                   DATE
                                                   ----
CASUALTY                     YES (X)  NO ( )     06/30/02
LIABILITY                    YES (X)  NO ( )     06/30/02
VEHICLE                      YES (X)  NO ( )     06/30/02
WORKER'S                     YES (X)  NO ( )     03/27/02
OTHER - DIRECTOR/OFFICER     YES (X)  NO ( )     01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Wahrlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP: Houston, TX 77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                                  CIRCLE ONE
Are all accounts receivable being collected within terms?                          YES  [NO]
Are all posted-petition liabilities, including taxes, being paid within terms?    [YES]  NO
Have any pre-petition liabilities been paid?                                      [YES]  NO

If so, describe. PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS
OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND COMPENSATION
SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                    [YES]  NO

Were any assets disposed of outside the normal course of business?                [YES]  NO

If so, describe. PROPERTY, PLANT & EQUIPMENT AND OTHER ASSET
SALES MADE PURSUANT TO various COURT ORDERS AUTHORIZING SUCH
ASSET SALES.

Are all U.S. Trustee Quarterly Fee Payments current?                              [YES]  NO

What is the status of your Plan of Reorganization? DISCLOSURE
STATEMENT AND PROPOSED PLAN APPROVED FOR MAILING ON JUNE 18, 2001.
MAILING COMMENCED ON JUNE 26, 2001.

                         I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                         SIGNED /s/ CRAIG A. REYNOLDS
                               ----------------------------------------------
                         TITLE Vice President of Finance
                               ----------------------------------------------


         MOR-1

CASE NAME: NATIONWIDE NC HOMES, INC.                 CASE NUMBER: 01-80031-G3-11

                           COMPARATIVE BALANCE SHEETS

                                                                MONTH           MONTH           MONTH            MONTH
                ASSETS                    FILING DATE *        JANUARY         FEBRUARY         MARCH            APRIL
                ------                    -------------       ----------      ----------      ----------       ---------
CURRENT ASSETS
    Cash                                        161,100          492,593         392,147         872,088         805,576
    Accounts Receivable, Net                  6,232,287        4,913,054       3,691,493       2,566,744       1,998,419
    Inventory: Lower of Cost or Market       12,358,890       12,429,169      10,324,611       8,294,869       6,356,429
    Prepaid Expenses                             71,082           61,154          42,604          55,582          37,724
    Investments                                      --               --              --              --              --
    Other                                            --               --              --              --              --
                                             ----------       ----------      ----------      ----------       ---------
TOTAL CURRENT ASSETS                         18,823,359       17,895,970      14,450,855      11,789,283       9,198,148
                                             ==========       ==========      ==========      ==========       =========
PROPERTY, PLANT & EQUIP, @ COST               5,116,397        5,048,396       5,048,396       5,048,396       4,785,982
Less Accumulated Depreciation                 1,834,947        1,888,132       1,965,026       2,041,921       1,994,722
Less Impairment of Assets                                                      2,678,207       2,678,207       2,386,097
                                             ----------       ----------      ----------      ----------       ---------
Net Book Value of PP & E                      3,281,450        3,160,263         405,163         328,268         405,163
                                             ==========       ==========      ==========      ==========       =========
OTHER ASSETS:
    1.  Tax Deposits                                 --               --              --              --              --
    2.  Investments in Subs                          --               --              --              --              --
    3.  Deposits                                    720              720             720             720             720
    4.  Interests in Insurance Policies              --               --              --              --              --
    5.  Note Receivable                          17,950           16,900              --          57,075          57,075
    6.  Deferred Tax Asset                           --               --              --         110,611         110,611
    7.  Goodwill                                   (929)              --              --              --              --
    8.  Other Assets                            114,505          114,087         110,611              --              --
                                             ----------       ----------      ----------      ----------       ---------
       TOTAL ASSETS                          22,237,054       21,187,941      14,967,349      12,285,957       9,771,716
                                             ==========       ==========      ==========      ==========       =========

                    * Per Schedules and Statement of Affairs

         MOR-2

CASE NAME: NATIONWIDE NC HOMES, INC.                 CASE NUMBER: 01-80031-G3-11

                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                         MONTH            MONTH            MONTH            MONTH
EQUITY                                  FILING DATE *        JANUARY         FEBRUARY           MARCH            APRIL
---------------------                   -------------      -----------      -----------      -----------      -----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                          404,558        1,938,122        1,893,829        1,723,302
                                                           -----------      -----------      -----------      -----------
    PRE-PETITION LIABILITIES:
       NOTES PAYABLE - SECURED             13,293,465       12,810,736       11,287,943        9,809,242        6,857,899
       PRIORITY DEBT                          440,223          405,517          266,548          243,712          242,577
       FEDERAL INCOME TAX                          --         (228,170)        (228,170)        (228,170)        (228,170)
       FICA/WITHHOLDING                            --               --               --               --               --
       UNSECURED DEBT                       2,168,043        1,834,818          756,880          861,458        2,552,534
       INTERCOMPANY NON-FILING                     --            3,211               --               --               --
       INTERCOMPANY                        19,648,866       19,618,537       19,624,446       19,624,446       19,631,909
       OTHER                                       --               --               --               --               --
                                          -----------      -----------      -----------      -----------      -----------
   TOTAL PRE-PETITION LIABILITIES          35,550,597       34,444,647       31,707,647       30,310,688       29,056,748
                                          -----------      -----------      -----------      -----------      -----------
TOTAL LIABILITIES                          35,550,597       34,849,205       33,645,769       32,204,517       30,780,051
                                          ===========      ===========      ===========      ===========      ===========
OWNER'S EQUITY (DEFICIT):
       PREFERRED STOCK                             --               --
       COMMON STOCK                                10               10               10               10               10
ADDITIONAL PAID-IN CAPITAL                      9,990            9,990            9,990            9,990            9,990
RETAINED EARNINGS: FILING DATE            (13,323,543)     (13,323,543)     (13,323,543)     (13,323,543)     (13,323,543)
RETAINED EARNINGS: POST FILING DATE                --         (347,722)      (5,364,878)      (6,605,017)      (7,694,791)
                                          -----------      -----------      -----------      -----------      -----------
TOTAL OWNER'S EQUITY (NET WORTH)          (13,313,543)     (13,661,265)     (18,678,420)     (19,918,560)     (21,008,334)
                                          -----------      -----------      -----------      -----------      -----------
TOTAL LIABILITIES & OWNER'S EQUITY         22,237,054       21,187,941       14,967,349       12,285,956        9,771,716
                                          ===========      ===========      ===========      ===========      ===========

                    * Per Schedules and Statement of Affairs

         MOR-3

CASE NAME: NATIONWIDE NC HOMES, INC.                 CASE NUMBER: 01-80031-G3-11

                      SCHEDULE OF POST-PETITION LIABILITIES

                                               MONTH        MONTH         MONTH         MONTH
                                              JANUARY     FEBRUARY        MARCH         APRIL
                                              -------     ---------     ---------     ---------
TRADE ACCOUNTS PAYABLE                         60,722       446,931       348,213       861,659
                                              -------     ---------     ---------     ---------
TAX PAYABLE
     FEDERAL PAYROLL TAXES                     25,000        44,964        45,482        56,387
     STATE PAYROLL & SALES                         37        16,406        25,201        13,751
      AD VALOREM TAXES                          3,450         3,450        10,350        13,800
     OTHER TAXES                                   --            --            --            --
                                              -------     ---------     ---------     ---------
TOTAL TAXES PAYABLE                            28,487        64,820        81,033        83,938
                                              =======     =========     =========     =========
SECURED DEBT POST-PETITION                         --            --            --            --
ACCRUED INTEREST PAYABLE                           --            --            --            --
* ACCRUED PROFESSIONAL FEES                        --            --            --            --
OTHER ACCRUED LIABILITIES:
     1. DEPOSITS                               60,002       109,591       417,489       249,079
     2. SALARIES                                5,656       232,474       229,790        93,826
     3. COST OF SALES                         776,909       513,574       417,507
     4. INTERCOMPANY                          249,691       307,398       303,730        17,293
                                              -------     ---------     ---------     ---------
TOTAL POST-PETITION LIABILITIES (MOR-3)       404,558     1,938,122     1,893,828     1,723,302
                                              =======     =========     =========     =========

* PAYMENT REQUIRES COURT APPROVAL.

         MOR-4

CASE NAME: NATIONWIDE NC HOMES, INC.                 CASE NUMBER: 01-80031-G3-11

                       AGING OF POST-PETITION LIABILITIES
                                 MONTH OF APRIL

                                                                AD-VALOREM,
 DAYS       TOTAL     TRADE ACCTS     FED TAXES   STATE TAXES   OTHER TAXES        OTHER
 ----     ---------   -----------     ---------   -----------   -----------       -------
 0-30     1,723,302       861,659        56,387        13,751        13,800       777,704
31-60            --
61-90            --
91 +             --
          ---------       -------        ------        ------        ------       -------
TOTAL     1,723,302       861,659        56,387        13,751        13,800       777,704
          =========       =======        ======        ======        ======       =======

                          AGING OF ACCOUNTS RECEIVABLE

   MONTH        JANUARY      FEBRUARY        MARCH         APRIL
   -----       ---------     ---------     ---------     ---------
 0-30 DAYS       229,299       348,213            --            --
31-60 DAYS       180,759       149,034            --            --
61-90 DAYS       561,115        84,434        44,710            --
91 +  DAYS     3,941,881     3,458,025     2,522,034     1,998,419
               ---------     ---------     ---------     ---------
TOTAL          4,913,054     4,039,706     2,566,744     1,998,419
               =========     =========     =========     =========

         MOR-5

CASE NAME: NATIONWIDE NC HOMES, INC.                 CASE NUMBER: 01-80031-G3-11

                           STATEMENT OF INCOME (LOSS)

            MONTH                          JANUARY       FEBRUARY          MARCH           APRIL     FILING TO DATE
            -----                         ---------     ----------      ----------      ----------   --------------
REVENUES (MOR-1)                          (259,689)        606,755       1,417,085       1,401,761        3,165,912
TOTAL COST OF REVENUES                    (116,734)      1,299,867       2,168,923       2,196,205        5,548,261
GROSS PROFIT                              (142,955)       (693,112)       (751,838)       (794,444)      (2,382,349)
OPERATING EXPENSES:
       Selling & Marketing                  91,253         215,606         170,382         217,291          694,532
       General & Administrative             36,619         157,819         190,343         140,911          525,692
       Insiders Compensation                    --                              --              --               --
       Professional Fees                        --                          49,095          14,410           63,505
       Impairment of Assets                     --       3,870,249           1,587              --        3,871,835
       Other (attach list)                      --                                         (76,897)         (76,897)
                                          --------      ----------      ----------      ----------     ------------
TOTAL OPERATING EXPENSES                   127,872       4,243,674         411,407         295,715        5,078,667
                                          --------      ----------      ----------      ----------     ------------
INCOME BEFORE INT, DEPR/TAX (MOR-1)       (270,827)     (4,936,786)     (1,163,245)     (1,090,159)      (7,461,016)
                                          ========      ==========      ==========      ==========     ============
INTEREST EXPENSE                                --                                                               --
DEPRECIATION                                76,895          80,370          76,895              --          234,160
OTHER (INCOME) EXPENSE *                        --                                            (385)            (385)
OTHER ITEMS **                                  --                                                               --
                                          --------      ----------      ----------      ----------     ------------
TOTAL INT, DEPR & OTHER ITEMS               76,895          80,370          76,895            (385)         233,775
                                          --------      ----------      ----------      ----------     ------------
NET INCOME BEFORE TAXES                   (347,722)     (5,017,156)     (1,240,140)     (1,089,774)      (7,694,791)
                                          ========      ==========      ==========      ==========     ============
FEDERAL INCOME TAXES                            --              --              --              --               --
                                          --------      ----------      ----------      ----------     ------------
NET INCOME (LOSS) (MOR-1)                 (347,722)     (5,017,156)     (1,240,140)     (1,089,774)      (7,694,791)
                                          ========      ==========      ==========      ==========     ============

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

         MOR-6

CASE NAME: NATIONWIDE NC HOMES, INC.                 CASE NUMBER: 01-80031-G3-11

CASH RECEIPTS AND                                             MONTH         MONTH           MONTH          MONTH         FILING TO
DISBURSEMENTS                                                JANUARY      FEBRUARY          MARCH          APRIL           DATE
-----------------                                            -------      --------        ---------      ---------       ---------
 1.  CASH - BEGINNING OF MONTH                               161,100        492,593         392,147        872,088         161,100
RECEIPTS:
 2.  CASH SALES                                              293,967        932,858         948,534        643,975       2,819,334
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                       273,042        147,044       1,101,253        568,325       2,089,663
 4.  LOANS & ADVANCES (ATTACH LIST)                               --                              0                             --
 5.  SALE OF ASSETS                                               --                              0                             --
 6.  CUSTOMER DEPOSITS                                           578                              0            578
 7.  INTERCOMPANY                                                 --                         23,010        139,979         162,989
                                                             -------      ---------       ---------      ---------       ---------
TOTAL RECEIPTS                                               567,587      1,079,901       2,072,797      1,352,279       5,072,564
                                                             =======      =========       =========      =========       =========
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
 8.  NET PAYROLL                                                  --                                                            --
 9.  PAYROLL TAXES PAID                                        3,437                         21,371         45,118          69,926
10.  SALES, USE & OTHER TAXES PAID                                --         16,205                                         16,205
11.  SECURED / RENTAL / LEASES                                83,161        666,115       1,141,984        839,063       2,730,322
12.  UTILITIES                                                    --         11,907          32,882         21,886          66,675
13.  INSURANCE                                                19,569         21,700          35,200         44,460         120,929
14.  INVENTORY PURCHASES                                      25,410         94,018          97,505        184,829         401,762
15.  VEHICLE EXPENSES                                          5,237          4,063           4,330          4,041          17,670
16.  TRAVEL ENTERTAINMENT                                      2,151            204           4,300          5,729          12,384
17.  REPAIRS, MAINTENANCE & SUPPLIES                           8,381         17,291         172,698        170,179         368,549
18.  ADMINISTRATIVE & SELLING                                  5,529          3,695           3,000          6,624          18,847
19.  INTERCOMPANY                                             83,218        279,577                                        362,795
20.  DELIVERY                                                     --         65,574          79,496         88,220         233,289
21.  OTHER (ATTACH LIST)                                          --             --                                             --
                                                             -------      ---------       ---------      ---------       ---------
TOTAL DISBURSEMENTS FROM OPERATIONS                          236,093      1,180,347       1,592,767      1,410,148       4,419,355
                                                             =======      =========       =========      =========       =========
21.  PROFESSIONAL FEES                                            --                             90            644             734
22.  U.S. TRUSTEE FEES                                            --                                         8,000           8,000
23.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                  --                              0                             --
                                                             -------      ---------       ---------      ---------       ---------
TOTAL DISBURSEMENTS                                          236,093      1,180,347       1,592,857      1,418,792       4,428,088
                                                             =======      =========       =========      =========       =========
24.  NET CASH FLOW                                           331,494       (100,446)        479,940        (66,512)        644,476
                                                             -------      --------        ---------      ---------       ---------
25.  CASH - END OF MONTH (MOR-2)                             492,593        392,147         872,088        805,576         805,576
                                                             =======      =========       =========      =========       =========

                   * applies to Individual debtor's only.                    (0)

         MOR-7

CASE NAME: NATIONWIDE NC HOMES, INC.                 CASE NUMBER: 01-80031-G3-11

                           CASH ACCOUNT RECONCILIATION
                               MONTH OF APRIL 2001

BANK NAME                            BANK OF AMERICA        BB&T      BANK OF AMERICA   CENTURA BANK    PETTY CASH
---------                            ---------------    ------------  ---------------   ------------    ----------
ACCOUNT NUMBER                         # 3755500234     # 5210952421                    # 1390003905

ACCOUNT TYPE                            OPERATING         EXPENSE       INVESTMENT       DEPOSITORY     OTHER FUNDS       TOTAL
------------                            ---------         -------       ----------       ----------     -----------    -----------
BANK BALANCE                              578,088           5,184          249,302               --           9,940       842,514
DEPOSIT IN TRANSIT                             --              --               --               --              --            --
OUTSTANDING CHECKS                        (36,938)             --               --               --              --       (36,938)
                                       ----------           -----          -------            -----           -----    ----------
ADJUSTED BANK BALANCE                     541,150           5,184          249,302               --           9,940       805,576
                                       ==========           =====          =======            =====           =====    ==========
BEGINNING CASH - PER BOOKS                856,964           5,184               --               --           9,940       872,088
RECEIPTS                                1,212,301              --               --               --              --     1,212,301
TRANSFERS BETWEEN ACCOUNTS               (109,323)             --          249,302               --              (0)      139,979
(WITHDRAWAL) CONTRIBUTION - BY
INDIVIDUAL DEBTOR MFR-2                        --              --               --               --              --            --
CHECKS / OTHER DISBURSEMENTS           (1,418,792)             --               --               --              --    (1,418,792)
                                       ----------           -----          -------            -----           -----    ----------
ENDING CASH - PER BOOKS                   541,150           5,184          249,302               --           9,940       805,576
                                       ==========           =====          =======            =====           =====    ==========

         MOR-8

CASE NAME: NATIONWIDE NC HOMES, INC.                 CASE NUMBER: 01-80031-G3-11

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS.

ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                              MONTH       MONTH          MONTH        MONTH
   INSIDERS: NAME/POSITION/COMP TYPE                         JANUARY     FEBRUARY        MARCH        APRIL
1. Charles N. Carney, Jr./President, Director                     --           --            0            0
2. CRAIG A. REYNOLDS/VP, SECRETARY, TREASURER, DIRECTOR           --           --            0            0
3. MARY MORTON/ASSISTANT SECRETARY                                --           --            0            0
4. KRISTI E. GROSS/ASSISTANT SECRETARY                            --           --            0            0
5                                                                 --           --            0            0
6                                                                 --           --            0            0
                                                               -----        -----        -----        -----
TOTAL INSIDERS (MOR-1)                                            --           --            0            0
                                                               =====        =====        =====        =====

                                                              MONTH       MONTH          MONTH        MONTH
PROFESSIONALS/NAME/ORDER DATE                                JANUARY     FEBRUARY        MARCH        APRIL
Floyd, Isgur, Rios & Wahrlich                                     --           --           90          644
2                                                                 --           --           --           --
3                                                                 --           --           --           --
4                                                                 --           --           --           --
5                                                                 --           --           --           --
6                                                                 --           --           --           --
                                                               -----        -----        -----        -----
TOTAL PROFESSIONALS (MOR-1)                                       --           --           90          644
                                                               =====        =====        =====        =====

         MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION


CASE NAME:  NATIONWIDE WEST, L. P.           PETITION DATE:    JANUARY 11, 2001

                                                               CASE NUMBER:     01-80033-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  APRIL  YEAR  2001
                                            -----        ----

           MONTH                            JANUARY     FEBRUARY        MARCH         APRIL
           -----                            -------     --------        -----         -----
REVENUES (MOR-6)                           (191,863)      151,035     1,316,048     1,194,694
INCOME BEFORE INT, DEPREC./TAX (MOR-6)     (139,434)   (1,940,228)     (147,828)     (108,431)
NET INCOME (LOSS) (MOR-6)                  (237,837)   (2,018,854)     (139,730)     (116,980)
PAYMENTS TO INSIDERS (MOR-9)                  6,923        15,347        20,769        11,818
PAYMENTS TO PROFESSIONALS (MOR-9)                --            --           252           410
TOTAL DISBURSEMENTS (MOR-8)                 216,749       980,355       497,647       783,388

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE sent to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                         EXP.
                                                         DATE
                                                         ----
CASUALTY                        YES (X)  NO ( )        06/30/02
LIABILITY                       YES (X)  NO ( )        06/30/02
VEHICLE                         YES (X)  NO ( )        06/30/02
WORKER'S                        YES (X)  NO ( )        04/01/02
OTHER - DIRECTOR/OFFICER        YES (X)  NO ( )        01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Wahrlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                                    CIRCLE ONE
Are all accounts receivable being collected within terms?                            YES   [NO]

Are all posted-petition liabilities, including taxes, being paid within terms?      [YES]   NO

Have any prepetition liabilities been paid?                                         [YES]   NO
If so, describe.  PURSUANT TO COURT ORDER AUTHORIZING 6 PAYMENTS
OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND COMPENSATION
SIGNED JANUARY 11, 2001

Are all funds received/being deposited into DIP bank accounts?                      [YES]   NO

Were any assets disposed of outside the normal course of business?                   YES   [NO]
If so, describe.
                 --------------------------------------------------------------

--------------------------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current?                                [YES]   NO

What is the status of your Plan of Reorganization?  DISCLOSURE STATEMENT AND
PROPOSED PLAN APPROVED FOR MAILING ON JUNE 18, 2001. MAILING COMMENCED ON
JUNE 26, 2001.

                              I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                              SIGNED /s/ CRAIG A. REYNOLDS
                                     ------------------------------------------

                              TITLE  Vice President of Finance
                                     ------------------------------------------



         MOR-1

CASE NAME:  NATIONWIDE WEST, L.P.                    CASE NUMBER: 01-80033-G3-11

                           COMPARATIVE BALANCE SHEETS

                                                                   MONTH        MONTH         MONTH       MONTH
                      ASSETS                       FILING DATE *  JANUARY      FEBRUARY       MARCH       APRIL
                      ------                       -------------  -------      --------       -----       -----
CURRENT ASSETS
    Cash                                               265,800      632,185      278,194      506,032      292,862
    Accounts Receivable, Net                         2,897,936    2,021,238    1,000,500      752,438      765,497
    Inventory: Lower of Cost or Market              10,525,500   10,901,964   10,444,133    9,309,148    8,702,889
    Prepaid Expenses                                   133,011      120,336      104,941      123,155       89,745
    Investments                                             --           --           --           --           --
    Other                                                   --           --           --           --           --
                                                    ----------   ----------   ----------   ----------   ----------
TOTAL CURRENT ASSETS                                13,822,248   13,675,723   11,827,767   10,690,772    9,850,992
                                                    ==========   ==========   ==========   ==========   ==========
PROPERTY, PLANT & EQUIP, @ COST                      3,393,093    3,393,093    3,282,710    3,282,710    3,228,604
Less Accumulated Depreciation                        2,045,581    2,087,921    2,081,140    2,115,151    2,112,597
Less Reserve for Impairment                                 --           --      632,316      632,316      527,866
                                                    ----------   ----------   ----------   ----------   ----------
Net Book Value of PP & E                             1,347,512    1,305,172      569,254      535,243      588,141
                                                    ==========   ==========   ==========   ==========   ==========
OTHER ASSETS:
    1.  Tax Deposits                                        --           --           --           --
    2.  Investments in Subs                                 --           --           --           --
    3.  Deposits                                        22,311       22,311       22,311       22,311       22,311
    4.  Interests in Insurance Policies                     --           --           --           --           --
    5.  Note Receivable                                 54,769       41,689        8,570       41,279       31,802
    6.  Deferred Tax Asset                                  --           --           --           --           --
    7.  Goodwill                                       145,850      145,850           --           --           --
    8.  Other Assets                                   479,648      477,565      477,565      477,564      477,564
    9.  Intercompany Non Filing Company                                           10,000       10,000       10,000
                                                    ----------   ----------   ----------   ----------   ----------
       TOTAL ASSETS                                 15,872,338   15,668,310   12,915,468   11,777,169   10,980,809
                                                    ==========   ==========   ==========   ==========   ==========

                    * Per Schedules and Statement of Affairs


         MOR-2

CASE NAME:  NATIONWIDE WEST, L.P.                  CASE NUMBER:  01-80033-G3-11

                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                     MONTH          MONTH          MONTH          MONTH
EQUITY                                   FILING DATE *   JANUARY        FEBRUARY        MARCH          APRIL
---------------------                    -------------  ----------     ----------     ----------     ----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                      731,205      1,531,964      1,663,374      1,639,085
                                                        ----------     ----------     ----------     ----------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured           11,086,291     10,644,338     10,069,367      9,160,106      8,107,751
       Priority Debt                        561,231        393,905        205,953        166,567        164,436
       Federal Income Tax                                 (140,368)      (140,368)      (140,368)      (140,368)
       Fica/withholding                          --             --             --             --             --
       Unsecured Debt                     1,240,078      1,436,842        466,748        482,525        734,735
       Intercompany                      10,328,598     10,184,084     10,144,517     10,185,247     10,332,432
       Other                                     --             --             --             --             --
                                         ----------     ----------     ----------     ----------     ----------
   TOTAL PRE-PETITION LIABILITIES        23,216,198     22,518,801     20,746,218     19,854,077     19,198,986
                                         ----------     ----------     ----------     ----------     ----------
TOTAL LIABILITIES                        23,216,198     23,250,007     22,278,182     21,517,451     20,838,071
                                         ==========     ==========     ==========     ==========     ==========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                           --             --             --             --             --
       Common Stock                              10             10             10             10             10
ADDITIONAL PAID-IN CAPITAL                    9,990          9,990          9,990          9,990          9,990
RETAINED EARNINGS: FILING DATE           (7,353,860)    (7,353,860)    (7,353,860)    (7,353,860)    (7,353,860)
RETAINED EARNINGS: POST FILING DATE              --       (237,837)    (2,018,854)    (2,396,422)    (2,513,402)
                                         ----------     ----------     ----------     ----------     ----------
TOTAL OWNER'S EQUITY (NET WORTH)         (7,343,860)    (7,581,697)    (9,362,714)    (9,740,282)    (9,857,262)
TOTAL LIABILITIES &
                                         ----------     ----------     ----------     ----------     ----------
OWNER'S EQUITY                           15,872,338     15,668,310     12,915,468     11,777,169     10,980,809
                                         ==========     ==========     ==========     ==========     ==========


                    * Per Schedules and Statement of Affairs


         MOR-3

CASE NAME:  NATIONWIDE WEST, L.P.                  CASE NUMBER:  01-80033-G3-11

                      SCHEDULE OF POST-PETITION LIABILITIES

                                            MONTH        MONTH         MONTH         MONTH
                                           JANUARY      FEBRUARY       MARCH         APRIL
                                          ----------   ----------    ----------    ----------
TRADE ACCOUNTS PAYABLE                       180,238      410,773       939,552       644,408
                                          ----------   ----------    ----------    ----------
TAX PAYABLE
     Federal Payroll Taxes                    42,794       48,973        58,058        42,716
     State Payroll & Sales                        --      (12,363)      (12,899)       (5,957)
     Ad Valorem Taxes                          6,222        4,599        16,361        21,301
     Other Taxes                                  --           --            --            --
                                          ----------   ----------    ----------    ----------
TOTAL TAXES PAYABLE                           49,016       41,208        61,520        58,061
                                          ==========   ==========    ==========    ==========
SECURED DEBT POST-PETITION                        --      125,870       310,474       500,159
ACCRUED INTEREST PAYABLE                          --           --            --            --
* ACCRUED PROFESSIONAL FEES                       --        5,000         4,208         1,805
OTHER ACCRUED LIABILITIES:
     1. Deposits                              57,913       71,654            --            --
     2. Salaries                               7,864      110,495       112,460        93,416
     3. Cost of Sales                             --      448,232            --            --
     4. Associates Advances                       --       27,559        27,559       118,042
     5. Intercompany                         436,174      291,172       207,601       223,194
                                          ----------   ----------    ----------    ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)      731,205    1,531,964     1,663,374     1,639,085
                                          ==========   ==========    ==========    ==========


* PAYMENT REQUIRES COURT APPROVAL.


         MOR-4

CASE NAME:  NATIONWIDE WEST, L.P.                  CASE NUMBER:  01-80033-G3-11

                       AGING OF POST-PETITION LIABILITIES
                                 MONTH OF APRIL

                                                          AD-VALOREM,
DAYS      TOTAL     TRADE ACCTS  FED TAXES   STATE TAXES  OTHER TAXES   OTHER
----      -----     -----------  ---------   -----------  -----------   -----
 0-30   1,639,085     664,408      42,716      (5,957)      21,301     916,616
31-60          --
61-90          --
91 +           --
TOTAL   1,639,085     664,408      42,716      (5,957)      21,301     916,616

                          AGING OF ACCOUNTS RECEIVABLE

  MONTH        JANUARY       FEBRUARY      MARCH         APRIL
  -----        -------       --------      -----         -----
 0-30 DAYS      (61,818)           --           --           --
31-60 DAYS      476,651            --           --           --
61-90 DAYS      461,388       201,235           --           --
91 + DAYS     1,145,017       799,264      752,438      765,497
TOTAL         2,021,238     1,000,500      752,438      765,497


           MOR-5

CASE NAME:  NATIONWIDE WEST, L.P.                  CASE NUMBER:  01-80033-G3-11

                           STATEMENT OF INCOME (LOSS)

             MONTH                          JANUARY       FEBRUARY       MARCH          APRIL     FILING TO DATE
             -----                         ----------    ----------    ----------    ----------   --------------
REVENUES (MOR-1)                             (191,863)      151,035     1,316,048     1,194,694     2,469,914
TOTAL COST OF REVENUES                       (159,529)       51,398     1,460,271     1,120,933     2,473,073
GROSS PROFIT                                  (32,334)       99,637      (144,223)       73,761        (3,159)
OPERATING EXPENSES:
       Selling & Marketing                     78,814       175,013       152,797        87,802       494,425
       General & Administrative                21,363        70,704        64,398        98,273       254,738
       Insiders Compensation                    6,923        15,347        20,769        11,817        54,857
       Professional Fees                           --                       2,500        12,721        15,221
       Impairment of Assets                                             1,778,801      (236,859)    1,541,943
       Other (attach list)                         --            --            --       (28,421)      (28,421)
                                           ----------    ----------    ----------    ----------    ----------
TOTAL OPERATING EXPENSES                      107,100     2,039,865         3,605       182,192     2,332,763
                                           ==========    ==========    ==========    ==========    ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)          (139,434)   (1,940,228)     (147,828)     (108,431)   (2,335,922)
                                           ==========    ==========    ==========    ==========    ==========
INTEREST EXPENSE                               56,063        42,514            --         2,628       101,205
DEPRECIATION                                   42,340        36,112        34,728         6,831       120,011
OTHER (INCOME) EXPENSE *                           --            --       (42,826)         (910)      (43,736)
OTHER ITEMS **                                     --            --            --            --            --
                                           ----------    ----------    ----------    ----------    ----------
TOTAL INT, DEPR & OTHER ITEMS                  98,403        78,626        (8,098)        8,549       177,480
                                           ----------    ----------    ----------    ----------    ----------
NET INCOME BEFORE TAXES                      (237,837)   (2,018,854)     (139,730)     (116,980)   (2,513,402)
                                           ==========    ==========    ==========    ==========    ==========
FEDERAL INCOME TAXES                               --            --            --            --            --
                                           ----------    ----------    ----------    ----------    ----------
NET INCOME (LOSS) (MOR-1)                    (237,837)   (2,018,854)     (139,730)     (116,980)   (2,513,402)
                                           ==========    ==========    ==========    ==========    ==========

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote


                   MOR-6

CASE NAME:  NATIONWIDE WEST, L.P.                  CASE NUMBER:  01-80033-G3-11


CASH RECEIPTS AND                                         MONTH        MONTH         MONTH        MONTH        FILING TO
DISBURSEMENTS                                            JANUARY      FEBRUARY       MARCH        APRIL          DATE
-------------                                           ----------   ----------    ----------   ----------    ----------
 1.  CASH - BEGINNING OF MONTH                             265,800      632,185       278,194      506,032       265,800
RECEIPTS:
 2.  CASH SALES                                             51,832      952,052       658,569      563,090     2,225,543
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                     428,760      110,241       196,875           --       735,876
 4.  LOANS & ADVANCES (ATTACH LIST)                             --                         --                         --
 5.  SALE OF ASSETS                                             --                         --                         --
 6.  CUSTOMER DEPOSITS                                       8,346      110,084            --                    118,430
 7.  INTERCOMPANY                                           94,196                         --        7,127       101,323
 8.  REFUNDS                                                    --        2,244            --                      2,244
                                                        ----------   ----------    ----------   ----------    ----------
TOTAL RECEIPTS                                             583,134    1,174,621       855,444      570,217     3,183,416
                                                        ==========   ==========    ==========   ==========    ==========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 9.  NET PAYROLL                                                --                                                    --
10.  PAYROLL TAXES PAID                                         --      320,232         5,906       10,361       336,499
11.  SALES, USE & OTHER TAXES PAID                              --        5,980                      2,729         8,708
12.  SECURED / RENTAL / LEASES                             181,835      526,590       155,900      422,764     1,287,088
13.  UTILITIES                                                  --          868        22,915       19,453        43,236
14.  INSURANCE                                              15,479       19,538        52,176       10,662        97,855
15.  INVENTORY PURCHASES                                        --       22,836       126,239      160,219       309,293
16.  VEHICLE EXPENSES                                        4,114        3,578         3,918        3,319        14,928
17.  TRAVEL ENTERTAINMENT                                    2,316        1,832         1,645        5,030        10,824
18.  REPAIRS, MAINTENANCE & SUPPLIES                           404       10,613        33,399       31,307        75,722
19.  ADMINISTRATIVE & SELLING                               12,600        7,011        23,748       33,821        77,180
20.  INTERCOMPANY                                                       548,785       129,958                    678,743
21.  DELIVERY                                                            53,261        71,550       75,813       200,624
22.  CUSTOMER REFUNDS                                           --        7,490                                    7,490
                                                        ----------   ----------    ----------   ----------    ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                        216,749    1,528,612       627,353      775,477     3,148,190
                                                        ==========   ==========    ==========   ==========    ==========
21.  PROFESSIONAL FEES                                          --                        252          410           662
22.  U.S. TRUSTEE FEES                                          --                                   7,500         7,500
23.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                --                                                    --
                                                        ----------   ----------    ----------   ----------    ----------
TOTAL DISBURSEMENTS                                        216,749    1,528,612       627,605      783,386     3,156,352
                                                        ==========   ==========    ==========   ==========    ==========
24.  NET CASH FLOW                                         366,385     (353,991)      227,839     (213,169)       27,064
                                                        ----------   ----------    ----------   ----------    ----------
25.  CASH - END OF MONTH (MOR-2)                           632,185      278,194       506,032      292,863       292,863
                                                        ==========   ==========    ==========   ==========    ==========


                     * applies to Individual debtor's only.


                    MOR-7

CASE NAME:  NATIONWIDE WEST, L.P.                  CASE NUMBER:  01-80033-G3-11

                           CASH ACCOUNT RECONCILIATION
                               MONTH OF APRIL 2001


BANK NAME                                           BANK OF AMERICA  BANK OF AMERICA  COLORADO SPRINGS PETTY CASH
---------                                           ---------------  ---------------  ---------------- ----------
ACCOUNT NUMBER                                        # 3755500140    # 1390026421        # 60453                     GRAND
ACCOUNT TYPE                                           OPERATING       OPERATING         DEPOSITORY    OTHER FUNDS    TOTAL
------------                                           ---------       ---------         ----------    -----------    -----
BANK BALANCE                                              488,708            --            18,243           9,268     516,219
DEPOSIT IN TRANSIT                                             --            --                --              --          --
OUTSTANDING CHECKS                                         (9,856)           --                --              --      (9,856)
                                                         --------      --------          --------        --------    --------
ADJUSTED BANK BALANCE                                     478,852            --            18,243           9,268     506,363
                                                         ========      ========          ========        ========    ========
BEGINNING CASH - PER BOOKS                                478,853            --            17,498           9,681     506,032
RECEIPTS                                                  562,346            --               745                     563,090
TRANSFERS BETWEEN ACCOUNTS                                  7,127            --                --              --       7,127
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2         --                                                          --
CHECKS / OTHER DISBURSEMENTS                             (782,975)                                           (413)   (783,388)
                                                         --------      --------          --------        --------    --------
ENDING CASH - PER BOOKS                                   265,351                          18,243           9,268     292,862
                                                         ========      ========          ========        ========    ========


                       MOR-8

CASE NAME:  NATIONWIDE WEST, L.P.                 CASE NUMBER:    01-80033-G3-11

       PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS.

ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                                       MONTH       MONTH       MONTH     MONTH
          INSIDERS: NAME/POSITION/COMP TYPE                           JANUARY     FEBRUARY     MARCH     APRIL
          ---------------------------------                           -------     --------     -----     -----
1. FINIS F. TEETER/PRESIDENT HSTR GENERAL HOLDINGS                        --          --          --
2. RONALD MCCASLIN/VP, DIRECTOR HSTR GENERAL HOLDINGS                     --          --          --
3. CHARLES N. CARNEY, JR./VP, DIRECTOR HSTR GENERAL HOLDINGS              --          --          --
4. RICHARD A. CARVER/VP HSTR GENERAL HOLDINGS                             --          --          --
5. JACKIE HOLLAND/VP HSTR GENERAL HOLDINGS                                --          --          --
6. CRAIG A. REYNOLDS/VP, SECRETARY HSTR GENERAL HOLDINGS                  --          --          --
7. KRISTI E. GROSS/ASST SECRETARY HSTR GENERAL HOLDINGS                   --          --          --
8. MARY MORTON/ASST SECRETARY HSTR GENERAL HOLDINGS                       --          --          --
9. DENNIS L. JONES/PRESIDENT, DIRECTOR HSTR RETAIL HOLDINGS               --          --          --
10. RONALD KRUEGER/VP, TREASURER, DIRECTOR HSTR RETAIL HOLD               --          --          --
11. ROBERT GRIER/SECRETARY, DIRECTOR HSTR RETAIL HOLD                     --          --          --
12. BETH L. PEOPLES/ASST SECRETARY, ASST TREASURER HSTR RET HOLD          --          --          --
13. RAYMOND M. MCKINNEY/PRESIDENT PACIFIC II HOMES/SALARY              6,923      15,347      20,769      11,818
                                                                      ------      ------      ------      ------
TOTAL INSIDERS (MOR-1)                                                 6,923      15,347      20,769      11,818
                                                                      ======      ======      ======      ======

                                   MONTH    MONTH     MONTH    MONTH
PROFESSIONALS/NAME/ORDER DATE     JANUARY  FEBRUARY   MARCH    APRIL
-----------------------------     -------  --------   -----    -----
1. FLOYD, ISIGUR, RIOS & WAHRLICH     --       --      252      410
2.                                    --       --       --       --
3.                                    --       --       --       --
4.                                    --       --       --       --
5.                                    --       --       --       --
6.                                    --       --       --       --
                                     ---      ---      ---      ---
TOTAL PROFESSIONALS (MOR-1)           --       --      252      410
                                     ===      ===      ===      ===


               MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION


CASE NAME:  OAK CREEK HOMES, L. P.    PETITION DATE:    JANUARY 11, 2001

                                                                  CASE NUMBER: 01-80034-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  APRIL   YEAR   2001
                                            ------         ----

              MONTH                               JANUARY          FEBRUARY      MARCH          APRIL
              -----                               -------          --------      -----          -----
REVENUES (MOR-6)                                    376,768      1,386,905      2,007,348     2,894,296
INCOME BEFORE INT, DEPREC./TAX (MOR-6)             (342,320)      (751,150)     1,099,948     1,463,812
NET INCOME (LOSS) (MOR-6)                          (352,790)      (761,553)     1,089,712     1,453,625
PAYMENTS TO INSIDERS (MOR-9)                             --             --             --
PAYMENTS TO PROFESSIONALS (MOR-9)                        --             --             --
TOTAL DISBURSEMENTS (MOR-8)                       1,002,826        914,945      1,335,310     1,282,618


*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------
          REQUIRED INSURANCE MAINTAINED
             AS OF SIGNATURE DATE

                                                   EXP.
                                                   DATE
                                                   ----
CASUALTY                     YES (X)  NO ( )     06/30/02
LIABILITY                    YES (X)  NO ( )     06/30/02
VEHICLE                      YES (X)  NO ( )     06/30/02
WORKER'S                     YES (X)  NO ( )     05/31/02
OTHER - DIRECTOR/OFFICER     YES (X)  NO ( )     01/23/02



--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Wahrlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------


                                                                                     CIRCLE ONE
Are all accounts receivable being collected within terms?                             YES   [NO]

Are all posted-petition liabilities, including taxes, being paid within terms?       [YES]   NO

Have any pre-petition liabilities been paid?                                         [YES]   NO
If so, describe. PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS
OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND COMPENSATION
SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                       [YES]   NO

Were any assets disposed of outside the normal course of business?                    YES   [NO]

If so, describe.
                ---------------------------------------------------------------.

--------------------------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current?                                 [YES]   NO

What is the status of your Plan of Reorganization? DISCLOSURE
STATEMENT AND PROPOSED PLAN APPROVED FOR MAILING ON JUNE 18, 2001.
MAILING COMMENCED ON JUNE 26, 2001.


                            I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                            SIGNED  /s/ CRAIG A. REYNOLDS
                                  ----------------------------------------------

                            TITLE   Vice President of Finance
                                  ----------------------------------------------

     MOR-1

CASE NAME: OAK CREEK HOMES, L.P.                     CASE NUMBER: 01-80034G3-11

                           COMPARATIVE BALANCE SHEETS


                                                                        MONTH          MONTH          MONTH
                ASSETS                   FILING DATE*    JANUARY      FEBRUARY        MARCH          APRIL
                ------                   ------------  ------------  ------------  ------------  ------------
CURRENT ASSETS
    Cash                                      741,999        71,498       305,661       177,638       488,158
    Accounts Receivable, Net                  180,733       833,403       630,141       566,021     1,855,301
    Inventory: Lower of Cost or Market      1,375,348     1,311,195       821,451     1,416,367       654,500
    Prepaid Expenses                               --            --            --            --            --
    Investments                                    --            --            --            --            --
    Other                                          --            --            --            --            --
                                         ------------  ------------  ------------  ------------  ------------
TOTAL CURRENT ASSETS                        2,298,081     2,216,097     1,757,252     2,160,027     2,997,958
                                         ============  ============  ============  ============  ============
PROPERTY, PLANT&EQUIP, @ COST               2,593,817     2,593,817     2,593,817     2,593,817     2,593,817
Less Accumulated Depreciation               1,638,995     1,649,465     1,659,868     1,670,104     1,680,291
                                         ------------  ------------  ------------  ------------  ------------
Net Book Value of PP & E                      954,822       944,352       933,949       923,713       913,526
                                         ============  ============  ============  ============  ============
OTHER ASSETS:
    1.  Tax Deposits                               --            --            --            --            --
    2.  Investments in Subs                        --            --            --            --            --
    3.  Deposits                               48,764        48,764        48,764        41,568        41,568
    4.  Interests in Insurance Policies            --            --            --            --            --
    5.  Note Receivable                         3,379         3,379         3,379            --            --
    6.  Other Assets                          121,218       121,218       121,218       121,218       121,218
    7.  Intercompany                       18,136,354    18,109,637    18,438,419    18,374,729    18,281,000
    8.  Intercompany Post-Petition                 --        17,155            --            --       457,406
                                         ------------  ------------  ------------  ------------  ------------
       TOTAL ASSETS                        21,562,618    21,460,601    21,302,981    21,621,254    22,812,676
                                         ============  ============  ============  ============  ============

                    * Per Schedules and Statement of Affairs

            MOR-2

CASE NAME: OAK CREEK HOMES, L.P.                     CASE NUMBER: 01-80034-G3-11




                           COMPARATIVE BALANCE SHEETS


 LIABILITIES & OWNER'S                                                                   MONTH           MONTH
 EQUITY                                   FILING DATE*     JANUARY        FEBRUARY       MARCH           APRIL
----------------------                    ------------   ------------   ------------   ------------   ------------
   LIABILITIES:
       POST-PETITION LIABILITIES (MOR-4)                      445,654      1,171,559        599,159        515,075
                                                         ------------   ------------   ------------   ------------
       PRE-PETITION LIABILITIES:
          NOTES PAYABLE - SECURED                   --             --
          PRIORITY DEBT                        245,445        120,205        120,205        178,028        178,049
          FEDERAL INCOME TAX                   211,000        211,000        211,000        211,000        211,000
          FICA/WITHHOLDING                          --             --             --             --             --
          UNSECURED DEBT                     2,540,325      2,470,684      2,348,712      2,091,849      1,913,710
          OTHER                                     --             --             --             --             --
                                          ------------   ------------   ------------   ------------   ------------
      TOTAL PRE-PETITION LIABILITIES         2,996,770      2,801,890      2,679,917      2,480,878      2,302,759
                                          ------------   ------------   ------------   ------------   ------------
   TOTAL LIABILITIES                         2,996,770      3,247,544      3,851,476      3,080,037      2,817,834
                                          ============   ============   ============   ============   ============
   OWNER'S EQUITY (DEFICIT):
          PREFERRED STOCK                           --             --             --             --             --
          COMMON STOCK                              --             --             --             --             --
   ADDITIONAL PAID-IN CAPITAL                       --             --             --             --             --
   PARTNERS CAPITAL                         20,609,751     20,609,751     20,609,751     20,609,751     20,609,751
   RETAINED EARNINGS: FILING DATE           (2,043,903)    (2,043,903)    (2,043,903)    (2,043,903)    (2,043,903)
   RETAINED EARNINGS: POST FILING DATE              --       (352,790)    (1,114,344)       (24,631)     1,428,994
                                          ------------   ------------   ------------   ------------   ------------
   TOTAL OWNER'S EQUITY (NET WORTH)         18,565,848     18,213,058     17,451,504     18,541,217     19,994,841
                                          ------------   ------------   ------------   ------------   ------------
   TOTAL LIABILITIES &
   OWNER'S EQUITY                           21,562,618     21,460,601     21,302,981     21,621,254     22,812,676
                                          ============   ============   ============   ============   ============


                    * Per Schedules and Statement of Affairs

     MOR-3

CASE NAME: OAK CREEK HOMES, L.P.                     CASE NUMBER: 01-80034-G3-11




                      SCHEDULE OF POST-PETITION LIABILITIES

                                                 MONTH         MONTH         MONTH        MONTH
                                                JANUARY       FEBRUARY       MARCH         APRIL
                                               ---------     ---------     ---------     ---------
TRADE ACCOUNTS PAYABLE                           281,738       116,121       240,767       246,240
                                               ---------     ---------     ---------     ---------
TAX PAYABLE
     FEDERAL PAYROLL TAXES                        30,942        62,868        42,740        50,702
     STATE PAYROLL & SALES                        11,767        56,957        55,861        59,395
      AD VALOREM TAXES                             9,500        19,000        28,500        38,000
     OTHER TAXES                                      --            --            --            --
                                               ---------     ---------     ---------     ---------
TOTAL TAXES PAYABLE                               52,210       138,825       127,100       148,097
                                               =========     =========     =========     =========
SECURED DEBT POST-PETITION
ACCRUED INTEREST PAYABLE
* ACCRUED PROFESSIONAL FEES                        2,000         4,000         6,000         8,000
OTHER ACCRUED LIABILITIES:
     1. SALARIES                                 106,706        17,019        75,064       100,739
     2. WORKER'S COMP                              3,000         6,000         9,000        12,000
     3. OTHER                                         --            --            --            --
     4. INTERCOMPANY                                  --       889,594       141,228            --
                                               ---------     ---------     ---------     ---------
TOTAL POST-PETITION LIABILITIES (MOR-3)          445,654     1,171,559       599,159       515,075
                                               =========     =========     =========     =========


* PAYMENT REQUIRES COURT APPROVAL.

     MOR-4

CASE NAME: OAK CREEK HOMES, L.P.                     CASE NUMBER: 01-80034-G3-11


                       AGING OF POST-PETITION LIABILITIES
                                 MONTH OF APRIL

                                                                      AD-VALOREM,
DAYS         TOTAL       TRADE ACCTS     FED TAXES     STATE TAXES    OTHER TAXES       OTHER
-------   ------------   ------------   ------------   ------------   ------------   ------------
 0-30          515,075        246,240         50,702         59,395         38,000        120,739
31-60               --
61-90               --
 91 +               --
TOTAL          515,075        246,240         50,702        296,941         38,000        120,739



                          AGING OF ACCOUNTS RECEIVABLE

   MONTH        JANUARY      FEBRUARY        MARCH         APRIL
-----------   -----------   -----------   -----------   -----------
0-30 DAYS         349,703       284,172       368,003       868,289
31-60 DAYS         46,018       256,985            --        73,601
61-90 DAYS        128,813        32,001       158,859        12,568
91 + DAYS         308,869        56,982        39,160       900,843
  TOTAL           833,403       630,141       566,021     1,855,301



     MOR-5

CASE NAME: OAK CREEK HOMES, L.P.                     CASE NUMBER: 01-80034-G3-11




                           STATEMENT OF INCOME (LOSS)


                   MONTH                 JANUARY       FEBRUARY         MARCH          APRIL     FILING TO DATE
                   -----               -----------    -----------    -----------    -----------  --------------
REVENUES (MOR-1)                           376,768      1,386,905      2,007,348      2,894,296      6,665,317
TOTAL COST OF REVENUES                     577,809      1,290,905      1,394,471      2,171,133      5,434,318
GROSS PROFIT                              (201,041)        96,000        612,877        723,163      1,230,999
OPERATING EXPENSES:
       Selling & Marketing                  62,257         87,950         91,988         80,680        322,875
       General & Administrative             79,022         72,053         87,755        145,595        384,425
       Insiders Compensation                    --             --             --             --
       Professional Fees                        --          2,600          8,000         10,600
       Impairment of Assets                     --        687,148       (669,414)      (974,925)      (957,191)
       Other (attach list)                      --             --             --             --
                                       -----------    -----------    -----------    -----------  -------------
TOTAL OPERATING EXPENSES                   141,280        847,150       (487,071)      (740,649)      (239,290)
                                       ===========    ===========    ===========    ===========  =============
INCOME BEFORE INT, DEPR/TAX (MOR-1)       (342,320)      (751,150)     1,099,948      1,463,812      1,470,290
                                       ===========    ===========    ===========    ===========  =============
INTEREST EXPENSE                                --             --             --             --             --
DEPRECIATION                                10,470         10,403         10,236         10,187         41,296
OTHER (INCOME) EXPENSE *                        --             --             --             --             --
OTHER ITEMS **                                  --             --             --             --             --
                                       -----------    -----------    -----------    -----------  -------------
TOTAL INT, DEPR & OTHER ITEMS               10,470         10,403         10,236         10,187         41,296
                                       ===========    ===========    ===========    ===========  =============
NET INCOME BEFORE TAXES                   (352,790)      (761,553)     1,089,712      1,453,625      1,428,994
FEDERAL INCOME TAXES                            --             --             --             --             --
                                       -----------    -----------    -----------    -----------  -------------
NET INCOME (LOSS) (MOR-1)                 (352,790)      (761,553)     1,089,712      1,453,625      1,428,994
                                       ===========    ===========    ===========    ===========  =============


Accrual Accounting Required, Otherwise Footnote With Explanation
* Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

     MOR-6

CASE NAME: OAK CREEK HOMES, L.P.                     CASE NUMBER: 01-80034-G3-11


                                                             MONTH         MONTH        MONTH         MONTH       FILING TO
CASH RECEIPTS AND DISBURSEMENTS                             JANUARY       FEBRUARY      MARCH         APRIL         DATE
-------------------------------                            ----------    ----------   ----------    ----------   ----------
  1.  CASH - BEGINNING OF MONTH                               741,999        71,498      305,661       177,638      741,999
RECEIPTS:
  2.  CASH SALES                                                   --                                       --           --
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                        77,931       604,239    2,455,673     1,544,514    4,682,357
  4.  LOANS & ADVANCES (ATTACH LIST)                               --                                       --           --
  5.  SALE OF ASSETS                                               --                                       --           --
  6.  INTERCOMPANY                                            254,394       544,869                     48,624      847,887
  7.  OTHER (ATTACH LIST)                                          --            --                         --
                                                           ----------    ----------   ----------    ----------   ----------
TOTAL RECEIPTS                                                332,325     1,149,107    2,455,673     1,593,138    5,530,244
                                                           ==========    ==========   ==========    ==========   ==========
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
  8.  NET PAYROLL                                              25,511         5,100                                  30,611
  9.  PAYROLL TAXES PAID                                           --            --                      6,575        6,575
 10.  SALES, USE & OTHER TAXES PAID                                --        10,591           95                     10,686
 11.  SECURED / RENTAL / LEASES                               466,667         8,995        9,933         8,443      494,039
 12.  UTILITIES                                                    --         7,096       13,680        40,533       61,308
 13.  INSURANCE                                                 5,111        52,295       79,791         1,160      138,357
 14.  INVENTORY PURCHASES                                     467,973       729,108    1,102,405     1,110,250    3,409,736
 15.  VEHICLE EXPENSES                                            200            --          400                        600
 16.  TRAVEL ENTERTAINMENT                                        966           737        1,510           474        3,687
 17.  REPAIRS, MAINTENANCE & SUPPLIES                           5,298        79,233       88,989        46,789      220,309
 18.  ADMINISTRATIVE & SELLING                                 26,571         4,258        2,537        26,526       59,891
 19.  INTERCOMPANY                                              4,530                  1,248,384            53    1,252,967
 20.  DELIVERY                                                               17,531       35,973        41,815       95,319
 21.  OTHER (ATTACH LIST)                                          --            --
                                                           ----------    ----------   ----------    ----------   ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                         1,002,826       914,945    2,583,696     1,282,618    5,784,085
                                                           ==========    ==========   ==========    ==========   ==========
 21.  PROFESSIONAL FEES                                            --            --           --            --           --
 22.  U.S. TRUSTEE FEES                                            --            --           --         8,000        8,000
 23.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                  --            --           --            --           --
                                                           ----------    ----------   ----------    ----------   ----------
TOTAL DISBURSEMENTS                                         1,002,826       914,945    2,583,696     1,290,618    5,792,085
                                                           ==========    ==========   ==========    ==========   ==========
 24.  NET CASH FLOW                                          (670,501)      234,163     (128,023)      310,520     (253,842)
                                                           ----------    ----------   ----------    ----------   ----------
 25.  CASH - END OF MONTH (MOR-2)                              71,498       305,661      177,638       488,158      488,158
                                                           ==========    ==========   ==========    ==========   ==========


                  * applies to Individual debtor's only.

     MOR-7

CASE NAME: OAK CREEK HOMES, L.P.                    CASE NUMBER: 01-80034-G3-11




                           CASH ACCOUNT RECONCILIATION
                               MONTH OF APRIL 2001


BANK NAME                      BANK OF AMERICA     BANK ONE      BANK ONE       BANK ONE      PETTY CASH
---------                      ---------------     --------      --------       --------      ----------
ACCOUNT NUMBER                  # 3755500111      # 1826020982   # 1826020990  # 1826021006

ACCOUNT TYPE                       OPERATING        CHECKING     GENERAL        PAYROLL        OTHER FUNDS          TOTAL
------------------------------   --------------    ----------   ----------   --------------   --------------    --------------
BANK BALANCE                            575,928            --           --           38,709              620           615,257
DEPOSIT IN TRANSIT                           --            --           --               --               --                --
OUTSTANDING CHECKS                      (87,099)                        --               --               --           (87,099)
                                     ----------       -------      -------           ------          -------        ----------
ADJUSTED BANK BALANCE                   488,829            --           --           38,709              620           528,158
                                     ==========       =======      =======           ======          =======        ==========
BEGINNING CASH - PER BOOKS              177,018            --           --               --              620           177,638
RECEIPTS                              1,544,514            --           --               --               --         1,544,514
TRANSFERS BETWEEN ACCOUNTS                9,915            --           --           38,709               --            48,624
(WITHDRAWAL) CONTRIBUTION - BY
INDIVIDUAL DEBTOR MFR-2                      --            --           --               --               --                --
CHECKS / OTHER DISBURSEMENTS         (1,282,618)           --           --               --               --        (1,282,618)
                                     ----------       -------      -------           ------          -------        ----------
ENDING CASH - PER BOOKS                 448,829            --           --           38,709              620           488,158
                                     ==========       =======      =======           ======          =======        ==========


     MOR-8

CASE NAME: OAK CREEK HOMES, L.P.                     CASE NUMBER: 01-80034-G3-11




                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                                       MONTH    MONTH      MONTH     MONTH
          INSIDERS: NAME/POSITION/COMP TYPE                           JANUARY   FEBRUARY   MARCH     APRIL     MONTH    MONTH
          ---------------------------------                           -------   --------  -------   -------   -------   -------
 1. FINIS F. TEETER/PRESIDENT HSTR GENERAL HOLDINGS                        --        --        --        --        --        --
 2. RONALD MCCASLIN/VP, DIRECTOR HSTR GENERAL HOLDINGS                     --        --        --        --        --        --
 3. CHARLES N. CARNEY, JR./VP, DIRECTOR HSTR GENERAL HOLDINGS              --        --        --        --        --        --
 4. RICHARD A. CARVER/VP HSTR GENERAL HOLDINGS                             --        --        --        --        --        --
 5. JACKIE HOLLAND/VP HSTR GENERAL HOLDINGS                                --        --        --        --        --        --
 6. CRAIG A. REYNOLDS/VP, SECRETARY HSTR GENERAL HOLDINGS                  --        --        --        --        --        --
 7. KRISTI E. GROSS/ASST SECRETARY HSTR GENERAL HOLDINGS                   --        --        --        --        --        --
 8. MARY MORTON/ASST SECRETARY HSTR GENERAL HOLDINGS                       --        --        --        --        --        --
 9. DENNIS L. JONES/PRESIDENT, DIRECTOR HSTR MFG HOLDINGS                  --        --        --        --        --        --
10. RONALD KRUEGER/VP, TREASURER, DIRECTOR HSTR MFG HOLD                   --        --        --        --        --        --
11. ROBERT GRIER/SECRETARY, DIRECTOR HSTR MFG HOLDINGS                     --        --        --        --        --        --
12. BETH L. PEOPLES/ASST SECRETARY, ASST TREASURER HSTR MFG HOLD           --        --        --        --        --        --
                                                                      -------   --------  -------   -------   -------   -------
TOTAL INSIDERS (MOR-1)                                                     --        --        --        --        --        --
                                                                      =======   ========  =======   =======   =======   =======


                                                         MONTH     MONTH      MONTH      MONTH
PROFESSIONALS/NAME/ORDER DATE                JANUARY    FEBRUARY   MARCH      APRIL      MONTH      MONTH
-----------------------------                -------    --------   ------     ------     ------     ------
1.                                               --         --         --         --         --         --
2.                                               --         --         --         --         --         --
3.                                               --         --         --         --         --         --
4.                                               --         --         --         --         --         --
5.                                               --         --         --         --         --         --
6.                                               --         --         --         --         --         --
                                             ------     ------     ------     ------     ------     ------
TOTAL PROFESSIONALS (MOR-1)                      --         --         --         --         --         --
                                             ======     ======     ======     ======     ======     ======

     MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION


CASE NAME:  OAK CREEK HOUSING PROPERTIES, L. P.     PETITION DATE:    JANUARY 11, 2001

                                                    CASE NUMBER:        01-80035-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  APRIL  YEAR  2001
                                            -----        ----

        MONTH                                           JANUARY          FEBRUARY             MARCH               APRIL
        -----                                           -------          --------             -----               -----
REVENUES (MOR-6)                                             --                 --                 --                 --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)                 (409,424)          (259,642)        (2,129,858)          (148,640)
NET INCOME (LOSS) (MOR-6)                              (477,754)          (305,795)        (2,198,101)          (216,687)
PAYMENTS TO INSIDERS (MOR-9)                             34,667             38,601             42,179             32,861
PAYMENTS TO PROFESSIONALS (MOR-9)                            --                 --
TOTAL DISBURSEMENTS (MOR-8)                              49,256            168,801             65,780             65,815

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE


                                                                           EXP.
                                                                           DATE
                                                                           ----
CASUALTY                                       YES (X)  NO ( )           06/30/02
LIABILITY                                      YES (X)  NO ( )           06/30/02
VEHICLE                                        YES (X)  NO ( )           06/30/02
WORKER'S                                       YES (X)  NO ( )           05/31/02
OTHER - DIRECTOR/OFFICER                       YES (X)  NO ( )           01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Wahrlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------


                                                                                           CIRCLE ONE
Are all accounts receivable being collected within terms?                                 YES      [NO]

Are all posted-petition liabilities, including taxes, being paid within terms?           [YES]      NO

Have any pre-petition liabilities been paid?                                             [YES]      NO

If so, describe. PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS OF PRE-PETITION
WAGES, SALARIES, COMMISSIONS AND COMPENSATION SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                           [YES]      NO

Were any assets disposed of outside the normal course of business?                       [YES]      NO

If so, describe. PROPERTY, PLANT & EQUIPMENT AND OTHER ASSET SALES MADE PURSUANT
TO VARIOUS COURT ORDERS AUTHORIZING SUCH ASSET SALES.

Are all U.S. Trustee Quarterly Fee Payments current?                                     [YES]      NO

What is the status of your Plan of Reorganization? DISCLOSURE STATEMENT AND PROPOSED PLAN APPROVED FOR MAILING ON JUNE 18, 2001. MAILING COMMENCED ON JUNE 26, 2001.

                                    I certify under penalty of perjury that the following complete Monthly Operating Report
                                    (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                    SIGNED  /s/ CRAIG A. REYNOLDS
                                           -----------------------------------

                                    TITLE   Vice President of Finance
                                           -----------------------------------


         MOR-1

CASE NAME:  OAK CREEK HOUSING PROPERTIES, L.P.     CASE NUMBER: 01-80035-G3-11



                           COMPARATIVE BALANCE SHEETS



                                                            MONTH         MONTH          MONTH           MONTH
      ASSETS                            FILING DATE *      JANUARY       FEBRUARY        MARCH           APRIL
                                        -------------    -----------    -----------    -----------    -----------
CURRENT ASSETS
    Cash                                      123,722        155,188        115,078      3,141,408      3,150,797
                                          -----------    -----------    -----------    -----------    -----------
    Accounts Receivable, Net                  668,110        667,785        664,635        653,446        653,446
    Inventory: Lower of Cost or Market             --             --             --             --             --
    Prepaid Expenses                          654,820        654,820        633,007        344,877        203,766
    Investments                                    --             --             --             --             --
    Other                                          --             --             --             --             --
                                          -----------    -----------    -----------    -----------    -----------
TOTAL CURRENT ASSETS                        1,446,652      1,477,793      1,412,720      4,139,731      4,008,009
                                          ===========    ===========    ===========    ===========    ===========
PROPERTY, PLANT & EQUIP, @ COST            19,911,900     19,911,900     19,911,900     14,463,437     14,463,437
Less Accumulated Depreciation               3,061,947      3,130,276      3,198,422      2,531,417      2,599,464
                                          -----------    -----------    -----------    -----------    -----------
Net Book Value of PP & E                   16,849,953     16,781,624     16,713,478     11,932,020     11,863,973
                                          ===========    ===========    ===========    ===========    ===========
OTHER ASSETS:
    1.  Tax Deposits                               --             --             --             --             --
    2.  Investments in Subs                  (890,565)      (890,565)      (890,565)      (890,565)      (890,565)
    3.  Deposits                               44,806         44,806         44,806         44,805         44,806
    4.  Interests in Insurance Policies       185,231        185,231        185,231        185,231        185,231
    5.  Note Receivable                        11,821         11,821         11,821             --             --
    6.  Other Assets                        1,108,308      1,108,308      1,108,308      1,108,308      1,108,308
    7.  Intercompany                       40,320,058     40,320,058     40,320,058     40,320,058     40,320,058
                                          -----------    -----------    -----------    -----------    -----------
       TOTAL ASSETS                        59,076,263     59,039,075     58,905,855     56,839,588     56,639,818
                                          ===========    ===========    ===========    ===========    ===========


                    * Per Schedules and Statement of Affairs


         MOR-2

CASE NAME: OAK CREEK HOUSING PROPERTIES, L.P.      CASE NUMBER: 01-80035-G3-11




                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                     MONTH          MONTH          MONTH         MONTH
EQUITY                                FILING DATE *      JANUARY        FEBRUARY        MARCH         APRIL
---------------------                 -------------    -----------    -----------    -----------    -----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                      645,569        944,825      1,305,318      1,327,170
                                                       -----------    -----------    -----------    -----------
    PRE-PETITION LIABILITIES:
       NOTES PAYABLE - SECURED                   --             --             --             --             --
       PRIORITY DEBT                        316,438        207,920        207,920        260,145        260,145
       FEDERAL INCOME TAX                  (222,000)      (222,000)      (222,000)      (222,000)      (222,000)
       FICA/WITHHOLDING                          --             --             --             --             --
       UNSECURED DEBT                     1,509,357      1,509,410      1,670,918      1,390,666      1,245,640
       INTERCOMPANY                      54,840,599     54,744,059     54,455,870     54,455,870     54,595,961
       OTHER                                     --             --             --             --             --
                                        -----------    -----------    -----------    -----------    -----------
   TOTAL PRE-PETITION LIABILITIES        56,444,394     56,239,390     56,112,709     55,884,681     55,879,745
                                        -----------    -----------    -----------    -----------    -----------
TOTAL LIABILITIES                        56,444,394     56,884,959     57,057,534     57,189,999     57,206,915
                                        ===========    ===========    ===========    ===========    ===========
OWNER'S EQUITY (DEFICIT):
       PREFERRED STOCK                           --             --             --
       COMMON STOCK                              --             --             --
ADDITIONAL PAID-IN CAPITAL                       --             --             --
PARTNERS CAPITAL                         11,981,201     11,981,201     11,981,201     11,981,201     11,981,201
RETAINED EARNINGS: FILING DATE           (9,349,332)    (9,349,332)    (9,349,332)    (9,349,332)    (9,349,332)
RETAINED EARNINGS: POST FILING DATE              --       (477,754)      (783,548)    (2,982,279)    (3,198,966)
                                        -----------    -----------    -----------    -----------    -----------
TOTAL OWNER'S EQUITY (NET WORTH)          2,631,869      2,154,116      1,848,321       (350,410)      (567,097)
                                        -----------    -----------    -----------    -----------    -----------
TOTAL LIABILITIES &
OWNER'S EQUITY                           59,076,263     59,039,075     58,905,855     56,839,589     56,639,818
                                        ===========    ===========    ===========    ===========    ===========



                    * Per Schedules and Statement of Affairs


         MOR-3

CASE NAME: OAK CREEK HOUSING PROPERTIES, L.P.      CASE NUMBER: 01-80035-G3-11


                      SCHEDULE OF POST-PETITION LIABILITIES

                                                    MONTH         MONTH          MONTH          MONTH
                                                   JANUARY       FEBRUARY        MARCH          APRIL
                                                ------------   ------------   ------------   ------------
TRADE ACCOUNTS PAYABLE                                 2,617          4,744        114,552        115,028
                                                ------------   ------------   ------------   ------------
TAX PAYABLE
     FEDERAL PAYROLL TAXES                            22,229         24,409          9,909         10,205
     STATE PAYROLL & SALES                             1,741          2,783          1,604          2,381
      AD VALOREM TAXES                                    --             --             --             --
     OTHER TAXES                                          --             --             --             --
                                                ------------   ------------   ------------   ------------
TOTAL TAXES PAYABLE                                   23,970         27,192         11,513         12,586
                                                ============   ============   ============   ============
SECURED DEBT POST-PETITION                                --             --             --             --
ACCRUED INTEREST PAYABLE                                  --             --             --             --
* ACCRUED PROFESSIONAL FEES                               --             --             --         48,000
OTHER ACCRUED LIABILITIES:
     1. GROUP INSURANCE                              240,248        240,248        240,248        240,248
     2. MANAGEMENT                                     7,500             --             --             --
     3. SALARIES                                      61,539             --             --         23,822
     4. LEGAL FEES                                    21,000         42,000         45,000             --
     5. OTHER INSURANCE                                   --         16,724         36,341         56,979
     6. INTERCOMPANY                                 288,695        613,918        857,663        830,508
                                                ------------   ------------   ------------   ------------
TOTAL POST-PETITION LIABILITIES (MOR-3)              645,569        944,825      1,305,317      1,327,170
                                                ============   ============   ============   ============


* PAYMENT REQUIRES COURT APPROVAL.

         MOR-4

CASE NAME: OAK CREEK HOUSING PROPERTIES, L.P.      CASE NUMBER: 01-80035-G3-11




                       AGING OF POST-PETITION LIABILITIES
                                 MONTH OF APRIL


                                                                 AD-VALOREM,
  DAYS         TOTAL     TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES     OTHER
----------   ---------   -----------   ---------   -----------   -----------   ---------
 0-30        1,327,170       115,028      10,205         2,381            --   1,199,556
31-60               --                                                                --
61-90               --                                                                --
 91 +               --                                                                --
TOTAL        1,327,170       115,028      10,205         2,381            --   1,199,556



                          AGING OF ACCOUNTS RECEIVABLE

  MONTH                JANUARY       FEBRUARY         MARCH          APRIL
  -----                -------       --------         -----          -----
0-30 DAYS                   --             --             --             --
31-60 DAYS                  --             --             --             --
61-90 DAYS                  --             --             --             --
91 + DAYS              667,785        664,635        653,446        653,446
  TOTAL                667,785        664,635        653,446        653,446

         MOR-5

CASE NAME: OAK CREEK HOUSING PROPERTIES, L.P.       CASE NUMBER: 01-80035-G3-11




                           STATEMENT OF INCOME (LOSS)


      MONTH                                  JANUARY         FEBRUARY         MARCH           APRIL       FILING TO DATE
      -----                                ------------    ------------    ------------    ------------   --------------
REVENUES (MOR-1)                                     --              --              --              --              --
TOTAL COST OF REVENUES                          218,859         (68,898)        (47,411)        (76,475)         26,075
GROSS PROFIT                                   (218,859)         68,898          47,411          76,475         (26,075)
OPERATING EXPENSES:
       Selling & Marketing                       41,263          22,048          13,578              --          76,889
       General & Administrative                 114,636         (30,532)         98,225          29,468         211,796
       Insiders Compensation                     34,667          38,601          34,486          35,721         143,474
       Professional Fees                             --              --          25,617           3,750          29,367
       Impairment of Assets                     298,424       1,563,213         156,176       2,017,812
       Other (attach list)                           --              --         442,150              --         442,150
                                           ------------    ------------    ------------    ------------    ------------
TOTAL OPERATING EXPENSES                        190,565         328,540       2,177,269         225,115       2,921,489
                                           ============    ============    ============    ============    ============
INCOME BEFORE INT, DEPR/TAX (MOR-1)            (409,424)       (259,642)     (2,129,858)       (148,640)     (2,947,564)
                                           ============    ============    ============    ============    ============
INTEREST EXPENSE                                     --              --              --                              --
DEPRECIATION                                     68,329          68,146          68,243          68,047         272,765
OTHER (INCOME) EXPENSE *                             --         (21,993)             --                         (21,993)
OTHER ITEMS **                                       --              --              --                              --
                                           ------------    ------------    ------------    ------------    ------------
TOTAL INT, DEPR & OTHER ITEMS                    68,329          46,153          68,243          68,047         250,772
NET INCOME BEFORE TAXES                        (477,754)       (305,795)     (2,198,101)       (216,687)     (3,198,336)
                                           ============    ============    ============    ============    ============
FEDERAL INCOME TAXES                                 --              --              --              --              --
                                           ------------    ------------    ------------    ------------    ------------
NET INCOME (LOSS) (MOR-1)                      (477,754)       (305,795)     (2,198,101)       (216,687)     (3,198,336)
                                           ============    ============    ============    ============    ============

   Accrual Accounting Required, Otherwise Footnote With Explanation

*  Footnote Mandatory

** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote


         MOR-6

CASE NAME: OAK CREEK HOUSING PROPERTIES, L.P.       CASE NUMBER: 01-80035-G3-11



CASH RECEIPTS AND                                   MONTH      MONTH         MONTH       MONTH    FILING TO
DISBURSEMENTS                                      JANUARY    FEBRUARY       MARCH       APRIL       DATE
                                                   -------   ----------    ---------   ---------  ----------
 1.  CASH - BEGINNING OF MONTH                     123,722      155,188      115,078   3,141,408     123,722
     -------------------------
RECEIPTS:
 2.  CASH SALES                                         --                        --          --          --
 3.  COLLECTION OF ACCOUNTS RECEIVABLE              40,512       29,146          234          --      69,892
 4.  LOANS & ADVANCES (ATTACH LIST)                     --                        --          --          --
 5.  SALE OF ASSETS                                     --                 3,128,896          --   3,128,896
 6.  INTERCOMPANY                                   40,210       99,544           --      67,475     207,229
 7.  OTHER (ATTACH LIST)                                --           --        7,727                   7,727
                                                   -------   ----------    ---------   ---------  ----------
TOTAL RECEIPTS                                      80,722      128,690    3,129,130      75,202   3,413,745
                                                   =======   ==========    =========   =========  ----------
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL
 DEBTOR MFR-2*
DISBURSEMENTS:
 8.  NET PAYROLL                                     8,412       34,738           --                  43,150
 9.  PAYROLL TAXES PAID                                 --        1,347        3,899                   5,246
10.  SALES, USE & OTHER TAXES PAID                      --        4,513           --                   4,513
11.  SECURED / RENTAL / LEASES                          --          817       20,865       7,161      28,843
12.  UTILITIES                                          --       16,004        3,656                  19,661
13.  INSURANCE                                      34,247      100,184       10,521                 144,951
14.  INVENTORY PURCHASES                                --           --           --                      --
15.  VEHICLE EXPENSES                                   --           --           --                      --
16.  TRAVEL ENTERTAINMENT                            3,227        8,278        3,611       2,989      18,104
17.  REPAIRS, MAINTENANCE & SUPPLIES                    --          874        7,647         350       8,870
18.  ADMINISTRATIVE & SELLING                        3,371       19,398        5,784      35,354      63,906
19.  INTERCOMPANY                                       --           --       37,019       8,656      45,675
                                                   -------   ----------    ---------   ---------  ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                 49,256      168,801      102,799      62,065     382,921
                                                   =======   ==========    =========   =========  ==========
20.  PROFESSIONAL FEES                                  --                        --                      --
21.  U.S. TRUSTEE FEES                                  --                        --        3,750      3,750
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)        --                        --                      --
                                                   -------   ----------    ---------   ---------  ----------
TOTAL DISBURSEMENTS                                 49,256      168,801      102,799      65,815     386,671
                                                   =======   ==========    =========   =========  ==========
23.  NET CASH FLOW                                  31,466      (40,111)   3,026,331       9,388   3,027,074
                                                   -------   ----------    ---------   ---------  ----------
24.  CASH - END OF MONTH (MOR-2)                   155,188      115,078    3,141,408   3,150,797   3,150,797
                                                   =======   ==========    =========   =========  ==========


                     * applies to Individual debtor's only.


         MOR-7

CASE NAME: OAK CREEK HOUSING PROPERTIES, L.P.      CASE NUMBER: 01-80035-G3-11




                           CASH ACCOUNT RECONCILIATION
                               MONTH OF APRIL 2001


BANK NAME                       Bank of America  Bank of America    Bank One       Petty Cash
                                ---------------  ---------------                   ----------
ACCOUNT NUMBER                    # 3755500166                    # 1826020966
ACCOUNT TYPE                       OPERATING        INVESTMENT       PAYROLL       OTHER FUNDS       TOTAL
--------------                   -------------    -------------   -------------   -------------   -------------
BANK BALANCE                            45,134        3,128,896          22,588              --       3,196,619
                                 -------------    -------------   -------------   -------------   -------------
DEPOSIT IN TRANSIT                          --               --              --              --              --
OUTSTANDING CHECKS                     (45,822)              --              --              --         (45,822)
                                 -------------    -------------   -------------   -------------   -------------
ADJUSTED BANK BALANCE                     (688)       3,128,896          22,588              --       3,150,797
                                 =============    =============   =============   =============   =============
BEGINNING CASH - PER BOOKS           3,141,408               --              --              --       3,141,408
RECEIPTS                                 7,727               --              --              --           7,727
TRANSFERS BETWEEN ACCOUNTS          (3,084,009)       3,128,896          22,588              --          67,475
(WITHDRAWAL) CONTRIBUTION -
   BY INDIVIDUAL DEBTOR MFR-2               --               --              --              --              --
CHECKS / OTHER DISBURSEMENTS           (65,815)              --              --              --         (65,815)
                                 -------------    -------------   -------------   -------------   -------------
ENDING CASH - PER BOOKS                   (688)       3,128,896          22,588              --       3,150,797
                                 =============    =============   =============   =============   =============


         MOR-8

CASE NAME: OAK CREEK HOUSING PROPERTIES, L.P.      CASE NUMBER: 01-80035-G3-11




                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS.

ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).


                                                                      MONTH          MONTH          MONTH          MONTH
      INSIDERS: NAME/POSITION/COMP TYPE                              JANUARY        FEBRUARY        MARCH          APRIL
      ---------------------------------                            ------------   ------------   ------------   ------------
 1. FINIS F. TEETER/PRESIDENT HSTR GENERAL HOLDINGS                          --             --             --             --
 2. RONALD MCCASLIN/VP, DIRECTOR HSTR GEN HOLD/SALARY                    20,000         23,934         28,356         21,210
 3. CHARLES N. CARNEY, JR./VP, DIRECTOR HSTR GENERAL HOLDINGS                --             --             --             --
 4. RICHARD A. CARVER/VP HSTR GENERAL HOLDINGS                               --             --             --             --
 5. JACKIE HOLLAND/VP HSTR GENERAL HOLDINGS/SALARY                        9,167          9,167          9,167         11,481
 6. CRAIG A. REYNOLDS/VP, SECRETARY HSTR GENERAL HOLDINGS                    --             --             --             --
 7. KRISTI E. GROSS/ASST SECRETARY HSTR GEN HOLD/SALARY                   5,500          6,058          4,656            170
 8. MARY MORTON/ASST SECRETARY HSTR GENERAL HOLDINGS                         --             --             --             --
 9. DENNIS L. JONES/PRESIDENT, DIRECTOR HSTR RETAIL HOLDINGS                 --             --             --             --
10. RONALD KRUEGER/VP, TREASURER, DIRECTOR HSTR RETAIL HOLD                  --             --             --             --
11. ROBERT GRIER/SECRETARY, DIRECTOR HSTR RETAIL HOLD                        --             --             --             --
12. BETH L. PEOPLES/ASST SECRETARY, ASST TREASURER HSTR RET HOLD             --             --             --             --
                                                                   ------------   ------------   ------------   ------------
TOTAL INSIDERS (MOR-1)                                                   34,667         39,159         42,179         32,861
                                                                   ============   ============   ============   ============



                                                MONTH           MONTH          MONTH        MONTH
        PROFESSIONALS/NAME/ORDER DATE          JANUARY        FEBRUARY         MARCH        APRIL
        -----------------------------          -------        --------         -----        -----
1.                                                  --              --            --           --
2.                                                  --              --            --           --
3.                                                  --              --            --           --
4.                                                  --              --            --           --
5.                                                  --              --            --           --
6.                                                  --              --            --           --
                                               -------        --------         -----        -----
TOTAL PROFESSIONALS (MOR-1)                         --              --            --           --
                                               =======        ========         =====        =====



         MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION


CASE NAME: PACIFIC II NORTHWEST HOMES, INC.           PETITION DATE: JANUARY 11, 2001

                                                                     CASE NUMBER: 01-80037-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH APRIL YEAR 2001
                                           -----      ----


                 MONTH                                JANUARY      FEBRUARY     MARCH      APRIL
                 -----                                -------      --------     -----      -----

REVENUES (MOR-6)                                      398,636       637,701    711,510    783,988
INCOME BEFORE INT, DEPREC./TAX (MOR-6)                (87,217)   (1,595,003)  (289,736)  (423,645)
NET INCOME (LOSS) (MOR-6)                             (97,224)   (1,604,696)  (299,429)  (423,645)
PAYMENTS TO INSIDERS (MOR-9)                               --            --         --         --
PAYMENTS TO PROFESSIONALS (MOR-9)                          --            --         90        330
TOTAL DISBURSEMENTS (MOR-8)                            10,655       610,423    765,069    751,401


*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE sent to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE


                                                                    EXP.
                                                                    DATE
                                                                    ----

CASUALTY                               YES (X)  NO ( )             06/30/02
LIABILITY                              YES (X)  NO ( )             06/30/02
VEHICLE                                YES (X)  NO ( )             06/30/02
WORKER'S                               YES (X)  NO ( )             04/01/02
OTHER - DIRECTOR/OFFICER               YES (X)  NO ( )             01/23/02
--------------------------------------------------------------------------------

ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Wahrlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------


                                                                                             CIRCLE ONE

Are all accounts receivable being collected within terms?                                      YES   [NO]

Are all posted-petition liabilities, including taxes, being paid within terms?                [YES]   NO

Have any pre-petition liabilities been paid?                                                  [YES]   NO
If so, describe. PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS OF PRE-PETITION
WAGES, SALARIES, COMMISSIONS AND COMPENSATION SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                                [YES]   NO

Were any assets disposed of outside the normal course of business?                             YES   [NO]

If so, describe.
                --------------------------------------------------------------

------------------------------------------------------------------------------.

Are all U.S. Trustee Quarterly Fee Payments current?                                          [YES]   NO

What is the status of your Plan of Reorganization? DISCLOSURE STATEMENT AND
PROPOSED PLAN APPROVED FOR MAILING ON JUNE 18, 2001. MAILING COMMENCED ON JUNE
26, 2001.


               I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.


               SIGNED  /s/ CRAIG A. REYNOLDS
                      ----------------------------------------------------------

               TITLE   Vice President of Finance
                      ---------------------------------------------------------


         MOR-1

CASE NAME: PACIFIC II NORTHWEST HOMES, INC.          CASE NUMBER: 01-80037-G3-11




                           COMPARATIVE BALANCE SHEETS



                                                                       MONTH          MONTH          MONTH            MONTH
                      ASSETS                      FILING DATE*        JANUARY        FEBRUARY        MARCH            APRIL
                      ------                      -----------         -------        --------        -----            -----

CURRENT ASSETS
    Cash                                              15,204           55,338        (33,228)     1,204,060          467,414
    Accounts Receivable, Net                         661,750          720,814        425,985        283,595          275,940
    Inventory: Lower of Cost or Market             3,856,465        3,440,795      2,462,676      1,774,669          850,528
    Prepaid Expenses                                 (32,834)         (36,137)        14,552         22,569           18,824
    Investments                                           --               --             --             --               --
    Other                                                 --               --             --             --               --
                                                   ---------        ---------      ---------      ---------        ---------
TOTAL CURRENT ASSETS                               4,500,586        4,180,810      2,869,984      3,284,893        1,612,706
                                                   =========        =========      =========      =========        =========
PROPERTY, PLANT&EQUIP, @ COST                        891,732          921,732        921,732        921,732          921,732
Less Accumulated Depreciation                        379,713          389,720        399,413        409,106          419,021
Less Impairment of Assets                            336,374          336,374       316,765
                                                   ---------        ---------      ---------      ---------        ---------
Net Book Value of PP & E                             512,019          532,012        185,945        176,252          185,945
                                                   =========        =========      =========      =========        =========
OTHER ASSETS:
    1.  Tax Deposits                                      --               --             --             --               --
    2.  Investments in Subs                               --               --             --             --               --
    3.  Deposits                                       2,450            2,450          2,450          2,450            2,450
    4.  Interests in Insurance Policies                   --               --             --             --               --
    5.  Note Receivable                                2,000            2,000          2,000          2,000            2,000
    6.  Other Assets                                 806,029          806,029        806,029        806,029          806,029
    7.  Non-Filing Intercompany                                                       86,138         86,138           75,752
    8.  Post-Petition Intercompany                        --           96,083         78,074             --               --
                                                   ---------        ---------      ---------      ---------        ---------
       TOTAL ASSETS                                5,823,084        5,619,383      4,030,621      4,357,762        2,684,883
                                                   =========        =========      =========      =========        =========


* Per Schedules and Statement of Affairs

   MOR-2

CASE NAME: PACIFIC II NORTHWEST HOMES, INC.        CASE NUMBER: 01-80037-G3-11




               COMPARATIVE BALANCE SHEETS


LIABILITIES & OWNER'S                                                          MONTH        MONTH         MONTH           MONTH
EQUITY                                                      FILING DATE*      January      February       March           April
---------------------                                       ------------      -------      --------       -----           ----

LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                                          87,154       292,976      1,373,307       673,265
                                                                           ----------    ----------     ----------    ----------
    PRE-PETITION LIABILITIES:
       NOTES PAYABLE - SECURED                              3,829,975       3,609,247     2,930,457      2,476,848     1,308,112
       PRIORITY DEBT                                          162,084          72,928        56,324         58,270        39,846
       FEDERAL INCOME TAX                                          --              --            --             --            --
       FICA/WITHHOLDING                                            --              --            --             --            --
       UNSECURED DEBT                                         479,612         478,462       346,416        344,318       972,510
       INTERCOMPANY                                         5,065,535       5,182,938     5,820,489      5,820,489     5,830,265
       OTHER                                                       --              --            --             --            --
                                                           ----------      ----------    ----------     ----------    ----------
   TOTAL PRE-PETITION LIABILITIES                           9,537,205       9,343,575     9,153,686      8,699,925     8,150,733
                                                           ----------      ----------    ----------     ----------    ----------
TOTAL LIABILITIES                                           9,537,205       9,430,729     9,446,663     10,073,232     8,823,998
                                                           ==========      ==========    ==========     ==========    ==========
OWNER'S EQUITY (DEFICIT):
       PREFERRED STOCK                                             --              --            --             --            --
       COMMON STOCK                                                --              --            --             --            --
ADDITIONAL PAID-IN CAPITAL                                  1,658,002       1,658,002     1,658,002      1,658,002     1,658,002
RETAINED EARNINGS: FILING DATE                             (5,372,123)     (5,372,123)   (5,372,123)    (5,372,123)   (5,372,123)
RETAINED EARNINGS: POST FILING DATE                                --         (97,225)   (1,701,921)    (2,001,349)   (2,424,995)
                                                           ----------      ----------    ----------     ----------    ----------
TOTAL OWNER'S EQUITY (NET WORTH)                           (3,714,121)     (3,811,346)   (5,416,042)    (5,715,470)   (6,139,115)
                                                           ----------      ----------    ----------     ----------    ----------
TOTAL LIABILITIES &
OWNER'S EQUITY                                              5,823,085       5,619,383     4,030,621      4,357,762     2,684,883
                                                           ==========      ==========    ==========     ==========    ==========


                    * Per Schedules and Statement of Affairs

         MOR-3

CASE NAME: PACIFIC II NORTHWEST HOMES, INC.          CASE NUMBER: 01-80037-G3-11


                      SCHEDULE OF POST-PETITION LIABILITIES


                                           MONTH     MONTH        MONTH         MONTH
                                          JANUARY   FEBRUARY      MARCH         APRIL
                                          -------   --------     -------       -------
TRADE ACCOUNTS PAYABLE                     11,716    18,541       78,489        53,351
                                           ------   -------    ---------       -------
TAX PAYABLE
     FEDERAL PAYROLL TAXES                  8,572    17,429       21,729        18,963
     STATE PAYROLL & SALES                 18,907    17,929       43,251        33,373
     AD VALOREM TAXES                       2,900     2,000        4,900         7,800
     OTHER TAXES                               --        --           --
                                           ------   -------    ---------       -------
TOTAL TAXES PAYABLE                        30,379    37,357       69,879        60,136
                                           ======   =======    =========       =======
SECURED DEBT POST-PETITION                     --        --           --
ACCRUED INTEREST PAYABLE                       --        --           --
* ACCRUED PROFESSIONAL FEES                    --        --           --
OTHER ACCRUED LIABILITIES:
     1. DEPOSITS                            6,432    39,673       29,125        44,479
     2. SALARIES                           38,628    40,996       38,938        17,452
     3. COST OF SALES                               108,634       84,050        59,209
     4. ASSOCIATES ADVANCES                          47,776       47,776       235,109
     5. INTERCOMPANY                                           1,025,051       203,530
                                           ------   -------    ---------       -------
TOTAL POST-PETITION LIABILITIES (MOR-3)    87,154   292,976    1,373,307       673,265
                                           ======   =======    =========       =======


* PAYMENT REQUIRES COURT APPROVAL.

         MOR-4

CASE NAME: PACIFIC II NORTHWEST HOMES, INC.          CASE NUMBER: 01-80037-G3-11




-                       AGING OF POST-PETITION LIABILITIES
                                 MONTH OF APRIL


                                                                              AD-VALOREM,
DAYS             TOTAL          TRADE ACCTS        FED TAXES    STATE TAXES   OTHER TAXES      OTHER
----             -----          -----------        ---------    -----------   -----------      -----

0-30             673,265           53,351           18,963        33,373       7,800          559,778
31-60                 --                                --
61-90                 --
91 +                  --
                 -------           ------           ------        ------       -----          -------
TOTAL            673,265           53,351           18,963        33,373       7,800          559,778
                 =======           ======           ======        ======       =====          =======


                          AGING OF ACCOUNTS RECEIVABLE



  MONTH            JANUARY         FEBRUARY       MARCH           APRIL
  -----            -------         --------       -----           -----

 0-30 DAYS         193,048              --                           --
31-60 DAYS         236,260          42,783            --             --
61-90 DAYS           1,488          20,295            --             --
91 +  DAYS         290,017         362,906       283,595        275,940
                   -------         -------       -------        -------
   TOTAL           720,814         425,985       283,595        275,940
                   =======         =======       =======        =======

   MOR-5

CASE NAME: PACIFIC II NORTHWEST HOMES, INC.          CASE NUMBER: 01-80037-G3-11


                           STATEMENT OF INCOME (LOSS)



              MONTH                       JANUARY        FEBRUARY          MARCH          APRIL         FILING TO DATE

REVENUES (MOR-1)                           398,636         637,701         711,510         783,988       2,531,835
TOTAL COST OF REVENUES                     435,013         811,638         888,979       1,067,904       3,203,534
GROSS PROFIT                               (36,377)       (173,937)       (177,469)       (283,916)       (671,699)
OPERATING EXPENSES:
       Selling & Marketing                  28,205          67,832          50,704          60,573         207,314
       General & Administrative             22,635          54,175          61,563          81,502         219,875
       Insiders Compensation                    --              --                              --              --
       Professional Fees                        --              --                          13,032          13,032
       Impairment of Assets                     --       1,299,059                              --       1,299,059
       Other (attach list)                      --              --                         (15,378)        (15,378)
                                           -------      ----------        --------        --------      ----------
TOTAL OPERATING EXPENSES                    50,840       1,421,066         112,267         139,729       1,723,902
                                           =======      ==========        ========        ========      ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)        (87,217)     (1,595,003)       (289,736)       (423,645)     (2,395,601)
INTEREST EXPENSE                                --              --              --              --              --
DEPRECIATION                                10,007           9,693           9,693              --          29,393
OTHER (INCOME) EXPENSE*                         --              --              --              --              --
OTHER ITEMS**                                   --              --              --              --              --
                                           -------      ----------        --------        --------      ----------
TOTAL INT, DEPR & OTHER ITEMS               10,007           9,693           9,693              --          29,393
                                           -------      ----------        --------        --------      ----------
NET INCOME BEFORE TAXES                    (97,224)     (1,604,696)       (299,429)       (423,645)     (2,424,994)
                                           =======      ==========        ========        ========      ==========
FEDERAL INCOME TAXES                            --              --
                                           -------      ----------        --------        --------      ----------
NET INCOME (LOSS) (MOR-1)                  (97,224)     (1,604,696)       (299,429)       (423,645)     (2,424,994)
                                           =======      ==========        ========        ========      ==========


    Accrual Accounting Required, Otherwise Footnote With Explanation
*   Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote

MOR-6

CASE NAME:  PACIFIC II NORTHWEST HOMES, INC.               CASE: 01-80037-G3-11




CASH RECEIPTS AND                                     MONTH        MONTH        MONTH        MONTH      FILING TO
DISBURSEMENTS                                        JANUARY      FEBRUARY      MARCH        APRIL         DATE
------------------                                   -------      --------      -----        -----      ---------

  1.  CASH - BEGINNING OF MONTH                         15,204     55,338      (33,228)     1,204,060      15,204
RECEIPTS:
  2.  CASH SALES                                        40,700    162,570      702,045        780,200   1,685,514
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                  7,886      7,734                                  15,620
  4.  LOANS & ADVANCES (ATTACH LIST)                        --                                                 --
  5.  SALE OF ASSETS                                        --                                                 --
  6.  CUSTOMER DEPOSITS                                  2,202                                              2,202
  7.  INTERCOMPANY                                                346,460    1,300,313                  1,646,773
  8.  OTHER (ATTACH LIST)                                   --                                                 --
                                                        ------    -------    ---------      ---------   ---------
TOTAL RECEIPTS                                          50,788    516,764    2,002,358        780,200   3,350,110
                                                        ======    =======    =========      =========   =========
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL
 DEBTOR MFR-2*
DISBURSEMENTS:
  8.  NET PAYROLL                                           --                                                 --
  9.  PAYROLL TAXES PAID                                    --                                 10,816      10,816
 10. SALES, USE & OTHER TAXES PAID                          --     21,230       19,461         43,251      83,942
 11.  SECURED / RENTAL / LEASES                             --    569,797      642,115        585,528   1,797,439
 12.  UTILITIES                                             --        545        3,503         10,940      14,988
 13.  INSURANCE                                          2,345      2,526       13,862          5,809      24,542
 14.  INVENTORY PURCHASES                                   --        775       24,079         11,691      36,545
 15.  VEHICLE EXPENSES                                     400        977        1,066            692       3,136
 16.  TRAVEL ENTERTAINMENT                                  --         --                         282         282
 17.  REPAIRS, MAINTENANCE & SUPPLIES                       --      1,946       47,759         62,999     112,705
 18.  ADMINISTRATIVE & SELLING                           7,910      1,459        7,244          1,066      17,679
 19.  DELIVERY                                                      6,075        5,890         12,748      24,713
 20.  INTERCOMPANY                                                                            765,445     765,445
 21.  OTHER (ATTACH LIST)                                   --                                     --          --
                                                        ------    -------    ---------      ---------   ---------
TOTAL DISBURSEMENTS FROM OPERATIONS                     10,655    605,330      764,979      1,511,266   2,892,230
                                                        ======    =======    =========      =========   =========
 20.  PROFESSIONAL FEES                                     --                      90            330         420
 21.  U.S. TRUSTEE FEES                                     --                                  5,250       5,250
 22.  OTHER REORGANIZATION EXPENSES
  (ATTACH LIST)                                             --                                                 --
                                                        ------    -------    ---------      ---------   ---------
TOTAL DISBURSEMENTS                                     10,655    605,330      765,069      1,516,846   2,897,900
                                                        ======    =======    =========      =========   =========
 23.  NET CASH FLOW                                     40,134    (88,566)   1,237,288       (736,646)    452,210
                                                        ------    -------    ---------      ---------   ---------
 24.  CASH - END OF MONTH (MOR-2)                       55,338    (33,228)   1,204,060        467,414     467,414
                                                        ======    =======    =========      =========   =========



                     * applies to Individual debtor's only.

       MOR-7

CASE NAME: PACIFIC II NORTHWEST HOMES, INC.         CASE NUMBER: 01-80037-G3-11




                           CASH ACCOUNT RECONCILIATION
                               MONTH OF APRIL 2001



BANK NAME                     BANK OF AMERICA    SECURITY STATE BANK  SECURITY STATE BANK    WELLS FARGO    PETTY CASH
---------                     ---------------    -------------------  -------------------    -----------    ----------
ACCOUNT NUMBER                  # 3755500250        # 4001032770         # 4001031970       # 1017503614
                                                                                                                           GRAND
ACCOUNT TYPE                     OPERATING            OPERATING            OPERATING          DEPOSITORY    OTHER FUNDS    TOTAL
------------                     ---------            ---------            ---------          ----------    -----------    -----


BANK BALANCE                      481,549                  --                  --                 --          1,854        483,403
DEPOSIT IN TRANSIT                     --                  --                  --                 --             --             --
OUTSTANDING CHECKS                (15,989)                 --                  --                 --             --        (15,989)
                                ---------            ---------            ---------          ----------    -----------   ---------
ADJUSTED BANK BALANCE             465,560                  --                  --                 --          1,854        467,414
                                =========            =========            =========          ==========    ===========   =========
BEGINNING CASH - PER BOOKS      1,202,206                  --                  --                 --          1,854      1,204,060
RECEIPTS                          780,200                  --                  --                 --                       780,200
TRANSFERS BETWEEN ACCOUNTS       (765,445)                 --                  --                 --             --       (765,445)
  (WITHDRAWAL) CONTRIBUTION -
   BY INDIVIDUAL DEBTOR MFR-2          --                  --                  --                 --             --             --
CHECKS / OTHER DISBURSEMENTS     (751,401)                 --                  --                 --             --       (751,401)
                                ---------            ---------            ---------          ----------    -----------   ---------
ENDING CASH - PER BOOKS           465,560                  --                  --                 --          1,854        467,414
                                =========            =========            =========          ==========    ===========   =========


MOR-8

CASE NAME: PACIFIC II NORTHWEST HOMES, INC.         CASE NUMBER: 01-80037-G3-11




               PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS.

ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).


                                                    MONTH        MONTH       MONTH      MONTH
             INSIDERS: NAME/POSITION/COMP TYPE     JANUARY     FEBRUARY      MARCH      APRIL
             ---------------------------------     -------     --------      -----      -----

1. RAY MCKINNEY/PRESIDENT/SALARY, EXPENSES             --           --          --         --
2. CRAIG A. REYNOLDS/SECRETARY, DIRECTOR               --           --          --         --
3. KRISTI E. GROSS/ASSISTANT SECRETARY                 --           --          --         --
4. CHARLES N. CARNEY, JR./DIRECTOR                     --           --          --         --
5.                                                     --           --          --         --
6.                                                     --           --          --         --
                                                  -------       ------      ------     ------
TOTAL INSIDERS (MOR-1)                                 --           --          --         --
                                                  =======       ======      ======     ======



                                                 MONTH          MONTH        MONTH        MONTH
         PROFESSIONALS/NAME/ORDER DATE          JANUARY        FEBRUARY      MARCH        APRIL
         -----------------------------          -------        --------      -----        -----
1.FLOYD, ISGUR, RIOS AND WARLICH                    --             --          90          330
2.                                                  --             --          --           --
3.                                                  --             --          --           --
4.                                                  --             --          --           --
5.                                                  --             --          --           --
6.                                                  --             --          --           --
                                               -------         ------      ------       ------
TOTAL PROFESSIONALS (MOR-1)                         --             --          90          330
                                               =======         ======      ======       ======


  MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION


CASE NAME: PACIFIC NORTHWEST HOMES, INC.       PETITION DATE: JANUARY 11, 2001

                                               CASE NUMBER:     01-80036-G3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH  APRIL  YEAR  2001
                                            -----        ----


          MONTH                             JANUARY      FEBRUARY       MARCH       APRIL
          -----                            ----------   ----------   ----------   ----------
REVENUES (MOR-6)                                   --           --           --           --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)             --      602,866           --           --
NET INCOME (LOSS) (MOR-6)                          --      602,866           --           --
PAYMENTS TO INSIDERS (MOR-9)                       --           --           --           --
PAYMENTS TO PROFESSIONALS (MOR-9)                  --           --           --           --
TOTAL DISBURSEMENTS (MOR-8)                        --       10,136           --           --

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE



                                                                     EXP.
                                                                     DATE
                                                                     ----
CASUALTY                                YES (X)  NO ( )            06/30/02
LIABILITY                               YES (X)  NO ( )            06/30/02
VEHICLE                                 YES (X)  NO ( )            06/30/02
WORKER'S                                YES (X)  NO ( )            03/27/02
OTHER - DIRECTOR/OFFICER                YES (X)  NO ( )            01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Wahrlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                                           CIRCLE ONE
Are all accounts receivable being collected within terms?                                [YES]      NO

Are all posted-petition liabilities, including taxes, being paid within terms?           [YES]      NO

Have any pre-petition liabilities been paid?                                             [YES]      NO

If so, describe. PURSUANT TO COURT ORDER AUTHORIZING PAYMENTS OF PRE-PETITION
WAGES, SALARIES, COMMISSIONS AND COMPENSATION SIGNED JANUARY 11, 2001.

Are all funds received being deposited into DIP bank accounts?                           [YES]      NO

Were any assets disposed of outside the normal course of business?                        YES      [NO]


If so, describe.
                --------------------------------------------------------------

------------------------------------------------------------------------.

Are all U.S. Trustee Quarterly Fee Payments current?                                     [YES]      NO

What is the status of your Plan of Reorganization? DISCLOSURE STATEMENT AND
PROPOSED PLAN APPROVED FOR MAILING ON JUNE 18, 2001. MAILING COMMENCED ON JUNE
26, 2001.

                                    I certify under penalty of perjury that the following complete Monthly Operating Report
                                    (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                                    SIGNED  /s/ CRAIG A. REYNOLDS
                                          -------------------------------------

                                    TITLE   Vice President of Finance
                                          -------------------------------------

         MOR-1

CASE NAME: PACIFIC NORTHWEST HOMES, INC.           CASE NUMBER: 01-80036-G3-11




                           COMPARATIVE BALANCE SHEETS

                                                              MONTH           MONTH           MONTH           MONTH
      ASSETS                              FILING DATE *      JANUARY         FEBRUARY         MARCH           APRIL
      ------                              -------------    ------------    ------------    ------------    ------------
CURRENT ASSETS
    Cash                                             --              --                              --              --
    Accounts Receivable, Net                         --              --                              --              --
    Inventory: Lower of Cost or Market               --              --                              --              --
    Prepaid Expenses                                 --              --                              --              --
    Investments                                  37,964          52,177          42,040          42,040          42,040
                                           ------------    ------------    ------------    ------------    ------------
    Other                                            --              --
TOTAL CURRENT ASSETS                             37,964          52,177          42,040          42,040          42,040
                                           ============    ============    ============    ============    ============
PROPERTY, PLANT&EQUIP, @ COST                        --              --              --              --              --
Less Accumulated Depreciation                        --              --              --              --              --
                                           ------------    ------------    ------------    ------------    ------------
Net Book Value of PP & E                             --              --              --              --              --
                                           ============    ============    ============    ============    ============
OTHER ASSETS:
    1.  Tax Deposits                                 --              --              --              --              --
    2.  Investments in Subs                          --              --              --              --              --
    3.  Deposits                                     --              --              --              --              --
    4.  Interests in Insurance Policies              --              --              --              --              --
    5.  Note Receivable                              --              --              --              --              --
    6.  Deferred Comp. Plan Assets                   --                                                              --
    7.  Other Assets                            (43,308)        (43,308)        (43,308)        (43,308)        (43,308)
                                           ------------    ------------    ------------    ------------    ------------
       TOTAL ASSETS                              (5,344)          8,869          (1,268)         (1,268)         (1,268)
                                           ============    ============    ============    ============    ============


                    * Per Schedules and Statement of Affairs


         MOR-2

CASE NAME: PACIFIC NORTHWEST HOMES, INC.           CASE NUMBER: 01-80036-G3-11




                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                          MONTH          MONTH           MONTH          MONTH
EQUITY                                     FILING DATE *      JANUARY        FEBRUARY         MARCH          APRIL
---------------------                      ------------    ------------    ------------    ------------    ------------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                                --              --              --              --
                                                           ------------    ------------    ------------    ------------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                       --              --              --              --              --
       Priority Debt                                 --              --              --              --              --
       Federal Income Tax                            --              --              --              --              --
       FICA/Withholding                              --              --              --              --              --
       Unsecured Debt                                --              --              --              --              --
       Intercompany                           1,307,136       1,321,349         708,347         708,347         708,347
       Other                                         --              --              --              --              --
                                           ------------    ------------    ------------    ------------    ------------
   TOTAL PRE-PETITION LIABILITIES             1,307,136       1,321,349         708,347         708,347         708,347
                                           ------------    ------------    ------------    ------------    ------------
TOTAL LIABILITIES                             1,307,136       1,321,349         708,347         708,347         708,347
                                           ============    ============    ============    ============    ============
OWNER'S EQUITY (DEFICIT):
       PREFERRED STOCK                               --              --
       COMMON STOCK                               1,000           1,000           1,000           1,000           1,000
ADDITIONAL PAID-IN CAPITAL                      (70,641)        (70,641)        (70,641)        (70,641)        (70,641)
RETAINED EARNINGS: FILING DATE               (1,242,840)     (1,242,840)     (1,242,840)     (1,242,840)     (1,242,840)
RETAINED EARNINGS: POST FILING DATE                  --              --         602,866         602,866         602,866
                                           ------------    ------------    ------------    ------------    ------------
TOTAL OWNER'S EQUITY (NET WORTH)             (1,312,481)     (1,312,481)       (709,615)       (709,615)       (709,615)
                                           ------------    ------------    ------------    ------------    ------------
TOTAL LIABILITIES &
OWNER'S EQUITY                                   (5,344)          8,869          (1,268)         (1,268)         (1,268)
                                           ============    ============    ============    ============    ============

                    * Per Schedules and Statement of Affairs

         MOR-3

CASE NAME: PACIFIC NORTHWEST HOMES, INC.           CASE NUMBER: 01-80036-G3-11




                      SCHEDULE OF POST-PETITION LIABILITIES


                                                 MONTH      MONTH         MONTH         MONTH
                                                JANUARY    FEBRUARY       MARCH         APRIL
                                                -------    --------       -----         -----
TRADE ACCOUNTS PAYABLE                              --           --           --           --
                                                -------    --------       -----         -----
TAX PAYABLE
     Federal Payroll Taxes                          --           --           --           --
     State Payroll & Sales                          --           --           --           --
     Ad Valorem Taxes                               --           --           --           --
     Other Taxes                                    --           --           --           --
                                                -------    --------       -----         -----
TOTAL TAXES PAYABLE                                 --           --           --           --
                                                =======    ========       ======        =====
SECURED DEBT POST-PETITION                          --           --           --           --
ACCRUED INTEREST PAYABLE                            --           --           --           --
* ACCRUED PROFESSIONAL FEES                         --           --           --           --
OTHER ACCRUED LIABILITIES:                          --           --           --           --
     1.                                             --           --           --           --
     2.                                             --           --           --           --
     3.                                             --           --           --           --
                                                -------    --------       -----         -----
TOTAL POST-PETITION LIABILITIES (MOR-3)             --           --           --           --
                                                =======    ========       ======        =====


* PAYMENT REQUIRES COURT APPROVAL.



         MOR-4

CASE NAME: PACIFIC NORTHWEST HOMES, INC.           CASE NUMBER: 01-80036-G3-11




                       AGING OF POST-PETITION LIABILITIES
                                 MONTH OF APRIL

                                                                                              AD-VALOREM,
       DAYS              TOTAL         TRADE ACCTS        FED TAXES       STATE TAXES         OTHER TAXES         OTHER
  --------------         -----         -----------        ---------       -----------         -----------         -----
       0-30                 --
      31-60                 --
      61-90                 --
       91 +                 --
      TOTAL                 --



                          AGING OF ACCOUNTS RECEIVABLE


        MONTH               JANUARY     FEBRUARY       MARCH        APRIL
    --------------          -------     --------       ------       ------
      0-30 DAYS                  --           --           --           --
      31-60 DAYS                 --           --           --           --
      61-90 DAYS                 --           --           --           --
      91 + DAYS                  --           --           --           --
        TOTAL                    --           --           --           --

         MOR-5

CASE NAME: PACIFIC NORTHWEST HOMES, INC.           CASE NUMBER: 01-80036-G3-11




                           STATEMENT OF INCOME (LOSS)


         MONTH                                    January         February         March          April      FILING TO DATE
        -----                                   ------------    ------------    ------------   ------------  --------------
REVENUES (MOR-1)                                          --              --              --             --             --
TOTAL COST OF REVENUES                                    --              --              --             --             --
GROSS PROFIT                                              --              --              --             --             --
OPERATING EXPENSES:
       Selling & Marketing                                --              --              --             --             --
       General & Administrative                           --              --              --             --             --
       Insiders Compensation                              --              --              --             --             --
       Professional Fees                                  --              --              --             --             --
       Correction of Liabilities                                    (602,866)             --             --
       Other (attach list)                                --              --              --             --             --

TOTAL OPERATING EXPENSES                                  --        (602,866)             --             --       (602,866)
INCOME BEFORE INT, DEPR/TAX (MOR-1)                       --         602,866              --             --        602,866
INTEREST EXPENSE                                          --              --              --             --             --
DEPRECIATION                                              --              --              --             --             --
OTHER (INCOME) EXPENSE *                                  --              --              --             --             --
OTHER ITEMS **                                            --              --              --             --             --
TOTAL INT, DEPR & OTHER ITEMS                             --              --              --             --             --
NET INCOME BEFORE TAXES                                   --         602,866              --             --        602,866
FEDERAL INCOME TAXES                                      --
NET INCOME (LOSS) (MOR-1)                                 --         602,866              --             --        602,866

    Accrual Accounting Required, Otherwise Footnote With Explanation
*   Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote

         MOR-6

CASE NAME: PACIFIC NORTHWEST HOMES, INC.           CASE NUMBER: 01-80036-G3-11



CASH RECEIPTS AND                                           MONTH       MONTH        MONTH       MONTH     FILING TO
DISBURSEMENTS (INVESTMENT)                                 JANUARY     FEBRUARY      MARCH       APRIL       DATE
--------------------------                                ---------   ---------    ---------   ---------   ---------
 1.  CASH - BEGINNING OF MONTH                               37,964      52,177       42,040      42,040      37,964
RECEIPTS:
 2.  CASH SALES                                                  --          --           --          --          --
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                           --          --           --          --          --
 4.  LOANS & ADVANCES (ATTACH LIST)                              --          --           --          --          --
 5.  SALE OF ASSETS                                              --          --           --          --          --
 6.  OTHER - INVESTMENT INCOME                               14,213     (10,136)          --          --       4,076
                                                          ---------   ---------    ---------   ---------   ---------
TOTAL RECEIPTS                                               14,213     (10,136)          --          --       4,076
                                                          =========   =========    =========   =========   =========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 7.  NET PAYROLL                                                 --          --           --          --          --
 8.  PAYROLL TAXES PAID                                          --          --           --          --          --
 9.  SALES, USE & OTHER TAXES PAID                               --          --           --          --          --
10.  SECURED / RENTAL / LEASES                                   --          --           --          --          --
11.  UTILITIES                                                   --          --           --          --          --
12.  INSURANCE                                                   --          --           --          --          --
13.  INVENTORY PURCHASES                                         --          --           --          --          --
14.  VEHICLE EXPENSES                                            --          --           --          --          --
15.  TRAVEL ENTERTAINMENT                                        --          --           --          --          --
16.  REPAIRS, MAINTENANCE & SUPPLIES                             --          --           --          --          --
17.  ADMINISTRATIVE & SELLING                                    --          --           --          --          --
18.  OTHER (ATTACH LIST)                                         --          --           --          --          --
                                                          ---------   ---------    ---------   ---------   ---------
TOTAL DISBURSEMENTS FROM OPERATIONS                              --          --           --          --          --
                                                          =========   =========    =========   =========   =========
19.  PROFESSIONAL FEES                                           --          --           --          --          --
20.  U.S. TRUSTEE FEES                                           --          --           --          --          --
21.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                 --          --           --          --          --
                                                          ---------   ---------    ---------   ---------   ---------
TOTAL DISBURSEMENTS                                              --          --
                                                          =========   =========    =========   =========   =========
22.  NET CASH FLOW                                           14,213     (10,136)          --          --       4,076
                                                          ---------   ---------    ---------   ---------   ---------
23.  CASH - END OF MONTH (MOR-2)                             52,177      42,040       42,040      42,040      42,040
                                                          =========   =========    =========   =========   =========



                     * applies to Individual debtor's only.


         MOR-7

CASE NAME: PACIFIC NORTHWEST HOMES, INC.           CASE NUMBER: 01-80036-G3-11




                           CASH ACCOUNT RECONCILIATION
                               MONTH OF APRIL 2001


BANK NAME                                                      Morgan Stanley
---------                                                      --------------
ACCOUNT NUMBER                                                 # 109121714

ACCOUNT TYPE                                                    INVESTMENT       TOTAL
------------                                                   ------------   ------------
BANK BALANCE                                                         42,040         42,040
DEPOSIT IN TRANSIT                                                       --             --
OUTSTANDING CHECKS                                                       --             --
                                                               ------------   ------------
ADJUSTED BANK BALANCE                                                42,040         42,040
                                                               ============   ============
BEGINNING CASH - PER BOOKS                                           42,040         42,040
RECEIPTS                                                                 --             --
TRANSFERS BETWEEN ACCOUNTS                                               --             --
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                   --             --
CHECKS / OTHER DISBURSEMENTS                                             --             --
                                                               ------------   ------------
ENDING CASH - PER BOOKS                                              42,040         42,040
                                                               ============   ============


         MOR-8

CASE NAME: PACIFIC NORTHWEST HOMES, INC.           CASE NUMBER: 01-80036-G3-11




                     PAYMENTS TO INSIDERS AND PROFESSIONALS


OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS.

ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).


                                              MONTH          MONTH          MONTH         MONTH
   INSIDERS: NAME/POSITION/COMP TYPE         JANUARY        FEBRUARY        MARCH         APRIL
   ---------------------------------       ------------   ------------   ------------   ------------
1. RAY MCKINNEY/PRESIDENT                            --             --             --             --
2. CRAIG A. REYNOLDS/SECRETARY, DIRECTOR             --             --             --             --
3. KRISTI E. GROSS/ASSISTANT SECRETARY               --             --             --             --
4. CHARLES N. CARNEY, JR./DIRECTOR                   --             --             --             --
5                                                    --             --             --             --
6                                                    --             --             --             --
                                           ------------   ------------   ------------   ------------
TOTAL INSIDERS (MOR-1)                               --             --             --             --
                                           ============   ============   ============   ============


                                    MONTH          MONTH          MONTH         MONTH
 PROFESSIONALS/NAME/ORDER DATE     JANUARY        FEBRUARY        MARCH         APRIL
 -----------------------------   ------------   ------------   ------------   ------------
1.                                         --             --             --             --
2.                                         --             --             --             --
3.                                         --             --             --             --
4.                                         --             --             --             --
5.                                         --             --             --             --
6.                                         --             --             --             --
                                 ------------   ------------   ------------   ------------
TOTAL PROFESSIONALS (MOR-1)                --             --             --             --
                                 ============   ============   ============   ============


         MOR-9

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION


CASE NAME:  R-ANELL CUSTOM HOMES, INC.       PETITION DATE:    JANUARY 11, 2001

                                                               CASE NUMBER:     01-80038-G3-11


MONTHLY OPERATING REPORT SUMMARY FOR MONTH APRIL YEAR 2001
                                           -----      ----

            MONTH                              JANUARY        FEBRUARY          MARCH              APRIL
            -----                              -------        --------          -----              -----

REVENUES (MOR-6)                               495,641        1,973,058              285               --
INCOME BEFORE INT, DEPREC./TAX (MOR-6)        (989,980)      (7,596,395)      (1,461,924)         392,996
NET INCOME (LOSS) (MOR-6)                     (897,670)      (7,596,395)      (1,461,924)         392,996
PAYMENTS TO INSIDERS (MOR-9)                    14,405           17,083           13,968               --
PAYMENTS TO PROFESSIONALS (MOR-9)                   --               --
TOTAL DISBURSEMENTS (MOR-8)                    268,775        1,452,912          879,805          141,924

*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE sent to the United States Trustee ***

--------------------------------------------------------------------------------

                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                         EXP.
                                                         DATE
                                                         ----
CASUALTY                         YES (X)  NO ( )       06/30/02
LIABILITY                        YES (X)  NO ( )       06/30/02
VEHICLE                          YES (X)  NO ( )       06/30/02
WORKER'S                         YES (X)  NO ( )       03/27/02
OTHER - DIRECTOR/OFFICER         YES (X)  NO ( )       01/23/02

--------------------------------------------------------------------------------
ATTORNEY NAME:
FIRM: Floyd, Isgur, Rios & Wahrlich, P. C.
Address: 700 Louisiana, Suite 4600
Address:
City, State, ZIP:  Houston, TX  77002-2732
Telephone: 713-222-1470
Fax: 713-222-1475
--------------------------------------------------------------------------------

                                                                                    CIRCLE ONE
Are all accounts receivable being collected within terms?                            YES   [NO]

Are all posted-petition liabilities, including taxes, being paid within terms?      [YES]   NO

Have any prepetition liabilities been paid?                                         [YES]   NO
If so, describe.  PURSUANT TO COURT ORDER AUTHORIZING 6 PAYMENTS
OF PRE-PETITION WAGES, SALARIES, COMMISSIONS AND COMPENSATION
SIGNED JANUARY 11, 2001

Are all funds received/being deposited into DIP bank accounts?                      [YES]   NO

Were any assets disposed of outside the normal course of business?                  [YES]   NO
If so, describe.  PROPERTY, PLANT & EQUIPMENT AND OTHER ASSET SALES
MADE PURSUANT TO VARIOUS COURT ORDERS AUTHORIZING SUCH ASSET SALES.

Are all U.S. Trustee Quarterly Fee Payments current?                                [YES]   NO

What is the status of your Plan of Reorganization?  DISCLOSURE STATEMENT AND
PROPOSED PLAN APPROVED FOR MAILING ON JUNE 18, 2001. MAILING COMMENCED ON
JUNE 26, 2001.

                              I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                              SIGNED /s/ CRAIG A. REYNOLDS
                                     ------------------------------------------

                              TITLE  Vice President of Finance
                                     ------------------------------------------


         MOR-1

CASE NAME:  R-ANELL CUSTOM HOMES, INC.           CASE NUMBER:     01-80038-G3-11

                           COMPARATIVE BALANCE SHEETS

                                                               MONTH           MONTH            MONTH          MONTH
               ASSETS                       FILING DATE *     JANUARY         FEBRUARY          MARCH          APRIL
               ------                       -------------    ----------       ---------       ---------      ---------
CURRENT ASSETS
    Cash                                      1,004,349         897,793         538,859         307,839          96,525
    Accounts Receivable, Net                  1,636,878       1,995,224       1,404,891              --              --
    Inventory: Lower of Cost or Market        1,928,362       2,628,094              --              --              --
    Prepaid Expenses                             44,797          52,273              --              --              --
    Investments                                      --              --              --              --              --
    Other                                            --              --              --              --              --
                                             ----------      ----------       ---------       ---------       ---------
TOTAL CURRENT ASSETS                          4,614,386       5,573,385       1,943,750         307,839          96,525
                                             ==========      ==========       =========       =========       =========
PROPERTY, PLANT&EQUIP, @ COST                 5,189,855       5,189,855       5,189,855              --              --
Less Accumulated Depreciation                 1,925,880       1,947,703       1,947,703              --              --
Less Impairment of Assets                     2,937,152              --              --
                                             ----------      ----------       ---------       ---------       ---------
Net Book Value of PP & E                      3,263,975       3,242,152         305,000              --              --
                                             ==========      ==========       =========       =========       =========
OTHER ASSETS:
    1.  Tax Deposits                                 --              --              --              --              --
    2.  Investments in Subs                          --              --              --              --              --
    3.  Deposits                                     --              --              --              --              --
    4.  Interests in Insurance Policies              --              --              --              --              --
    5.  Note Receivable                              --              --              --              --              --
    6.  Other Assets                          2,240,878       2,505,499       2,505,499       2,505,499       2,505,499
                                             ----------      ----------       ---------       ---------       ---------
       TOTAL ASSETS                          10,119,240      11,321,036       4,754,249       2,813,338       2,602,024
                                             ==========      ==========       =========       =========       =========


         MOR-2

CASE NAME:  R-ANELL CUSTOM HOMES, INC.           CASE NUMBER:     01-80038-G3-11

                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                                     MONTH          MONTH          MONTH          MONTH
EQUITY                                   FILING DATE *   JANUARY        FEBRUARY        MARCH          APRIL
---------------------                    -------------  ----------     ----------     ----------     ----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)                      729,576      1,769,067      1,690,257        884,247
                                                        ----------      ---------      ---------      ---------
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured              314,302        314,302        314,302         11,802         11,802
       Priority Debt                        391,630        310,444        270,821        270,821        270,821
       Federal Income Tax                 2,892,863      2,892,863      2,892,863      2,892,863      2,892,863
       FICA/Withholding                          --             --             --             --             --
       Unsecured Debt                     3,802,114      3,953,206      4,052,919      3,953,417      3,953,417
       Intercompany                         585,252      1,885,235      1,815,264      1,817,088      2,018,788
       Other                                     --             --             --             --             --
                                         ----------     ----------      ---------      ---------      ---------
   TOTAL PRE-PETITION LIABILITIES         7,986,161      9,356,050      9,346,168      8,945,990      9,147,690
                                         ----------     ----------      ---------      ---------      ---------
TOTAL LIABILITIES                         7,986,161     10,085,627     11,115,235     10,636,247     10,031,937
                                         ==========     ==========      =========      =========      =========
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                           --             --
       Common Stock                         200,000        200,000        200,000        200,000        200,000
ADDITIONAL PAID-IN CAPITAL                       --             --             --             --             --
PARTNER DISTRIBUTIONS                      (215,835)      (215,835)      (215,835)      (215,835)      (215,835)
RETAINED EARNINGS: FILING DATE            2,148,914      2,148,914      2,148,914      2,148,914      2,148,914
RETAINED EARNINGS: POST FILING DATE              --       (897,670)    (8,494,065)    (9,955,989)    (9,562,993)
                                         ----------     ----------      ---------      ---------      ---------
TOTAL OWNER'S EQUITY (NET WORTH)          2,133,079      1,235,409     (6,360,986)    (7,822,910)    (7,429,914)
                                         ----------     ----------      ---------      ---------      ---------
TOTAL LIABILITIES &
OWNER'S EQUITY                           10,119,240     11,321,036      4,754,249      2,813,338      2,602,024
                                         ==========     ==========      =========      =========      =========

                    * Per Schedules and Statement of Affairs


         MOR-3

CASE NAME:  R-ANELL CUSTOM HOMES, INC.           CASE NUMBER:     01-80038-G3-11

                      SCHEDULE OF POST-PETITION LIABILITIES

                                            MONTH        MONTH         MONTH         MONTH
                                           JANUARY      FEBRUARY       MARCH         APRIL
                                          ----------   ----------    ----------    ----------
TRADE ACCOUNTS PAYABLE                       403,561       578,193       152,031        91,179
TAX PAYABLE
     Federal Payroll Taxes                    22,197        86,944       143,668            --
     State Payroll & Sales                     7,427         8,202       (21,335)           --
     Ad Valorem Taxes                             --            --            --            --
     Other Taxes                                  --            --            --            --
                                          ----------    ----------    ----------    ----------
TOTAL TAXES PAYABLE                           29,624        95,146       122,333            --
                                          ==========    ==========    ==========    ==========
SECURED DEBT POST-PETITION                        --            --            --            --
ACCRUED INTEREST PAYABLE                         995           995           995            --
* ACCRUED PROFESSIONAL FEES                       --            --            --            --
OTHER ACCRUED LIABILITIES:
     1. State Association Fees                   270           990           164            --
     2. Bonus                                  2,702         2,702         2,702            --
     3. Sales Commissions                      1,155       (15,397)      (15,397)           --
     4. Volume Rebate                         (2,396)       (2,396)           --            --
     5. Dealer Freight                        13,263        52,001        23,391            --
     6. Intercompany                         280,403     1,056,834     1,404,039       793,069
                                          ----------    ----------    ----------    ----------
TOTAL POST-PETITION LIABILITIES (MOR-3)      729,576     1,769,067     1,690,257       884,247
                                          ==========    ==========    ==========    ==========

* Payment Requires Court Approval.


          MOR-4

CASE NAME:  R-ANELL CUSTOM HOMES, INC.           CASE NUMBER:     01-80038-G3-11

                       AGING OF POST-PETITION LIABILITIES
                                 MONTH OF APRIL

                                                          AD-VALOREM,
DAYS      TOTAL     TRADE ACCTS  FED TAXES   STATE TAXES  OTHER TAXES   OTHER
----      -----     -----------  ---------   -----------  -----------   -----
 0-30    884,247         91,179         --         --         --       793,069
31-60         --
61-90         --
91 +          --
TOTAL    884,247         91,179         --         --         --       793,069

                          AGING OF ACCOUNTS RECEIVABLE

  MONTH        JANUARY       FEBRUARY      MARCH         APRIL
  -----        -------       --------      -----         -----

 0-30 DAYS           --            --        --            --
31-60 DAYS           --            --        --            --
61-90 DAYS           --            --        --            --
91 + DAYS     1,995,224     1,404,891        --            --
TOTAL         1,995,224     1,404,891        --            --


            MOR-5

CASE NAME:  R-ANELL CUSTOM HOMES, INC.           CASE NUMBER:     01-80038-G3-11

                           STATEMENT OF INCOME (LOSS)

             MONTH                        JANUARY         FEBRUARY           MARCH           APRIL        FILING TO DATE
             -----                       ----------      ----------       ----------       ----------     --------------
REVENUES (MOR-1)                            495,641        1,973,058              285               --        2,468,984
TOTAL COST OF REVENUES                    1,464,851        1,483,554           69,845               --        3,018,250
GROSS PROFIT                               (969,210)         489,504          (69,560)              --         (549,266)
OPERATING EXPENSES:
       Selling & Marketing                  (19,142)          35,246           84,743               --          100,847
       General & Administrative              25,507           12,789           17,077         (160,262)        (104,889)
       Insiders Compensation                 14,405           17,083           13,968               --           45,456
       Professional Fees                         --               --               --               --               --
       Impairment of Assets                      --        8,020,780        1,276,576               --        9,297,356
       Other (attach list)                       --               --               --         (232,734)        (232,734)
                                         ----------       ----------       ----------       ----------       ----------
TOTAL OPERATING EXPENSES                     20,770        8,085,899        1,392,364         (392,996)       9,106,037
                                         ==========       ==========       ==========       ==========       ==========
INCOME BEFORE INT, DEPR/TAX (MOR-1)        (989,980)      (7,596,395)      (1,461,924)         392,996       (9,655,303)
                                         ==========       ==========       ==========       ==========       ==========
INTEREST EXPENSE                             36,642               --               --               --           36,642
DEPRECIATION                                 18,653               --               --               --           18,653
OTHER (INCOME) EXPENSE *                   (147,604)              --               --         (147,604)
OTHER ITEMS **                                   --               --               --               --               --
                                         ----------       ----------       ----------       ----------       ----------
TOTAL INT, DEPR & OTHER ITEMS               (92,310)              --               --               --          (92,310)
                                         ----------       ----------       ----------       ----------       ----------
NET INCOME BEFORE TAXES                    (897,670)      (7,596,395)      (1,461,924)         392,996       (9,562,993)
                                         ==========       ==========       ==========       ==========       ==========
FEDERAL INCOME TAXES                             --               --               --               --               --
                                         ----------       ----------       ----------       ----------       ----------
NET INCOME (LOSS) (MOR-1)                  (897,670)      (7,596,395)      (1,461,924)         392,996       (9,562,993)
                                         ==========       ==========       ==========       ==========       ==========

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business;
    requires footnote


          MOR-6

CASE NAME:  R-ANELL CUSTOM HOMES, INC.           CASE NUMBER:     01-80038-G3-11

CASH RECEIPTS AND                                         MONTH           MONTH           MONTH         MONTH          FILING TO
DISBURSEMENTS                                            JANUARY         FEBRUARY         MARCH         APRIL            DATE
-------------                                           ----------      ----------      ----------    ----------      ----------
 1.  CASH - BEGINNING OF MONTH                           1,004,349         897,794        538,858        307,839       1,004,349
RECEIPTS:
 2.  CASH SALES                                            284,575       1,793,946        634,938         39,819       2,753,279
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                          --              --                            --              --
 4.  LOANS & ADVANCES (ATTACH LIST)                             --                                            --              --
 5.  SALE OF ASSETS                                             --                          1,000             --           1,000
 6.  INTERCOMPANY                                               --                         12,848             --          12,848
                                                        ----------       ---------      ---------      ---------      ----------
TOTAL RECEIPTS                                             284,575       1,793,946        648,786         39,819       2,767,126
                                                        ==========       =========      =========      =========      ==========
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 7.  NET PAYROLL                                            99,250                                                        99,250
 8.  PAYROLL TAXES PAID                                         --                                                            --
 9.  SALES, USE & OTHER TAXES PAID                              --                                                            --
10.  SECURED / RENTAL / LEASES                             169,512                                                       169,512
11.  UTILITIES                                                  --                                                            --
12.  INSURANCE                                                  --         561,003                                       561,003
13.  INVENTORY PURCHASES                                        --         871,892        879,805                      1,751,697
14.  VEHICLE EXPENSES                                           --                                                            --
15.  TRAVEL ENTERTAINMENT                                       --                                                            --
16.  REPAIRS, MAINTENANCE & SUPPLIES                            --                                                            --
17.  ADMINISTRATIVE & SELLING                                   13          20,018                                        20,031
18.  INTERCOMPANY                                          122,356         699,968             --        109,209         931,533
19.  OTHER (ATTACH LIST)                                        --                                       141,924         141,924
                                                        ----------       ---------      ---------      ---------      ----------
TOTAL DISBURSEMENTS FROM OPERATIONS                        391,131       2,152,881        879,805        251,133       3,674,950
                                                        ==========       =========      =========      =========      ==========
20.  PROFESSIONAL FEES                                          --                                            --              --
21.  U.S. TRUSTEE FEES                                          --                                            --              --
22.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                --                                            --              --
                                                        ----------       ---------      ---------      ---------      ----------
TOTAL DISBURSEMENTS                                        391,131       2,152,881        879,805        251,133       3,674,950
                                                        ==========       =========      =========      =========      ==========
23.  NET CASH FLOW                                        (106,556)       (358,935)      (231,019)      (211,314)       (907,824)
                                                        ----------       ---------      ---------      ---------      ----------
24.  CASH - END OF MONTH (MOR-2)                           897,794         538,859        307,839         96,525          96,525
                                                        ==========       =========      =========      =========      ==========


                     * applies to Individual debtor's only.

        MOR-7

CASE NAME:  R-ANELL CUSTOM HOMES, INC.           CASE NUMBER:     01-80038-G3-11

                           CASH ACCOUNT RECONCILIATION
                               MONTH OF APRIL 2001

BANK NAME                                  BANK OF AMERICA       BB&T              BB&T       PETTY CASH
---------                                  ---------------   ------------       ----------    ----------
ACCOUNT NUMBER                                 3755500043      5213162863

ACCOUNT TYPE                                  OPERATING       OPERATING                                       TOTAL ALL
------------                                  ---------       ---------         ----------    -----------     ---------
BANK BALANCE                                     96,525              --                --             --         96,525
DEPOSIT IN TRANSIT                                   --              --                --             --             --
OUTSTANDING CHECKS                                   --              --                --             --             --
                                              ---------       ---------          --------       --------       --------
ADJUSTED BANK BALANCE                            96,525              --                --             --         96,525
                                              =========       =========          ========       ========       ========
BEGINNING CASH - PER BOOKS                      165,914         141,924                               --        307,838
RECEIPTS                                         39,819              --                --             --         39,819
TRANSFERS BETWEEN ACCOUNTS                     (109,209)             --                               --       (109,209)
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL
  DEBTOR MFR-2                                       --              --                --             --             --
CHECKS / OTHER DISBURSEMENTS                         --        (141,924)               --             --       (141,924)
                                              ---------       ---------          --------       --------       --------
ENDING CASH - PER BOOKS                          96,525              (0)               --             --         96,525
                                              =========       =========          ========       ========       ========


          MOR-8

CASE NAME:  R-ANELL CUSTOM HOMES, INC.           CASE NUMBER:     01-80038-G3-11

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS.

ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).

                                                             MONTH       MONTH       MONTH     MONTH
          INSIDERS: NAME/POSITION/COMP TYPE                 JANUARY     FEBRUARY     MARCH     APRIL
          ---------------------------------                 -------     --------     -----     -----
1. DENNIS L. JONES/PRESIDENT                                  6,983       9,311       9,311        --
2. RONALD MCCASLIN/VICE PRESIDENT, DIRECTOR                      --          --          --        --
3. JACKIE HOLLAND/VICE PRESIDENT                                 --          --          --        --
4. CRAIG A. REYNOLDS/VP, SECRETARY, TREASURER, DIRECTOR          --          --          --        --
5. KRISTI E. GROSS/ASSISTANT SECRETARY                           --          --          --        --
6. STEVE PURDY/ASSISTANT SECRETARY                            7,422       7,772       4,657        --
                                                             ------      ------     -------    ------
TOTAL INSIDERS (MOR-1)                                       14,405      17,083      13,968        --
                                                             ======      ======     =======    ======

                                   MONTH    MONTH     MONTH    MONTH
PROFESSIONALS/NAME/ORDER DATE     JANUARY  FEBRUARY   MARCH    APRIL
-----------------------------     -------  --------   -----    -----
1.                                    --       --       --       --
2.                                    --       --       --       --
3.                                    --       --       --       --
4.                                    --       --       --       --
5.                                    --       --       --       --
6.                                    --       --       --       --
                                  -------  --------   -----    -----
TOTAL PROFESSIONALS (MOR-1)           --       --       --       --
                                  =======  ========   =====    =====


          MOR-9